AS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION ON APRIL 23, 2004                        FILE NO. 2-77284 (811-03459)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933      /X/

                        PRE-EFFECTIVE AMENDMENT NO.__                 / /

                       POST-EFFECTIVE AMENDMENT NO. 54                /X/

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                              AMENDMENT NO. 34                        /X/

                             PENN SERIES FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                   REGISTRANT'S TELEPHONE NUMBER: 215-956-8000

                                PETER M. SHERMAN
                                    PRESIDENT
                             PENN SERIES FUNDS, INC.
                        PHILADELPHIA, PENNSYLVANIA 19172
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                                MICHAEL BERENSON
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 PENNSYLVANIA AVENUE, NW
                              WASHINGTON, DC 20004

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX)

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485 /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b) OF RULE 485
     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH a (1) OF RULE 485 / / ON [DATE] PURSUANT TO PARAGRAPH (a) (1) OF RULE 485
     / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485 / / ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

PROSPECTUS -- MAY 1, 2004


PENN SERIES FUNDS, INC.

600 DRESHER ROAD, HORSHAM, PA 19044 - TELEPHONE 800-523-0650

                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Penn Series Funds, Inc. ("Penn Series" or the "Company") is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 17 different portfolios (each a "Fund" and, collectively, the "Funds") advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Putnam Investment Management, LLC, Franklin Advisers, Inc., Lord, Abbett & Co. LLC, Heitman Real Estate Securities LLC, Royce & Associates, LLC, Vontobel Asset Management, Inc., RS Investment Management, Inc., Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated. One of the Funds, the Core Equity Fund, is currently available only to separate accounts that fund group annuity contracts issued by Penn Mutual in the qualified pension plan market.



PROSPECTUS CONTENTS                                                     PAGE
----------------------------------------------------------------------------
INVESTMENT SUMMARY                                                         5
      MONEY MARKET FUND                                                    5
      LIMITED MATURITY BOND FUND                                           8
      QUALITY BOND FUND                                                   12
      HIGH YIELD BOND FUND                                                16
      FLEXIBLY MANAGED FUND                                               19
      CORE EQUITY FUND                                                    23
      GROWTH EQUITY FUND                                                  26
      LARGE CAP VALUE FUND                                                30
      LARGE CAP GROWTH FUND                                               34
      INDEX 500 FUND                                                      38
      MID CAP GROWTH FUND                                                 41
      MID CAP VALUE FUND                                                  44
      STRATEGIC VALUE FUND                                                48
      EMERGING GROWTH FUND                                                51
      SMALL CAP VALUE FUND                                                55
      INTERNATIONAL EQUITY FUND                                           58
      REIT FUND                                                           61
ADDITIONAL INFORMATION                                                    65
MANAGEMENT                                                                65
      Investment Adviser                                                  65
      Sub-Advisers                                                        66
      Expenses and Limitations                                            69
ACCOUNT POLICIES                                                          70
      Purchasing and Selling Fund Shares                                  70
      How the Funds Calculate NAV                                         70
   Dividends and Distributions                                            70
      Taxes                                                               70

FINANCIAL HIGHLIGHTS                                                      72

INVESTMENT SUMMARY:

MONEY MARKET FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

INVESTMENT STRATEGY:


The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund's policy is to seek to maintain a stable price of $1.00 per share.


RISKS OF INVESTING:

The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION:


The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

FOR YEARS ENDED DECEMBER 31
1994                              3.71%
1995                              5.51%
1996                              5.00%
1997                              5.15%
1998                              5.00%
1999                              4.66%
2000                              5.99%
2001                              4.00%
2002                              1.65%
2003                              0.86%


                    BEST QUARTER                 WORST QUARTER
                        1.57%                        0.15%
                     (12/31/00)                   (12/31/03)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                                  MONEY MARKET FUND
            -------------------------------------------------------
            1 Year                                      0.86%
            5 Year                                      3.43%
            10 Year                                     4.14%



            The current yield of the Money Market Fund for the seven-day period ended December 31, 2003 was 0.51%.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                        0.19%
                Distribution (12b-1) Fees                       None
                Other Expenses                                  0.31%
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.50%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                      1 Year                   $  52
                      3 Years                  $ 163
                      5 Years                  $ 285
                      10 Years                 $ 640

INVESTMENT SUMMARY:

LIMITED MATURITY BOND FUND


INVESTMENT ADVISER:

Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in short- to intermediate-term investment grade debt securities of the U.S. government and corporate issuers. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.


DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

QUALITY: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds."


SECTORS: The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

TURNOVER: Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high.


RISKS OF INVESTING:


An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt. The Fund's value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.


PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

FOR YEAR ENDED DECEMBER 31
2001                              6.64%
2002                              6.25%
2003                              2.90%

                    BEST QUARTER                 WORST QUARTER
                        3.06%                        0.10%
                     (12/31/00)                   (12/31/03)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                                                 CITIGROUP
                                   LIMITED MATURITY           TREASURY/AGENCY
                                      BOND FUND             1 TO 5 YEAR INDEX(1)
        ------------------------------------------------------------------------
        1 Year                           2.90%                      2.21%
        Since May 1, 2000(2)             6.26%                      7.11%



       (1) The Citigroup Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


       (2)  Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


               Investment Advisory Fees                         0.30%
               Distribution (12b-1) Fees                        None
               Other Expenses                                   0.30%
               TOTAL ANNUAL FUND OPERATING EXPENSES             0.60%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

               1 Year            $  62
               3 Years           $ 195
               5 Years           $ 339
               10 Years          $ 760

INVESTMENT SUMMARY:

QUALITY BOND FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:

The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

INVESTMENT STRATEGY:

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in marketable investment grade debt securities. The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.


DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.


QUALITY: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds."


SECTORS: The Fund will invest primarily in the following sectors: corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, collateralized mortgage obligations, and asset-backed securities.

TURNOVER: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, portfolio turnover can be relatively high. The Fund's annual portfolio turnover rates for 2003, 2002, and 2001 were 215.4%, 498.6%, and 930.7%, respectively.


RISKS OF INVESTING:


An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal. The Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.


PERFORMANCE INFORMATION:


The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


[CHART]

FOR YEARS ENDED DECEMBER 31
1994                              -5.29%
1995                              20.14%
1996                               4.14%
1997                               8.03%
1998                              10.17%
1999                               0.00%
2000                              12.00%
2001                               8.91%
2002                               5.28%
2003                               6.18%

                    BEST QUARTER                 WORST QUARTER
                       6.31%                        (4.71)%
                     (3/31/95)                     (3/31/94)


        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                                          CITIGROUP BROAD
                                                          INVESTMENT GRADE
                                    QUALITY BOND FUND      BOND INDEX(1)
        -----------------------------------------------------------------------
        1 Year                            6.18%                   4.20%
        5 Year                            6.40%                   6.62%
        10 Year                           6.76%                   6.96%

       (1) The Citigroup Broad Investment Grade Bond Index (Citigroup Index) is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


            Investment Advisory Fees                          0.33%
            Distribution (12b-1) Fees                         None
            Other Expenses                                    0.29%
            TOTAL ANNUAL FUND OPERATING EXPENSES              0.62%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                         1 Year                    $  65
                         3 Years                   $ 203
                         5 Years                   $ 353
                         10 Years                  $ 791

INVESTMENT SUMMARY:

HIGH YIELD BOND FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to realize high current income.

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. High yield bonds are rated below investment grade (BB and lower) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's dollar-weighted average maturity generally is expected to be in the six- to twelve-year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When the Sub-Adviser's outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential. When the Sub-Adviser's outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds. The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The Fund's value will change primarily with changes in the prices of the bonds held by the Fund. The value of bonds will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the Fund's credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. The Fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds, since better-quality junk bonds follow the higher grade market to some extent. But if the Fund's focus is bonds rated B and below, credit risk will probably predominate. To the extent the Fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEARS ENDED DECEMBER 31
1994                               7.33%
1995                              16.41%
1996                              13.87%
1997                              15.78%
1998                               4.75%
1999                               4.24%
2000                              -3.69%
2001                               6.92%
2002                               3.41%
2003                              23.13%



                    BEST QUARTER                 WORST QUARTER
                        7.38%                       (4.48)%
                      (6/30/03)                    (9/30/98)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)

                                                               CS FIRST BOSTON
                                         HIGH YIELD           GLOBAL HIGH YIELD
                                          BOND FUND               INDEX(1)
        -----------------------------------------------------------------------
        1 Year                             23.13%                   27.92%
        5 Year                              6.45%                    6.44%
        10 Year                             7.38%                    7.30%



       (1) The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.50%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.36%
                TOTAL ANNUAL FUND OPERATING EXPENSES          0.86%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $    90
                        3 Years                $   280
                        5 Years                $   486
                        10 Years               $ 1,082

INVESTMENT SUMMARY:

FLEXIBLY MANAGED FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to maximize total return (capital appreciation and income).

INVESTMENT STRATEGY:

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund's objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.


The Fund's approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the Sub-Adviser's ability to find companies that meet valuation criteria rather than its market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. There is no limit on the Fund's investments in convertible securities. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


RISKS OF INVESTING:


An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds. The Fund's value will change primarily with changes in the prices of the securities held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. To the extent the Fund invests in foreign securities, some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.


PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEARS ENDED DECEMBER 31
1994                               4.14%
1995                              22.28%
1996                              16.37%
1997                              15.65%
1998                               6.09%
1999                               7.15%
2000                              22.22%
2001                              10.34%
2002                               0.87%
2003                              29.92%

                    BEST QUARTER                 WORST QUARTER
                       14.45%                       (9.28)%
                      6/30/03                      (9/30/98)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                  FLEXIBLY MANAGED FUND      S&P 500 INDEX(1)
        ----------------------------------------------------------------------
        1 Year                            29.92%                   28.70%
        5 Year                            13.62%                   (0.57)%
        10 Year                           13.16%                   11.06%



       (1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.60%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.26%
                TOTAL ANNUAL FUND OPERATING EXPENSES          0.86%*



* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. This reimbursement had no material effect on the operating expenses of the Fund borne by investors in calendar (fiscal) year 2003.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                        1 Year                 $    90
                        3 Years                $   281
                        5 Years                $   489
                        10 Years               $ 1,087

INVESTMENT SUMMARY:

CORE EQUITY FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

INVESTMENT STRATEGY:


Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will primarily invest in common stocks of well established companies that the Adviser believes have long-term potential for above-average growth in earnings and income. The Adviser may from time to time invest in non-dividend paying companies with prospects for future income or capital appreciation. The Adviser may also use convertible bonds or preferred stock to enhance income as well as provide capital appreciation. The Adviser's approach emphasizes companies that it believes are capable of generating strong earnings and sales gains in an increasingly global economy. Companies with consistent earnings growth are most able to provide a predictable level of current income as well as the potential for growth in income over time. By its nature the Fund invests primarily in large capitalization companies.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning above-average growth in capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stock. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with smaller, less well established companies. Investing in companies with dividends may also reduce the volatility associated with common stock investing. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. Convertible bonds and preferred stocks may also be affected by the change in the level of interest rates and investor judgements about the quality of the issuer. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEAR ENDED DECEMBER 31
2001                              -18.62%
2002                              -23.86%
2003                               21.02%



                    BEST QUARTER                 WORST QUARTER
                        11.48%                      (15.57)%
                     (12/31/03)                    (3/31/01)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                      CORE EQUITY FUND      S&P 500 INDEX(1)
        ---------------------------------------------------------------------
        1 Year                             21.02%                28.70%
        Since May 1, 2000(2)               (9.72)%               (5.61)%



       (1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       (2)  Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.50%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.58%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.08%
                Fee Waivers                                  (0.08)%*

                NET ANNUAL FUND OPERATING EXPENSES            1.00%



* The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   104
                        3 Years                $   325
                        5 Years                $   563
                        10 Years               $ 1,249

INVESTMENT SUMMARY:

GROWTH EQUITY FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

INVESTMENT STRATEGY:


Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in common stocks of well established companies that the Adviser believes have long-term growth potential. In selecting the Fund's investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater than the projected growth rate of the economy as a whole. The Adviser's approach emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy. The Adviser believes that, over the long term, the earnings of well established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. Secondarily, the Adviser also considers the dividend paying potential of well established companies.


RISKS OF INVESTING:


An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in the common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.


PERFORMANCE INFORMATION:


The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

FOR YEARS ENDED DECEMBER 31
1994                               -8.12%
1995                               26.45%
1996                               19.76%
1997                               26.74%
1998                               41.67%
1999                               34.10%
2000                              -26.10%
2001                              -25.34%
2002                              -34.90%
2003                               12.36%


                    BEST QUARTER                 WORST QUARTER
                       27.93%                      (21.47)%
                     (12/31/99)                   (12/31/00)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                           GROWTH EQUITY         RUSSELL 1000
                                                FUND            GROWTH INDEX(1)
        ------------------------------------------------------------------------
        1 Year                                 12.36%                29.75%
        5 Year                                (11.56)%               (5.11)%
        10 Year                                 3.06%                 9.21%



       (1) The Russell 1000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.65%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.32%

                TOTAL ANNUAL FUND OPERATING EXPENSES          0.97%*



* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2003 were 0.94% of net assets of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   100
                        3 Years                $   313
                        5 Years                $   544
                        10 Years               $ 1,207

INVESTMENT SUMMARY:

LARGE CAP VALUE FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Putnam Investment Management, LLC

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to maximize total return (capital appreciation and income).

INVESTMENT STRATEGY:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large cap companies are those with market capitalizations above $2 billion. In selecting individual investments for the Fund, the Sub-Adviser attempts to find under-valued stocks that offer the potential for both current income and capital appreciation. To find such a stock, the Sub-Adviser considers a company's financial strength, competitive position in its industry and projected future earnings and dividends. The Sub-Adviser normally will purchase the common stock of a company when it believes that the stock is under-valued compared to its true worth.

RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1, 2000. Since May 1, 2000, Putnam Investment Management, LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

FOR YEARS ENDED DECEMBER 31
1994                                2.92%
1995                               37.48%
1996                               25.19%
1997                               24.98%
1998                                9.59%
1999                               -0.80%
2000                               12.64%
2001                               -2.40%
2002                              -14.96%
2003                               27.76%


                    BEST QUARTER                 WORST QUARTER
                      17.98%                       (19.52)%
                    (6/30/03)                     (9/30/02)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                            LARGE CAP            RUSSELL 1000
                                            VALUE FUND          VALUE INDEX(1)
        -----------------------------------------------------------------------
        1 Year                                27.76%                 30.03%
        5 Year                                 3.45%                  3.56%
        10 Year                               11.14%                 11.88%



       (1) The Russell 1000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.60%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.30%
                TOTAL ANNUAL FUND OPERATING EXPENSES          0.90%*



* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2003 were 0.86% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $    94
                        3 Years                $   294
                        5 Years                $   510
                        10 Years               $ 1,134

INVESTMENT SUMMARY:

LARGE CAP GROWTH FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve long-term growth of capital (capital appreciation).

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. For this Fund, large cap companies are those with market capitalization within the top 50% of companies in the Russell 1000 Index at the time of purchase. The Russell 1000 Index consists of the 1000 largest companies that have issued publicly traded securities. Growth companies in which the Fund may invest include those that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains or are trading at valuations that appear attractive relative to their growth rates. These companies generally dominate, or are gaining market share in, their industry and have a reputation for quality management, and superior products and services. In choosing investments, the Sub-Adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the Sub-Adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the Fund seeks investments across a number of sectors, it may have from time to time substantial positions in the technology sector (including health technology, electronic technology and technology services), communications and financial services companies. In addition to investing in equity securities of large-cap growth companies, the Fund may invest in a variety of other securities that the Sub-Adviser believes may help the Fund to achieve its objective of long-term growth of capital, including up to 25% of its total assets in foreign securities and up to 20% of its net assets in investments of small to medium capitalization companies.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.


To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. For example, stocks of companies in the technology sector have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. The Fund's investments in foreign securities involve more risks than investing in U.S. securities. For example, the political, economic and social structures of some countries the Fund invests in may be less stable and more volatile than those in the U.S. Any investments made by the Fund in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. In addition, many of the Fund's investments in foreign securities may be issued and traded in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart shows the Fund's performance for its first complete year. The table shows Fund performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


[CHART]


FOR YEAR ENDED DECEMBER 31
2003                              25.61%



                    BEST QUARTER                 WORST QUARTER
                       15.36%                         -3.21%
                     (6/30/03)                      (3/31/03)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                           LARGE CAP           RUSSELL 1000
                                          GROWTH FUND         GROWTH INDEX(1)
        -----------------------------------------------------------------------
        1 Year                                25.61%               29.75%
        Since May 1, 2002(2)                   3.56%                2.73%

       (1) The Russell 1000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       (2)  Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.55%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.72%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.27%
                Fee Waivers                                  (0.27)%*
                NET ANNUAL FUND OPERATING EXPENSES            1.00%



* The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                        1 Year                 $   104
                        3 Years                $   324
                        5 Years                $   562
                        10 Years               $ 1,245

INVESTMENT SUMMARY:

INDEX 500 FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Wells Capital Management Incorporated

INVESTMENT OBJECTIVE:

The Fund's investment objective is total return (capital appreciation and income) which corresponds to that of the Standard & Poor's Composite Index of 500 stocks.

INVESTMENT STRATEGY:

The Fund invests substantially all of its assets in securities listed in the S&P 500 Index which is comprised of 500 selected securities (mostly common stocks). The Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis. Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index. In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:


The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEAR ENDED DECEMBER 31
2001                              -11.98%
2002                              -22.28%
2003                               28.41%



                    BEST QUARTER                 WORST QUARTER
                       15.36%                      (17.23)%
                     (6/30/03)                    (9/30/02)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                       INDEX 500 FUND        S&P 500 INDEX(1)
        ----------------------------------------------------------------------
        1 Year                              28.41%                 28.70%
        Since May 1, 2000(2)                (5.78)%                (5.61)%



       (1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


       (2)  Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                Investment Advisory Fees                      0.07%

                Distribution (12b-1) Fees                     None
                Other Expenses                                0.31%
                TOTAL ANNUAL FUND OPERATING EXPENSES          0.38%*



* The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.25%. It is anticipated that the Agent will continue this voluntary fee waiver in effect through July 31, 2004. Thereafter, the Agent will voluntarily waive fees and reimburse expenses to the extent total operating expenses exceed 0.35%. The Agent may change or eliminate all or part of these voluntary waivers at any time.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $    40
                        3 Years                $   126
                        5 Years                $   220
                        10 Years               $   495

INVESTMENT SUMMARY:

MID CAP GROWTH FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Turner Investment Partners, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to maximize capital appreciation.

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index. The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The Fund's exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently which may result in higher transaction costs.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEAR ENDED DECEMBER 31
2001                              -28.11%
2002                              -32.59%
2003                               49.29%



                    BEST QUARTER                 WORST QUARTER
                       25.80%                      (32.07)%
                     (12/31/01)                    (9/30/01)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                           MID CAP        RUSSELL MIDCAP
                                         GROWTH FUND      GROWTH INDEX(1)
        -----------------------------------------------------------------
        1 Year                              49.29%             42.71%
        Since May 1, 2000(2)               (11.71)%           (10.44)%



       (1) The Russell Midcap Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


       (2)  Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                Investment Advisory Fees                      0.70%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.35%

                TOTAL ANNUAL FUND OPERATING EXPENSES          1.05%
                Fee Waivers                                  (0.05)%(1)
                NET ANNUAL FUND OPERATING EXPENSES            1.00%(2)


(1) The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


(2) A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2003 were 0.88% of net assets of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   104
                        3 Years                $   323
                        5 Years                $   561
                        10 Years               $ 1,244

INVESTMENT SUMMARY:

MID CAP VALUE FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve growth of capital.

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Mid-cap companies have capitalization in the range of the Russell Midcap Index. In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEAR ENDED DECEMBER 31
2001                              -3.17%
2002                              -9.42%
2003                              36.84%



                    BEST QUARTER                 WORST QUARTER
                       15.02%                      (14.30)%
                     (12/31/03)                    (9/30/02)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                        MID CAP VALUE           RUSSELL MIDCAP
                                             FUND               VALUE INDEX(1)
        -----------------------------------------------------------------------
        1 Year                              36.84%                  38.07%
        Since May 1, 2000(2)                11.44%                  11.70%



       (1) The Russell Midcap Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       (2) Inception date of the Fund.



FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.55%
                Distribution (12b-1) Fees                     None

                Other Expenses                                0.31%
                TOTAL ANNUAL FUND OPERATING EXPENSES          0.86%*



* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2003 were 0.84% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $    89
                        3 Years                $   278
                        5 Years                $   484
                        10 Years               $ 1,076

INVESTMENT SUMMARY:

STRATEGIC VALUE FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve capital appreciation.


INVESTMENT STRATEGY:


Under normal conditions, the Fund invests its net assets primarily in equity securities of mid-cap companies with market capitalization in the approximate range of $500 million to $10 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company's products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:


The bar chart shows the Fund's performance for its first complete year. The table shows Fund performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


[CHART]


FOR YEAR ENDED DECEMBER 31
2003                              25.13%



                    BEST QUARTER                 WORST QUARTER
                      15.52%                       (7.96)%
                     (6/30/03)                    (3/31/03)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                         STRATEGIC            RUSSELL MID CAP
                                         VALUE FUND           VALUE INDEX(1)
        ---------------------------------------------------------------------
        1 Year                             25.13%                 38.07%
        Since May 1, 2002(2)                4.31%                  9.14%



       (1) The Russell Mid Cap Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       (2)  Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.72%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.54%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.26%
                Fee Waivers                                  (0.01)%*
                NET ANNUAL FUND OPERATING EXPENSES            1.25%



* The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement, to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.25% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   130
                        3 Years                $   405
                        5 Years                $   701
                        10 Years               $ 1,544

INVESTMENT SUMMARY:

EMERGING GROWTH FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

RS Investment Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is capital appreciation.

INVESTMENT STRATEGY:

Under normal conditions, the Fund invests primarily in common stocks of emerging growth companies. In selecting the Fund's investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company. In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace. The Sub-Adviser's approach emphasizes companies in those sectors of the economy that are experiencing rapid growth.

RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. In addition, the Fund is subject to the risk that its principal market segment, small capitalization emerging growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

FOR YEAR ENDED DECEMBER 31
1998                               35.70%
1999                              185.03%
2000                              -28.54%
2001                              -15.84%
2002                              -42.08%
2003                               47.51%




                    BEST QUARTER                 WORST QUARTER
                       76.17%                      (30.67)%
                     (12/31/99)                    (9/30/01)


        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                         EMERGING GROWTH    RUSSELL 2000 GROWTH
                                              FUND                INDEX(1)
        -----------------------------------------------------------------------
        1 Year                                47.51%               48.54%
        5 Year                                 7.93%                0.86%
        Since May 1, 1997(2)                  16.48%                4.59%



       (1) The Russell 2000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


       (2)  Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.74%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.35%

                TOTAL ANNUAL FUND OPERATING EXPENSES          1.09%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   113
                        3 Years                $   354
                        5 Years                $   613
                        10 Years               $ 1,357

INVESTMENT SUMMARY:

SMALL CAP VALUE FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Royce & Associates, LLC

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to seek capital appreciation.

INVESTMENT STRATEGY:


Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small-cap companies. Investors will be given 60 days' advance notice of any change in this policy. Small-cap companies have market capitalization of less than $2.5 billion. The Fund will attempt to take advantage of what the Sub-Adviser believes are opportunistic situations for under-valued securities. Such opportunities may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset value or under-valued growth companies.


RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.

In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the Fund owns. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

The Fund's ability to achieve its goal will depend largely on the Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1, 2000. Since May 1, 2000, Royce & Associates, LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEARS ENDED DECEMBER 31
1996                              19.76%
1997                              23.02%
1998                              -9.16%
1999                              -1.33%
2000                              13.73%
2001                              16.75%
2002                             -16.76%
2003                              74.85%



                    BEST QUARTER                 WORST QUARTER
                      31.40%                       (28.29)%
                     (6/30/03)                     (9/30/02)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                           SMALL CAP              RUSSELL 2000
                                           VALUE FUND            VALUE INDEX(1)
        -----------------------------------------------------------------------
        1 Year                                74.85%               46.03%
        5 Years                               13.78%               12.28%

                                            SMALL CAP             RUSSELL 2000
                                            VALUE FUND           VALUE INDEX(1)
        -----------------------------------------------------------------------
        Since March 1, 1995 (2)               12.70%               14.29%



       (1) The Russell 2000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


       (2)  Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.85%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.34%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.19%
                Fee Waivers                                  (0.04)%*
                NET ANNUAL FUND OPERATING EXPENSES            1.15%



* The Administrative and Corporate Services Agent and the Adviser have contractually agreed under the administrative and corporate services agreement and the investment advisory agreement, respectively, to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.15% of average daily net assets per year. These agreements continue indefinitely so long as they are approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   120
                        3 Years                $   373
                        5 Years                $   646
                        10 Years               $ 1,426

INVESTMENT SUMMARY:

INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Vontobel Asset Management, Inc.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve capital appreciation.

INVESTMENT STRATEGY:


Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser's goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 50-90 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may also invest in securities of companies in emerging and developing markets.


RISKS OF INVESTING:


An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.


PERFORMANCE INFORMATION:

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]


FOR YEARS ENDED DECEMBER 31
1994                               -6.31%
1995                               13.80%
1996                               16.87%
1997                               10.41%
1998                               18.85%
1999                               45.78%
2000                              -18.67%
2001                              -28.12%
2002                               -9.94%
2003                               32.85%


                    BEST QUARTER                 WORST QUARTER
                       32.31%                      (18.69)%
                     (12/31/99)                    (3/31/01)


        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                        INTERNATIONAL EQUITY      MSCI EAFE
                                                FUND              INDEX(1)
        -------------------------------------------------------------------
        1 Year                                 32.85%               39.17%
        5 Year                                  0.38%                0.26%
        10 Year                                 5.24%                4.78%



       (1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.85%
                Distribution (12b-1) Fees                     None
                Other Expenses                                0.34%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.19%*



* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2003 were 1.15% of net assets of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                        1 Year                 $   124
                        3 Years                $   386
                        5 Years                $   668
                        10 Years               $ 1,474

INVESTMENT SUMMARY:

REIT FUND

INVESTMENT ADVISER:

Independence Capital Management, Inc.

SUB-ADVISER:

Heitman Real Estate Securities LLC.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

INVESTMENT STRATEGY:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts ("REITs"). Investors in the Fund will be given 60 days' advance notice of any changes to this policy. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos. In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and
(ii) companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies. The Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate. The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics. The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

RISKS OF INVESTING:

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The prices of the securities held in the Fund will fluctuate. Price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. REITs may expose the Fund to risks similar to those associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:


The bar chart shows the Fund's performance for its first complete year. The table shows Fund performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


[CHART]


FOR YEAR ENDED DECEMBER 31
2003                              35.49%



                    BEST QUARTER                 WORST QUARTER
                      12.89%                         0.89%
                     (6/30/03)                     (3/31/03)



        AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2003)



                                                                WILSHIRE REAL
                                                              ESTATE SECURITIES
                                             REIT FUND            INDEX(1)
        -----------------------------------------------------------------------
        1 Year                                 35.49%              37.06%
        Since May 1, 2002(2)                   14.42%              16.09%



       (1) The Wilshire Real Estate Securities Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

       (2)  Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                Investment Advisory Fees                      0.70%
                Distribution (12b-1) Fees                     None

                Other Expenses                                0.64%
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.34%
                Fee Waivers                                  (0.09)%*
                NET ANNUAL FUND OPERATING EXPENSES            1.25%



* The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement, to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.25% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                        1 Year                 $   130
                        3 Years                $   404
                        5 Years                $   698
                        10 Years               $ 1,538

PENN SERIES FUNDS, INC.

ADDITIONAL INFORMATION

TEMPORARY INVESTING: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

PORTFOLIO TURNOVER: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover may result in increased transaction costs.

INDEX 500 FUND: "S&P 500 Index" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index 500 Fund.

MANAGEMENT

INVESTMENT ADVISER


INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $13 billion. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044 and Five Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087. As of December 31, 2003, ICMI serves as investment adviser for about $2.2 billion of investment assets.


ICMI provides day-to-day portfolio management services for the MONEY MARKET, LIMITED MATURITY BOND, QUALITY BOND, CORE EQUITY, and GROWTH EQUITY FUNDS.


George C. McFarland, Jr., Vice President of Independence Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. McFarland also serves as Vice President of The Pennsylvania Trust Company. Prior to joining Independence Capital Management, Inc. and The Pennsylvania Trust Company in April 1998, Mr. McFarland was an attorney at High, Swartz, Roberts & Seidel LLP, Norristown, PA.

JoAnne T. Fredericks, Vice President of Independence Capital Management, Inc., is primarily responsible for the day-to-day management of the Core Equity Fund. Ms. Fredericks also serves as Senior Vice President of The Pennsylvania Trust Company. Prior to joining Independence Capital Management, Inc. and The Pennsylvania Trust Company in April 2000, Ms. Fredericks was Senior Vice President at First Investment Advisors, a division of First Union Bank.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, of Penn Mutual.

In addition, ICMI provides investment management services to the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH FUND, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS through sub-advisers that are selected to manage the Funds.

MANAGER OF MANAGERS STRUCTURE. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE FUND, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS. ICMI remains responsible for the performance of these Funds, as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.


Shareholders of the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH, EMERGING GROWTH, STRATEGIC VALUE, SMALL CAP VALUE, INTERNATIONAL EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE FUND and REIT FUNDS have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.

ICMI currently manages the assets of the MONEY MARKET, QUALITY BOND, CORE EQUITY, LIMITED MATURITY BOND, AND GROWTH EQUITY FUNDS. Shareholders of these Funds have also authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.


SUB-ADVISERS


T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED and the HIGH YIELD BOND FUNDS. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2003, Price Associates and its affiliates managed more than $190 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

Stephen W. Boesel, Vice President of Price Associates, is Chairman of the Investment Advisory Committee that manages the Flexibly Managed Fund. Mr. Boesel has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining Price Associates in 1973.

Mark J. Vaselkiv, Vice President of Price Associates, is Chairman of the Investment Advisory Committee that manages the High Yield Bond Fund. Mr. Vaselkiv has day-to-day responsibility for managing the Fund and has worked with the Committee in developing and executing the Fund's investment program since 1996. He has been managing high yield investments for Price Associates since joining the firm in 1988.

PUTNAM INVESTMENT MANAGEMENT, LLC. Putnam Investment Management, LLC ("Putnam") is sub-adviser to the LARGE CAP VALUE FUND. As sub-adviser, Putnam provides investment management services to the Fund. Putnam is located at One Post Office Square, Boston, Massachusetts, 02109. As of December 31, 2003, Putnam and its affiliates had over $239 billion in assets under management.


The Putnam Large Cap Value Team has joint and primary responsibility for the day-to-day management of the Large Cap Value Fund.


FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") is the sub-adviser to the LARGE CAP GROWTH FUND. As sub-adviser, Franklin Advisers provides investment management to the Fund. Franklin Advisers, an indirect wholly-owned subsidiary of Franklin Resources, Inc., is located at One Franklin Parkway, San Mateo,

California, 94403-1906. As of December 31, 2003, Franklin Advisers and its affiliates had approximately $336 billion in assets under management.

Kent Shepherd, Senior Vice President, Portfolio Manager and William Hawes, Vice President, Portfolio Manager/Research Analyst, are primarily responsible for the day-to day portfolio management of the Large Cap Growth Fund. Mr. Shepherd has been a manager of the Fund since its inception in May 2002, and has been with Franklin Advisers since 1991. Mr. Hawes has been a manager of the Fund since its inception in May 2002. He joined Franklin Advisers in 1998. Previously, he was with North American Mortgage Company.

LORD, ABBETT & CO. LLC Lord, Abbett & Co. LLC ("Lord Abbett") is sub-adviser to the STRATEGIC VALUE FUND. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $72 billion in more than 40 mutual fund portfolios and other advisory accounts as of December 31, 2003.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde is primarily responsible for the day-to-day portfolio management services to the Fund. Mr. von der Linde, Partner and Portfolio Manager, joined Lord Abbett in 1988, and has been in the investment business since 1985.

HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT FUND. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is wholly-owned by Heitman LLC, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2003, Heitman had approximately $1.868 billion in assets under management.

Timothy J. Pire, Larry S. Antonatos and Randall E. Newsome are primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Larry S. Antonatos is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman, Mr. Antonatos served as Associate Director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund Manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Randall E. Newsome is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining Heitman, Mr. Newsome served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1993 to 1994.

WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") is sub-adviser to the INDEX 500 FUND. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. As of December 31, 2003, Wells and its affiliates had approximately $124 billion in assets under management.

Laurie R. White and Gregory T. Genung, CFA have primary responsibility for the day-to-day management of the Index 500 Fund. Ms. White is a Managing Director at Wells and has been affiliated with Wells or its affiliates since 1991. Mr. Genung is a Principal and Portfolio Manager at Wells and has been affiliated with Wells or its affiliates since 1994.

TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the MID CAP GROWTH FUND. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2003, Turner had approximately $12.3 billion in assets under management.


Chris McHugh, Bill McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is Senior Equity Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Prior to 1998, Mr. McVail was Portfolio Manager at PNC Equity Advisors. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer for Growth Equities.


NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of November 30, 2003, Neuberger Berman and its affiliates had approximately $116.2 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Inc. and an indirect wholly-owned subsidiary of Lehman Brothers Holdings, Inc.

Andrew B. Wellington and David M. DiDomenico are primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. Mr. Wellington is a Vice President of Neuberger Berman and is a Vice President of Neuberger Berman, LLC. Mr. Wellington has been an Associated Portfolio Manager with Neuberger Berman since 2001. From 1996 to 2001 he was a portfolio manager and Senior Research Analyst with Pzena Investment Management.

David M. DiDomenico is a Vice President of Neuberger Berman and Neuberger Berman, LLC. He has been an associate manager of the Fund since December 2003 and prior to that was an analyst dedicated to the Fund since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm.

ROYCE & ASSOCIATES, LLC Royce & Associates, LLC ("Royce") is sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, Royce provides investment management services to the Fund. Royce is located at 1414 Avenue of the Americas, New York, New York, 10019. As of December 31, 2003, Royce had over $15 billion in assets under management.


Boniface A. Zaino has primary responsibility for the day-to-day investment management of the Fund. Mr. Zaino is a Managing Director and Senior Portfolio Manager at Royce. He joined Royce in 1998 from Trust Company of the West where he was Group Managing Director since 1984.


RS INVESTMENT MANAGEMENT, INC. (formerly, Robertson Stephens Investment Management, Inc.) RS Investment Management, Inc. ("RSIM") is sub-adviser to the EMERGING GROWTH FUND. As sub-adviser, RSIM provides day-to-day portfolio management services to the Fund. RSIM is located at 388 Market Street, San Francisco, California, 94111. As of December 31, 2003, RSIM managed more than $7.2 billion for individual and institutional clients.

James Callinan, President and Chief Investment Officer of RSIM, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as Portfolio Manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") is sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York, 10022. As of December 31, 2003, Vontobel managed assets of over $2 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $40 billion under management.


Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an analyst with Swiss Bank Corporation, New York.

EXPENSES AND LIMITATIONS


The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:



        FUND                    EXPENSE LIMITATION                 FUND                 EXPENSE LIMITATION
----------------------------------------------------------------------------------------------------------
    Money Market                      0.80%                  Large Cap Value                  1.00%
Limited Maturity Bond                 0.90%*                    Index 500                     0.40%**
    Quality Bond                      0.90%                   Mid Cap Growth                  1.00%
   High Yield Bond                    0.90%                   Mid Cap Value                   1.00%
  Flexibly Managed                    1.00%                  Emerging Growth                  1.15%
     Core Equity                      1.00%                  Small Cap Value                  1.15%
    Growth Equity                     1.00%                International Equity               1.50%
  Large Cap Growth                    1.00%                     REIT Fund                     1.25%
   Strategic Value                    1.25%



* Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund's total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

** Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.25% through July 31, 2004. Thereafter, Penn Mutual will voluntarily waive fees and reimburse expenses to the extent total operating expenses exceed 0.35%. Penn Mutual may change or eliminate all or part of these voluntary waivers at any time.


All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Equity, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Core Equity, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap

Value, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.


For the year ended December 31, 2003, each Fund paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate: Money Market
Fund: 0.19%; Quality Bond Fund: 0.33%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Equity Fund: 0.65%; Large Cap Value Fund: 0.60%; Emerging Growth Fund: 0.74%; Small Cap Value Fund: 0.82%; International Equity
Fund: 0.85%, Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55%; Large Cap Growth Fund: 0.55%; Strategic Value Fund: 0.72%; and REIT Fund: 0.70%.


ACCOUNT POLICIES

PURCHASING AND SELLING FUND SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in a Fund. Each Fund (except for the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Fund values its assets by the amortized cost method, which approximates market value.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

TAXES

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MONEY MARKET FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                           2003           2002           2001           2000           1999
                                                       ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year                     $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       ============   ============   ============   ============   ============

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.01           0.02           0.04           0.06           0.05
                                                       ============   ============   ============   ============   ============
   Total from investment operations                            0.01           0.02           0.04           0.06           0.05
                                                       ============   ============   ============   ============   ============

LESS DIVIDENDS:

Dividends from net investment income                          (0.01)         (0.02)         (0.04)         (0.06)         (0.05)

Net asset value, end of year                           $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       ============   ============   ============   ============   ============
   Total return                                                0.86%          1.65%          4.00%          5.99%          4.66%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                 $     99,949   $    149,429   $    128,408   $     94,045   $     86,581
                                                       ============   ============   ============   ============   ============
Ratio of expenses to average net assets                        0.50%          0.47%          0.50%          0.58%          0.72%
                                                       ------------   ------------   ------------   ------------   ------------
Ratio of net investment income to average net assets           0.89%          1.62%          3.78%          5.89%          4.60%
                                                       ------------   ------------   ------------   ------------   ------------

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE LIMITED MATURITY BOND FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                         YEAR OR PERIOD ENDED DECEMBER 31
                                                                         --------------------------------
                                                               2003           2002           2001             2000*
                                                           ------------   ------------   ------------     ------------
Net asset value, beginning of year                         $      10.70   $      10.35   $      10.13     $      10.00
                                                           ============   ============   ============     ============

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              0.43           0.24           0.40             0.41

Net realized and unrealized gain (loss) on investment
  transactions                                                    (0.12)          0.41           0.27             0.30
                                                           ============   ============   ============     ============
   Total from investment operations                                0.31           0.65           0.67             0.71
                                                           ============   ============   ============     ============

LESS DISTRIBUTIONS:

Dividends from net investment income                              (0.43)         (0.24)         (0.40)           (0.41)

Distribution from net realized gains                              (0.01)         (0.06)         (0.05)           (0.17)
                                                           ------------   ------------   ------------     ------------
   Total distributions                                            (0.44)         (0.30)         (0.45)           (0.58)
                                                           ============   ============   ============     ============
Net asset value, end of period or year                     $      10.57   $      10.70   $      10.35     $      10.13
                                                           ============   ============   ============     ============
   Total return                                                    2.90%          6.25%          6.64%            7.18%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                   $     43,545   $     42,941   $     18,376     $     10,898
                                                           ============   ============   ============     ============
Ratio of expenses to average net assets                            0.60%          0.63%          0.74%(c)         0.71%(a)
                                                           ------------   ------------   ------------     ------------
Ratio of net investment income to average net assets               3.62%          3.16%          4.96%(c)         6.01%(a)
                                                           ------------   ------------   ------------     ------------
Portfolio turnover rate                                           26.70%        224.20%        173.90%          331.60%
                                                           ------------   ------------   ------------     ------------



   * For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


   (a) Annualized.

   (b) Not annualized.

   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE QUALITY BOND FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                           2003           2002           2001           2000           1999
                                                       ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year                     $      10.50   $      10.39   $      10.33   $      10.40   $      10.40
                                                       ============   ============   ============   ============   ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.48           0.42           0.51           0.52           0.54

Net realized and unrealized gain (loss) on
  investment transactions                                      0.16           0.13           0.41           0.66          (0.54)
                                                       ============   ============   ============   ============   ============
   Total from investment operations                            0.64           0.55           0.92           1.18           0.00
                                                       ============   ============   ============   ============   ============

LESS DISTRIBUTIONS:

Dividend from net investment income                           (0.48)         (0.42)         (0.51)         (1.06)          0.00

Distribution from net realized gains                          (0.15)         (0.02)         (0.35)         (0.17)          0.00

Return of capital                                              0.00           0.00           0.00          (0.02)          0.00
                                                       ------------   ------------   ------------   ------------   ------------
   Total distributions                                        (0.63)         (0.44)         (0.86)         (1.25)          0.00
                                                       ============   ============   ============   ============   ============
Net asset value, end of year                           $      10.51   $      10.50   $      10.39   $      10.33   $      10.40
                                                       ============   ============   ============   ============   ============

   Total return                                                6.18%          5.28%          8.91%         12.00%          0.00%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                 $    172,099   $    156,206   $    123,569   $     96,073   $     55,975
                                                       ============   ============   ============   ============   ============
Ratio of expenses to average net assets                        0.62%          0.62%          0.65%          0.68%          0.77%
                                                       ------------   ------------   ------------   ------------   ------------
Ratio of net investment income to average net
  assets                                                       4.36%          4.19%          5.23%          5.92%          5.21%
                                                       ------------   ------------   ------------   ------------   ------------
Portfolio turnover rate                                      215.40%        498.60%        930.70%      1,046.50%        815.10%
                                                       ------------   ------------   ------------   ------------   ------------

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE HIGH YIELD BOND FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                          2003           2002           2001             2000             1999
                                                      ------------   ------------   ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF YEAR                    $       6.78   $       7.25   $       7.45     $       9.58     $       9.19
                                                      ============   ============   ============     ============     ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                         0.64           0.70           0.72             0.91             0.89

Net realized and unrealized gain (loss) on
  investment transactions                                     0.92          (0.46)         (0.20)           (1.24)           (0.50)
                                                      ============   ============   ============     ============     ============
   Total from investment operations                           1.56           0.24           0.52            (0.33)            0.39
                                                      ============   ============   ============     ============     ============

LESS DISTRIBUTIONS:

Dividend from net investment income                          (0.64)         (0.71)         (0.72)           (1.80)            0.00
                                                      ------------   ------------   ------------     ------------     ------------
   Total distributions                                       (0.64)         (0.71)         (0.72)           (1.80)            0.00

Net asset value, end of year                          $       7.70   $       6.78   $       7.25     $       7.45     $       9.58
                                                      ============   ============   ============     ============     ============
   Total return                                              23.13%          3.41%          6.92%           (3.69)%           4.24%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                $     82,316   $     63,212   $     60,577     $     51,150     $     69,928
                                                      ============   ============   ============     ============     ============
Ratio of expenses to average net assets                       0.86%          0.83%          0.87%(a)         0.87%(a)         0.85%
                                                      ------------   ------------   ------------     ------------     ------------
Ratio of net investment income to average net assets          8.55%          9.29%          9.57%(a)        10.07%(a)         9.11%
                                                      ------------   ------------   ------------     ------------     ------------
Portfolio turnover rate                                      87.80%         80.40%         77.00%           65.40%           78.20%
                                                      ------------   ------------   ------------     ------------     ------------



   (a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively, for the years ended December 31, 2001 and December 31, 2000.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE FLEXIBLY MANAGED FUND


The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------
                                                     2003           2002            2001           2000           1999
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of year               $      18.75   $      20.03    $      19.76   $      19.62   $      18.31
                                                 ============   ============    ============   ============   ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                    0.42           0.56            0.60           0.58           0.67

Net realized and unrealized gain (loss)
  on investment transactions                             5.17          (0.39)           1.44           3.26           0.64
                                                 ============   ============    ============   ============   ============
   Total from investment operations                      5.59           0.17            2.04           3.84           1.31
                                                 ============   ============    ============   ============   ============

LESS DISTRIBUTIONS:

Dividend from net investment income                     (0.42)         (0.56)          (0.59)         (1.33)          0.00

Distribution from net realized gains                    (0.28)         (0.89)          (1.18)         (2.37)          0.00
                                                 ------------   ------------    ------------   ------------   ------------
   Total distributions                                  (0.70)         (1.45)          (1.77)         (3.70)          0.00
                                                 ============   ============    ============   ============   ============
Net asset value, end of year                     $      23.64   $      18.75    $      20.03   $      19.76   $      19.62
                                                 ============   ============    ============   ============   ============
   Total return                                         29.92%          0.87%*         10.34%         22.22%          7.15%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)           $    705,627   $    526,569    $    478,237   $    432,379   $    482,856
                                                 ============   ============    ============   ============   ============
Ratio of expenses to average net assets                  0.86%          0.85%           0.87%          0.83%          0.76%
                                                 ------------   ------------    ------------   ------------   ------------
Ratio of net investment income to average net
assets                                                   2.11%          2.71%*          2.89%          2.92%          3.25%
                                                 ------------   ------------    ------------   ------------   ------------
Portfolio turnover rate                                 24.50%         30.60%          33.60%         30.60%         31.00%
                                                 ------------   ------------    ------------   ------------   ------------


   * The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE CORE EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                       YEAR OR PERIOD ENDED DECEMBER 31,
                                                                       ---------------------------------
                                                           2003              2002             2001              2000*
                                                       ------------      ------------      ------------      ------------
Net asset value, beginning of year                     $       5.26      $       6.96      $       8.74      $      10.00
                                                       ============      ============      ============      ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.04              0.04              0.04              0.03

Net realized and unrealized gain (loss) on
  investment transactions                                      1.06             (1.70)            (1.65)            (0.86)
                                                       ============      ============      ============      ============
   Total from investment operations                            1.10             (1.66)            (1.61)            (0.83)
                                                       ============      ============      ============      ============

LESS DISTRIBUTIONS:

Dividends from net investment income                          (0.03)            (0.04)            (0.05)            (0.03)

Return of capital                                             (0.00)             0.00             (0.12)            (0.40)
                                                       ------------      ------------      ------------      ------------
   Total distributions                                        (0.03)            (0.04)            (0.17)            (0.43)
                                                       ============      ============      ============      ============
Net asset value, end of period or year                 $       6.33      $       5.26      $       6.96      $       8.74
                                                       ============      ============      ============      ============
   Total return                                               21.02%           (23.86)%          (18.62)%           (8.38)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)       $     10,223      $     11,397      $     20,165      $     30,099
                                                       ============      ============      ============      ============
Ratio of expenses to average net assets                        1.00%(c)          0.91%(c)          0.91%(c)          0.81%(a)
                                                       ------------      ------------      ------------      ------------
Ratio of net investment income to average net assets           0.56%(c)          0.54%(c)          0.56%(c)          0.36%(a)
                                                       ------------      ------------      ------------      ------------
Portfolio turnover rate                                       90.00%           102.90%           145.90%            91.60%
                                                       ------------      ------------      ------------      ------------



   * For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


   (a) Annualized.

   (b) Not annualized.


   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.08%, 0.92% and 0.92%, and the ratio of net investment income to average net assets would have been 0.48%, 0.53% and 0.55%, respectively, for the years ended December 31, 2003, December 31, 2002 and December 31, 2001.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE GROWTH EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------
                                                 2003           2002              2001           2000            1999
                                             ------------   ------------      ------------    ------------    ------------
Net asset value, beginning of year           $       9.81   $      15.07      $      20.19    $      41.41    $      30.88
                                             ============   ============      ============    ============    ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                         0.00          (0.03)             0.00           (0.08)          (0.05)

Net realized and unrealized gain (loss)
  on investment transactions                         1.21          (5.23)            (5.12)          (9.36)          10.58
                                             ============   ============      ============    ============    ============
   Total from investment operations                  1.21          (5.26)            (5.12)          (9.44)          10.53
                                             ============   ============      ============    ============    ============

LESS DISTRIBUTIONS:

Distribution from net realized gains                 0.00           0.00              0.00           (7.69)           0.00

Return of capital                                    0.00           0.00              0.00           (4.09)           0.00
                                             ------------   ------------      ------------    ------------    ------------
   Total distributions                               0.00           0.00              0.00          (11.78)           0.00
                                             ============   ============      ============    ============    ============
Net asset value, end of year                 $      11.02   $       9.81      $      15.07    $      20.19    $      41.41
                                             ============   ============      ============    ============    ============
   Total return                                     12.36%        (34.90)%          (25.34)%        (26.10)%         34.10%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)       $     97,751   $    102,418      $    186,696    $    216,016    $    284,263
                                             ============   ============      ============    ============    ============
Ratio of expenses to average net assets              0.97%         (0.92)%(a)         0.92%           0.84%           0.73%
                                             ------------   ------------      ------------    ------------    ------------

Ratio of net investment income (loss) to
  average net assets                                 0.02%         (0.21)%(a)         0.02%          (0.27)%         (0.14)%
                                             ------------   ------------      ------------    ------------    ------------

Portfolio turnover rate                            578.40%        773.60%           276.20%         309.30%         209.10%
                                             ------------   ------------      ------------    ------------    ------------


(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment loss to average net assets would have been (0.22)% for the year ended December 31, 2002.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE LARGE CAP VALUE FUND


The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------
                                                           2003           2002             2001            2000           1999
                                                       ------------    ------------    ------------    ------------   ------------
Net asset value, beginning of year                     $      13.97    $      16.97    $      18.07    $      22.21   $      22.39
                                                       ============    ============    ============    ============   ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.25            0.25            0.23            0.26           0.21

Net realized and unrealized gain (loss) on
  investment transactions                                      3.62           (2.80)          (0.66)           2.10          (0.39)
                                                       ============    ============    ============    ============   ============
   Total from investment operations                            3.87           (2.55)          (0.43)           2.36          (0.18)
                                                       ============    ============    ============    ============   ============

LESS DISTRIBUTIONS:

Dividend from net investment income                           (0.25)          (0.24)          (0.23)          (0.48)          0.00

Distribution from net realized gains                           0.00           (0.21)          (0.44)          (6.02)          0.00
                                                       ------------    ------------    ------------    ------------   ------------
   Total distributions                                        (0.25)          (0.45)          (0.67)          (6.50)          0.00
                                                       ============    ============    ============    ============   ============
Net asset value, end of year                           $      17.59    $      13.97    $      16.97    $      18.07   $      22.21
                                                       ============    ============    ============    ============   ============
   Total return                                               27.76%         (14.96)%         (2.40)%         12.64%         (0.80)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                 $    227,906    $    188,246    $    232,528    $    221,583   $    290,937
                                                       ============    ============    ============    ============   ============
Ratio of expenses to average net assets                        0.90%           0.88%           0.88%           0.84%          0.76%
                                                       ------------    ------------    ------------    ------------   ------------
Ratio of net investment income to average net assets           1.62%           1.51%           1.26%           1.34%          0.88%
                                                       ------------    ------------    ------------    ------------   ------------
Portfolio turnover rate                                       39.90%          38.00%          49.50%         135.80%         67.60%
                                                       ------------    ------------    ------------    ------------   ------------

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE LARGE CAP GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                           YEAR ENDED DECEMBER 31,
                                                           -----------------------
                                                           2003               2002*
                                                        ------------      ------------
Net asset value, beginning of period or year            $       8.41      $      10.00
                                                        ============      ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.03              0.03

Net realized and unrealized gain (loss) on investment
  transactions                                                  2.12             (1.59)
                                                        ============      ============
   Total from investment operations                             2.15             (1.56)
                                                        ============      ============

LESS DISTRIBUTIONS:

Dividends from net investment income                           (0.03)            (0.03)
                                                        ------------      ------------
Net asset value, end of period or year                  $      10.53      $       8.41
                                                        ============      ============
   Total return                                                25.61%           (15.60)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)        $     16,099      $      5,090
                                                        ============      ============
Ratio of expenses to average net assets                         1.00%(c)          0.98%(a)(c)
                                                        ------------      ------------
Ratio of net investment income to average net assets            0.51%(c)          0.70%(a)(c)
                                                        ------------      ------------
Portfolio turnover rate                                        27.50%             34.6%
                                                        ------------      ------------



   * For the period from May 1, 2002 (commencement of operations) through December 31, 2002.


   (a) Annualized.

   (b) Not annualized.


   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment loss to average net assets would have been 0.24% and (0.43)%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE INDEX 500 FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                       YEAR OR PERIOD ENDED DECEMBER 31,
                                                                       ---------------------------------
                                                          2003               2002              2001             2000*
                                                       ------------      ------------      ------------     ------------
Net asset value, beginning of period or year           $       6.05      $       7.90      $       9.08     $      10.00
                                                       ============      ============      ============     ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.10              0.09              0.09             0.07

Net realized and unrealized gain (loss) on
  investment transactions                                      1.62             (1.85)            (1.18)           (0.91)
                                                       ============      ============      ============     ============
   Total from investment operations                            1.72             (1.76)            (1.09)           (0.84)
                                                       ============      ============      ============     ============

LESS DISTRIBUTIONS:

Dividends from net investment income                          (0.10)            (0.09)            (0.09)           (0.07)

Return of capital                                              0.00              0.00              0.00            (0.01)
                                                       ------------      ------------      ------------     ------------
   Total distributions                                        (0.10)            (0.09)            (0.09)           (0.08)
                                                       ============      ============      ============     ============
Net asset value, end of period or year                 $       7.67      $       6.05      $       7.90     $       9.08
                                                       ============      ============      ============     ============
   Total return                                               28.41%           (22.28)%          (11.98)%          (8.40)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)       $    234,020      $    174,429      $    202,902     $    213,398
                                                       ============      ============      ============     ============
Ratio of expenses to average net assets                        0.25%(c)          0.25%(c)          0.25%(c)         0.25%(a)(c)
                                                       ------------      ------------      ------------     ------------
Ratio of net investment income to average net assets           1.47%(c)          1.35%(c)          1.17%(c)         1.08%(a)(c)
                                                       ------------      ------------      ------------     ------------
Portfolio turnover rate                                        0.90%             3.40%             1.20%            2.70%
                                                       ------------      ------------      ------------     ------------


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a) Annualized.

(b) Not annualized.

   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2003, 2002, and 2001 and for the period ended December 31, 2000.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MID CAP GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                          YEAR OR PERIOD ENDED DECEMBER 31
                                                                          --------------------------------
                                                              2003              2002              2001              2000*
                                                          ------------      ------------      ------------      ------------
Net asset value, beginning of year                        $       4.24      $       6.29      $       8.75      $      10.00
                                                          ============      ============      ============      ============

LOSS FROM INVESTMENT OPERATIONS:

Net investment loss                                              (0.03)            (0.03)            (0.05)            (0.03)

Net realized and unrealized gain (loss) on investment
  transactions                                                    2.12             (2.02)            (2.41)            (1.22)
                                                          ============      ============      ============      ============
   Total from investment operations                               2.09             (2.05)            (2.46)            (1.25)
                                                          ============      ============      ============      ============

LESS DISTRIBUTIONS:

Distribution from net realized gains                              0.00              0.00              0.00              0.00

Net asset value, end of period or year                    $       6.33      $       4.24      $       6.29      $       8.75
                                                          ============      ============      ============      ============
   Total return                                                  49.29%           (32.59)%          (28.11)%          (12.50)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)          $     65,052      $     34,424      $     45,434      $     54,805
                                                          ============      ============      ============      ============
Ratio of expenses to average net assets                           1.00%(c)          0.99%(c)          1.00%(c)          1.00%(a)(c)
                                                          ------------      ------------      ------------      ------------
Ratio of net investment loss to average net assets               (0.59)%(c)        (0.57)%(c)        (0.70)%(c)        (0.60)%(a)(c)
                                                          ------------      ------------      ------------      ------------
Portfolio turnover rate                                         154.30%           230.40%           327.40%           202.50%
                                                          ------------      ------------      ------------      ------------



   * For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


  (a)  Annualized.

  (b)  Not annualized.


  (c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment loss to average net assets would have been (0.64%), (0.63)%, (0.81)% and (0.68)%, respectively, for the years ended December 31, 2003, 2002 and 2001 and for the period ended December 31, 2000.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MID CAP VALUE FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                             YEAR OR PERIOD ENDED DECEMBER 31,
                                                                              ---------------------------------
                                                                   2003             2002             2001            2000*
                                                               ------------     ------------     ------------     ------------
Net asset value, beginning of period or year                   $       9.75     $      10.83     $      11.92     $      10.00
                                                               ============     ============     ============     ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.04             0.06             0.07             0.03

Net realized and unrealized gain (loss) on
  investment transactions                                              3.55            (1.08)           (0.45)            2.37
                                                               ============     ============     ============     ============
   Total from investment operations                                    3.59            (1.02)           (0.38)            2.40
                                                               ============     ============     ============     ============

LESS DISTRIBUTIONS:

Dividends from net investment income                                  (0.04)           (0.06)           (0.07)           (0.03)

Distribution from net realized gains                                  (0.25)            0.00            (0.64)           (0.45)
                                                               ------------     ------------     ------------     ------------
   Total distributions                                                (0.29)           (0.06)           (0.71)           (0.48)
                                                               ============     ============     ============     ============
Net asset value, end of period or year                         $      13.05     $       9.75     $      10.83     $      11.92
                                                               ============     ============     ============     ============
   Total return                                                       36.84%           (9.42)%          (3.17)%          23.99%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)               $     81,042     $     58,330     $     61,633     $     59,538
                                                               ============     ============     ============     ============
Ratio of expenses to average net assets                                0.86%            0.85%            0.89%            0.90%(a)
                                                               ------------     ------------     ------------     ------------
Ratio of net investment income to average net assets                   0.39%            0.55%            0.70%            0.38%(a)
                                                               ------------     ------------     ------------     ------------
Portfolio turnover rate                                               64.40%           91.40%          222.20%          213.00%
                                                               ------------     ------------     ------------     ------------


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

   (a) Annualized.

   (b) Not annualized.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE STRATEGIC VALUE FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the annual report, Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                               YEAR OR PERIOD ENDED DECEMBER 31
                                                               --------------------------------
                                                                  2003                 2002*
                                                               ------------        ------------
Net asset value, beginning of period or year                   $       8.54        $      10.00
                                                               ============        ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.07                0.03

Net realized and unrealized gain (loss) on investment
  transactions                                                         2.07               (1.46)
                                                               ============        ============
   Total from investment operations                                    2.14               (1.43)
                                                               ============        ============

LESS DISTRIBUTIONS:

Dividends from net investment income                                  (0.07)              (0.03)

Distribution from net realized gains                                  (0.04)
                                                               ------------        ------------
   Total distributions                                                (0.11)              (0.03)
                                                               ============        ============
Net asset value, end of period or year                         $      10.57        $       8.54
                                                               ============        ============
   Total return                                                       25.13%             (14.25)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)               $     16,025        $      7,417
                                                               ============        ============
Ratio of expenses to average net assets                                1.25%(c)            1.24%(a)(c)
                                                               ------------        ------------
Ratio of net investment income to average net assets                   0.54%(c)            0.82%(a)(c)
                                                               ------------        ------------
Portfolio turnover rate                                               16.80%              20.60%
                                                               ------------        ------------


* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

   (a) Annualized.

   (b) Not annualized.


   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and (0.18)%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE EMERGING GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------
                                                        2003              2002              2001           2000           1999
                                                    ------------      ------------      ------------   ------------   ------------
Net asset value, beginning of year                  $      11.85      $      20.46      $      24.89   $      49.68   $      17.43
                                                    ============      ============      ============   ============   ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                        (0.13)            (0.14)            (0.13)         (0.26)         (0.11)

Net realized and unrealized gain (loss) on
  investment transactions                                   5.76             (8.47)            (3.78)        (11.62)         32.36
                                                    ============      ============      ============   ============   ============
   Total from investment operations                         5.63             (8.61)            (3.91)        (11.88)         32.25
                                                    ============      ============      ============   ============   ============

LESS DISTRIBUTIONS:

Distribution from net realized gains                        0.00              0.00             (0.01)        (12.91)          0.00
                                                    ------------      ------------      ------------   ------------   ------------

Return of capital                                           0.00              0.00             (0.51)          0.00           0.00
                                                    ------------      ------------      ------------   ------------   ------------
   Total distributions                                      0.00              0.00             (0.52)        (12.91)          0.00
                                                    ============      ============      ============   ============   ============
Net asset value, end of year                        $      17.48      $      11.85      $      20.46   $      24.89   $      49.68
                                                    ============      ============      ============   ============   ============
   Total return                                            47.51%           (42.08)%          (15.84)%       (28.54)%       185.03%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)    $    111,360      $     74,681      $    137,099   $    139,774   $    183,413
                                                    ============      ============      ============   ============   ============
Ratio of expenses to average net assets                     1.09%(a)          1.05%(a)          1.04%          1.01%          1.04%
                                                    ------------      ------------      ------------   ------------   ------------
Ratio of net investment income to average
  net assets                                               (0.94)%(a)        (0.87)%(a)        (0.67)%        (0.68)%        (0.68)%
                                                    ------------      ------------      ------------   ------------   ------------
Portfolio turnover rate                                   191.10%           163.60%           134.50%        145.30%        172.40%
                                                    ------------      ------------      ------------   ------------   ------------



(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94)% and (0.88)%, respectively, for the years ended December 31, 2003 and 2002.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


THE SMALL CAP VALUE FUND


The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                             YEAR ENDED DECEMBER 31
                                                                             ----------------------
                                                   2003              2002              2001              2000             1999
                                               ------------      ------------      ------------      ------------     ------------
Net asset value, beginning of year             $      11.00      $      14.38      $      12.94      $      12.64     $      12.81
                                               ============      ============      ============      ============     ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                          (0.08)            (0.05)             0.01              0.04             0.08
                                               ============      ============      ============      ============     ============
Net realized and unrealized gain
  (loss) on investment transactions                    8.29             (2.37)             2.10              1.68            (0.25)
                                               ============      ============      ============      ============     ============
   Total from investment operations                    8.21             (2.42)             2.11              1.72            (0.17)
                                               ============      ============      ============      ============     ============

LESS DISTRIBUTIONS:

Dividend from net investment income                    0.00              0.00             (0.02)            (0.12)            0.00

Distribution from net realized gains                  (1.01)            (0.96)            (0.65)            (1.30)            0.00
                                               ------------      ------------      ------------      ------------     ------------
   Total distributions                                (1.01)            (0.96)            (0.67)            (1.42)            0.00
                                               ============      ============      ============      ============     ============
Net asset value, end of period or year         $      18.20      $      11.00      $      14.38      $      12.94     $      12.64
                                               ============      ============      ============      ============     ============
   Total return                                       74.85%           (16.76)%           16.75%            13.73%           (1.33)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)         $    148,700      $     77,491      $     86,987      $     55,677     $     44,939
                                               ============      ============      ============      ============     ============

Ratio of expenses to average net assets                1.15%(a)          1.15%(a)          1.14%(a)          1.05%(a)         0.81%
                                               ------------      ------------      ------------      ------------     ------------
Ratio of net investment income to average net
  assets                                              (0.61)%(a)        (0.38)%(a)         0.12%(a)          0.38%(a)         0.65%
                                               ------------      ------------      ------------      ------------     ------------
Portfolio turnover rate                               60.90%            54.40%            67.80%           135.40%          102.80%
                                               ------------      ------------      ------------      ------------     ------------



   (a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.19%, 1.16%, 1.16%
       and 1.09%, and the ratio of net investment income to average net assets would have been (0.65)%, (0.39)%, 0.10% and 0.34%, respectively, for the years ended December 31, 2003, 2002, 2001 and 2000.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE INTERNATIONAL EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                         2003            2002           2001            2000            1999
                                                     ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year                   $      10.53    $      11.71    $      16.64    $      26.78    $      18.37
                                                     ============    ============    ============    ============    ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                        0.19            0.15            0.37            0.14            0.03

Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                               3.27           (1.31)          (5.05)          (4.82)           8.38
                                                     ============    ============    ============    ============    ============
   Total from investment operations                          3.46           (1.16)          (4.68)          (4.68)           8.41
                                                     ============    ============    ============    ============    ============

LESS DISTRIBUTIONS:

Dividend from net investment income                         (0.08)          (0.02)          (0.25)          (0.14)           0.00

Distribution from net realized gains                         0.00            0.00            0.00           (4.59)           0.00

Return of capital                                            0.00            0.00            0.00           (0.73)           0.00
                                                     ------------    ------------    ------------    ------------    ------------
   Total distributions                                      (0.08)          (0.02)          (0.25)          (5.46)           0.00
                                                     ============    ============    ============    ============    ============
Net asset value, end of year                         $      13.91    $      10.53    $      11.71    $      16.64    $      26.78
                                                     ============    ============    ============    ============    ============
   Total return                                             32.85%          (9.94)%        (28.12)%        (18.67)%         45.78%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)               $    133,603    $    104,645    $    124,949    $    162,359    $    215,312
                                                     ============    ============    ============    ============    ============
Ratio of expenses to average net assets                      1.19%           1.23%           1.25%           1.16%           1.08%
                                                     ------------    ------------    ------------    ------------    ------------
Ratio of net investment income (loss) to average
  net assets                                                 1.63%           1.35%           1.06%          (0.08)%          0.20%
                                                     ------------    ------------    ------------    ------------    ------------
Portfolio turnover rate                                     59.00%         106.30%          97.20%          64.40%          45.00%
                                                     ------------    ------------    ------------    ------------    ------------

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE REIT FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                   PERIOD ENDED DECEMBER 31
                                                                   ------------------------
                                                                   2003                2002*
                                                               ------------        ------------
Net asset value, beginning of period or year                   $       9.00        $      10.00
                                                               ============        ============

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.36                0.25

Net realized and unrealized loss on investment
  transactions                                                         2.83               (1.01)
                                                               ============        ============
   Total from investment operations                                    3.19               (0.76)
                                                               ============        ============

LESS DISTRIBUTIONS:

Dividends from net investment income                                  (0.37)              (0.24)

Distribution from net realized gains                                  (0.29)               0.00
                                                               ------------        ------------
   Total distributions                                                (0.66)              (0.24)
                                                               ============        ============
Net asset value, end of period or year                         $      11.53        $       9.00
                                                               ============        ============
   Total return                                                       35.49%              (7.55)%(b)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period or year (in thousands)               $     16,881        $      5,507
                                                               ============        ============
Ratio of expenses to average net assets                                1.25%(c)            1.22%(a)(c)
                                                               ------------        ------------
Ratio of net investment income to average net assets                   4.87%(c)            5.31%(a)(c)
                                                               ------------        ------------
Portfolio turnover rate                                               68.90%              45.40%
                                                               ------------        ------------



   * For the period from May 1, 2002 (commencement of operations) through December 31, 2002.


   (a) Annualized.

   (b) Not annualized.


   (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been 4.78% and 4.28%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.

[THIS PAGE INTENTIONALLY LEFT BLANK]

                       STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2004, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044


      Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with seventeen separate investment portfolios (the "Funds").


                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2004. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.

      The date of this Statement of Additional Information is May 1, 2004.

                                TABLE OF CONTENTS



Penn Series                                                                 3

Investment Objectives                                                       3

Investment Policies                                                         4

Securities and Investment Techniques                                       14

     Investments in Debt Securities                                        14

     Investments in Foreign Equity Securities                              17

     Investments in Smaller Companies                                      17

     Foreign Currency Transactions                                         18

     Repurchase Agreements                                                 19

     Lending of Portfolio Securities                                       20

     Illiquid Securities                                                   20

     Warrants                                                              20

     When-Issued Securities                                                21

     The Quality Bond Fund's Policy Regarding
     Industry Concentration                                                21

     Options                                                               22

     Futures Contracts                                                     22

     Investment Companies                                                  23

     Loan Participations and Assignments                                   23

     Trade Claims                                                          24

Investment Restrictions                                                    25

     Money Market Fund                                                     25

     Limited Maturity Bond Fund                                            26

     Quality Bond Fund                                                     27

     High Yield Bond Fund                                                  28

     Flexibly Managed Fund                                                 29

     Core Equity Fund                                                      30

     Growth Equity Fund                                                    31

     Large Cap Value Fund                                                  32

     Large Cap Growth Fund                                                 33

     Index 500 Fund                                                        33

     Mid Cap Growth Fund                                                   34

     Mid Cap Value Fund                                                    34

     Strategic Value Fund                                                  35

     Emerging Growth Fund                                                  36

     Small Cap Value Fund                                                  37

     International Equity Fund                                             38

     REIT Fund                                                             39

General Information                                                        39

     Investment Advisory Services                                          39

     Administrative and Corporate Services                                 44

     Accounting Services                                                   45

     Limitation on Fund Expenses                                           47

     Portfolio Transactions                                                47

     Directors and Officers                                                50

     Code of Ethics                                                        54

     Proxy Voting Policy                                                   54

     Net Asset Value of Shares                                             54

     Ownership of Shares                                                   55

     Tax Status                                                            57

     Voting Rights                                                         58

     Custodial Services                                                    59

     Independent Auditors                                                  59

     Legal Matters                                                         59

Ratings of Commercial Paper                                                60

Ratings of Corporate Debt Securities                                       61

Financial Statements of Penn Series                                        63

Appendix                                                                  A-1

     Proxy Voting Procedures                                              A-1

PENN SERIES


     Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a "Fund," and collectively, the "Funds") for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.


INVESTMENT OBJECTIVES

     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.

MONEY MARKET FUND                    Preserve shareholder capital, maintain
                                     liquidity and achieve the highest possible
                                     level of current income consistent
                                     therewith

LIMITED MATURITY BOND FUND           Highest available current income consistent
                                     with liquidity and low risk to principal;
                                     total return is secondary

QUALITY BOND FUND                    Highest income over the long term
                                     consistent with the preservation of
                                     principal

HIGH YIELD BOND FUND                 High current income

FLEXIBLY MANAGED FUND                Maximize total return (capital appreciation
                                     and income)

CORE EQUITY FUND                     Total return (current income and capital
                                     appreciation)

GROWTH EQUITY FUND                   Long-term growth of capital and increase of
                                     future income

LARGE CAP VALUE FUND                 Maximize total return (capital appreciation
                                     and income)

LARGE CAP GROWTH FUND                Capital appreciation

INDEX 500 FUND                       Total return (capital appreciation and
                                     income) which corresponds to that of the
                                     Standard & Poor's Composite Index of 500
                                     stocks

MID CAP GROWTH FUND                  Maximize capital appreciation

MID CAP VALUE FUND                   Growth of capital

STRATEGIC VALUE FUND                 Capital appreciation

EMERGING GROWTH FUND                 Capital appreciation

SMALL CAP VALUE FUND                 Capital appreciation

INTERNATIONAL EQUITY FUND            Capital appreciation

REIT FUND                            High total return consistent with
                                     reasonable investment risks, through both
                                     current income and capital appreciation

INVESTMENT POLICIES

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

MONEY MARKET FUND


     INVESTMENT PROGRAM. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. ("Investment Adviser"), a wholly owned subsidiary of Penn Mutual, which serves as investment adviser to the Fund. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and
(xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     PORTFOLIO QUALITY. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, Inc., under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).


LIMITED MATURITY BOND FUND


     The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the established rating agencies (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another established rating agency), and are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

QUALITY BOND FUND

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in debt securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and
(xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

HIGH YIELD BOND FUND


     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.


     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     CREDIT ANALYSIS. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the sub-adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     MATURITY. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund's dollar weighted average maturity is expected to be in the 6 to 12 year range.

     YIELD AND PRICE. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     DEFERRABLE SUBORDINATED SECURITIES. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.


     HYBRID INSTRUMENTS. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.


     OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

     ADDITIONAL RISKS OF HIGH YIELD INVESTING. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.


     During 2003 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:



            STANDARD AND POOR'S RATINGS           PERCENTAGE OF TOTAL NET INVESTMENTS**
                        AAA                                        0.0%
                        AA                                         0.0%
                        A                                          0.0%
                        BBB                                        1.7%
                        BB                                        14.6%
                        B                                         60.7%
                        CCC                                        9.7%
                        CC                                         0.3%

                        C                                          0.4%
                        D                                          0.5%
                        Unrated*                                   2.5%



* T. ROWE PRICE ASSOCIATES, INC. HAS ADVISED THAT IN ITS VIEW THE UNRATED DEBT OBLIGATIONS WERE COMPARABLE IN QUALITY TO DEBT OBLIGATIONS RATED IN THE S&P CATEGORIES AS FOLLOWS: A 0.0%; BBB: 0.0% ; BB: 0.2% ; B: 1.7% ;
     CCC: 0.5% ; CC: 0.0% ; C: 0.0%; D: 0.1%; UNRATED: 0.0%.


**   UNAUDITED.

FLEXIBLY MANAGED FUND

     In addition to investing in common stocks, the Fund may invest in the following securities:

     - Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.


     - Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund's investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

     - Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the sub-adviser's credit research.

CORE EQUITY FUND


     The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund will invest primarily in common stocks of issuers with above-average growth potential. The Fund may also invest in convertible securities, preferred stocks, foreign securities and ADRs. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

GROWTH EQUITY FUND

     Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

LARGE CAP VALUE FUND

     The Fund's assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

LARGE CAP GROWTH FUND


     Under normal conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization companies. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the sub-adviser will search for investments across a large number of industries, it may have from time to time significant positions in particular sectors such as the technology sector (including health technology, electronic technology and technology services), communications, and financial services companies. The Fund may invest up to 25% of its total assets in foreign securities. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody's or BB or lower by S&P(R) or unrated securities that the manager determines are of comparable quality. The Fund also may: write covered call options, purchase put options on securities, enter into repurchase agreements, and invest in restricted or illiquid securities. The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The Fund currently does not intend to invest more than 5% of its assets in loan participations and other related direct or indirect bank securities and it may invest up to 5% of its assets in trade claims. Both loan participation and trade claims carry a high degree or risk. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

INDEX 500 FUND


     The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500 Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

     The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Mutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or the Index 500 Fund. S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MID CAP GROWTH FUND

     The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

MID CAP VALUE FUND

     The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Mid-Cap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


     STRATEGIC VALUE FUND

     The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may also invest in debt securities. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.


EMERGING GROWTH FUND

     The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

SMALL CAP VALUE FUND


     In addition to its primary focus, the sub-adviser may invest in companies with market capitalizations above 2.5 billion, non-convertible preferred stocks and debt securities. The Fund uses a "value" method in managing the Fund's assets, by identifying and investing in securities of companies which the Fund believes are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three- to five-year period. In addition, the Fund may invest in short-term fixed income securities for temporary defensive purposes. The Fund may invest up to 5% of its total assets in warrants, rights or options. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

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INTERNATIONAL EQUITY FUND


     Under normal circumstances, the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.


     The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

     The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the sub-adviser) based on available information.

     The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

     ADDITIONAL RISK CONSIDERATIONS. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

REIT FUND

     The Fund invests primarily in securities of real estate investment trusts ("REITs"). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycle and management's ability to operate and invest in these assets during each

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market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

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SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENTS IN DEBT SECURITIES

     Debt securities in which one or more of the Funds may invest in include those described below.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.


     LONG-TERM, MEDIUM TO LOWER QUALITY CORPORATE DEBT SECURITIES. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund's investment sub-adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.


     INVESTMENT GRADE CORPORATE DEBT SECURITIES. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

     BANK OBLIGATIONS. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     COMMERCIAL PAPER. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

     CANADIAN GOVERNMENT SECURITIES. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the

Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

     SAVINGS AND LOAN OBLIGATIONS. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

     No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.


     MUNICIPAL OBLIGATIONS. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

     To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

     FOREIGN DEBT SECURITIES. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

     The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     The Emerging Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     For information on risks involved in investing in foreign securities, see information on "INVESTMENTS IN FOREIGN EQUITY SECURITIES" below.

     PRIME MONEY MARKET SECURITIES DEFINED. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

     ASSET-BACKED SECURITIES. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

     "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

     Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

     CONVERTIBLE SECURITIES. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

INVESTMENTS IN FOREIGN EQUITY SECURITIES


     The Core Equity, Growth Equity, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Emerging Growth, Flexibly Managed and REIT Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund: Core Equity - 30%, Growth Equity - 30%; Large Cap Value - 25%; Large Cap Growth - 25%, Mid Cap Growth Fund - 25%; Mid Cap Value - 25%, Strategic Value Fund - 10%, Small Cap Value - 15%; Emerging Growth - 10%; Flexibly Managed Fund - 25% and REIT - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Strategic Value and the Mid-Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


INVESTMENTS IN SMALLER COMPANIES


     The Small Cap Value and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.


FOREIGN CURRENCY TRANSACTIONS

     As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

     Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

     The Funds may enter into forward foreign contracts only under two circumstances. FIRST, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. SECOND, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Core Equity Fund, Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

     Although the International Equity, Core Equity, Growth Equity, Large Cap Value, Small Cap Value, Mid Cap Growth, Mid Cap Value, Emerging Growth, Flexibly Managed, REIT and High Yield Bond Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS


     Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser.

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With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


LENDING OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

     Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

     The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

WARRANTS

     The Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly

                                       20
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Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Strategic Value, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES


     The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Core Equity, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Emerging Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION


     When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management, Inc.'s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management, Inc. believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management, Inc. believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.


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OPTIONS

     Each Fund, other than the Money Market Fund, may write covered call (except for Small Cap Value Fund) and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

     A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will earmark or segregate cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS

     Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the

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possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

     Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

     A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

     The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield Bond and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Large Cap Growth and High Yield Bond Funds may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

     The loan participations in which the Large Cap Growth and High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     Because the Large Cap Growth and High Yield Bond Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

     There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

     Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

     Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

TRADE CLAIMS

     The Large Cap Growth and High Yield Bond Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

     Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

     Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

     As noted above, investing in trade claims does carry some unique risks which include:

     ESTABLISHING THE AMOUNT OF THE CLAIM. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

     DEFENSES TO CLAIMS. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

     DOCUMENTATION/INDEMNIFICATION. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

     VOLATILE PRICING DUE TO ILLIQUID MARKET. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

     NO CURRENT YIELD/ULTIMATE RECOVERY. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

     TAX ISSUE. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

INVESTMENT RESTRICTIONS

     Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the seventeen respective Funds. Fundamental policies may not be changed without the approval of the lesser of:
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.

MONEY MARKET FUND

     Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c)

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INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (d) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) EQUITY SECURITIES. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) RESTRICTED OR ILLIQUID SECURITIES. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.

LIMITED MATURITY BOND FUND

     Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

QUALITY BOND FUND

     Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.


     The Fund may not: (1)(a) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION above), but this limitation does not apply to bank certificates of deposit; (c) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (d) RESTRICTED SECURITIES. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (e) WARRANTS. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) REAL ESTATE. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) SHORT SALES AND PURCHASES ON MARGIN. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) LOANS. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) BORROWING. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) MORTGAGING. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) UNDERWRITING. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (12) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


HIGH YIELD BOND FUND

     Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) EQUITY SECURITIES. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) RESTRICTED OR ILLIQUID SECURITIES. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;
(15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; (16) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon;
(17) PURCHASES WHEN BORROWINGS OUTSTANDING. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) SHORT SALES. Effect short sales of securities; or (19) WARRANTS. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

FLEXIBLY MANAGED FUND

     Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) RESTRICTED OR ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

CORE EQUITY FUND

     Investment restrictions (1) through (9) have been adopted by the Core Equity Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in
(6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

GROWTH EQUITY FUND

     Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.


     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (3) INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (4) REAL ESTATE. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (6) INVESTMENT COMPANIES. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (8) LOANS. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (10) UNDERWRITING. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;
(11) SECURITIES OF ADVISER. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (12) ALLOCATION OF PRINCIPAL BUSINESS TO OFFICERS AND DIRECTORS. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (13) ALLOCATION OF BROKERAGE BUSINESS TO ADVISER. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (14) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (15) RESTRICTED AND ILLIQUID SECURITIES. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable; (16) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (17) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(18) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (19) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (20) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (21) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


LARGE CAP VALUE FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.


     The Fund may not: (1) (a) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) UNSEASONED ISSUERS. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


LARGE CAP GROWTH FUND

     Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

INDEX 500 FUND

     Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

MID CAP GROWTH FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

MID CAP VALUE FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

STRATEGIC VALUE FUND

     Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions (4)
(6) and (10) through (16) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) SHORT SALES. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) ILLIQUID SECURITIES. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) SECURITIES OWNED BY OFFICERS. Hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (13) WARRANTS. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund's total assets; (14) REAL ESTATE. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (15) DERIVATIVES. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (16) TRANSACTION WITH FUND OFFICERS. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

EMERGING GROWTH FUND

     Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

SMALL CAP VALUE FUND

     Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

INTERNATIONAL EQUITY FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.


     The Fund may not: (1) (a) DIVERSIFICATION. With respect to 75% of its assets invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (b) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (c) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

REIT FUND

     Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(7) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

     In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

     In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT POLICIES -- MONEY MARKET FUND" above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

INVESTMENT ADVISORY SERVICES

     INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI"), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

     The Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Core Equity Fund 0.50%; and Growth Equity Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Equity Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.


     For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; and REIT, 0.70%.


     For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000;
and 0.425% of average daily net assets in excess of $1,500,000,000.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.


     WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the INDEX 500 FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. Wells Capital Management is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.


     TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the MID CAP GROWTH FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.


     NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management Inc. ("Neuberger Berman") serves as sub-adviser to the MID CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

     PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam") serves as sub-adviser to the LARGE CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. Putnam is owned by Putnam Investment Management Trust, which is owned by Putnam, LLC. Putnam LLC is owned by Putnam Investments Trust, which in turn is owned by senior management (approximately 10%) and Marsh & McLennan Companies, Inc. (approximately 90%). Marsh & McLennan Companies, Inc. trades on the New York Stock Exchange. For providing sub-advisory services to the Fund, ICMI pays Putnam, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.475% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets of the Fund in excess of $300,000,000.


     ROYCE & ASSOCIATES, LLC Royce & Associates, LLC, a wholly-owned subsidiary of Legg Mason, Inc. ("Royce"), serves as sub-adviser to the SMALL CAP VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Royce, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.70% of the first $25,000,000 of average daily net assets; 0.65% with respect to the next $75,000,000 of average daily net assets; and 0.60% of average daily net assets in excess of $100,000,000.

     T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the FLEXIBLY MANAGED and HIGH YIELD BOND FUNDS and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates:
0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.

     FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") serves as sub-adviser to the LARGE CAP GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Franklin Advisers, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $150,000,000 of the average daily net assets of the Fund; 0.375% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

     LORD, ABBETT & CO. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") serves as sub-adviser to the STRATEGIC VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

     HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") serves as sub-adviser to the REIT FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.43% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.41% with respect to the average daily net assets of the Fund in excess of $100,000,000.


     VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") serves as sub-adviser to the INTERNATIONAL EQUITY FUND and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.


     RS INVESTMENT MANAGEMENT, INC. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the EMERGING GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays RSIM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.


     In the years 2003, 2002 and 2001, the advisory fees paid to ICMI by each of the Funds then in existence were as follows:



                FUND                             2003              2002              2001
                ----                             ----              ----              ----
   Money Market Fund                         $    235,725      $    257,652      $    221,383

   Limited Maturity Bond Fund                     142,210            87,295            41,424

   Quality Bond Fund                              560,259           477,920           398,512

   High Yield Bond Fund(1)                        365,617           320,278           316,627

   Flexibly Managed Fund(2)                     3,460,906         3,229,153         2,983,139

   Core Equity Fund                                50,961            78,276           122,080

   Growth Equity Fund(3)                          629,135           896,555         1,357,888

   Large Cap Value Fund(4)                      1,191,748         1,300,248         1,485,746

   Large Cap Growth Fund(5)                        51,968            13,864               N/A

   Index 500 Fund(6)                              138,006           132,978           141,131

   Mid Cap Growth Fund(7)                         327,423           270,184           320,724

   Mid Cap Value Fund(8)                          356,633           355,964           333,258

   Strategic Value Fund(9)                         77,010            24,646               N/A

   Emerging Growth Fund(10)                       669,101           721,474           995,208

   Small Cap Value Fund(11)                       875,457           752,429           638,863

   International Equity Fund(12)                  938,743         1,002,412         1,273,034

   REIT Fund(13)                                   68,141            19,037               N/A


----------

(1) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $292,494, $256,222 and $253,301, respectively.
(2) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $2,307,271, $2,152,769 and $1,988,579, respectively.
(3) The advisory fees paid by the Growth Equity Fund are before a contractual waiver of $0, $7,278 and $14 for 2003, 2002 and 2001, respectively.
(4) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Putnam Investment Management LLC of $919,155, $996,009 and $1,127,403, respectively. The advisory fee paid by the Fund is before a contractual waiver of $0, $1,214 and $1,966 for 2003, 2002 and 2001, respectively.

(5) In 2003 and 2002, ICMI paid sub-advisory fees to Franklin Advisers, Inc. of $40,157 and $10,713, respectively. The Large Cap Growth Fund did not commence operations until May 1, 2002.
(6) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $99,145, $96,990 and $100,485, respectively.
(7) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $233,874, $192,989 and $229,089, respectively.
(8) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $278,823, $278,299 and $260,547, respectively.
(9) In 2003 and 2002, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $48,131 and $15,404, respectively. The Strategic Value Fund did not commence operations until May 1, 2002.
(10) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to RS Investment Management, Inc. of $578,873, $623,763 and $858,392, respectively.
(11) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Royce & Associates, LLC of $675,740, $587,277 and $501,042, respectively. The advisory fees paid are before a contractual waiver of $33,901, $12,247 and $12,484 for 2003, 2002 and 2001, respectively.
(12) In 2003, 2002 and 2001, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $552,202, $589,654 and $748,844, respectively.
(13) In 2003 and 2002, ICMI paid sub-advisory fees to Heitman Real Estate Securities LLC of $41,858 and $11,694, respectively. The REIT Fund did not commence operations until May 1, 2002.

ADMINISTRATIVE AND CORPORATE SERVICES

     Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.


     For fiscal years 2003, 2002 and 2001, the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:



                  FUND                                  2003           2002           2001
                  ----                                  ----           ----           ----
     Money Market Fund                          $    185,802   $    207,652   $    172,133

     Limited Maturity Bond Fund                       71,105         43,647         20,712

     Quality Bond Fund                               255,129        213,960        174,261

     High Yield Bond Fund                            109,685         96,083         94,988

     Flexibly Managed Fund                           865,227        807,288        745,785

     Core Equity Fund                                 15,288         23,483         36,624

     Growth Equity Fund                              145,221        212,639        326,972

     Large Cap Value Fund                            297,937        325,062        371,436

     Large Cap Growth Fund                            14,173          3,781            N/A

     Index 500 Fund                                  295,727        284,952        302,425

     Mid Cap Growth Fund                              70,162         57,897         68,727

     Mid Cap Value Fund                               97,264         97,081         90,889

     Strategic Value Fund                             16,044          5,135            N/A

     Emerging Growth Fund                            135,343        146,566        205,223

                  FUND                                  2003           2002           2001
                  ----                                  ----           ----           ----
     Small Cap Value Fund                            154,492        132,787        112,741

     International Equity Fund                       165,660        176,896        224,653

     REIT Fund                                        14,601          4,079            N/A



     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal year ended December 31, 2001.

     In 2003, 2002 and 2001, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:



                 FUND                                   2003           2002           2001
                 ----                                   ----           ----           ----
     Money Market Fund                                   N/A            N/A            N/A

     Limited Maturity Bond Fund                          N/A   $        705   $      4,247

     Quality Bond Fund                                   N/A            N/A            N/A

     High Yield Bond Fund                                N/A             29          2,751

     Flexibly Managed Fund                               N/A            N/A            N/A

     Core Equity Fund                           $      8,021          1,742          2,621

     Growth Equity Fund                                  N/A          6,611            N/A

     Large Cap Value Fund                                N/A          1,830            N/A

     Large Cap Growth Fund                            25,326         28,389            N/A

     Index 500 Fund                                  258,204        206,119        283,355

     Mid Cap Growth Fund                              22,183         23,307         40,384

     Mid Cap Value Fund                                  N/A             32          1,208

     Strategic Value Fund                                750         34,249            N/A

     Emerging Growth Fund                                N/A          6,168          2,134

     Small Cap Value Fund                             10,854          3,497            186

     International Equity Fund                           N/A             63            N/A

     REIT Fund                                         8,380         27,972            N/A



     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal year ended December 31, 2001.


ACCOUNTING SERVICES

     PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.


     For fiscal years 2003, 2002 and 2001, the accounting fees paid by each of the Funds then in existence were as follows:



                  FUND                                  2003           2002           2001
                  ----                                  ----           ----           ----
     Money Market Fund                          $     86,895   $     94,217   $     82,002

     Limited Maturity Bond Fund                       35,553         28,170         26,143

     Quality Bond Fund                               110,043         96,320         83,082

     High Yield Bond Fund                             54,843         48,042         47,494

     Flexibly Managed Fund                           256,710        246,458        234,157

     Core Equity Fund                                 27,499         27,499         27,499

     Growth Equity Fund                               72,532         95,546        133,991

     Large Cap Value Fund                            124,312        133,354        148,812

     Large Cap Growth Fund                            26,143          5,239            N/A

     Index 500 Fund                                  123,576        119,984        125,808

     Mid Cap Growth Fund                              35,448         30,042         34,427

     Mid Cap Value Fund                               48,362         48,541         45,444

     Strategic Value Fund                             26,143          5,248            N/A

     Emerging Growth Fund                             66,960         70,802         93,404

     Small Cap Value Fund                             74,128         65,924         56,370

     International Equity Fund                        91,117         95,753        114,861

     REIT Fund                                        26,143          5,199            N/A



     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal year ended December 31, 2001.

LIMITATION ON FUND EXPENSES

     See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

PORTFOLIO TRANSACTIONS

     Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

     With respect to the Flexibly Managed, Growth Equity, Large Cap Value, Mid Cap Growth, Mid Cap Value and International Equity Funds, at the request of Penn Series the investment adviser or sub-adviser (as appropriate) has agreed to place a portion of the Fund's portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses. The arrangement is intended to benefit investors by reducing Fund expenses borne by investors. Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

     In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

     Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

     In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.


     In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

     For fiscal years 2003, 2002 and 2001, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $3,616,160,773, $8,773,365,256 and $3,229,515,509, respectively. For fiscal years 2003, 2002 and
2001, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $120,902,000, $93,174,000 and $99,379,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $2,187,574,026, $4,840,303,543 and $1,338,251,488, respectively. For fiscal years 2003, 2002 and 2001, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $179,058,585, $1,204,448,618 and $155,346,340. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $783,455, $1,087,949 and $1,432,383, respectively. During 2003, the sub-adviser directed transactions of $79,576,341, with related commissions of $145,180 to brokers who provided research services. Also during 2003, 2002 and 2001, of the total brokerage commissions paid by the Flexibly Managed Fund, $5,902, $4,400 and $7,125, respectively, were paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.75% of the Fund's total commissions and involved 1.08% of the dollar amount of total brokerage transactions in 2003.

     For the fiscal years ended December 31, 2003, 2002 and 2001, the total brokerage commission paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $28,223, $50,357 and $67,847 respectively. During 2003, the adviser directed transactions of $18,005,971 (with related commissions of $26,157) to brokers who provided research services.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $1,575,358,

$2,508,084 and $1,551,802, respectively. During 2003, the adviser directed transactions of $958,300,785 (with related commissions of $1,403,041) to brokers who provided research services.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the Large Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $287,637, $333,081 and $336,796, respectively. During 2003, the sub-adviser directed transactions of $15,368,151 (with related commissions of $29,347) to brokers who provided research services.

     For the fiscal years ended December 31, 2003 and 2002, the total brokerage commissions paid by the Large Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $19,179 and $11,496, respectively. During 2003, the sub-adviser directed transactions of $11,700,713 (with related commissions of $18,163) to brokers who provided research services.

     For the fiscal years ended December 31, 2003, 2002 and 2001, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $6,367, $12,196 and $3,420, respectively.

     For the fiscal years ended December 31, 2003, 2002 and 2001, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $329,479, $307,773 and $647,207, respectively. During 2003, the sub-adviser directed transactions of $5,426,329 (with related commissions of $15,352) to brokers who provided research services.

     For the fiscal years ended December 31, 2003, 2002 and 2001, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $147,401, $182,492 and $334,120 of which $63,756, $62,484.25 and $196,991 were paid to
Neuberger Berman, LLC and, with respect to 2003 only, Lehman Brothers Inc., affiliates of the sub-adviser. Brokerage commissions paid to Neuberger Berman, LLC and Lehman Brothers Inc. represented 43.25% of the Fund's total commissions and involved 42.76% of the dollar amount of total brokerage transactions in 2003. During 2003, the sub-adviser directed transactions of $1,457,114 (with related commissions of $2,182) to brokers who provided research services.

     For the fiscal years ended December 31, 2003 and 2002, the total brokerage commissions paid by the Strategic Value Fund, including the discounts received by securities dealers in connection with underwritings, were $17,665 and $25,999, respectively. During 2003, the sub-adviser directed transactions of $837,157 (with related commissions of $1,999) to brokers who provided research services. Also during 2003, of the total brokerage commissions paid by the Strategic Value Fund, $25 was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.14% of the Fund's total commissions and involved 0.11% of the dollar amount of total brokerage transactions in 2003.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $932,103, $995,295 and $996,140, respectively. During 2003, the sub-adviser directed transactions of $329,445,164 (with related commissions of $784,068) to brokers who provided research services. Also during 2003, of the total brokerage commissions paid by the Emerging Growth Fund, $455 was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.05% of the Fund's total commissions and involved 0.09% of the dollar amount of total brokerage transactions in 2003.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $662,605, $425,652, and $320,618, respectively. During 2003, the sub-adviser directed transactions of $115,222,033 (with related commissions of $613,327) to brokers who provided research services.

     For fiscal years 2003, 2002 and 2001, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $307,011, $612,223 and $721,084, respectively. During 2003, the sub-adviser allocated transactions of $16,439,146 (with related commissions of $35,481) to brokers who provided research services.

     For the fiscal years ended December 31, 2003 and 2002, the total brokerage commissions paid by the REIT Fund, including the discounts received by securities dealers in connection with underwritings, were $54,712 and $14,497, respectively. During 2003, the sub-adviser directed transactions of $21,697,585 (with related commissions of $7,946) to brokers who provided research services.


     Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

DIRECTORS AND OFFICERS

     The business and affairs of Penn Series, which include all seventeen portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has seven members. Four of the members are not "interested persons" of Penn Series as defined in the Investment Company Act of 1940, as amended. Three of the members are employees of Penn Mutual and are, therefore, "interested persons."

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF PENN SERIES


                                                                                                    NUMBER OF
                                               TERM OF OFFICE                                       FUNDS         OTHER
                              POSITION WITH    AND LENGTH OF         PRINCIPAL OCCUPATION DURING    OVERSEEN BY   DIRECTORSHIPS
NAME, AGE AND ADDRESS         PENN SERIES      TIME SERVED           PAST FIVE YEARS                DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Eugene Bay (66)               Director         No set term;          Senior Pastor, Bryn Mawr       17            N/A
121 Fishers Road                               served since 1993.    Presbyterian Church, Bryn
Bryn Mawr, PA 19010                                                  Mawr, PA.

James S. Greene (74)          Director         No set term;          Retired                        17            N/A
P.O. Box 3761                                  served since 1992.
Vero Beach, FL 32964

Charles E. Mather III (69)    Director         No set term;          Insurance Broker, Mather &     17            Director, The
Public Ledger Building,                        served since 2002     Co., Philadelphia, PA                        Finance Company
Suite 630                                                                                                         of Pennsylvania
150 South Independence                                                                                            (investment
Mall West                                                                                                         company)
Philadelphia, PA 19106

M. Donald Wright (68)         Director         No set term;          Accountant, Wright             17            N/A
100 Chetwynd Drive                             served since 1988.    Consultants, Bryn Mawr, PA
Rosemont, PA 19010                                                   (financial planning and
                                                                     consulting); Professor, The
                                                                     American College.

DIRECTORS WHO ARE INTERESTED PERSONS OF PENN SERIES


                                                                                                    NUMBER OF
                                               TERM OF OFFICE                                       FUNDS         OTHER
                              POSITION WITH    AND LENGTH OF         PRINCIPAL OCCUPATION DURING    OVERSEEN BY   DIRECTORSHIPS
NAME, AGE AND ADDRESS         PENN SERIES      TIME SERVED           PAST FIVE YEARS                DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell (59)       Director         No set term;          Chairman of the Board and      17            Director,
The Penn Mutual Life                           served since 1998.    Chief Executive Officer,                     Quaker
Insurance Company                                                    The Penn Mutual Life                         Chemical
600 Dresher Road                                                     Insurance Company.                           Corporation
Horsham, PA 19044

Larry L. Mast (55)            Director         No set term;          Executive Vice President,      17            N/A
The Penn Mutual Life                           served since 1998.    The Penn Mutual Life
Insurance Company                                                    Insurance Company (since
600 Dresher Road                                                     January 1997).
Horsham, PA 19044

Daniel J. Toran (56)          Director         No set term served    President and Chief            17            N/A
The Penn Mutual Life                           since 1998.           Operating Officer,
Insurance Company                                                    Insurance Executive, The
600 Dresher Road                                                     Penn Mutual Life Insurance
Horsham, PA 19044                                                    Company (since 1997).


OFFICERS OF PENN SERIES


                                               TERM OF OFFICE
                              POSITION WITH    AND LENGTH OF
NAME, AGE AND ADDRESS         PENN SERIES      TIME SERVED           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Peter M. Sherman (51)         President        No set term;          Chairman and President of Independence Capital
600 Dresher Road                               served since 2000.    Management Inc.; Executive Vice President and Chief
Horsham, PA 19044                                                    Investment Officer (since 1998).

Richard F. Plush (54)         Vice President   No set term;          Vice President and Actuary, The Penn Mutual Life
600 Dresher Road                               served since 1997.    Insurance Company.
Horsham, PA 19044

Laura M. Ritzko (42)          Secretary        No set term;          Secretary  (since December 1996),  The Penn Mutual Life
600 Dresher Road                               served since 2003.    Insurance Company;  Assistant  Secretary (1996 - 2003),
Horsham, PA  19044                                                   Penn Series Funds, Inc. (investment company)

Steven M. Herzberg (46)(1)    Treasurer        No set term;          Assistant Vice President and Treasurer (since December
600 Dresher Road                               served since 1996.    1997); The Penn Mutual Life Insurance Company.
Horsham, PA 19044

Cynthia A. Stains (47)(2)     Treasurer        No set term;          Assistant Vice President Investment, Accounting and
600 Dresher Road                               served since 2004.    Treasurer (since February 2004), The Penn Mutual Life
Horsham, PA 19044                                                    Insurance Company; Chief Operating Officer (September
                                                                     2002 - February 2004), StoneRidge Investment Partners,
                                                                     LLC; Chief Operating Officer (August 1991 - January
                                                                     2001), Nuveen Investments.

J. Clay Luby (40)(3)          Assistant        No set term;          Director, Variable Products Financial Reporting (since
600 Dresher Road              Controller       served since 2002     April 2002), The Penn Mutual Life Insurance Company;
Horsham, PA 19044                                                    Manager of Revenue Accounting  (April 2001 - August
                                                                     2001), QuadraMed Corporation; Accounting Manager -
                                                                     Commercial Division (December 1997 - March 2001),
                                                                     Fireman's Fund Insurance Company.

                                               TERM OF OFFICE
                              POSITION WITH    AND LENGTH OF
NAME, AGE AND ADDRESS         PENN SERIES      TIME SERVED           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Patricia M. Chiarlanza (38)   Assistant        No set term;          Assistant Treasurer (since May 2001), Intermediate/Senior
600 Dresher Road              Treasurer        served since 2001     Supervisor/Manager (May 1991 - present) The Penn
Horsham, PA 19044                                                    Mutual Life Insurance Company.



(1) It is currently contemplated that at the May 20, 2004 meeting of the Board of Directors, Mr. Herzberg will resign as the Treasurer of the Fund.
(2) It is currently contemplated that at the May 20, 2004 meeting of the Board of Directors, Ms. Stains will be appointed as the Treasurer of the Fund.
(3) It is currently contemplated that at the May 20, 2004 meeting of the Board of Directors, Mr. Luby will be appointed as the Controller of the Fund.


STANDING COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.


     The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Mather. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held three meetings during the Company's last fiscal year.

     The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Greene, Mather and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and met once during the Company's last fiscal year.


BENEFICIAL OWNERSHIP OF EQUITY SECURITIES OF PENN SERIES FUNDS


     The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company). This information is provided as of December 31, 2003.



                                                                          AGGREGATE DOLLAR RANGE OF
NAME OF DIRECTOR                 DOLLAR RANGE OF FUND SHARES (FUND)       ALL FUND SHARES (FUNDS)
---------------------------------------------------------------------------------------------------
Eugene Bay                       $10,001 - 50,000 Growth Equity           Over $100,000
                                 $10,001 - 50,000 Mid Cap Value
                                 $50,001 - 100,000 Quality Bond
                                 $10,001 - 50,000 Emerging Growth
                                 $10,001 - 50,000 Mid Cap Growth
                                 $10,001 - 50,000 Large Cap Value
                                 $10,001 - 50,000 Flexibly Managed
                                 $10,001 - 50,000 High Yield

James S. Greene                  None                                     None

Charles E. Mather III            None                                     None

                                                                          AGGREGATE DOLLAR RANGE OF
NAME OF DIRECTOR                 DOLLAR RANGE OF FUND SHARES (FUND)       ALL FUND SHARES (FUNDS)
---------------------------------------------------------------------------------------------------
M. Donald Wright                 None                                     None

Robert E. Chappell               $10,001 - 50,000 Flexibly Managed        Over $100,000
                                 $50,001 - 100,000 Growth Equity
                                 Over $100,000 Large Cap Value

Larry L. Mast                    $1 - 10,000 Limited Maturity             $10,001 - 50,000
                                 $1 - 10,000 Quality Bond
                                 $1 - 10,000 Mid Cap Value
                                 $1 - 10,000 International Equity
                                 $1 - 10,000 Large Cap Value
                                 $1 - 10,000 Small Cap Value
                                 $1 - 10,000 Mid Cap Growth
                                 $1 - 10,000 Flexibly Managed
                                 $1 - 10,000 Index 500
                                 $1 - 10,000 Emerging Growth
                                 $10,001 - 50,000 Money Market

Daniel J. Toran                  None                                        None


ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Board of Directors, including in particular Directors who are not "interested persons" of Penn Series, have special responsibilities with respect to the advisory and sub-advisory agreements relating to the management of the Penn Series Funds. Advisory and sub-advisory agreements must be initially approved and, commencing two years thereafter, approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the advisory or sub-advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors holds one or more meetings to decide whether to renew the advisory and sub-advisory agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the adviser and sub-advisers. The Directors use this information, to help them decide whether to renew the agreements for another year.


     The advisory and sub-advisory agreements were most recently considered and approved by the Board on February 26, 2004, September 11, 2003 and May 15, 2003. The Board requested and received in advance of the meetings written materials from the adviser and sub-advisers relating to Funds requiring renewal. The material provided information about: (a) the quality of the adviser's or sub-adviser's investment management and other services; (b) the adviser's or sub-advisers' investment management personnel; (c) the adviser's or sub-adviser's operations and financial condition; (d) the adviser's or sub-adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser or sub-adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the adviser's or sub-adviser's compliance systems; (h) the adviser's or sub-adviser's policies on and compliance procedures for personal securities transactions; (i) the adviser's or sub-adviser's reputation, expertise and resources in domestic financial markets; and (j) the Fund's performance compared with similar mutual funds.

     At the meetings, representatives from the adviser and Company commented on the information delivered to the Board and answered questions from Board members, to help the Board evaluate the adviser's or sub-adviser's fee and other aspects of the agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the initial approval and renewal of the advisory agreement and sub-advisory agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Directors who are not "interested persons," unanimously: (a) concluded that terms of the agreements are fair and reasonable; (b) concluded that the adviser's and sub-adviser's fees are reasonable in light of the services that the adviser and sub-adviser provides to the Funds; and (c) agreed to approve the entering into or renewal of the agreements.

COMPENSATION OF DIRECTORS FOR FISCAL YEAR ENDED DECEMBER 2003



                                                        PENSION OR
                                                        RETIREMENT         ESTIMATED           TOTAL
                                     AGGREGATE       BENEFITS ACCRUED    ANNUAL BENEFITS    COMPENSATION
                                 COMPENSATION FROM   AS PART OF FUND         UPON         FROM PENN SERIES
    NAME AND POSITION               PENN SERIES          EXPENSES         RETIREMENT        TO DIRECTORS
-------------------------------- -------------------------------------------------------------------------
Eugene Bay                            $ 20,000             N/A               N/A              $ 20,000
Director

James S. Greene                       $ 20,000             N/A               N/A              $ 20,000
Director

Charles E. Mather III                 $ 19,000             N/A               N/A              $ 19,000
Director

M. Donald Wright                      $ 23,000             N/A               N/A              $ 23,000
Director


     Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

CODE OF ETHICS


     Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series' Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

     Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

PROXY VOTING POLICY

     The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund's investment adviser/sub-adviser, subject to the Board's general oversight. Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the "Procedures"), which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.


NET ASSET VALUE OF SHARES

     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

     Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

OWNERSHIP OF SHARES

     The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.


     On April 5, 2004, the outstanding shares of Penn Series were owned as follows:*

                                       HIGH                        LARGE   LARGE               SMALL
                    MONEY    QUALITY   YIELD    FLEXIBLY  GROWTH    CAP     CAP     EMERGING    CAP    INTERN'L
                    MARKET    BOND     BOND     MANAGED   EQUITY   VALUE   GROWTH    GROWTH    VALUE    EQUITY    REIT
                     FUND     FUND     FUND      FUND      FUND    FUND     FUND      FUND     FUND      FUND     FUND
----------------------------------------------------------------------------------------------------------------------
Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in Separate
Accounts
Pursuant to
Variable Life
Insurance
Contracts               42%       15%     25%        18%      22%     27%      23%        33%     30%        31%    21%

Percentage of
Outstanding
Shares Owned by
Penn Insurance
and Annuity and
Held in a
Separate Account
Pursuant to
Variable Annuity
Contracts                8%        4%      8%        10%       5%      9%       3%         8%      8%         8%     5%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
General Account          0%        0%      0%         0%       0%      0%      15%         0%      0%         0%    13%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
Separate Account
Pursuant to
Variable Annuity
Contracts               50%       81%     67%        72%      73%     64%      59%        59%     62%        61%    61%

                                     LIMITED
                                     MATURITY    CORE EQUITY   INDEX 500     MID CAP      MID CAP     STRATEGIC
                                     BOND FUND      FUND         FUND      GROWTH FUND   VALUE FUND   VALUE FUND
----------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
Separate Accounts Pursuant to
Variable Life Insurance Contracts           19%            0%         47%           35%          32%          31%

Percentage of Outstanding Shares
Owned by Penn Insurance and
Annuity and Held in a Separate
Account Pursuant to Variable
Annuity Contracts                            8%            0%          6%            5%           9%           4%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a General Account                            0%            0%          0%            0%           0%          10%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in a
Separate Account Pursuant to
Variable Annuity Contracts                  73%          100%         47%           60%          59%          55%

* UNAUDITED
TAX STATUS


     The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund within Penn Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to Penn Series as a whole.

     Shares of the Funds other than the Core Equity Fund will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Shares of the Core Equity Fund are currently available only to certain contracts issued to qualified pension plans. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

     It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

     In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").

     Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

     It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.

     A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.

     Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

VOTING RIGHTS

     Penn Series is an open-end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn

Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

     Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

CUSTODIAL SERVICES

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

INDEPENDENT AUDITORS

     Ernst & Young LLP serves as the independent auditors of Penn Series. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP also serves as the independent auditors of Penn Mutual.

LEGAL MATTERS

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

RATINGS OF COMMERCIAL PAPER

MOODY'S INVESTOR SERVICES, INC. COMMERCIAL PAPER RATINGS:

PRIME 1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          LEADING MARKET POSITIONS IN WELL-ESTABLISHED INDUSTRIES.
          HIGH RATES OF RETURN ON FUNDS EMPLOYED.
          CONSERVATIVE CAPITALIZATION STRUCTURE WITH MODERATE RELIANCE ON DEBT
              AND AMPLE ASSET PROTECTION.
          BOARD MARGINS IN EARNINGS COVERAGE OF FIXED FINANCIAL CHARGES AND HIGH
              INTERNAL CASH GENERATION.
          WELL-ESTABLISHED ACCESS TO A RANGE OF FINANCIAL MARKETS AND ASSURED
              SOURCES OF ALTERNATE LIQUIDITY.

PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS:

A-1            This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2            Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3            Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B              Issues rated B are regarded as having significant speculative characteristics for timely payment.


C              This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.


D              Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH INVESTORS SERVICE, INC.:

Fitch 1 -- Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

MOODY'S INVESTORS SERVICE, INC.


AAA            Bonds which are rated AAA are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa             Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A              Bonds which are rated A possess many favorable investment
          attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa            Bonds which are rated Baa are considered medium-grade obligations
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba             Bonds which are rated Ba are judged to have the following
          speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B              Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa            Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca             Bonds which are rated Ca represent obligations which are
          speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C              Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

STANDARD & POOR'S RATINGS GROUP


AAA            This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA             Bonds rated AA also qualify as high-quality debt obligations.
          Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A              Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


BBB            Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES


     The following pages include audited financial statements and financial highlights as of December 31, 2003 for the Penn Series Funds consisting of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Core Equity Fund (formerly the Growth and Income Fund), Growth Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Emerging Growth Fund, Small Cap Value Fund, International Equity Fund and REIT Fund.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MONEY MARKET FUND

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
COMMERCIAL PAPER  -- 27.4%
AUTOMOBILES & RELATED -- 4.9%
American Honda Finance
  1.040%, 01/06/04                                        $    2,500   $    2,500
Toyota Motor Corp.
  1.050%, 01/23/04                                             1,000          999
  1.070%, 01/22/04                                             1,400        1,399
                                                                       ----------
                                                                            4,898
                                                                       ----------
BANKING -- 6.5%
International Bank for Reconstruction & Development
  1.050%, 01/07/04                                             3,500        3,499
Royal Bank
  1.080%, 01/09/04                                             2,750        2,749
  1.100%, 01/20/04                                               250          250
                                                                       ----------
                                                                            6,498
                                                                       ----------
CHEMICALS -- 2.5%
Du Pont (E.I.) De Nemours and Co.
  1.050%, 01/07/04                                             2,500        2,500
                                                                       ----------

FINANCE -- 8.2%
American Express Credit Corp.
  1.050%, 01/02/04                                             1,000        1,000
American General Finance, Inc.
  1.060%, 01/07/04                                             1,100        1,100
General Electric Capital Corp.
  1.070%, 01/07/04                                             2,400        2,400
UBS Paine Webber Group, Inc.
  1.050%, 01/02/04                                             3,700        3,700
                                                                       ----------
                                                                            8,200
                                                                       ----------
GENERAL OBLIGATION NOTES -- 1.0%
Texas State Public Finance Authority
  1.150%, 02/04/04                                             1,000        1,000
                                                                       ----------

INSURANCE -- 0.7%
New York Life Insurance Co.
  1.050%, 01/09/04                                               700          700
                                                                       ----------

PHARMACEUTICALS -- 3.6%
Abbott Laboratories
  1.080%, 01/20/04                                             3,600        3,598
                                                                       ----------

TOTAL COMMERCIAL PAPER
(COST $27,394)                                                             27,394
                                                                       ----------

CORPORATE BONDS -- 34.1%
BANKING -- 6.0%
Bank of America Corp.
  7.625%, 06/15/04                                               205          211
Bank One Corp.
  5.625%, 02/17/04                                               931          936
  7.250%, 08/15/04                                                10           10
First Bank of Minnesota
  7.550%, 06/15/04                                               100          103
International Bank for Reconstruction & Development
  4.750%, 04/30/04                                               120          121
Mellon Financial Corp.
  6.000%, 03/01/04                                             1,114        1,123
NCNB Texas National
  9.500%, 06/01/04                                               195          201
Star Bank
  6.375%, 03/01/04                                        $      200   $      202
SunTrust Banks, Inc.
  6.125%, 02/15/04                                               310          312
U.S. Bancorp
  6.000%, 05/15/04                                               150          153
  6.500%, 06/15/04                                               100          102
  7.050%, 06/15/04                                             1,000        1,028
Wachovia Corp.
  6.625%, 06/15/04                                               375          384
  6.700%, 06/21/04                                               202          207
  7.100%, 08/15/04                                               302          312
Wells Fargo & Co.
  5.450%, 05/03/04                                               105          106
  6.000%, 02/01/04                                                55           55
  6.625%, 07/15/04                                               150          154
  6.625%, 07/15/04                                               110          113
  7.200%, 04/01/04                                                75           76
  9.125%, 02/01/04                                               100          101
                                                                       ----------
                                                                            6,010
                                                                       ----------
CHEMICALS -- 0.1%
Du Pont (E.I.) De Nemours and Co.
  8.125%, 03/15/04                                               100          101
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
IBM Corp.
  5.625%, 04/12/04                                             1,330        1,347
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 1.4%
Consolidated Edison Co. of New York
  7.625%, 03/01/04                                             1,124        1,135
Iowa Illinois Gas & Electric
  7.700%, 05/15/04                                                10           10
Tennessee Valley Authority
  4.750%, 07/15/04                                               250          255
                                                                       ----------
                                                                            1,400
                                                                       ----------
FINANCE -- 9.5%
American Express Co. 144A @
  6.500%, 02/15/04                                               100          101
American Express Co.
  6.750%, 06/23/04                                               699          717
American General Corp.
  7.125%, 02/15/04                                               250          252
Associates Corp.
  5.500%, 02/15/04                                               940          945
  5.800%, 04/20/04                                               506          513
  7.880%, 05/18/04                                               100          102
Bear Stearns Cos., Inc.
  6.150%, 03/02/04                                               140          141
Citigroup, Inc.
  5.800%, 03/15/04                                               370          373
  7.125%, 03/15/04                                               123          124
  7.200%, 02/01/04                                               685          688
General Electric Capital Corp.
  5.375%, 04/23/04                                               127          129
  8.090%, 04/01/04                                               750          762

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
J.P. Morgan Chase & Co.
  5.750%, 02/25/04                                        $    1,175   $    1,183
  5.750%, 04/15/04                                               585          592
Merrill Lynch & Co., Inc.
  5.350%, 06/15/04                                               205          209
  5.460%, 05/07/04                                               585          593
  6.180%, 04/20/04                                                83           84
  6.550%, 08/01/04                                               255          263
Morgan Stanley Dean Witter & Co.
  5.625%, 01/20/04                                             1,687        1,692
UBS Paine Webber Group, Inc.
  6.375%, 05/15/04                                                45           46
                                                                       ----------
                                                                            9,509
                                                                       ----------
FOOD & BEVERAGES -- 4.6%
Pepsi Bottling Holdings, Inc. 144A @
  5.375%, 02/17/04                                             4,186        4,208
Pepsico Capital
  1.720%**, 04/01/04                                             401          399
                                                                       ----------
                                                                            4,607
                                                                       ----------
INSURANCE -- 0.5%
AIG Sunamerica Global Financing
  5.200%, 05/10/04                                               500          507
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
Caterpillar Financial Services Corp.
  6.875%, 08/01/04                                               135          139
Stanley Works
  5.750%, 03/01/04                                             1,050        1,058
                                                                       ----------
                                                                            1,197
                                                                       ----------
OIL & GAS -- 0.5%
BP America
  9.875%, 03/15/04                                               430          437
ChevronTexaco Corp.
  6.625%, 10/01/04                                                85           88
                                                                       ----------
                                                                              525
                                                                       ----------
PHARMACEUTICALS -- 0.1%
Abbott Laboratories
  5.125%, 07/01/04                                               105          107
                                                                       ----------

RESTAURANTS -- 1.0%
McDonald's Corp.
  5.150%, 07/01/04                                               970          989
  7.800%, 10/01/04                                                25           26
                                                                       ----------
                                                                            1,015
                                                                       ----------
RETAIL -- 2.8%
CVS Corp. 144A @ ^^
  5.500%, 02/15/04                                             2,350        2,363
Dayton Hudson
  7.250%, 09/01/04                                                20           21
Wal-Mart Stores, Inc.
  7.500%, 05/15/04                                               408          417
                                                                       ----------
                                                                            2,801
                                                                       ----------
TELECOMMUNICATIONS -- 5.0%
Bellsouth Telecommunications, Inc.
  6.375%, 06/15/04                                             1,319        1,349
SBC Communications, Inc.
  5.800%, 02/01/04                                               400          401
  7.000%, 07/15/04                                             1,235        1,272
  7.000%, 07/15/04                                                50           52
Verizon Communications, Inc.
  5.875%, 02/01/04                                        $      175   $      176
  6.000%, 01/15/04                                               395          396
  6.250%, 02/15/04                                             1,215        1,222
  6.750%, 03/15/04                                                85           86
                                                                       ----------
                                                                            4,954
                                                                       ----------
TOTAL CORPORATE BONDS
(COST $34,080)                                                             34,080
                                                                       ----------

MEDIUM TERM NOTES -- 4.6%
AUTOMOBILES & RELATED -- 1.6%
Toyota Motor Credit Corp.
  5.030%, 07/16/04                                             1,500        1,532
                                                                       ----------

BANKING -- 0.9%
Bank of America Corp.
  5.750%, 03/01/04                                               896          902
                                                                       ----------

FINANCE -- 2.0%
Citigroup, Inc.
  7.000%, 03/15/04                                               790          799
  7.750%, 08/15/04                                                11           11
General Electric Capital Corp.
  7.250%, 05/03/04                                               566          578
Merrill Lynch & Co., Inc.
  5.700%, 02/06/04                                               600          602
UBS Paine Webber Group, Inc.
  6.730%, 01/20/04                                                20           20
                                                                       ----------
                                                                            2,010
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 0.1%
Caterpillar Financial Services Corp.
  4.000%, 10/15/04                                                30           31
  6.090%, 03/01/04                                                75           75
                                                                       ----------
                                                                              106
                                                                       ----------
TELECOMMUNICATIONS -- 0.0%
SBC, Corp.
  7.000%, 08/01/04                                                25           26
                                                                       ----------

TOTAL MEDIUM TERM NOTES
(COST $4,576)                                                               4,576
                                                                       ----------

AGENCY OBLIGATIONS -- 10.2%
Federal Home Loan Bank
  7.360%, 07/01/04                                               105          108
Federal Home Loan Bank Discount Note
  1.040%, 01/02/04                                             3,000        3,000
Federal Home Loan Mortgage Corp. Discount Note
  1.030%, 01/06/04                                             2,450        2,450
  1.070%, 01/05/04                                               150          150
Federal National Mortgage Association
  5.625%, 05/14/04                                               300          305
Federal National Mortgage Association Discount Note
  1.030%, 01/02/04                                             1,500        1,500
  1.040%, 01/02/04                                             1,500        1,500
  1.050%, 01/07/04                                             1,225        1,225
                                                                       ----------

TOTAL AGENCY OBLIGATIONS
(COST $10,238)                                                             10,238
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** -- 16.2%
AGRICULTURAL PRODUCTS -- 0.3%
Cargill, Inc.
  1.160%, 01/14/04                                        $      300   $      300
                                                                       ----------

BANKING -- 1.6%
Bank of America Corp.
  1.413%, 05/03/04                                             1,350        1,351
  6.625%, 06/15/04                                               250          256
                                                                       ----------
                                                                            1,607
                                                                       ----------
HEALTHCARE -- 1.9%
Barton Healthcare, LLC                                           355          355
  1.180%, 01/07/04
Fairview Hospital & Healthcare Services
  1.150%, 01/01/04 ^^                                            400          400
St. Francis Healthcare Foundation
  1.800%, 01/07/04O                                            1,185        1,185
                                                                       ----------
                                                                            1,940
                                                                       ----------
PARKING FACILITIES -- 2.1%
Liliha Parking LP
  1.800%, 01/07/04 ^^                                          2,060        2,060
                                                                       ----------
STATE & LOCAL GOVERNMENT BONDS -- 10.3%
Berks County, PA, Industrial Development Authority
  1.240%, 01/07/04 ^^                                            455          455
Bloomfield, NM
  1.180%, 01/07/04 ^^                                            600          600
Columbia County, GA Development Authority
  1.250%, 01/07/04 ^^                                          1,200        1,200
Espanola, NM
  1.180%, 01/07/04 ^^                                            600          600
Harris County, TX, Sports Authority Special Revenue
  1.200%, 01/01/04                                             2,200        2,200
Illinois Development Finance Authority
  1.180%, 01/07/04 ^^                                            600          600
Montgomery County, PA Industrial Development Authority
  1.240%, 01/07/04 ^^                                            840          840
New York, NY - Subseries-A-9
  1.100%, 01/07/04                                             2,000        2,000
Philadelphia Authority - Industrial Development
  1.150%, 01/01/04 ^^                                          1,200        1,200
Silver City, NM
  1.180%, 01/07/04 ^^                                            600          600
                                                                       ----------
                                                                           10,295
                                                                       ----------

TOTAL VARIABLE RATE DEMAND NOTES
(COST $16,202)                                                             16,202
                                                                       ----------

                                                          NUMBER OF
                                                            SHARES
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
BlackRock Provident Institutional
  Funds-Tempfund                                           4,720,921        4,721
Evergreen Prime Cash Management
  Money Market Fund                                        2,076,925        2,077
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $6,798)                                                               6,798
                                                                       ----------

                                                                         VALUE
                                                                         (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 99.3%
  (COST $99,288)(a)                                                    $   99,288

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.7%                                                      661
                                                                       ----------

NET ASSETS APPLICABLE TO 99,949,885
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   99,949
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $     1.00
                                                                       ==========

(a)  Cost for Federal income tax purposes.
^^   The security is a taxable municipal issue enhanced by a bank letter of credit.
**   Effective Yield
***  The rate shown is the rate as of December 31, 2003, and the maturity is the next interest readjustment date.
@    Security restricted and/or exempt from registration under Rule 144A of the
        Securities Act of 1933.

                   MARKET
   MATURITY        VALUE          % OF
   SCHEDULE        (000)        PORTFOLIO    (CUMULATIVE)
---------------------------------------------------------
     1-7 days   $      47,619        48.0%           48.0%
    8-14 days           3,749         3.8%           51.8%
   15-30 days           8,353         8.4%           60.2%
   31-60 days          14,542        14.7%           74.9%
   61-90 days           6,557         6.6%           81.5%
  91-120 days           3,902         3.9%           85.4%
 121-150 days           4,290         4.3%           89.7%
over 150 days          10,276        10.3%          100.0%
                -------------------------
                $      99,288       100.0%


Average Weighted Maturity -- 43.77 days

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE QUALITY BOND FUND

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
CORPORATE BONDS -- 10.4%
AUTOMOBILES & RELATED -- 1.9%
Ford Motor Co.
  7.450%, 07/16/31                                        $    1,000   $    1,011
General Motors Acceptance Corp.
  8.000%, 11/01/31                                             2,000        2,246
                                                                       ----------
                                                                            3,257
                                                                       ----------
CABLE OPERATORS -- 0.8%
Tele-Communications, Inc.
  9.875%, 06/15/22                                             1,000        1,368
                                                                       ----------

COMPUTER SERVICES & SOFTWARE -- 0.6%
Electronic Data Systems Corp.
  7.450%, 10/15/29                                             1,000        1,000
                                                                       ----------

DIVERSIFIED OPERATIONS -- 0.7%
Bombadier, Inc. 144A @
  6.750%, 05/01/12                                             1,000        1,093
                                                                       ----------
FINANCE -- 0.7%
CIT Group, Inc.
  7.750%, 04/02/12                                             1,000        1,181
                                                                       ----------

HEALTHCARE -- 0.6%
Tenet Healthcare Corp.
  7.375%, 02/01/13                                             1,000        1,005
                                                                       ----------

OIL & GAS -- 0.6%
Tennessee Gas Pipeline Co.
  8.375%, 06/15/32                                             1,000        1,061
                                                                       ----------

PAPER & RELATED PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc.
  8.850%, 08/01/30                                             1,000        1,081
                                                                       ----------

PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 1.2%
Eastman Kodak Co.
  6.375%, 06/15/06                                             1,000        1,059
  7.250%, 11/15/13                                             1,000        1,049
                                                                       ----------
                                                                            2,108
                                                                       ----------
SERVICES - COMMERCIAL -- 0.7%
Cendant Corp.
  7.125%, 03/15/15                                             1,000        1,129
                                                                       ----------

TELECOMMUNICATIONS -- 2.0%
AT&T Corp.
  8.500%, 11/15/31                                             2,000        2,337
Sprint Capital Corp.
  8.750%, 03/15/32                                             1,000        1,181
                                                                       ----------
                                                                            3,518
                                                                       ----------
TOTAL CORPORATE BONDS
(COST $15,731)                                                             17,801
                                                                       ----------

MEDIUM TERM NOTES -- 0.6%
Associates Corp. N.A.
  7.750%, 02/15/05
(COST $1,002)                                                  1,000        1,064
                                                                       ----------

U.S. TREASURY OBLIGATIONS -- 23.4%
U.S. TREASURY BONDS -- 9.2%
  5.375%, 02/15/31                                        $   15,100   $   15,747
                                                                       ----------

U.S. TREASURY INFLATION INDEXED NOTES -- 5.1%
  3.375%, 01/15/07                                             7,000        8,855
                                                                       ----------

U.S. TREASURY NOTES -- 9.1%
  2.625%, 05/15/08                                             5,000        4,925
  4.250%, 11/15/13                                            10,000        9,989
  5.750%, 11/15/05                                               725          778
                                                                       ----------
                                                                           15,692
                                                                       ----------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $40,315)                                                             40,294
                                                                       ----------

AGENCY OBLIGATIONS -- 33.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.1%
  5.500%**, 08/15/21 ++                                        1,173           91
                                                                       ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 28.8%
  5.000%, 01/25/33 TBA                                        11,500       11,379
  5.500%**, 05/25/19 ++                                        6,793          609
  6.000%, 03/01/33                                             7,900        8,170
  6.500%, 01/01/28                                               425          446
  6.500%, 04/01/28                                               224          234
  6.500%, 01/01/29                                             1,036        1,086
  6.500%, 08/01/29                                                55           58
  6.500%, 02/01/31                                               294          307
  6.500%, 05/01/31                                               382          400
  6.500%, 06/01/31                                                55           58
  6.500%, 08/01/31                                                47           49
  6.500%, 09/01/31                                               173          181
  6.500%, 11/01/31                                               892          932
  6.500%, 02/01/32                                               324          339
  6.500%, 04/01/32                                               802          838
  6.500%, 06/01/32                                               359          375
  6.500%, 08/01/32                                               899          941
  6.500%, 11/01/32                                               216          226
  6.500%, 01/01/33                                               888          929
  6.500%, 02/01/33                                               951          995
  6.500%, 06/01/33                                             2,609        2,728
  7.000%, 07/01/28                                               646          684
  7.000%, 05/01/29                                               500          529
  7.000%, 03/01/30                                               641          679
  7.000%, 02/01/31                                               619          655
  7.000%, 07/01/31                                               547          580
  7.000%, 08/01/31                                             1,217        1,288
  7.000%, 09/01/31                                               538          569
  7.000%, 02/01/32                                               586          620
  7.000%, 05/01/32                                             1,718        1,818
  7.000%, 12/01/32                                            10,289       10,865
                                                                       ----------
                                                                           49,567
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.7%
  9.000%, 10/15/30                                        $    1,956   $    2,145
  9.000%, 11/15/30                                               761          833
                                                                       ----------
                                                                            2,978
                                                                       ----------
SALLIE MAE DISCOUNT NOTE -- 3.0%
  0.750%**, 01/05/04                                           5,200        5,199
                                                                       ----------

TOTAL AGENCY OBLIGATIONS
(COST $57,612)                                                             57,835
                                                                       ----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.9%
Bank of America Commercial Mortgage, Inc.
  7.109%, 11/15/31                                             5,303        5,837
                                                                       ----------
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                             4,000        4,009
  6.850%, 05/15/19                                             2,117        2,169
  7.210%, 02/01/32                                                74           74
  7.470%, 02/01/32                                             3,500        3,506
  7.620%, 05/01/31                                             3,000        3,080
  7.730%, 04/01/32                                             1,000        1,019
                                                                       ----------
                                                                           13,858
                                                                       ----------
GE Capital Commercial Mortgage Corp.
  6.079%, 05/15/33                                             3,362        3,629
                                                                       ----------
Green Tree Financial Corp.
  5.760%, 11/01/18                                               741          759
  6.060%, 04/01/18                                               775          786
  6.080%, 12/01/30                                               679          700
  7.330%, 04/01/31                                             4,000        4,164
                                                                       ----------
                                                                            6,409
                                                                       ----------
LB-UBS Commercial Mortgage Trust
  5.401%, 03/15/26                                             3,211        3,379
  6.058%, 06/15/20                                             3,670        3,971
                                                                       ----------
                                                                            7,350
                                                                       ----------
Morgan Stanley Capital I, Inc. 144A @
  6.950%, 12/12/05                                               824          871
                                                                       ----------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                             3,284        3,532
  7.520%, 07/15/08                                             1,222        1,361
                                                                       ----------
                                                                            4,893
                                                                       ----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $42,892)                                                             42,847
                                                                       ----------

ASSET BACKED SECURITIES -- 3.1%
Illinois Power Special Purpose Trust
  5.380%, 06/25/07                                             3,034        3,130
Railcar Leasing L.L.C.
  7.125%, 01/15/13                                             2,000        2,228
                                                                       ----------

TOTAL ASSET BACKED SECURITIES
(COST $4,953)                                                               5,358
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.3%
BlackRock Provident Institutional
  Funds - TempFund                                         7,513,552   $    7,513
Evergreen Prime Cash Management
  Money Market Fund                                        8,512,927        8,513
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $16,026)                                                             16,026
                                                                       ----------

TOTAL INVESTMENTS --- 105.3%
  (COST $178,531) (a)                                                     181,225

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (5.3)%                                               (9,126)
                                                                       ----------

NET ASSETS APPLICABLE TO 16,373,820
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  172,099
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    10.51
                                                                       ==========

----------
++  IO - Interest Only Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule144A of the Securities Act of 1933.
TBA - To be Announced

(a) At December 31, 2003, the cost for Federal income tax purposes was $178,532,154. Net unrealized appreciation was $2,693,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,678,520 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($985,257).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE HIGH YIELD BOND FUND

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
CORPORATE BONDS -- 88.4%
ADVERTISING -- 0.8%
Advanstar Communications, Inc.
  12.000%, 02/15/11                                       $       75   $       79
Advanstar Communications, Inc. 144A @
  10.750%, 08/15/10                                               25           27
RH Donnelley Finance Corp.
  8.875%, 12/15/10                                                25           28
  10.875%, 12/15/12                                              475          564
                                                                       ----------
                                                                              698
                                                                       ----------
AEROSPACE & DEFENSE -- 1.7%
BE Aerospace, Inc. 144A@
  8.500%, 10/01/10                                                75           81
GenCorp, Inc. 144A @
  9.500%, 08/15/13                                               650          674
Sequa Corp.
  9.000%, 08/01/09                                                50           55
TD Funding Corp.
  8.375%, 07/15/11                                               150          160
Vought Aircraft Industries, Inc. 144A @
  8.000%, 07/15/11                                               425          434
                                                                       ----------
                                                                            1,404
                                                                       ----------
AUTOMOBILES & RELATED -- 2.9%
Accuride Corp.
  9.250%, 02/01/08                                                25           26
Asbury Automative Group, Inc. 144A @
  8.000%, 03/15/14                                               200          201
Collins & Aikman Products
  10.750%, 12/31/11                                               75           74
Dana Corp.
  7.000%, 03/15/28                                                25           25
  7.000%, 03/01/29                                               150          149
  9.000%, 08/15/11                                               125          150
Dura Operating Corp.
  9.000%, 05/01/09                                                75           75
Eagle-Picher Industries, Inc. 144A @
  9.750%, 09/01/13                                               200          216
Goodyear Tire & Rubber Co.
  7.857%, 08/15/11                                               175          153
HLI Operating Co., Inc.
  10.500%, 06/15/10                                              175          201
Intermet Corp.
  9.750%, 06/15/09                                               150          154
Tenneco, Inc.
  11.625%, 10/15/09                                              200          216
TRW Automotive, Inc.
  9.375%, 02/15/13                                               400          457
  11.000%, 02/15/13                                              250          294
                                                                       ----------
                                                                            2,391
                                                                       ----------
BROADCAST/MEDIA -- 3.5%
Granite Broadcasting Corp. 144A @
  9.750%, 12/01/10                                                75           75
Gray Television, Inc.
  9.250%, 12/15/11                                               150          167
Paxson Communications Corp.
  9.271%**, 01/15/09                                             100           88
  10.750%, 07/15/08                                               75           82
Quebecor Media, Inc.
  11.125%, 07/15/11                                              550          637
Radio Unica Corp.
  11.750%, 08/01/06 #                                     $      425   $      286
Sinclair Broadcast Group
  8.000%, 03/15/12                                               250          270
Vivendi Universal SA 144A @
  9.250%, 04/15/10                                               500          592
XM Satellite Radio, Inc.
  6.725%**, 12/31/09                                             355          317
  12.000%, 06/15/10                                              225          254
Young Broadcasting, Inc.
  10.000%, 03/01/11                                              127          137
                                                                       ----------
                                                                            2,905
                                                                       ----------
BUILDING & BUILDING SUPPLIES -- 1.2%
Ainsworth Lumber Co. Ltd.
  12.500%, 07/15/07                                              100          118
  13.875%, 07/15/07                                              350          402
Norcraft Cos. LP 144A @
  9.000%, 11/01/11                                               250          270
Texas Industries, Inc.
  10.250%, 06/15/11                                              175          198
                                                                       ----------
                                                                              988
                                                                       ----------
BUILDING & REAL ESTATE -- 2.7%
American Builders & Contractors Supply Co.
  10.625%, 05/15/07                                              500          518
Associated Materials, Inc.
  9.750%, 04/15/12                                               375          411
Brand Services, Inc.
  12.000%, 10/15/12                                              225          260
LNR Property Corp. 144a @
  7.250%, 10/15/13                                               250          254
Mobile Mini, Inc.
  9.500%, 07/01/13                                               125          138
Nortek, Inc.
  9.875%, 06/15/11                                               200          220
Wachenhut Corrections Corp. 144A @
  8.250%, 07/15/13                                                50           53
WCI Communities, Inc.
  9.125%, 05/01/12                                                75           82
  10.625%, 02/15/11                                              100          113
WCI Communities, Inc. 144A @
  7.875%, 10/01/13                                               150          158
                                                                       ----------
                                                                            2,207
                                                                       ----------
CABLE OPERATORS -- 2.4%
Charter Communications Holdings LLC
  10.000%, 04/01/09                                               25           22
  11.125%, 01/15/11                                              475          436
Charter Communications Holdings LLC 144A @
  8.750%, 11/15/13                                               400          407
Charter Communications Hldgs. II LLC 144A@
  10.250%, 09/15/10                                              400          420
Mediacom Broadband LLC
  11.000%, 07/15/13                                              250          281
Telewest Communications PLC
  9.875%, 02/01/10 #                                             175          108
  13.626%**, 02/01/10                                            575          282
                                                                       ----------
                                                                            1,956
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
CHEMICALS -- 5.1%
Arco Chemical Co.
  9.800%, 02/01/20                                        $      175   $      176
Avecia Group PLC
  11.000%, 07/01/09                                              350          315
Equistar Chemicals LP
  10.625%, 05/01/11                                               50           55
HMP Equity Holdings Corp. 144A @
  15.415%**, 05/15/08                                            150           92
Huntsman Co. LLC 144A @
  11.625%, 10/15/10                                              125          128
Huntsman Advanced Materials LLC 144A @
  11.000%, 07/15/10                                              175          193
Huntsman ICI Chemicals
  10.125%, 07/01/09                                              100          103
Huntsman International LLC 144A @
  9.875%, 03/01/09                                               225          246
Koppers, Inc. 144A @
  9.875%, 10/15/13                                               175          193
Kronos International, Inc.
  8.875%, 06/30/09                                               125          169
Lyondell Chemical Co.
  9.500%, 12/15/08                                               150          157
  9.625%, 05/01/07                                                25           26
MacDermid, Inc.
  9.125%, 07/15/11                                               100          112
Messer Griesheim Holding AG
  10.375%, 06/01/11                                              125          182
Nalco Co. 144A @
  7.750%, 11/15/11                                               100          107
Noveon, Inc. beta
  13.000%, 08/31/11                                              373          397
Omnova Solutions, Inc. 144A @
  11.250%, 06/01/10                                              175          194
Resolution Performance Products LLC
  9.500%, 04/15/10                                               175          178
Rhodia SA 144A @
  7.625%, 06/01/10                                                25           24
  8.875%, 06/01/11                                               350          322
Rockwood Specialties, Inc. 144A @
  10.625%, 05/15/11                                              250          279
Salt Holdings Corp., Inc. 144A @
  5.526%**, 06/01/13                                             525          362
United Agri Products 144A @
  8.250%, 12/15/11                                               175          180
                                                                       ----------
                                                                            4,190
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.
  11.000%, 05/01/08                                               44           38
                                                                       ----------

COMPUTER SERVICES & SOFTWARE -- 0.3%
IPC Acquisition Corp.
  11.500%, 12/15/09                                              250          273
                                                                       ----------

CONSUMER PRODUCTS -- 2.7%
American Acheivement Corp.
  11.625%, 01/01/07                                              150          165
American Safety Razor Co.
  9.875%, 08/01/05                                        $      225   $      225
Armkel LLC
  9.500%, 08/15/09                                               325          357
Chattem, Inc.
  8.875%, 04/01/08                                               200          206
Equinox Holdings Ltd. 144A @
  9.000%, 12/15/09                                               150          155
Jostens Holdings Corp. 144A @
  5.058%**, 12/01/13                                             350          220
Jostens, Inc.
  12.750%, 05/01/10                                              500          568
Rayovac Corp.
  8.500%, 10/01/13                                                75           79
Salton, Inc.
  12.250%, 04/15/08                                              100          106
Simmons Co. 144A @
  7.875%, 01/15/14                                               125          126
                                                                       ----------
                                                                            2,207
                                                                       ----------
CONTAINERS -- 4.6%
AEP Industries, Inc.
  9.875%, 11/15/07                                               125          126
Bway Corp.
  10.000%, 10/15/10                                              300          327
Constar International, Inc.
  11.000%, 12/01/12                                              125          106
Crown Holdings, Inc.
  9.500%, 03/01/11                                               300          340
  10.875%, 03/01/13                                              400          470
Graphic Packaging International Corp. 144A @
  8.500%, 08/15/11                                               150          164
Greif Brothers Corp. 144A @
  8.875%, 08/01/12 ^                                             100          110
Owens-Brockway Glass Container, Inc.
  7.750%, 05/15/11                                               100          107
  8.250%, 05/15/13                                               225          241
  8.875%, 02/15/09                                               300          329
Owens-Illinois, Inc.
  7.150%, 05/15/05                                                50           52
  7.350%, 05/15/08                                                75           77
Plastipak Holdings, Inc.
  10.750%, 09/01/11                                              425          473
Pliant Corp.
  11.125%, 09/01/09                                              175          189
Stone Container Corp.
  8.375%, 07/01/12                                                50           54
  9.750%, 02/01/11                                               150          166
Stone Container Finance - Canada 144A @
  11.500%, 08/15/06                                              300          315
Tekni-Plex, Inc. 144A @
  8.750%, 11/15/13                                               125          130
                                                                       ----------
                                                                            3,776
                                                                       ----------
DISTRIBUTION SERVICES -- 0.3%
Aviall, Inc.
  7.625%, 07/01/11                                               200          209
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 0.7%
Fisher Scientific International, Inc.
  8.125%, 05/01/12                                        $      152   $      163
Rexnord Corp.
  10.125%, 12/15/12                                              300          329
SCG Holding Corp./Semiconductor Components !
  Industries LLC 144A @
  15.008%**, 08/04/11                                             75           84
                                                                       ----------
                                                                              576
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS-- 2.3%
AMI Semiconductor, Inc.
  10.750%, 02/01/13                                               81           97
Amkor Technologies, Inc.
  7.750%, 05/15/13                                               175          188
ASAT Finance
  12.500%, 11/01/06                                              244          259
Chippac International Ltd.
  12.750%, 08/01/09                                              200          221
Fairchild Semiconductor International, Inc.
  10.500%, 02/01/09                                              100          111
On Semiconductor Corp.
  12.000%, 03/15/10                                              100          119
  13.000%, 05/15/08                                              275          320
Sanmina-SCI Corp.
  10.375%, 01/15/10                                              175          205
SCG Holding Corp.
  12.000%, 08/01/09                                              175          188
Stratus Technologies, Inc. 144A @
  10.375%, 12/01/08                                              125          132
Telex Communications, Inc. 144A @
  11.500%, 10/15/08                                               50           53
                                                                       ----------
                                                                            1,893
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 10.5%
AES Corp.
  8.875%, 02/15/11                                               450          491
  9.375%, 09/15/10                                               300          333
AES Corp. 144A @
  9.000%, 05/15/15                                               375          424
Allegheny Energy Supply Co. LLC 144A @
  8.750%, 04/15/12                                               275          259
Alleghany Energy Supply Co.
  7.800%, 03/15/11                                               375          348
Aquila, Inc.
  14.875%, 07/01/12                                              100          134
Calpine Corp.
  8.500%, 02/15/11                                               275          218
Calpine Corp. 144A @
  8.500%, 07/15/10                                               225          219
  9.875%, 12/01/11                                               200          206
CMS Energy Corp.
  8.500%, 04/15/11                                                50           54
  9.875%, 10/15/07                                               350          390
Compagine Genera De Geophysique SA (CGG)
  10.625%, 11/15/07                                              200          212
Dynegy Holdings, Inc.
  7.125%, 05/15/18                                                50           43
  7.625%, 10/15/26                                                75           65
  8.750%, 02/15/12                                               125          126
Dynegy Holdings, Inc 144A @
  10.125%, 07/15/13                                       $      425   $      489
Edison Mission Energy Corp.
  9.875%, 04/15/11                                               250          260
El Paso Energy Corp.
  7.750%, 01/15/32                                               600          511
  7.800%, 08/01/31                                               150          128
  8.050%, 10/15/30                                                25           22
Hilcorp Energy Co. 144A @
  10.500%, 09/01/10                                              250          274
Illinois Power Co.
  11.500%, 12/15/10                                              275          330
Luscar Coal Ltd.
  9.750%, 10/15/11                                               150          170
Mission Energy Holding Co.
  13.500%, 07/15/08                                               75           73
North American Energy Partners Inc.
  8.750%, 12/01/11                                               225          236
NRG Energy, Inc. 144A @
  8.000%, 12/15/13                                               250          263
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                              275          334
Petroleum Geo-Services ASA
  10.000%, 11/05/10                                              250          267
PSE&G Energy Holdings LLC
  8.500%, 06/15/11                                               250          277
  10.000%, 10/01/09                                               25           29
Reliant Resources, Inc. 144A @
  9.250%, 07/15/10                                                25           26
  9.500%, 07/15/13                                               375          401
South Point Energy Center LLC 144A @
  8.400%, 05/30/12                                               108          104
  9.825%, 05/30/19                                               325          294
Synagro Technologies, Inc.
  9.500%, 04/01/09                                               350          380
TNP Enterprises, Inc.
  10.250%, 04/01/10                                              175          191
Utilicorp Canada Finance Corp.
  7.750%, 06/15/11                                                75           72
Utilicorp Unitied Corp.
  7.625%, 11/15/09                                                25           24
                                                                       ----------
                                                                            8,677
                                                                       ----------
ENTERTAINMENT & LEISURE -- 2.5%
AMC Entertainment, Inc.
  9.875%, 02/01/12                                                75           84
AMF Bowling Worldwide, Inc.
  13.000%, 09/01/08                                              200          224
Hockey Co.
  11.250%, 04/15/09                                              250          285
Imax Corp. 144A @
  9.625%, 12/01/10                                               100          105
Penn National Gaming, Inc.
  11.125%, 03/01/08                                              325          365
Six Flags, Inc.
  8.875%, 02/01/10                                               225          231
  9.500%, 02/01/09                                               175          183
  9.750%, 04/15/13                                               225          237

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- (CONTINUED)
Six Flags, Inc. 144A @
  9.625%, 06/01/14                                        $       50   $       52
Town Sports International, Inc.
  9.625%, 04/15/11                                                75           80
Universal City Development Partners 144A @
  11.750%, 04/01/10                                              175          205
                                                                       ----------
                                                                            2,051
                                                                       ----------
FINANCE -- 0.5%
Alamosa Delaware Inc.
  11.000%, 07/31/10                                              252          274
FBOP Capital Trust II 144A @
  10.000%, 01/15/09 ^                                            150          161
                                                                       ----------
                                                                              435
                                                                       ----------
FOOD & BEVERAGES -- 2.6%
Agrilink Foods, Inc.
  11.875%, 11/01/08                                               69           73
B&G Foods, Inc.
  9.625%, 08/01/07                                               225          232
Dimon Inc.
  9.625%, 10/15/11                                               325          362
Dole Foods Co.
  8.625%, 05/01/09                                                75           82
  8.875%, 03/15/11                                               250          275
Dominos, Inc. 144A @
  8.250%, 07/01/11                                                25           27
Le-Natures, Inc.
  9.000%, 06/15/13                                               425          448
Luigino's, Inc.
  10.000%, 02/01/06                                              300          308
Pinnacle Foods Holding Corp. 144A @
  8.250%, 12/01/13                                               225          233
PSF Group Holdings, Inc.
  9.250%, 06/15/11                                               125          126
                                                                       ----------
                                                                            2,166
                                                                       ----------
HEALTHCARE -- 1.3%
Concentra Operating Corp.
  9.500%, 08/15/10                                               100          108
  13.000%, 08/15/09                                              300          335
Fresenius Medical Care Capital Trust II
  7.875%, 02/01/08                                                25           27
Genesis HealthCare Corp. 144A @
  8.000%, 10/15/13                                               200          208
Tenet Healthcare Corp.
  6.500%, 06/01/12                                               100           96
  7.375%, 02/01/13                                               275          276
                                                                       ----------
                                                                            1,050
                                                                       ----------
HOME FURNISHINGS - HOUSEWARES -- 0.2%
Sealy Mattress Co.
  9.875%, 12/15/07                                               175          181
                                                                       ----------

HOTELS & GAMING -- 1.7%
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                              225          259
Isle of Capri Casinos, Inc.
  8.750%, 04/15/09                                               150          157
Majestic Star Casino LLC 144A @
  9.500%, 10/15/10                                               200          205
Old Evangeline Downs LC
  13.000%, 03/01/10                                       $      125   $      134
Resort International Hotel & Casino Inc.
  11.500%, 03/15/09                                               25           27
Trump Casino Holdings LLC & Trump Casino Funding, Inc.
  11.625%, 03/15/10                                              125          120
Turning Stone Casino Resort Enterprise 144A @
  9.125%, 12/15/10                                               100          109
Venetian Casino Resort LLC
  11.000%, 06/15/10                                              325          377
                                                                       ----------
                                                                            1,388
                                                                       ----------
HOTELS & RESORTS -- 1.1%
Courtyard By Marriott
  10.750%, 02/01/08                                              100          100
Extended Stay America, Inc.
  9.875%, 06/15/11                                                25           28
John Q. Hammons Hotels, Inc.
  8.875%, 05/15/12                                               350          386
La Quinta Properties, Inc.
  8.875%, 03/15/11                                               375          415
                                                                       ----------
                                                                              929
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 0.7%
Case New Holland, Inc. 144A@
  9.250%, 08/01/11                                               200          224
National Waterworks, Inc.
  10.500%, 12/01/12                                              325          363
                                                                       ----------
                                                                              587
                                                                       ----------
MANUFACTURING -- 1.4%
Actuant Corp.
  13.000%, 05/01/09                                              390          507
Dresser, Inc.
  9.375%, 04/15/11                                               250          272
General Cable Corp. 144A @
  9.500%, 11/15/10                                               150          160
Herbst Gaming, Inc.
  10.750%, 09/01/08                                              150          169
International Utility Structures, Inc. # !
  13.000%, 02/01/08                                              200            2
The Manitowoc Co., Inc.
  7.125%, 11/01/13                                                75           77
                                                                       ----------
                                                                            1,187
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 1.3%
Alliance Imaging, Inc.
  10.375%, 04/15/11                                              175          185
Ameripath, Inc.
  10.500%, 04/01/13                                              225          240
Insight Health Services Corp.
  9.875%, 11/01/11                                               200          212
Quintiles Transnational Corp. 144A@
  10.000%, 10/01/13                                              175          189
Vicar Operating, Inc.
  9.875%, 12/01/09                                               250          278
                                                                       ----------
                                                                            1,104
                                                                       ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Biovail Corp.
  7.875%, 04/01/10                                               175          179
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- 2.9%
Algoma Steel, Inc.
  11.000%, 12/31/09                                       $       75   $       73
Century Aluminum Co.
  11.750%, 04/15/08                                              350          390
Gerdau AmeriSteel Corp. !
  6.500%, 04/30/07                                               300          215
Earle M. Jorgensen Co.
  9.750%, 06/01/12                                               650          722
Russel Metals, Inc.
  10.000%, 06/01/09                                              300          319
Trimas Corp.
  9.875%, 06/15/12                                               325          339
United States Steel Corp.
  9.750%, 05/15/10                                               250          281
Weirton Steel Corp.
  0.500%, 04/01/08 # ^                                           138           52
                                                                       ----------
                                                                            2,391
                                                                       ----------
METALS & MINING -- 2.0%
Arch Western Finance LLC 144A @
  6.750%, 07/01/13                                                75           77
Better Minerals & Aggregate Co.
  13.000%, 09/15/09                                              150           83
Bethelem Steel # ~
  10.375%, 09/01/03                                              200            -
Compass Minerals Group, Inc.
  10.000%, 08/15/11                                              125          140
CSN Islands VIII Corp. 144A @
  9.750%, 12/16/13                                               200          205
Euramax International PLC 144A @
  8.500%, 08/15/11                                               150          160
Gerdau AmeriSteel Corp. 144A @
  10.375%, 07/15/11                                              250          276
IPSCO, Inc.
  8.750%, 06/01/13                                                50           55
Neenah Corp. 144A @
  11.000%, 09/30/10                                              125          138
  13.000%, 09/30/13                                              125          126
Steel Dynamics, Inc.
  9.500%, 03/15/09                                               300          333
Steel Dynamics, Inc. 144A @
  9.500%, 03/15/09                                                50           55
                                                                       ----------
                                                                            1,648
                                                                       ----------
OIL & GAS -- 4.6%
AmeriGas Partners LP / Eagle Finance Corp.
  8.875%, 05/20/11                                               375          413
AmeriGas Partners LP
  10.000%, 04/15/06                                              250          274
ANR Pipeline Co.
  8.875%, 03/15/10                                                50           56
Chesapeake Energy Corp.
  9.000%, 08/15/12                                               150          173
Dynegy Roseton/Danskammer LLC 144A @
  7.270%, 11/08/10                                               125          127
Encore Acquisition Co.
  8.375%, 06/15/12                                               100          108
Ferrellgas Partners LP
  8.750%, 06/15/12                                               250          275
Hanover Equipment Trust
  8.750%, 09/01/11                                        $       75   $       79
Magnum Hunter Resources, Inc.
  9.600%, 03/15/12                                                50           57
Petro Stopping Centers LP
  10.500%, 02/01/07                                              350          355
Southern Natural Gas Co.
  8.875%, 03/15/10                                               125          141
Stone Energy Corp.
  8.250%, 12/15/11                                               100          109
Swift Energy Co.
  10.250%, 08/01/09                                              325          353
Universal Compression, Inc.
  7.250%, 05/15/10                                               200          208
Westport Resources Corp.
  8.250%, 11/01/11                                                75           82
Williams Cos., Inc.
  7.500%, 01/15/31                                               150          152
  7.625%, 07/15/19                                               100          105
  7.750%, 06/15/31                                               100          103
  8.125%, 03/15/12                                               100          111
  8.750%, 03/15/32                                               400          452
                                                                       ----------
                                                                            3,733
                                                                       ----------
MISCELLANEOUS CONSUMER PRODUCTS -- 0.0%
Hedstrom Holdings, Inc. ~
  12.000%, 06/01/09                                               50            -
                                                                       ----------
PAPER & RELATED PRODUCTS -- 2.7%
Boise Cascade Corp.
  7.000%, 11/01/13                                                75           78
Four M Corp.
  12.000%, 06/01/06                                              375          373
Georgia-Pacific Corp.
  8.875%, 02/01/10                                                75           86
  9.375%, 02/01/13                                               200          230
Inland Fiber Group, Inc.
  9.625%, 11/15/07                                                50           26
Longview Fibre Co.
  10.000%, 01/15/09                                              450          494
MDP Acquisitions PLC 144A @
  15.500%, 10/01/13                                              141          161
MDP Acquisitions PLC
  9.625%, 10/01/12                                               325          364
Potlatch Corp.
  10.000%, 07/15/11                                              325          362
                                                                       ----------
                                                                            2,174
                                                                       ----------
PHARMACEUTICALS -- 0.1%
Alpharma, Inc. 144A @
  8.625%, 05/01/11                                                50           51
                                                                       ----------
PRINTING & PUBLISHING -- 4.7%
American Media Operation, Inc.
  8.875%, 01/15/11                                                50           54
  10.250%, 05/01/09                                              175          187
Canwest Media, Inc.
  10.625%, 05/15/11                                              200          229
CBD Media, Inc. 144A @
  8.625%, 06/01/11                                                50           55

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
PRINTING & PUBLISHING -- (CONTINUED)
Dex Media East LLC
  9.875%, 11/15/09                                        $      100   $      115
  12.125%, 11/15/12                                              450          554
Dex Media, Inc. 144A @
  4.327%**, 11/15/13                                             225          159
  8.000%, 11/15/13                                                75           79
Dex Media West LLC 144A @
  8.500%, 08/15/10                                               100          111
  9.875%, 08/15/13                                               275          320
Hollinger International Publishing
  9.000%, 12/15/10                                               150          159
Hollinger Participation Trust 144A @
  12.125%, 11/15/10                                              225          267
Houghton Mifflin Co.
  9.875%, 02/01/13                                               250          275
Liberty Group Publishing, Inc.
  11.625%, 02/01/09                                              325          325
Liberty Group Operating, Inc.
  9.375%, 02/01/08                                                50           51
PRIMEDIA, Inc.
  8.875%, 05/15/11                                               100          105
PRIMEDIA, Inc. 144A @
  8.000%, 05/15/13                                               175          178
TransWestern Publishing Co.
  9.625%, 11/15/07                                               175          181
Vertis, Inc.
  9.750%, 04/01/09                                               225          244
  10.875%, 06/15/09                                              150          159
  13.500%, 12/07/09                                              100           98
                                                                       ----------
                                                                            3,905
                                                                       ----------
RECREATIONAL -- 0.2%
Ballys Total Fitness Holdings, Inc. 144A @
  10.500%, 07/15/11                                              200          201
                                                                       ----------
RESTAURANTS -- 0.4%
O'Charley's, Inc. 144A @
  9.000%, 11/01/13                                               200          201
Perkins Family Restaurants, L.P.
  10.125%, 12/15/07                                              100          102
                                                                       ----------
                                                                              303
                                                                       ----------
RETAIL -- 1.0%
Barneys New York, Inc.
  9.000%, 04/01/08                                               100           95
Commemorative Brands, Inc.
  11.000%, 01/15/07                                              175          177
Dollar Financial Group, Inc. 144A @
  9.750%, 11/15/11                                                75           78
J Crew Intermediate LLC
  5.133%**, 05/15/08                                             100           79
J Crew Operating Corp.
  10.375%, 10/15/07                                               75           77
Jitney-Jungle Stores of America, Inc. # ~
  10.375%, 09/15/07                                              250            -
  12.000%, 03/01/06                                              250            -
Pantry, Inc.
  10.250%, 10/15/07                                              300          310
                                                                       ----------
                                                                              816
                                                                       ----------
SERVICES -  COMMERCIAL -- 1.7%
Brickman Group Ltd.
  11.750%, 12/15/09                                              100          117
Coinmatch Corp.
  9.000%, 02/01/10                                               175          190
Interface, Inc.
  10.375%, 02/01/10                                       $      300   $      317
Mail-Well, Inc.
  9.625%, 03/15/12                                               175          194
Shaw Group, Inc. 144A @
  10.750%, 03/15/10                                              300          318
Williams Scotsman, Inc.
  9.875%, 06/01/07                                                50           51
  10.000%, 08/15/08                                               75           82
Worldspan LP 144A @
  9.625%, 06/15/11                                               150          154
                                                                       ----------
                                                                            1,423
                                                                       ----------
SPECIAL PURPOSE ENTITY -- 0.6%
Chukchansi Economic Development Authority 144A @
  14.500%, 06/15/09                                              375          456
                                                                       ----------
TELECOMMUNICATIONS -- 9.6% ACC Escrow Corp.
  10.000%, 08/01/11                                              300          334
Alaska Communications Systems Holdings, Inc. 144A @
  9.875%, 08/15/11                                               250          263
Avaya, Inc.
  11.125%, 04/01/09                                              225          263
Centennial Communications Corp.
  10.125%, 06/15/13                                              100          110
Cincinnati Bell, Inc. 144A @
  8.375%, 01/15/14                                               175          188
Crown Castle Intl. Corp.
  10.750%, 08/01/11                                              125          141
Dobson Communications Corp.
  10.875%, 07/01/10                                              100          109
Dobson Communications Corp. 144A @
  8.875%, 10/01/13                                               225          228
Eircom Funding
  8.250%, 08/15/13                                               100          111
Insight Midwest LP/Insight Capital, Inc.
  9.750%, 10/01/09                                                75           79
  9.750%, 10/01/09                                                50           53
  10.500%, 11/01/10                                              125          136
LCI International, Inc.
  7.250%, 06/15/07                                               225          216
Level 3 Communications, Inc.
  9.125%, 05/01/08                                               175          159
Lucent Technologies, Inc.
  5.500%, 11/15/08                                               125          116
  6.450%, 03/15/29                                               125           98
  8.000%, 08/01/31                                               225          241
MCI Communications Corp.
  6.500%, 04/15/10 #                                             400          322
  6.950%, 08/15/06 #                                             100           81
  7.125%, 06/15/27 #                                              50           40
Nextel Communications, Inc.
  6.875%, 10/31/13                                               375          397
  7.375%, 08/01/15                                               350          376
  9.375%, 11/15/09                                                25           27
  9.500%, 02/01/11                                               275          311
Nextel Partners, Inc.
  8.125%, 07/01/11                                               200          213
  11.000%, 03/15/10                                               75           83

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Nortel Networks Corp.
  6.875%, 09/01/23                                        $      300   $      285
Orbital Imaging Corp.
  11.625%, 03/01/05 #                                            100           66
Pegasus Satellite Communications, Inc.
  12.375%, 08/01/06                                               50           47
  12.531%**, 03/01/07                                             75           63
Pegasus Satellite Communications, Inc. 144A @
  11.250%, 01/15/10                                              375          334
Qwest Corp. 144A @
  9.125%, 03/15/12                                               100          115
Qwest Services Corp. 144A @
  13.500%, 12/15/10                                              750          911
Rogers Wireless Communications, Inc.
  8.800%, 10/01/07                                                75           77
  9.375%, 06/01/08                                               175          183
  9.625%, 05/01/11                                               175          209
TSI Telecommunication Services, Inc.
  12.750%, 02/01/09                                              125          137
US Unwired, Inc.
  9.829%**, 11/01/09                                             325          236
Western Wireless Corp.
  9.250%, 07/15/13                                               500          527
                                                                       ----------
                                                                            7,885
                                                                       ----------
TEXTILES & APPAREL -- 0.5%
Avondale Mills, Inc.
  10.250%, 07/01/13                                              300          189
Collins & Aikman Floor Cover
  9.750%, 02/15/10                                               200          214
Dyersburg Corp.
  9.750%, 09/01/07 #                                             450            -
                                                                       ----------
                                                                              403
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 1.4%
Laidlaw International, Inc. 144A @
  10.750%, 06/15/11                                              200          226
Northwest Airlines, Inc.
  9.875%, 03/15/07                                               150          137
Petroleum Helicopters, Inc.
  9.375%, 05/01/09                                               200          212
TravelCenters of America, Inc.
  12.750%, 05/01/09                                              500          575
                                                                       ----------
                                                                            1,150
                                                                       ----------
WASTE MANAGEMENT -- 0.8%
Allied Waste North America, Inc.
  7.875%, 04/15/13                                                25           27
  9.250%, 09/01/12                                                75           85
Casella Waste Systems, Inc.
  9.750%, 02/01/13                                               325          364
IESI Corp.
  10.250%, 06/15/12                                              125          139
                                                                       ----------
                                                                              615
                                                                       ----------
TOTAL CORPORATE BONDS
(COST $68,706)                                                             72,799
                                                                       ----------

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 3.3%
AUTOMOBILES & RELATED -- 0.0%
Safelite Glass Corp. *~                                        1,935            -
Safelite Realty Corp.* ~                                         130            -
                                                                       ----------
BROADCAST/MEDIA -- 0.2%
Granite Broadcasting Corp.*                                   13,000   $       22
R.H. Donnelley Corp.*                                          4,000          159
                                                                       ----------
                                                                              181
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.*                                                  4,587           18
                                                                       ----------
DIVERSIFIED OPERATIONS -- 0.4%
Tyco International Ltd.                                       11,500          305
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 1.4%
Duke Energy Corp.                                             11,300          231
FirstEnergy Corp.                                              5,000          176
NiSource, Inc.                                                 7,900          174
NRG Energy, Inc.*                                              9,000          197
Pinnacle West Capital Corp.                                    4,200          168
Teco Energy, Inc.                                             15,700          226
                                                                       ----------
                                                                            1,172
                                                                       ----------
FOOD & BEVERAGES -- 0.1%
Pathmark Stores, Inc. 144A* @ ^                                1,532           12
Volume Services America Holdings, Inc.*                        4,000           66
                                                                       ----------
                                                                               78
                                                                       ----------
HEALTHCARE -- 0.0%
Mariner Health Care, Inc.*                                       381            8
                                                                       ----------
HOTELS & GAMING -- 0.3%
Lakes Entertainment, Inc.*                                     3,800           61
Wynn Resorts, Ltd.*                                            6,000          168
                                                                       ----------
                                                                              229
                                                                       ----------
METALS & MINING -- 0.4%
International Steel Group, Inc.*                               4,000          156
Steel Dynamics, Inc.*                                          8,200          193
                                                                       ----------
                                                                              349
                                                                       ----------
MISCELLANEOUS CONSUMER PRODUCTS -- 0.0%
Hedstrom Holdings, Inc. 144A * @ ~                             6,065            -
                                                                       ----------
TELECOMMUNICATIONS -- 0.5%
Adelphia Business Solutions, Inc.*                             2,490            -
Nextel Communications, Inc.*                                   6,000          168
Nextel Partners, Inc.*                                        15,000          202
                                                                       ----------
                                                                              370
                                                                       ----------
TOTAL COMMON STOCKS
(COST $2,967)                                                               2,710
                                                                       ----------

PREFERRED STOCKS -- 4.2%
BROADCAST/MEDIA -- 0.0%
Granite Broadcasting Corp. 12.750%                                 1            1
Paxson Communications Corp. 13.250% 144A @                        11            1
                                                                       ----------
                                                                                2
                                                                       ----------
CABLE OPERATORS -- 1.2%
CSC Holdings, Inc. 11.125%                                     6,959          731
CSC Holdings, Inc. 11.750%                                     2,117          220
                                                                       ----------
                                                                              951
                                                                       ----------
CHEMICALS -- 0.9%
Avecia Group PLC 16.000%                                       8,817          124
Hercules Trust II 6.500%                                       7,750          608
                                                                       ----------
                                                                              732
                                                                       ----------

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
Rhythms Netconnections, Inc. 144A 6.750% *@ ~                  1,700            -

ENERGY RESOURCES & SERVICES -- 1.0%
CMS Energy Corp. 144A 4.5% @                                   2,875   $      161
TNP Enterprises, Inc. 14.500%                                  5,870          637
                                                                       ----------
                                                                              798
                                                                       ----------
FINANCE -- 0.1%
Alamosa Holdings, Inc. 7.500%                                    392          125
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 0.0%
Weirton Steel Corp. 0.000% ^                                   2,250            1
                                                                       ----------
PRINTING & PUBLISHING -- 0.1%
Primedia, Inc. 8.625%                                            550           50
                                                                       ----------
TELECOMMUNICATIONS -- 0.7%
Dobson Communications Corp. 12.250%                              134          142
Dobson Communications Corp. 12.250%                              154          163
e.spire Communications, Inc. 144A 12.750% @  # ^               2,198            -
Global Crossing Hldgs, Ltd. 144A 10.500% @ # ^                 3,210           31
Pegasus Satellite Communications, Inc. 12.750% @ ^               296          237
                                                                       ----------
                                                                              573
                                                                       ----------
TEXTILES & APPAREL -- 0.2%
Anvil Holdings, Inc. 144A 13.000% @ ^                         13,020          182
                                                                       ----------
WIRELINE COMMUNICATIONS -- 0.0%
XO Communications, Inc. 12.750% * # ~                          5,220            -
                                                                       ----------
TOTAL PREFERRED STOCKS
(COST $3,810)                                                               3,414
                                                                       ----------
WARRANTS -- 0.0%
Allegiance Telecom, Inc. 144A* @ ^                               250            -
ASAT Finance 144A* @ ^                                           100            -
Barneys New York, Inc. 144A*@ ^                                  100            2
Cybernet Internet Services 144A* @ ^                             150            -
Hedstrom Holdings, Inc.* ~                                       258            -
Horizon PCS, Inc.*                                               350            -
IPCS, Inc.*                                                      300            -
KMC Telecom Holdings, Inc. 144A* @ ^                             200            -
Leap Wireless International, Inc.* ^                             275            -
Mariner Health Care, Inc.*                                       360            -
MDP Acquisitions PLC*                                            100            1
Microcell Telecommunications*                                     21            -
Microcell Telecommunications*                                     12            -
Mikohn Gaming Corp. 144A* @                                      300            -
Pathmark Stores, Inc. 144A* @ ^                                2,350            2
Safelite Glass Corp. Class A * @ ~                             4,743            -
Safelite Glass Corp. Class B * @ ~                             3,162            -
SW Acquistion LP 144A* @                                         200            -
TravelCenters of America, Inc.*                                1,800            9
TravelCenters of America, Inc.*                                  500            3
Ubiquitel, Inc. 144A* @ ^                                        900            -
UIH Australia/Pacific, Inc. 144A* @ ^                            175            -
XM Satellite Radio Holdings, Inc.*                                 2            4
                                                                       ----------

TOTAL WARRANTS
(COST $166)                                                                    21
                                                                       ----------

SHORT-TERM INVESTMENTS -- 1.8%
T. Rowe Price Reserve Investment Fund
(COST $1,466)                                              1,466,134   $    1,466
                                                                       ----------

TOTAL INVESTMENTS --- 97.7%
  (COST $77,114) (a)                                                       80,410

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 2.3%                                                    1,906

NET ASSETS APPLICABLE TO 10,686,297
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   82,316
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $     7.70
                                                                       ==========

----------
* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the
   Securities Act of 1933.
# Security in Default
^ Illiquid Security
! Broker Price
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $77,150,358. Net unrealized appreciation was $3,259,998. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,860,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,600,387)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE GROWTH EQUITY FUND

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
AUTOMOBILES & RELATED -- 2.5%
Ford Motor Co.                                                40,000   $      640
General Motors Corp.                                          12,000          641
Magna International, Inc.                                      7,500          600
PACCAR, Inc.                                                   7,000          596
                                                                       ----------
                                                                            2,477
                                                                       ----------
BANKING -- 4.3%
Bank of America Corp.                                          7,500          603
First Tennessee National Corp.                                 7,500          331
Golden West Financial Corp.                                    6,500          671
Popular, Inc.                                                 10,000          449
Queens County Bancorp, Inc.                                   14,000          533
Unionbanccal Corp.                                             9,500          547
Wachovia Corp.                                                11,500          536
Zions Bancorp                                                  8,500          521
                                                                       ----------
                                                                            4,191
                                                                       ----------
BROADCAST/MEDIA -- 0.3%
News Corp. Ltd. ADR                                            8,000          289
                                                                       ----------

BUILDING & REAL ESTATE -- 0.8%
D.R. Horton, Inc.                                              6,000          260
Lennar Corp.                                                   2,500          240
Pulte Corp.                                                    2,500          234
                                                                       ----------
                                                                              734
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 0.8%
Centex Corp.                                                   2,500          269
Lowe's Cos., Inc.                                             10,000          554
                                                                       ----------
                                                                              823
                                                                       ----------
COMPUTER - INTERNET - COMMUNICATIONS -- 0.2%
Juniper Networks, Inc.*                                       12,000          224
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.6%
Symantec Corp.*                                               18,000          624
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 5.0%
Cisco Systems, Inc.*                                         152,000        3,692
International Game Technology, Inc.                           20,000          714
SanDisk Corp.*                                                 8,500          520
                                                                       ----------
                                                                            4,926
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 7.1%
Electronic Arts, Inc.*                                        12,000          573
Infosys Technologies Ltd. ADR                                  6,500          622
Microsoft Corp.                                              164,500        4,530
SAP AG                                                        14,000          582
VERITAS Software Corp.*                                       17,000          632
                                                                       ----------
                                                                            6,939
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Xerox Corp.*                                                  25,000          345
                                                                       ----------
CONSUMER PRODUCTS -- 1.8%
Altria Group, Inc.                                            10,000          544
Cendant Corp.*                                                30,000          668
Fortune Brands, Inc.                                           8,000          572
                                                                       ----------
                                                                            1,784
                                                                       ----------
COSMETICS & TOILETRIES -- 1.5%
Procter & Gamble Co.                                          15,000        1,498
                                                                       ----------

DIVERSIFIED OPERATIONS -- 5.7%
Eaton Corp.                                                    6,000          648
General Electric Co.                                         160,000        4,957
                                                                       ----------
                                                                            5,605
                                                                       ----------
EDUCATION -- 1.4%
Apollo Group, Inc.*                                            8,500   $      578
Career Education Corp.*                                        6,500          260
University of Phoenix Online*                                  7,500          517
                                                                       ----------
                                                                            1,355
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.8%
Advanced Micro Devices, Inc.*                                 30,000          447
Agilent Technologies, Inc.*                                   20,000          585
Broadcom Corp.*                                               20,000          682
Garmin Ltd.                                                   10,000          545
Intel Corp.                                                  135,000        4,346
National Semiconductor Corp.*                                 12,500          493
Texas Instruments, Inc.                                       19,000          558
                                                                       ----------
                                                                            7,656
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 1.6%
Constellation Energy Group, Inc.                              15,000          587
Edison International*                                         27,500          603
Huaneng Power Intl. Inc. ADR                                   5,000          347
                                                                       ----------
                                                                            1,537
                                                                       ----------
FINANCE -- 12.3%
Ambac Financial Group, Inc.                                    8,500          590
Bear Stearns Cos., Inc.                                        8,000          640
Capital One Financial Corp.                                   10,000          613
CIT Group, Inc.                                               16,500          593
Citigroup, Inc.                                               12,500          607
Federal Home Loan Mortgage Corp.                              10,000          583
Federal National Mortgage Association                         10,000          751
Fidelity National Financial, Inc.                              7,500          291
Franklin Resources, Inc.                                      11,500          599
Goldman Sachs Group, Inc.                                      6,000          592
H&R Block, Inc.                                               12,000          664
J.P. Morgan Chase & Co.                                       17,500          643
John Hancock Financial Services, Inc.                         17,500          656
Legg Mason, Inc.                                               5,000          386
Lehman Brothers Holdings, Inc.                                 8,500          656
MBIA, Inc.                                                    10,000          592
MBNA Corp.                                                    25,000          621
Merrill Lynch & Co., Inc.                                     11,000          645
Prudential Financial, Inc.                                    15,000          627
T. Rowe Price Group, Inc.                                     15,000          711
                                                                       ----------
                                                                           12,060
                                                                       ----------
FOOD & BEVERAGES -- 1.7%
Coca-Cola Co.                                                 33,500        1,700
                                                                       ----------

HEALTHCARE -- 1.5%
UnitedHealth Group, Inc.                                      12,500          728
WellPoint Health Networks, Inc.*                               7,500          727
                                                                       ----------
                                                                            1,455
                                                                       ----------
HOTELS & RESORTS -- 0.3%
Starwood Hotels & Resorts Worldwide, Inc.                      7,000          252
                                                                       ----------
INSURANCE -- 3.6%
ACE Ltd.                                                      15,000          621
Aetna, Inc.                                                   10,000          676
CIGNA Corp.                                                   10,000          575
MetLife, Inc.                                                 15,000          505
Safeco Corp.                                                  15,000          584
Willis Group Holdings Ltd.                                    16,500          562
                                                                       ----------
                                                                            3,523
                                                                       ----------

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.3%
Deere & Co.                                                   10,000   $      650
Ingersoll-Rand Co.                                             8,500          577
                                                                       ----------
                                                                            1,227
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 3.5%
Alcon, Inc.                                                    9,000          545
Guidant Corp.                                                 12,000          723
Laboratory Corp. of America Holdings*                         15,000          554
Quest Diagnostics, Inc.*                                       4,500          329
St. Jude Medical, Inc.*                                        9,000          552
Zimmer Holdings, Inc.*                                        10,000          704
                                                                       ----------
                                                                            3,407
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 1.1%
Alcoa, Inc.                                                   16,500          627
Freeport-McMoRan Copper & Gold, Inc.                          10,000          421
                                                                       ----------
                                                                            1,048
                                                                       ----------
OIL & GAS -- 5.2%
Apache Corp.                                                   7,500          608
Burlington Resources, Inc.                                    11,000          609
ChevronTexaco Corp.                                            7,500          648
ConocoPhillips                                                10,000          655
Devon Energy Corp.                                            10,000          573
Occidental Petroleum Corp.                                    15,000          634
Petro-Canada                                                  15,000          741
Unocal Corp.                                                  17,500          644
                                                                       ----------
                                                                            5,112
                                                                       ----------
PAPER & RELATED PRODUCTS -- 0.3%
Weyerhaeuser Co.                                               4,000          256
                                                                       ----------

PHARMACEUTICALS -- 10.8%
Barr Laboratories, Inc.*                                       7,000          539
Biogen Idec, Inc.*                                            15,000          552
Caremark Rx, Inc.*                                            20,000          507
Johnson & Johnson                                             54,500        2,815
Pfizer, Inc.                                                 141,500        4,998
Teva Pharmaceutical Industries Ltd. ADR                       10,000          567
Watson Pharmaceuticals, Inc.*                                 11,500          529
                                                                       ----------
                                                                           10,507
                                                                       ----------
RESTAURANTS -- 0.9%
Starbucks Corp.*                                              17,000          562
Yum! Brands, Inc.*                                            10,000          344
                                                                       ----------
                                                                              906
                                                                       ----------
RETAIL -- 10.0%
Amazon.com, Inc.*                                             10,000          526
Best Buy Co., Inc.                                             6,000          313
Coach, Inc.*                                                  15,000          566
Dollar General Corp.                                          30,000          630
Federated Department Stores, Inc.                             13,000          613
Gap, Inc.                                                     30,000          696
Home Depot, Inc.                                              57,500        2,041
May Department Stores Co.                                     18,500          538
Staples, Inc.*                                                22,500          614
TJX Cos., Inc.                                                25,000          551
Wal-Mart Stores, Inc.                                         50,000        2,653
                                                                       ----------
                                                                            9,741
                                                                       ----------
STORAGE -- 0.3%
Public Storage, Inc.                                           6,000          260
                                                                       ----------
TELECOMMUNICATIONS -- 1.5%
Corning, Inc.*                                                50,000   $      522
Nextel Communications, Inc.*                                  35,000          982
                                                                       ----------
                                                                            1,504
                                                                       ----------
TRANSPORTATION  & RELATED SERVICES -- 0.6%
Canadian National Railway Co.                                  9,000          570
                                                                       ----------

TOTAL COMMON STOCKS
(COST $85,349)                                                             94,535
                                                                       ----------

EXCHANGE TRADED FUND -- 1.2%
iShares Russell 1000 Growth Index Fund
(COST $1,152)                                                 25,000   $    1,170
                                                                       ----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.3%
DIVERSIFIED -- 0.7%
Vornado Realty Trust                                          12,500          684
                                                                       ----------

REGIONAL MALLS -- 0.6%
General Growth Properties                                     21,000          583
                                                                       ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $1,156)                                                               1,267
                                                                       ----------

SHORT-TERM INVESTMENTS -- 0.6%
BlackRock Provident Institutional
  Funds - TempCash                                           283,841          284
BlackRock Provident Institutional
  Funds - TempFund                                           283,839          284
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $568)                                                                   568
                                                                       ----------

TOTAL INVESTMENTS --- 99.8%
  (COST $88,225) (a)                                                       97,540

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.2%                                                      211
                                                                       ----------

NET ASSETS APPLICABLE TO 8,872,986
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   97,751
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    11.02
                                                                       ==========

*Non-Income Producing Security
   ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $88,778,746. Net unrealized appreciation was $8,761,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,028,532 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,266,863).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE LARGE CAP VALUE FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.2%
AEROSPACE & DEFENSE -- 2.2%
Boeing Co.                                                    29,700   $    1,251
Lockheed Martin Corp.                                         28,500        1,465
Northrop Grumman Corp.                                        17,050        1,630
Raytheon Co.                                                  20,600          619
                                                                       ----------
                                                                            4,965
                                                                       ----------
BANKING -- 13.4%
Bank of America Corp.                                         79,443        6,390
Bank of New York Co., Inc.                                   138,680        4,592
Charter One Financial, Inc.                                   28,095          971
Compass Bancshares, Inc.                                      11,900          468
M&T Bank Corp.                                                 4,700          462
U.S. Bancorp                                                 235,243        7,006
Wachovia Corp.                                                97,880        4,560
Wells Fargo & Co.                                             77,580        4,569
Zions Bancorp                                                 25,820        1,583
                                                                       ----------
                                                                           30,601
                                                                       ----------
BROADCAST/MEDIA -- 2.2%
Liberty Media Corp.*                                         308,850        3,672
Time Warner, Inc.*                                            47,500          855
Viacom, Inc.                                                  11,200          497
                                                                       ----------
                                                                            5,024
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 1.1%
Masco Corp.                                                   93,800        2,571
                                                                       ----------

CHEMICALS -- 2.0%
Dow Chemical Co.                                              52,470        2,181
Englehard Corp.                                               33,500        1,003
PPG Industries, Inc.                                          22,470        1,439
                                                                       ----------
                                                                            4,623
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 1.2%
Computer Associates International, Inc.                       86,380        2,362
Microsoft Corp.                                               16,700          460
                                                                       ----------
                                                                            2,822
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 3.7%
Hewlett-Packard Co.                                          257,994        5,926
International Business Machines Corp.                          9,256          858
Pitney Bowes, Inc.                                            21,900          890
Xerox Corp.*                                                  51,460          710
                                                                       ----------
                                                                            8,384
                                                                       ----------
CONSUMER PRODUCTS -- 4.0%
Altria Group, Inc.                                           100,130        5,449
Fortune Brands, Inc.                                          12,490          893
Mattel, Inc.                                                  35,600          686
Newell Rubbermaid, Inc.                                       25,400          578
Whirlpool Corp.                                               20,021        1,455
                                                                       ----------
                                                                            9,061
                                                                       ----------
CONTAINERS -- 0.8%
Smurfit-Stone Container Corp.*                                93,070        1,728
                                                                       ----------

COSMETICS & TOILETRIES -- 0.6%
Colgate-Palmolive Co.                                          6,800          340
Kimberly-Clark Corp.                                          16,880          998
                                                                       ----------
                                                                            1,338
                                                                       ----------
DIVERSIFIED OPERATIONS -- 2.2%
Honeywell International, Inc.                                 46,650        1,560
Tyco International Ltd.                                      128,210        3,397
                                                                       ----------
                                                                            4,957
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.4%
Celestica, Inc.*                                              68,063        1,026
                                                                       ----------

ENERGY RESOURCES & SERVICES -- 5.9%
Centerpoint Energy, Inc.                                      66,430   $      644
Dominion Resources, Inc.                                      20,680        1,320
DPL, Inc.                                                     61,800        1,290
Edison International                                          49,700        1,090
Entergy Corp.                                                 24,470        1,398
Exelon Corp.                                                  23,470        1,557
FirstEnergy Corp.                                             12,100          426
PG&E Corp.*                                                   61,600        1,711
Progress Energy, Inc.                                         32,810        1,485
Royal Dutch Petroleum Co. ADR                                 47,150        2,470
                                                                       ----------
                                                                           13,391
                                                                       ----------
ENTERTAINMENT & LEISURE -- 2.0%
Harrah's Entertainment, Inc.                                  23,300        1,160
Royal Caribbean Cruises Ltd.                                  25,460          885
The Walt Disney Co.                                          103,330        2,411
                                                                       ----------
                                                                            4,456
                                                                       ----------
FINANCE -- 13.6%
CIT Group, Inc.                                               17,500          629
Citigroup, Inc.                                              227,900       11,062
Federal Home Loan Mortgage Corp.                              58,650        3,420
Federal National Mortgage Association                         32,187        2,416
J.P. Morgan Chase & Co.                                      127,440        4,681
MBIA, Inc.                                                    11,100          657
MBNA Corp.                                                    40,050          995
Merrill Lynch & Co., Inc.                                     35,260        2,068
State Street Corp.                                            30,580        1,593
Washington Mutual, Inc.                                       85,390        3,427
                                                                       ----------
                                                                           30,948
                                                                       ----------
FOOD & BEVERAGES -- 3.4%
Coca-Cola Co.                                                  9,200          467
Coca-Cola Enterprises, Inc.                                   91,500        2,001
ConAgra Foods, Inc.                                           51,200        1,351
General Mills, Inc.                                           15,200          689
Heinz (H.J.) Co.                                              51,950        1,893
Pepsi Bottling Group, Inc.                                    59,710        1,443
                                                                       ----------
                                                                            7,844
                                                                       ----------
HEALTHCARE -- 0.3%
McKesson Corp.                                                17,800          572
                                                                       ----------

HOTELS & RESORTS -- 0.4%
Hilton Hotels Corp.                                           57,900          992
                                                                       ----------

INSURANCE -- 7.5%
ACE Ltd.                                                      80,460        3,333
American International Group, Inc.                            38,210        2,533
Aon Corp.                                                     21,100          505
Berkshire Hathaway, Inc.*                                        714        2,010
CIGNA Corp.                                                   22,100        1,271
PMI Group The, Inc.                                           41,030        1,528
Radian Group, Inc.                                            39,230        1,912
Travelers Property Casualty Corp.*                           122,564        2,080
XL Capital Ltd.                                               25,780        1,998
                                                                       ----------
                                                                           17,170
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 1.6%
Dover Corp.                                                   25,230        1,003
Ingersoll-Rand Co.                                            37,840        2,568
                                                                       ----------
                                                                            3,571
                                                                       ----------
OFFICE SUPPLIES -- 0.2%
Avery Dennison Corp.                                           7,800          437
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
OIL & GAS -- 9.8%
Apache Corp.                                                  14,595   $    1,184
BP Amoco Plc ADR                                              35,510        1,752
Canadian Natural Resources Ltd.                               16,100          812
ConocoPhillips                                                35,221        2,309
Exxon Mobil Corp.                                            208,968        8,568
GlobalSantaFe Corp.                                           51,050        1,268
Noble Corp.*                                                  28,300        1,013
Total SA ADR                                                  36,984        3,421
Unocal Corp.                                                  57,080        2,102
                                                                       ----------
                                                                           22,429
                                                                       ----------
PAPER & RELATED PRODUCTS -- 1.3%
Boise Cascade Corp.                                           33,900        1,114
MeadWestvaco Corp.                                            16,200          482
Sonoco Products Co.                                           58,290        1,435
                                                                       ----------
                                                                            3,031
                                                                       ----------
PHARMACEUTICALS -- 3.1%
Abbott Laboratories                                           50,760        2,365
Forest Laboratories, Inc.*                                    11,300          698
King Pharmaceuticals, Inc.*                                   82,970        1,266
Pfizer, Inc.                                                  76,860        2,716
                                                                       ----------
                                                                            7,045
                                                                       ----------
PRINTING & PUBLISHING -- 0.3%
Knight-Ridder, Inc.                                            8,500          658
                                                                       ----------

RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                                      70,100        1,475
McDonald's Corp.                                              17,800          442
                                                                       ----------
                                                                            1,917
                                                                       ----------
RETAIL -- 2.2%
CVS Corp.                                                     19,500          704
Limited Brands                                                66,310        1,196
Office Depot, Inc.*                                           78,150        1,306
Penney (J.C.) Co., Inc.                                       37,020          973
TJX Cos., Inc.                                                41,100          906
                                                                       ----------
                                                                            5,085
                                                                       ----------
TELECOMMUNICATIONS -- 4.4%
BellSouth Corp.                                               65,610        1,857
SBC Communications, Inc.                                     130,420        3,400
Verizon Communications, Inc.                                 136,640        4,793
                                                                       ----------
                                                                           10,050
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 2.8%
Canadian National Railway Co.                                 13,500          855
Southwest Airlines Co.                                        24,300          392
Union Pacific Corp.                                           72,945        5,068
                                                                       ----------
                                                                            6,315
                                                                       ----------
WASTE MANAGEMENT -- 0.8%
Republic Services, Inc. Class A                               67,710        1,735
                                                                       ----------

TOTAL COMMON STOCKS
(COST $179,300)                                                           214,746
                                                                       ----------

PREFERRED STOCKS -- 2.4%
AUTOMOBILES & RELATED -- 0.3%
Ford Motor Co. Capital Trust II 6.500%                        14,191          793
                                                                       ----------

COMPUTERS & OFFICE EQUIPMENT -- 1.1%
Xerox Corp. 6.250%                                            19,019        2,468
                                                                       ----------

ENERGY RESOURCES & SERVICES -- 0.5%
Centerpoint Energy, Inc. 2.000%                               32,000   $    1,016
                                                                       ----------

INSURANCE -- 0.5%
Hartford Financial Services Group, Inc. 7.000%                 5,450   $      331
Hartford Financial Services Group, Inc. 6.000%                14,166          837
                                                                       ----------
                                                                            1,168
                                                                       ----------
TOTAL PREFERRED STOCKS
(COST $4,535)                                                               5,445
                                                                       ----------

REAL ESTATE INVESTMENT TRUSTS (REITS)--0.7%
OFFICE PROPERTY -- 0.7%
Equity Office Properties Trust
(COST $1,395)                                                 52,170        1,495
                                                                       ----------

                                                             PAR
                                                            (000)
---------------------------------------------------------------------------------
CORPORATE BONDS -- 1.2%
METALS & MINING -- 0.4%
Freeport-McMoRan Copper & Gold, Inc.
  7.000%, 02/11/11                                               520          855
                                                                       ----------

RETAIL -- 0.3%
Rite Aid Corp.
  4.750%, 12/01/06                                               557          665
                                                                       ----------

SERVICES - COMMERCIAL -- 0.5%
Service Corporation International
  6.750%, 06/22/08                                             1,178        1,262
                                                                       ----------

TOTAL CORPORATE BONDS
(COST $2,433)                                                               2,782
                                                                       ----------

                                                          NUMBER OF
                                                            SHARES
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
BlackRock Provident Institutional
    Funds- TempCash                                        1,557,826        1,558
BlackRock Provident Institutional
    Funds - TempFund                                       1,443,551        1,443

TOTAL SHORT-TERM INVESTMENTS
(COST $3,001)                                                               3,001
                                                                       ----------

TOTAL INVESTMENTS --- 99.8%
  (COST $190,664) (a)                                                     227,469

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 0.2%                                                      437
                                                                       ----------

NET ASSETS APPLICABLE TO 12,959,088
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  227,906
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    17.59
                                                                       ==========

----------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $192,914,051. Net unrealized appreciation was $34,555,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $39,831,786 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($5,276,377).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE FLEXIBLY MANAGED FUND

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 70.7%
AGRICULTURAL PRODUCTS -- 1.7%
IMC Global, Inc.                                              44,000   $      437
Potash Corp. of Saskatchewan, Inc.                           128,000       11,069
                                                                       ----------
                                                                           11,506
                                                                       ----------
BROADCAST/MEDIA -- 2.8%
Comcast Corp.*                                               155,513        5,112
Meredith Corp.                                               157,000        7,663
Time Warner, Inc.*                                           377,000        6,782
                                                                       ----------
                                                                           19,557
                                                                       ----------
CHEMICALS -- 5.2%
Agrium, Inc.                                                 531,000        8,740
Cabot Corp.                                                   62,300        1,984
Dow Chemical Co.                                              85,000        3,533
Du Pont (E.I.) De Nemours and Co.                             51,000        2,340
Great Lakes Chemical Corp.                                   263,000        7,151
Hercules, Inc.*                                               55,000          671
Imperial Chemical Industries plc ADR                         215,000        3,079
Octel Corp.                                                  453,000        8,920
                                                                       ----------
                                                                           36,418
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 0.6%
Electronic Data Systems Corp.                                186,000        4,564
                                                                       ----------

COMPUTERS & OFFICE EQUIPMENT -- 1.1%
Hewlett-Packard Co.                                          341,000        7,833
                                                                       ----------

CONSUMER PRODUCTS -- 4.9%
Altria Group, Inc.                                           215,000       11,700
Fortune Brands, Inc.                                         102,000        7,292
Hasbro, Inc.                                                 177,000        3,767
Newell Rubbermaid, Inc.                                      525,000       11,954
                                                                       ----------
                                                                           34,713
                                                                       ----------
DIVERSIFIED OPERATIONS -- 3.0%
3M Co.                                                        70,000        5,952
Honeywell International, Inc.                                219,000        7,322
Tyco International Ltd.                                      308,500        8,175
                                                                       ----------
                                                                           21,449
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.6%
Texas Instruments, Inc.                                      150,000        4,407
                                                                       ----------

ENERGY RESOURCES & SERVICES -- 6.9%
Duke Energy Corp.                                            567,000       11,595
FirstEnergy Corp.                                            334,065       11,759
NiSource, Inc.                                               158,000        3,467
Pinnacle West Capital Corp.                                   85,000        3,402
PPL Corp.                                                     86,269        3,774
TXU Corp.                                                    298,000        7,069
Unisource Energy Corp.                                       305,000        7,521
                                                                       ----------
                                                                           48,587
                                                                       ----------

ENTERTAINMENT & LEISURE -- 0.5%
The Walt Disney Co.                                          161,000        3,756
                                                                       ----------

FINANCE -- 1.1%
Prudential Financial, Inc.                                   183,000        7,644
                                                                       ----------

HOTELS & GAMING -- 0.5%
Mandalay Resort Group                                         81,000        3,622
                                                                       ----------

HOTELS & RESORTS -- 0.4%
Marriott International, Inc.                                  64,000   $    2,957
                                                                       ----------

INSURANCE -- 7.3%
Hartford Financial Services Group, Inc.                       51,400        3,035
Loews Corp.                                                  183,000        9,049
Marsh & McLennan Cos., Inc.                                  258,000       12,356
SAFECO Corp.                                                 279,000       10,861
St. Paul Cos., Inc.                                          142,000        5,630
UnumProvident Corp.                                          187,600        2,959
White Mountains Insurance Group Ltd.                          16,000        7,359
                                                                       ----------
                                                                           51,249
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 0.7%
Baxter International, Inc.                                   166,000        5,066
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 3.4%
Alcoa, Inc.                                                  117,000        4,446
Nucor Corp.                                                  163,000        9,128
Phelps Dodge Corp.*                                          139,000       10,577
                                                                       ----------
                                                                           24,151
                                                                       ----------
METALS & MINING -- 3.9%
Newmont Mining Corp.                                         557,200       27,085
                                                                       ----------

OIL & GAS -- 7.6%
Amerada Hess Corp.                                           227,000       12,070
Baker Hughes, Inc.                                           224,000        7,204
ChevronTexaco Corp.                                           65,440        5,653
Devon Energy Corp.                                            50,995        2,920
El Paso Corp.                                                373,000        3,055
Imperial Oil Ltd.                                            106,000        4,709
Marathon Oil Corp.                                           247,000        8,173
Murphy Oil Corp.                                             152,000        9,927
                                                                       ----------
                                                                           53,711
                                                                       ----------
PAPER & RELATED PRODUCTS -- 1.3%
Longview Fibre Co.                                            84,000        1,037
MeadWestvaco Corp.                                            34,000        1,012
Potlatch Corp.                                               177,000        6,154
Weyerhaeuser Co.                                              19,000        1,216
                                                                       ----------
                                                                            9,419
                                                                       ----------
PHARMACEUTICALS -- 4.0%
Bristol-Myers Squibb Co.                                     187,000        5,348
Merck & Co., Inc.                                            219,000       10,118
Schering-Plough Corp.                                        340,000        5,913
Wyeth                                                        163,000        6,919
                                                                       ----------
                                                                           28,298
                                                                       ----------
PRINTING & PUBLISHING -- 2.5%
Donnelley (R.R.) & Sons Co.                                  107,000        3,226
New York Times Co.                                           104,000        4,970
Washington Post Co., Class B                                  11,600        9,180
                                                                       ----------
                                                                           17,376
                                                                       ----------
RETAIL -- 2.6%
CVS Corp.                                                    209,000        7,549
Gap, Inc.                                                    121,000        2,808
Home Depot, Inc.                                             207,000        7,347
Petrie Stores Corp.                                        1,380,000          897
                                                                       ----------
                                                                           18,601
                                                                       ----------
SERVICES - COMMERCIAL -- 1.0%
ServiceMaster Co.                                            629,100        7,329
                                                                       ----------

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
Motorola, Inc.                                               310,000   $    4,362
Nextel Communications, Inc.*                                  10,000          280
Sprint Corp.                                                 356,000        5,846
Verizon Communications, Inc.                                 217,000        7,612
                                                                       ----------
                                                                           18,100
                                                                       ----------
TOBACCO -- 0.3%
Loews Corp.- Carolina Group                                   88,000        2,222
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 3.3%
Burlington Northern Santa Fe Corp.                           162,000        5,240
Overseas Shipholding Group, Inc.                              76,000        2,588
Ryder Systems, Inc.                                          450,000       15,368
                                                                       ----------
                                                                           23,196
                                                                       ----------
WASTE MANAGEMENT -- 0.9%
Waste Management, Inc.                                       209,000        6,186
                                                                       ----------

TOTAL COMMON STOCKS
(COST $357,307)                                                           499,002
                                                                       ----------

PREFERRED STOCKS -- 8.8%
AGRICULTURAL PRODUCTS -- 0.5%
IMC Global, Inc. 7.500%                                       49,900        3,700
                                                                       ----------
AUTOMOBILES & RELATED -- 1.2%
Ford Motor Co. Capital Trust II 6.500%                       150,000        8,378
                                                                       ----------
CHEMICALS -- 0.3%
Hercules Trust II 6.500%                                      25,000        1,963
                                                                       ----------
CONSUMER PRODUCTS -- 0.7%
Newell Financial Trust I 5.250%                              101,000        4,620
                                                                       ----------
CONTAINERS -- 0.6%
Owens-Illinois, Inc. 4.750%                                  133,100        4,238
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 0.1%
Entergy Gulf States, Inc. 7.000%                               5,720          291
Southern California Edison Co. 6.050%                          2,600          256
                                                                       ----------
                                                                              547
                                                                       ----------
INSURANCE -- 1.3%
Scottish Re Group, Ltd. 5.875%                               135,000        3,632
Travelers Property Casualty Corp. 4.500%                     185,000        4,532
UnumProvident Corp. 8.250%                                    30,000        1,016
                                                                       ----------
                                                                            9,180
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 0.1%
Baxter International, Inc. 7.000%                             16,000          884
                                                                       ----------
OIL & GAS -- 2.0%
Amerada Hess Corp. 7.000%*                                    65,000        3,566
El Paso Energy Capital Trust, Inc. 4.750%                     39,000        1,316
Pacific Gas & Electric Co. 6.300%*                             7,500          224
Unocal Capital Trust 6.250%                                  166,000        8,964
                                                                       ----------
                                                                           14,070
                                                                       ----------
REGIONAL MALLS -- 2.0%
Rouse Co. 6.000%                                             236,000   $   14,467
                                                                       ----------

TOTAL PREFERRED STOCKS
(COST $51,924)                                                             62,047
                                                                       ----------

RIGHTS -- 0.0%
Hills Store Co. * ~
(COST $0)                                                     93,000            -
                                                                       ----------

                                                             PAR
                                                            (000)
---------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 0.6%
Federal National Mortgage Association
  5.125%, 02/13/04
(COST $4,506)                                                  4,500        4,521
                                                                       ----------

CORPORATE BONDS -- 12.6%
BROADCAST/MEDIA -- 1.3%
AOL Time Warner, Inc.
  4.531%**, 12/06/19                                           5,300        3,319
Liberty Media Corp.
  3.250%, 03/15/31                                             2,800        2,912
XM Satellite Radio Holdings, Inc.
  3.298%**, 12/31/09                                           1,500        1,341
  12.000%, 06/15/10                                            1,250        1,412
                                                                       ----------
                                                                            8,984
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 0.2%
Lowe's Cos., Inc. 144A@^
  2.500%**, 02/16/21                                           1,300        1,190
                                                                       ----------

DIVERSIFIED OPERATIONS -- 0.6%
Tyco International Group 144A @^
  2.750%, 01/15/18                                             2,350        2,999
  3.125%, 01/15/23                                             1,175        1,607
                                                                       ----------
                                                                            4,606
                                                                       ----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.1%
Oak Industries, Inc.
  4.875%, 03/01/08                                             1,000          993
                                                                       ----------

INSURANCE -- 1.9%
Loews Corp.
  3.125%, 09/15/07                                             9,200        8,890
Scottish Re Group, Ltd.
  4.500%, 12/01/22                                               349          412
USF&G Corp.
  4.485%**, 03/03/09                                           4,784        3,809
                                                                       ----------
                                                                           13,111
                                                                       ----------
METALS & MINING -- 1.1%
Inco, Ltd. 144A@^
  3.249%**, 03/29/21                                             950        1,030
Teck Corp.
  3.750%, 07/15/06                                             7,050        6,768
                                                                       ----------
                                                                            7,798
                                                                       ----------
PAPER & RELATED PRODUCTS -- 0.2%
Potlatch Corp.
  10.000%, 07/15/11                                            1,140        1,270
                                                                       ----------

                                                             PAR         VALUE
                                                            (000)        (000)
---------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.0%
Roche Holdings, Inc. 144A@^
  3.623%**, 07/25/21                                      $   32,550   $   19,898
  6.203%**, 05/06/12                                           1,900        1,142
                                                                       ----------
                                                                           21,040
                                                                       ----------
RETAIL -- 0.6%
Duane Reade, Inc.
  2.148%, 04/16/22                                             2,234        1,268
Gap, Inc. 144A@^
  5.750%, 03/15/09                                             1,875        2,876
                                                                       ----------
                                                                            4,144
                                                                       ----------
TELECOMMUNICATIONS -- 3.6%
Bellsouth Telecommunications, Inc.
  5.850%, 11/15/45                                             1,600        1,498
Corning, Inc.
  5.324%**, 11/08/15                                          12,150        9,325
Crown Castle Intl. Corp.
  4.000%, 07/15/10                                             3,000        4,024
Lucent Technologies, Inc.
  8.000%, 08/01/31                                            10,200       10,927
                                                                       ----------
                                                                           25,774
                                                                       ----------
TOTAL CORPORATE BONDS
(COST $77,556)                                                             88,910
                                                                       ----------

                                                            NUMBER
                                                          OF SHARES
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.0%
T. Rowe Price Reserve Investment Fund
(COST $49,340)                                            49,340,303       49,340
                                                                       ----------

TOTAL INVESTMENTS --- 99.7%
  (COST $540,633) (a)                                                     703,820

OTHER ASSETS IN EXCESS
  OF LIABILITES -- 0.3%                                                     1,807
                                                                       ----------

NET ASSETS APPLICABLE TO 29,846,091
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  705,627
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    23.64
                                                                       ==========

* Non-Income Producing Security
** Effective Yield
@  Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
^ Illiquid security
  ADR - American Depository Receipt
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $542,063,275. Net unrealized appreciation was $161,756,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $181,561,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($19,805,246).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE INTERNATIONAL EQUITY FUND

                                                           NUMBER        VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
AUSTRALIA -- 8.6%
Australia & New Zealand Banking Group Ltd.                   185,941   $    2,477
Macquarie Bank Ltd.                                          129,100        3,459
Tabcorp Holdings Ltd.                                        219,300        1,856
Wesfarmers Ltd                                                89,700        1,790
Westfield Holdings Ltd.                                      177,700        1,870
                                                                       ----------
                                                                           11,452
                                                                       ----------
BRAZIL -- 1.3%
Souza Cruz SA                                                170,000        1,784
                                                                       ----------
DENMARK -- 0.7%
Novo Nordisk A/S-B                                            24,500          998
                                                                       ----------
FRANCE -- 3.2%
BNP Paribas SA                                                35,100        2,210
CNP Assurances                                                39,800        2,072
                                                                       ----------
                                                                            4,282
                                                                       ----------
GERMANY -- 0.5%
Rhoen-Klinikum AG                                             12,254          634
                                                                       ----------
HONG KONG -- 1.5%
Esprit Holdings Ltd.                                         597,000        1,988
                                                                       ----------
INDIA -- 3.2%
ITC Ltd. GDR                                                  92,300        2,024
State Bank of India - GDR                                     69,000        2,303
                                                                       ----------
                                                                            4,327
                                                                       ----------
IRELAND -- 6.3%
Anglo Irish Bank Corp.                                       177,800        2,806
Anglo Irish Bank Corp.                                       169,408        2,686
Bank of Ireland                                               98,600        1,343
Kerry Group Plc                                               83,300        1,566
                                                                       ----------
                                                                            8,401
                                                                       ----------
JAPAN -- 12.6%
Daito Trust Construction Co. Ltd.                             55,000        1,632
Honda Motor Co. Ltd.+                                         63,300        2,812
Kao Corp.                                                    118,000        2,400
Millea Holdings, Inc.                                            287        3,749
Ricoh Co. Ltd.                                               147,000        2,901
Tokyo Gas Co. Ltd.+                                          919,000        3,276
                                                                       ----------
                                                                           16,770
                                                                       ----------
KOREA -- 4.2%
Lotte Chilsung Beverage Co. Ltd.                               3,150        1,570
Lotte Confectionery Co. Ltd.*                                  3,180        1,197
Pacific Corp.*                                                18,190        2,863
                                                                       ----------
                                                                            5,630
                                                                       ----------
NETHERLANDS -- 7.4%
ABN Amro Holding NV                                          228,863        5,355
Heineken NV                                                  117,400        4,471
                                                                       ----------
                                                                            9,826
                                                                       ----------
SINGAPORE -- 1.2%
Singapore Airport Terminal Services Ltd.                   1,310,600        1,651
                                                                       ----------
SOUTH AFRICA -- 1.6%
Remgro Ltd.                                                  205,600        2,175
                                                                       ----------
SPAIN -- 8.7%
Banco Bilbao Vizcaya                                         187,900        2,595
Banco Popular                                                 61,250        3,654
Enagas                                                       277,100        3,006
Red Electrica de Espana                                      139,900        2,294
                                                                       ----------
                                                                           11,549
                                                                       ----------
SWEDEN -- 3.4%
Svenska Handelsbanken AB                                      88,700        1,812
Swedish Match AB                                             270,600        2,764
                                                                       ----------
                                                                            4,576
                                                                       ----------
SWITZERLAND -- 4.9%
Lindt & Spruengli AG                                           2,043   $    1,701
Nestle AG                                                     19,635        4,906
                                                                       ----------
                                                                            6,607
                                                                       ----------
UNITED KINGDOM -- 29.9%
Barratt Developments Plc                                     292,700        2,845
British American Tobacco Plc                                 289,600        3,992
Bunzl Plc                                                    308,051        2,353
Cadbury Schweppes Plc                                        289,317        2,125
Diageo Plc                                                   393,017        5,171
Imperial Tobacco Group Plc                                   119,800        2,359
Johnston Press Plc                                           413,063        3,442
Northern Rock Plc                                            431,212        5,508
Reckitt Benckiser Plc                                         73,247        1,657
Royal Bank of Scotland Group Plc                             107,871        3,179
Scottish & Southern Energy Plc                                60,500          729
Signet Group Plc                                             685,459        1,264
Tesco                                                        744,835        3,437
William Morrison Supermarkets Plc                            467,619        1,892
                                                                       ----------
                                                                           39,953
                                                                       ----------

TOTAL COMMON STOCKS
(COST $105,691)                                                           132,603
                                                                       ----------

SHORT-TERM INVESTMENTS -- 0.7%
BlackRock Provident Institutional
  Funds - Temp Cash                                          465,691          465
BlackRock Provident Institutional
  Funds - Temp Fund                                          465,692          466
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $931)                                                                   931
                                                                       ----------

TOTAL INVESTMENTS --- 99.9%
(COST $106,622) (a)                                                       133,534

SECURITIES LENDING COLLATERAL -- 2.9%
Institutional Money Market Trust
 1.075%, 1/02/04
(COST $3,932)                                                  3,932        3,932
                                                                       ----------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (2.8%)                                               (3,863)
                                                                       ----------

NET ASSETS APPLICABLE TO 9,604,984
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  133,603
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    13.91
                                                                       ==========

----------
* Non-Income Producing Security
GDR - Global Depository Receipt
+ Security position is either entirely or partially on loan at December 31, 2003.

(a) At December 31, 2003, the cost for Federal income tax purposes was $106,725,364. Net unrealized appreciation was $26,808,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,508,556 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($699,980.)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMON STOCKS                                            % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION                                    VALUE       (000'S)
---------------------------------------------------------------------------------
Automobile Manufacturing                                         2.1%  $    2,811
Beverages                                                        5.1%       6,742
Brewery                                                          3.4%       4,470
Building & Real Estate                                           2.1%       2,845
Commerical Services                                              1.2%       1,651
Diversified Food Products                                       12.7%      16,823
Diversified Operations                                           5.6%       7,390
Electric                                                         2.3%       3,023
Entertainment                                                    1.4%       1,856
Financial Services                                              29.7%      39,388
Gas Distribution                                                 4.7%       6,282
Insurance                                                        4.4%       5,822
Manufacturing                                                    3.5%       4,691
Medical Services                                                 0.6%         634
Newspapers                                                       2.6%       3,442
Pharmaceuticals                                                  0.8%         998
Real Estate                                                      2.6%       3,502
Retail Diversified                                               4.0%       5,322
Tobacco                                                          9.7%      12,923
Wholesale Distribution                                           1.5%       1,988
                                                          -----------------------
                                                               100.0%     132,603
                                                          =======================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE SMALL CAP VALUE FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 95.5%
ADVERTISING -- 0.7%
Modem Media Poppe Tyson, Inc.*                               134,300   $    1,097
                                                                       ----------
AEROSPACE & DEFENSE -- 2.2%
BE Aerospace, Inc.*                                           80,300          434
CPI Aerostructures, Inc.*                                     17,600          209
Ducommun, Inc. *                                              30,600          684
Fairchild Corp., The*                                         54,200          273
GenCorp, Inc.                                                 25,700          277
Heico Corp.                                                   27,500          501
Kaman Corp.                                                   26,900          342
Moog, Inc. *                                                   7,900          390
Teledyne Technologies, Inc.*                                   6,800          128
                                                                       ----------
                                                                            3,238
                                                                       ----------
AGRICULTURAL PRODUCTS -- 0.5%
AGCO Corp.*                                                   20,700          417
IMC Global, Inc.                                              26,800          266
                                                                       ----------
                                                                              683
                                                                       ----------
AUTOMOBILES & RELATED -- 1.2%
National R.V. Holdings, Inc.*                                 40,700          405
Rent Way, Inc.*                                               75,000          614
Rush Enterprises, Inc.*                                       17,900          181
Spartan Motors, Inc.                                          53,500          540
                                                                       ----------
                                                                            1,740
                                                                       ----------
BANKING -- 0.3%
Texas Capital Bancshares, Inc.*                               27,100          392
                                                                       ----------
BROADCAST/MEDIA -- 0.4%
Media General, Inc. Class A                                    5,500          358
Regent Communications, Inc.*                                  47,800          304
                                                                       ----------
                                                                              662
                                                                       ----------
BUILDING & REAL ESTATE -- 1.5%
Champion Enterprises, Inc. *                                  96,000          672
Fleetwood Enterprises, Inc.*+                                 66,900          686
McGrath Rentcorp                                              25,000          681
Modtech Holdings, Inc. *                                      29,700          250
                                                                       ----------
                                                                            2,289
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 1.7%
Butler Manufacturing Co.                                       5,700          125
Dixie Group, Inc.*                                            43,200          332
Lennox International, Inc.                                    33,600          561
NCI Building Systems, Inc.*                                   26,600          636
Texas Industries, Inc.                                        25,500          944
                                                                       ----------
                                                                            2,598
                                                                       ----------
CHEMICALS -- 3.9%
Albemarle Corp.                                               16,500          495
Applied Extrusion Technologies, Inc.*                         64,300          170
H.B. Fuller Co.                                               25,600          761
Lesco, Inc.*                                                  38,100          495
Macdermid, Inc.                                               32,500        1,113
Polyone Corp.                                                102,800          657
Quaker Chemical Corp.                                         32,500          999
Terra Industries, Inc. *                                     103,000          341
Wellman, Inc.                                                 71,900          734
                                                                       ----------
                                                                            5,765
                                                                       ----------
COMPUTER - INTERNET - COMMUNICATIONS -- 1.4%
aQuantive, Inc.*                                               8,100           83
Centillium Communications, Inc.*                              69,600          392
Digi International, Inc.*                                     27,300   $      262
Internap Network Services Corp.*                             149,600          367
ITXC Corp.*                                                  111,600          482
Norstan, Inc.*                                                53,400          170
Watchguard Technologies, Inc.*                                53,900          314
                                                                       ----------
                                                                            2,070
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.3%
ePresence, Inc.*                                              40,000          150
iVillage, Inc.*                                               92,200          330
                                                                       ----------
                                                                              480
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 3.4%
3Com Corp.*                                                   78,200          639
Ansoft Corporation*                                           35,000          449
Borland Software Corp.*                                       70,000          681
Computer Network Technology Corp.*                            29,400          280
Hypercom Corp.*                                               72,000          343
Indus International, Inc.*                                    71,800          215
Interland, Inc.*                                              28,100          183
Lantronix, Inc.*                                              77,600           91
NetSolve, Inc.*                                               47,700          386
Radiant Systems, Inc.*                                        53,000          446
UNOVA, Inc.*                                                  59,900        1,376
                                                                       ----------
                                                                            5,089
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 6.8%
ADE Corp.*                                                    24,600          456
Aspen Technology, Inc.*                                       46,200          475
Bottomline Technologies, Inc.*                                61,400          553
Carreker Corp.*                                               35,400          496
Computer Horizons Corp.*                                     128,500          505
Computer Task Group, Inc.*                                   110,000          428
Concurrent Computer Corp.*                                    50,800          222
Dot Hill Systems Corp.*                                       27,200          412
Epicor Software Corp.*                                        51,200          653
Evans & Sutherland Computer Corp.*                            70,000          315
Iomega Corp.                                                  48,400          289
Manufacturers Services Ltd.*                                 108,000          657
Maxwell Technologies, Inc.*                                   50,000          355
Mentor Graphics Corp.*                                        27,800          404
MSC Software Corp.*                                           46,600          440
NetIQ Corp.*                                                  53,300          706
Pericom Semiconductor Corp.*                                  49,400          527
Phoenix Technologies Ltd.*                                    71,800          580
Pinnacle Systems, Inc.*                                       55,700          475
Quovadx, Inc.*                                                21,839          107
SBS Technologies, Inc.*                                       27,700          407
SCB Computer Technology, Inc.*                                46,400           96
SCM Microsystems, Inc.*                                       34,000          262
Technology Solutions Corp.*                                   90,000          113
Tripos, Inc.*                                                 21,400          143
Versant Corp.*+                                               70,000          109
                                                                       ----------
                                                                           10,185
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Printronix, Inc.*                                             26,500          465
Western Digital Corp.*                                        43,500          513
                                                                       ----------
                                                                              978
                                                                       ----------
CONSULTING SERVICES -- 0.8%
FTI Consulting, Inc.*                                         34,700          811

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
CONSULTING SERVICES -- (CONTINUED)
Inforte Corp.*                                                20,400   $      169
Management Network Group, Inc.*                               47,700          157
                                                                       ----------
                                                                            1,137
                                                                       ----------
CONSUMER PRODUCTS -- 3.1%
A.T. Cross Co.*                                               42,500          283
Cobra Electronics Corp.*                                      26,800          202
JAKKS Pacific, Inc.*                                          34,500          454
Metris Companies, Inc.+                                       70,600          313
Movado Group, Inc.                                            19,500          550
Oneida Ltd.+                                                  59,200          349
Playtex Products, Inc.*                                       93,500          723
Revlon, Inc.*                                                 29,700           67
Salton, Inc.*                                                 69,100          903
Water Pik Technologies, Inc.*                                 42,500          521
Xanser Corp.*                                                130,000          308
                                                                       ----------
                                                                            4,673
                                                                       ----------
CONTAINERS -- 0.8%
Graphic Packaging Corp.*                                     118,700          482
Longview Fibre Co.                                            57,800          714
                                                                       ----------
                                                                            1,196
                                                                       ----------
DISTRIBUTION SERVICES -- 1.1%
Aviall, Inc.*                                                 40,200          624
Bell Microproducts, Inc.*                                    105,000          951
                                                                       ----------
                                                                            1,575
                                                                       ----------
DIVERSIFIED OPERATIONS -- 1.8%
Calgon Carbon Corp.                                           85,000          528
Deswell Industries, Inc.                                      30,000          780
GSI Lumonics, Inc.*                                           77,300          910
Lydall, Inc.*                                                 33,500          341
National Technical Systems, Inc.*                             17,800           96
                                                                       ----------
                                                                            2,655
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 12.0%
Alliance Semiconductor Corp.*                                111,500          793
Anadigics, Inc.*                                              38,100          227
Analogic Corp.                                                10,600          435
Avnet, Inc.*+                                                 20,200          438
Belden, Inc.                                                  22,600          477
Brooks Automation, Inc.*                                      34,400          831
Cable Design Technologies Corp.*                              71,800          645
California Micro Devices Corp.*                               68,500          625
Credence Systems Corp.*                                       27,100          357
CTS Corp.                                                     50,100          576
EMCORE Corp.*                                                 23,200          109
Globespan Virata, Inc.*+                                      72,450          426
Integrated Silicon Solution, Inc.*                            19,300          302
Interlink Electronics, Inc.*                                  52,500          369
Keithley Instruments, Inc.                                    42,500          778
Labarge Inc.*                                                 58,100          317
Lecroy Corp.*                                                 48,000          864
MEMC Electronic Materials, Inc.*                              97,900          942
Metron Technology N.V.*+                                      60,600          261
Park Electrochemical Corp.                                    36,100          956
Peak International Ltd.*                                      35,700          200
Pemstar, Inc.*                                                56,700          187
PLX Technology, Inc.*                                         62,300          551
Robotic Vision Systems, Inc.*                                 42,940          140
Rogers Corp.*                                                 18,500          816
Silicon Storage Technology, Inc.*                             22,300   $      245
Spectrum Control, Inc.*                                       62,000          494
Standard Microsystems Corp.*                                  30,700          777
Triquint Semiconductor, Inc.*                                 45,600          322
TTM Technologies, Inc.*                                       30,000          506
Universal Electronics, Inc.*                                  60,000          764
Varian Semiconductor Equipment Associates, Inc.*               3,300          144
Veeco Instruments, Inc.*+                                     25,100          708
Vishay Intertechnology, Inc.*+                                40,350          925
Zygo Corp.*                                                   17,900          295
                                                                       ----------
                                                                           17,802
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 2.1%
Baldor Electric Co.                                           40,000          914
Comfort Systems USA, Inc.*                                    66,400          364
Graftech International Ltd*                                   45,300          612
Innovex, Inc.*                                                42,000          354
Merix Corp.*                                                  32,900          807
                                                                       ----------
                                                                            3,051
                                                                       ----------
ENTERTAINMENT & LEISURE -- 2.3%
Alloy, Inc.*                                                  92,900          484
Carmike Cinemas, Inc.*                                        25,000          871
Insight Communications Co., Inc.*                             84,700          873
Topps Co., Inc.                                               44,300          455
Vail Resorts, Inc.*                                           39,600          673
                                                                       ----------
                                                                            3,356
                                                                       ----------
ENVIRONMENTAL INSTRUMENTS -- 0.7%
Gundle/SLT Environmental, Inc.*                               21,100          438
TRC Cos., Inc.*                                               27,600          581
                                                                       ----------
                                                                            1,019
                                                                       ----------
FOOD & BEVERAGES -- 0.1%
Galaxy Nutritional Foods, Inc.*                               80,000          201
                                                                       ----------
HEALTHCARE -- 1.7%
American Medical Security Group, Inc.*                        30,000          673
Hologic, Inc.*                                                35,700          619
Province Healthcare Co.*                                      50,000          800
Trizetto Group, Inc.*                                         72,200          465
                                                                       ----------
                                                                            2,557
                                                                       ----------
HOME FURNISHINGS - HOUSEWARES -- 1.1%
Bassett Furniture Industries, Inc.                            31,300          516
Furniture Brands International, Inc.                          39,000        1,144
                                                                       ----------
                                                                            1,660
                                                                       ----------
HOTELS & RESORTS -- 0.6%
Orient Express Hotel Ltd.                                     50,100          823
                                                                       ----------
INSURANCE -- 0.7%
Horace Mann Educators Corp.                                   45,700          639
PXRE Group Ltd.                                               20,000          471
                                                                       ----------
                                                                            1,110
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 2.7%
Flow International Corp.*                                     60,000          180
FSI International, Inc.*                                      82,500          609
Gardner Denver, Inc.*                                         26,200          625
JLG Industries, Inc.                                          50,600          771
Regal Beloit Corp.                                            35,700          786
Stewart & Stevenson Services, Inc.                            28,200          396
Terex Corp.*+                                                 21,500          612
                                                                       ----------
                                                                            3,979
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
MANUFACTURING -- 5.6%
Brush Engineered Materials, Inc.*                             40,500   $      620
DT Industries, Inc.*                                          73,000           90
Esterline Technologies Corp.*                                 36,200          965
Flowserve Corp.*                                              41,400          864
Foster (L.B.) Co. Class A*                                    50,000          325
Gerber Scientific, Inc.*                                      92,300          735
Griffon Corp.*                                                21,000          425
Hartmarx Corp.*                                               81,000          338
Hexcel Corp.*                                                 90,400          670
Lamson & Sessions Co.*                                        31,200          180
MagneTek, Inc.*                                               72,700          479
OSI Systems, Inc.*                                            31,500          605
Steinway Musical Instruments*                                 42,500        1,050
Warnaco Group, Inc.*                                          65,100        1,039
                                                                       ----------
                                                                            8,385
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 1.4%
Cross Country Healthcare, Inc.*                               44,500          664
FEI Co.*                                                      26,600          599
Medical Staffing Network Holdings, Inc.*                      46,100          505
MedSource Technologies, Inc.*                                 28,800          130
Prime Medical Services, Inc.*                                 47,000          219
                                                                       ----------
                                                                            2,117
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 3.6%
Century Aluminum Co.*                                         61,300        1,165
Circor International, Inc.                                    36,500          880
Ladish Co., Inc.                                              32,500          264
Material Sciences Corp.                                       43,200          437
Oregon Steel Mills, Inc.*                                     80,400          467
Penn Engineering & Mfg. Corp.                                 23,000          438
RTI International Metals, Inc.*                               15,300          258
Thermadyne Holdings Corp.*                                     5,700           70
Timken Co.+                                                   66,200        1,327
                                                                       ----------
                                                                            5,306
                                                                       ----------
METALS & MINING -- 1.2%
Carpenter Technology Corp.                                    33,600          994
Titanium Metals Corp.*                                        14,040          737
                                                                       ----------
                                                                            1,731
                                                                       ----------
OIL & GAS -- 3.5%
Boots and Coots International Well Control*                   69,600           88
Forest Oil Corp.*+                                            36,200        1,034
Horizon Offshore, Inc.*                                       46,800          206
Lone Star Technologies, Inc.*                                 56,900          909
Nuevo Energy Co.*                                             31,200          754
Pengrowth Energy Trust+                                       30,500          500
Swift Energy Co.*                                             55,000          927
Westport Resources Corp.*                                     26,600          794
                                                                       ----------
                                                                            5,212
                                                                       ----------
PHARMACEUTICALS -- 0.1%
Transgenomic, Inc.*                                           56,100          112
                                                                       ----------
PRINTING & PUBLISHING -- 3.4%
Bowne & Co., Inc.                                             70,000          949
Emmis Communications Corp.*                                   45,400        1,228
Journal Communications, Inc.                                  29,400          545
Journal Register Co.*                                         37,000          766
McClatchy Co.                                                 15,000   $    1,032
Valassis Communications, Inc.*+                               20,100          590
                                                                       ----------
                                                                            5,110
                                                                       ----------
RESTAURANTS -- 1.4%
Champps Entertainment, Inc.*                                  43,900          327
IHOP Corp.                                                    14,400          554
Landry's Restaurants, Inc.                                    41,000        1,055
Rubio's Restaurants, Inc.*                                    33,000          197
                                                                       ----------
                                                                            2,133
                                                                       ----------
RETAIL -- 7.4%
Applica, Inc.                                                 30,500          232
Brown Shoe Co., Inc.                                          13,200          501
Burlington Coat Factory Warehouse Corp.                       40,000          846
Casual Male Retail Group, INC.*                               52,200          362
Charlotte Russe Holdings, Inc.*                               44,400          615
Coldwater Creek, Inc.*                                        50,000          550
Dillard's, Inc.                                               47,500          782
Intertan, Inc.*                                               52,600          532
Linens 'n Things, Inc.*+                                      34,700        1,044
Loehman's Holdings, Inc.*                                     20,000          384
Longs Drug Stores Corp.                                       42,400        1,049
Phillips-Van Heusen Corp.                                     28,000          497
Rex Stores Corp.*                                             50,000          708
Saks, Inc.*                                                   72,500        1,090
Skechers U.S.A., Inc.*                                         6,300           51
Tweeter Home Entertainment Group, Inc.*                       75,000          709
Ultimate Electronics, Inc.*                                   33,700          257
Wet Seal, Inc.*                                               54,000          534
Wild Oats Markets, Inc.*                                      19,100          248
                                                                       ----------
                                                                           10,991
                                                                       ----------
SERVICES - COMMERCIAL -- 1.6%
Interface, Inc.*                                              94,900          525
Pegasus Solutions, Inc.*                                      15,800          165
Shaw Group, Inc.*                                             47,200          643
Volt Information Sciences, Inc.*                              49,000        1,108
                                                                       ----------
                                                                            2,441
                                                                       ----------
TELECOMMUNICATIONS -- 5.2%
Andrew Corp.*+                                                59,225          682
Arris Group, Inc.*                                            41,100          298
Carrier Access Corp.*                                         53,700          672
C-Cor.Net Corp.*                                              35,300          393
Channell Commercial Corp.*                                    14,700           61
General Communication, Inc. Class A*                          55,300          481
Glenayre Technologies, Inc.*                                  99,200          267
Globecom System, Inc.*                                        40,100          190
Harmonic, Inc.*                                               48,300          350
Interphase Corp.*                                             40,000          518
Inter-Tel, Inc.                                               21,600          540
Metasolv, Inc.*                                               90,000          219
Network Equipment Technologies, Inc.*                         92,500        1,018
Powerwave Technologies, Inc.*+                                93,200          713
Symmetricom, Inc.*                                            94,300          687
ValueClick, Inc.*                                             47,500          431
Westell Technologies, Inc.*                                   40,100          252
                                                                       ----------
                                                                            7,772
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- 4.5%
Alaska Air Group, Inc.*                                       17,500   $      478
Arkansas Best Corp.                                           30,000          942
Celadon Group, Inc.*                                          35,000          497
Covenant Transport, Inc.*                                     30,000          570
Gulfmark Offshore, Inc.*                                      47,600          666
Mesa Air Group, Inc.*+                                        43,300          542
OMI Corp.*                                                    62,300          556
Sea Containers, Ltd.*                                         51,000          931
Stelmar Shipping Ltd.                                         40,100          877
Yellow Roadway Corp.*                                         18,100          654
                                                                       ----------
                                                                            6,713
                                                                       ----------
TOTAL COMMON STOCKS
(COST $111,946)                                                           142,083
                                                                       ----------

SHORT-TERM INVESTMENTS -- 5.1%
BlackRock Provident Institutional
     Funds - TempCash                                      3,776,613        3,776
RBB Sansom Street Fund Money Market
     Portfolio                                             3,776,614        3,777
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $7,553)                                                               7,553
                                                                       ----------

TOTAL INVESTMENTS --- 100.6%
  (COST $119,499)(a)                                                      149,636

SECURITIES LENDING COLLATERAL -- 5.9%
Amex Centurion Bank FRN
 1.131%, 01/29/04                                                  7            7
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                                989          989
Bear Stearns & Co. CP VAR RT
 1.120%, 01/02/04                                              1,065        1,065
Chase Manhattan Bank TD
 0.875%, 01/02/04                                                 57           57
GE Capital FRN
 1.130%, 01/02/04                                                 94           94
Institutional Money Market Trust
 1.075%, 01/02/04                                              5,089        5,089
Monument Global FRN
 1.141%, 01/29/04                                                740          740
Tannehill ABCP
 1.100%, 01/08/04                                                638          638
UBS Bank TD
 0.937%, 01/02/04                                                 80           80

TOTAL SECURITIES LENDING COLLATERAL
(COST $8,759)                                                               8,759
                                                                       ----------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (6.5%)                                               (9,695)
                                                                       ----------

NET ASSETS APPLICABLE TO 8,172,484
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  148,700
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    18.20
                                                                       ==========

* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31,
   2003.
ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)
CP VAR RT - Commercial Paper Variable Rate Note
FRN - Floating Rate Note
TD - Time Deposit

(a) At December 31, 2003, the cost for Federal income tax purposes was $120,209,429. Net unrealized appreciation was $29,426,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,540,467 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($5,113,726).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE EMERGING GROWTH FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
AEROSPACE & DEFENSE -- 0.7%
Engineered Support Systems, Inc.                               7,900   $      435
MTC Technologies, Inc.*                                        9,100          293
                                                                       ----------
                                                                              728
                                                                       ----------
AUTOMOBILES & RELATED -- 0.8%
United Auto Group, Inc.*                                      29,700          930
                                                                       ----------
BANKING -- 2.0%
Franklin Bank Corp.*                                          13,300          253
NetBank, Inc.                                                 57,050          761
PrivateBancorp, Inc.                                          14,950          681
Silicon Valley Bancshares*                                    15,500          559
                                                                       ----------
                                                                            2,254
                                                                       ----------
COMPUTER - INTERNET - COMMUNICATIONS -- 1.7%
iPass, Inc.*                                                  32,850          527
NIC, Inc.*                                                     2,100           17
WebEx Communications, Inc.*                                   69,300        1,392
                                                                       ----------
                                                                            1,936
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 7.3%
Agile Software Corp.*                                         31,500          312
Autobytel, Inc.*                                              35,900          326
CheckFree Corp.*+                                             21,900          606
Chordiant Software, Inc.*                                     32,500          177
CNET Networks, Inc.*                                         123,950          845
Digitas, Inc.*                                                51,750          482
eResearch Technology, Inc.*                                   45,300        1,152
eSPEED, Inc.*                                                 18,450          432
HomeStore, Inc.*                                              22,000          104
Informatica Corp.*                                            28,100          289
Ixia*                                                         48,700          570
Macromedia, Inc.*                                             34,750          620
Priceline.com, Inc.*                                          30,666          549
Red Hat, Inc.*                                                52,450          984
Retek, Inc.*                                                  73,300          680
                                                                       ----------
                                                                            8,128
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 5.3%
Altiris, Inc.*+                                               40,250        1,468
Emulex Corp.*+                                                24,000          640
Magma Design Automation, Inc.*+                               55,850        1,304
NetScreen Technologies, Inc.*                                 34,200          846
Packeteer, Inc.*                                              26,650          453
SRA International, Inc.*                                      16,800          724
Trident Microsystems, Inc.*                                   27,300          476
                                                                       ----------
                                                                            5,911
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 11.8%
Anteon International Corp.*                                   46,050        1,660
Ask Jeeves, Inc.*+                                            78,300        1,419
Business Objects S.A. ADR*+                                   36,000        1,248
Callidus Software*                                             5,850          103
Carreker Corp.*                                               13,900          195
Cognizant Technology Solutions Corp.*                         12,500          571
CoStar Group, Inc.*                                           28,400        1,184
Merge Technologies, Inc.*                                     27,650          488
Micromuse, Inc.*                                              54,450          376
MicroStrategy, Inc.*                                          22,468        1,179
Mobility Electronics, Inc.*                                   42,300          378
M-Systems Flash Disk Pioneers Ltd.*                           99,850        1,725
Omnicell, Inc.*                                               56,400   $      914
Quest Software, Inc.*                                         47,300          672
United Online, Inc.*+                                         60,525        1,016
                                                                       ----------
                                                                           13,128
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 12.2%
August Technology Corp.*                                      45,400          842
Credence Systems Corp.*                                       78,750        1,036
ESS Technology, Inc.*                                         27,400          466
Exar Corp.*                                                   30,700          524
FormFactor, Inc.*                                             28,450          563
LTX Corp.*                                                    26,400          397
Mindspeed Technologies, Inc.*                                103,700          710
O2Micro International Ltd.*                                  132,600        2,970
OmniVision Technologies, Inc.*                                11,850          655
Pixelworks, Inc.*                                              1,400           15
PLX Technology, Inc.*                                         59,550          528
Power Integrations, Inc.*+                                    31,300        1,048
Sigmatel, Inc.*                                               28,100          694
Silicon Laboratories, Inc.*                                    8,650          374
Silicon Storage Technology, Inc.*                             32,300          355
Superconductor Technologies, Inc.*                            35,200          196
Tessera Technologies, Inc.*                                    6,000          113
Ultratech, Inc.*                                              36,750        1,079
Verisity Ltd.*                                                37,000          472
Virage Logic Corp.*                                           49,750          506
                                                                       ----------
                                                                           13,543
                                                                       ----------
ENTERTAINMENT & LEISURE -- 2.7%
Alliance Gaming Corp.*                                        55,250        1,362
Multimedia Games, Inc.*                                       13,700          563
NetFlix, Inc.*+                                               11,900          651
Scientific Games Corp.*                                       25,500          434
                                                                       ----------
                                                                            3,010
                                                                       ----------
FINANCE -- 3.3%
Accredited Home Lenders Holding Co.*                          19,000          581
Affiliated  Managers Group, Inc.*+                             6,800          473
AmeriCredit Corp.*+                                           19,600          312
Boston Private Financial Holdings, Inc.                       46,600        1,158
CapitalSource, Inc.*                                          20,200          438
Saxon Capital, Inc.*                                          20,700          434
World Acceptance Corp.*                                       12,850          256
                                                                       ----------
                                                                            3,652
                                                                       ----------
FOOD & BEVERAGES -- 0.3%
Peet's Coffee & Tea, Inc.*                                    20,200          352
                                                                       ----------

HEALTHCARE -- 3.4%
American Healthways, Inc.*+                                   23,600          563
AMERIGROUP Corp.*                                              8,100          346
Odyssey Healthcare, Inc.*                                     10,700          313
Sunrise Senior Living, Inc.*+                                 26,050        1,009
United Surgical Partners International, Inc.*                 44,200        1,480
                                                                       ----------
                                                                            3,711
                                                                       ----------
HOTELS & GAMING -- 0.7%
Penn National Gaming, Inc.*                                   13,500          312
Station Casinos, Inc.                                         16,250          497
                                                                       ----------
                                                                              809
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
INSTRUMENTS - CONTROLS -- 0.8%
Photon Dynamics, Inc.*+                                       23,150   $      932
                                                                       ----------
INSURANCE -- 0.6%
Infinity Property & Casualty Corp.                            10,900          360
ProAssurance Corp.*                                           10,700          344
                                                                       ----------
                                                                              704
                                                                       ----------
MANUFACTURING -- 0.8%
Applied Films Corp.*                                          27,150          896
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 9.9%
Advanced Neuromodulation Systems, Inc.*                       10,075          463
Align Technology, Inc.*                                       32,050          529
BioReliance Corp.*                                             7,750          371
Closure Medical Corp.*                                        29,750        1,009
Covance, Inc.*+                                               16,700          448
Dendrite International, Inc.*                                 47,000          736
Discovery Laboratories, Inc.*                                 48,200          506
EPIX Medical, Inc.*                                           40,800          664
Exact Sciences Corp.*                                         40,350          408
ILEX Oncology, Inc.*                                          15,800          336
Intuitive Surgical, Inc.*                                     31,550          539
Kyphon, Inc.*                                                 29,300          728
Martek Biosciences Corp.*+                                    11,400          741
OrthoLogic Corp.*                                             54,500          334
Regeneration Technologies, Inc.*                              53,250          584
Serologicals Corp.*                                            9,200          171
Telik, Inc.*                                                  38,750          892
Ventana Medical Systems, Inc.*                                21,150          833
Vistacare, Inc.*                                               8,600          302
Wright Medical Group, Inc.*                                   11,650          355
                                                                       ----------
                                                                           10,949
                                                                       ----------
METALS & MINING -- 0.7%
Steel Dynamics, Inc.*                                         34,900          820
                                                                       ----------
PERSONAL SERVICES -- 0.6%
Bright Horizons Family Solutions, Inc.*                       14,750          620
                                                                       ----------
PHARMACEUTICALS -- 11.9%
Accredo Health, Inc.*+                                        31,650        1,000
Adolor Corp.*                                                 32,990          660
Alexion Pharmaceuticals, Inc.*                                40,450          688
Angiotech Pharmaceuticals, Inc.*                              14,550          669
AtheroGenics, Inc.*                                           71,950        1,076
Atrix Laboratories, Inc.*                                     24,700          594
I-Flow Corp.*                                                 23,050          321
Impax Laboratories, Inc.*                                     15,600          224
Inspire Pharmaceuticals, Inc.*                                31,000          439
Inveresk Research Group, Inc.*                                24,700          611
K-V Pharmaceutical Co.*                                       37,350          952
Medicines Co.*                                                40,700        1,199
Nabi Biopharmaceuticals*                                      59,300          754
Onyx Pharmaceuticals, Inc.*                                   28,300          799
Penwest Pharmaceuticals Co.*                                  50,450          872
Pharmaceutical Product Development, Inc.*                     18,200          492
Salix Pharmaceuticals Ltd.*                                   68,850        1,561
Vicuron Pharmaceuticals, Inc.*                                14,600          272
                                                                       ----------
                                                                           13,183
                                                                       ----------
RESTAURANTS -- 1.3%
Chicago Pizza & Brewery, Inc.*                                54,250   $      809
RARE Hospitality International, Inc.*                         27,250          666
                                                                       ----------
                                                                            1,475
                                                                       ----------
RETAIL -- 7.9%
1-800-FLOWERS.COM, Inc.*                                      53,200          588
Aeropostale, Inc.*                                            14,400          395
Bebe Stores, Inc.*                                            13,000          338
Christopher & Banks Corp.*                                    29,050          567
Cost Plus, Inc.*                                              33,150        1,359
Deckers Outdoor Corp.*                                         9,400          193
Guess?, Inc.*                                                 31,750          383
Kenneth Cole Productions, Inc.                                18,150          534
Kirkland's, Inc.*                                             30,750          543
K-Swiss, Inc.                                                 17,800          428
Pacific Sunwear of California, Inc.*+                         10,250          216
Restoration Hardware, Inc.*                                   39,000          185
Select Comfort Corp.*                                         29,350          727
Sports Authority, Inc.*                                       23,000          883
Urban Outfitters, Inc.*+                                      38,300        1,419
                                                                       ----------
                                                                            8,758
                                                                       ----------
SERVICES - COMMERCIAL -- 3.0%
InfoSpace, Inc.*                                              67,850        1,564
Navigant Consulting, Inc.*                                    96,600        1,822
                                                                       ----------
                                                                            3,386
                                                                       ----------
TELECOMMUNICATIONS -- 2.6%
Alvarion Ltd.*                                                35,700          412
AudioCodes, Ltd.*                                             53,800          562
Ditech Communications Corp.*                                  24,600          470
Sonus Networks, Inc.*                                         68,800          520
ValueClick, Inc.*                                            107,050          972
                                                                       ----------
                                                                            2,936
                                                                       ----------
TEXTILES & APPAREL -- 0.9%
Ceradyne, Inc.*                                               13,200          450
Oxford Industries, Inc.                                       16,700          565
                                                                       ----------
                                                                            1,015
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 1.3%
CSK Auto Corp.*                                               18,500          348
Forward Air Corp.*                                            18,950          521
Pinnacle Airlines Corp.*                                      39,700          551
                                                                       ----------
                                                                            1,420
                                                                       ----------
TOTAL COMMON STOCKS
(COST $82,844)                                                            105,186
                                                                       ----------

WARRANTS -- 0.3%
Interactive Corp.*
(COST $29)                                                     8,376          357
                                                                       ----------

SHORT-TERM INVESTMENTS -- 4.9%
BlackRock Provident Institutional
  Funds - TempCash                                         2,748,052        2,748
BlackRock Provident Institutional
  Funds - TempFund                                         2,748,065        2,748
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,496)                                                               5,496
                                                                       ----------

                                                                         VALUE
                                                                         (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 99.7%
  (COST $88,369)                                                       $  111,039

                                                              PAR
                                                             (000)
---------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 14.1%
Amex Centurion Bank FRN
  1.131%, 01/29/04                                        $      593          593
Bear Stearns & Co. CP VAR RT
  1.120%, 01/02/04                                               645          645
Chase Manhattan Bank TD
  0.875%, 01/02/04                                               327          327
Concord Minute Men ABCP
  1.130%, 02/12/04                                             1,219        1,219
Institutional Money Market Trust
  1.075%, 01/02/04                                             6,718        6,718
Merrill Lynch FRN
  1.130%, 01/02/04                                               114          114
Morgan Stanley Corp. VAR RT
  1.030%, 01/02/04                                             2,076        2,076
Morgan Stanley FRN
  1.030%, 01/02/04                                               462          462
Natexis Banques FRN
  1.035%, 01/02/04                                               644          644
Natexis Banques FRN
  1.100%, 01/02/04                                             2,152        2,152
Societe Generale FRN
  1.075%, 01/02/04                                               219          219
UBS Bank TD
  0.937%, 01/02/04                                               108          108
West Lb Ag FRN
  1.111%, 01/29/04                                               431          431
                                                                       ----------

TOTAL SECURITIES LENDING COLLATERAL
(COST $15,708) (a)                                                         15,708
                                                                       ----------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (13.8%)                                             (15,387)
                                                                       ----------

NET ASSETS APPLICABLE TO 6,369,472
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  111,360
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    17.48
                                                                       ==========

----------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2003 ABCP - Asset Backed Commercial Paper (Backed by a bank letter of credit)
ADR - American Depository Receipt
CP VAR RT - Commercial Paper Variable Rate Note
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $90,945,705. Net unrealized appreciation was $20,093,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,402,200 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,308,548).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE LIMITED MATURITY BOND FUND

                                                              PAR         VALUE
                                                             (000)        (000)
---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 53.8%
U.S. TREASURY INFLATION INDEXED NOTES
  3.375%, 01/15/07                                        $    3,000   $    3,795
                                                                       ----------
U.S. TREASURY NOTES
  2.250%, 07/31/04                                             2,000        2,014
  2.625%, 05/15/08                                             5,000        4,925
  3.000%, 02/15/08                                             4,000        4,019
  4.375%, 05/15/07                                             2,000        2,118
  4.625%, 05/15/06                                             3,000        3,179
  5.750%, 11/15/05                                               100          107
  7.500%, 02/15/05                                             1,000        1,069
  7.875%, 11/15/04                                             2,100        2,220
                                                                       ----------
                                                                           19,651
                                                                       ----------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $23,003)                                                             23,446
                                                                       ----------

AGENCY OBLIGATIONS -- 10.3%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  5.000%**, 01/25/12 ++                                        4,850          312
  7.000%, 12/01/32                                             3,300        3,484
                                                                       ----------
                                                                            3,796
                                                                       ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  6.500%, 01/15/32                                               121          127
  6.500%, 05/15/32                                               434          458
  6.500%, 09/15/32                                               125          132
                                                                       ----------
                                                                              717
                                                                       ----------
TOTAL AGENCY OBLIGATIONS
(COST $4,551)                                                               4,513
                                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.4%
Asset Securitization Corp.
  7.400%, 10/13/26                                               961        1,058
                                                                       ----------
Bear Stearns Commercial Mortgage Securities
  6.080%, 02/15/35                                             1,817        1,961
                                                                       ----------
Conseco Finance Securitizations Corp.
  5.790%, 04/01/24                                             1,000        1,002
                                                                       ----------
GE Capital Commercial Mortgage Corp.
  5.033%, 12/10/35                                               190          199
  6.079%, 05/15/33                                               840          907
                                                                       ----------
                                                                            1,106
                                                                       ----------
Green Tree Financial Corp.
  6.500%, 02/01/31                                             1,120        1,114
  7.250%, 09/15/26                                               817          842
  7.330%, 03/01/30                                             1,000        1,041
  7.650%, 04/15/19                                               829          877
                                                                       ----------
                                                                            3,874
                                                                       ----------
LB-UBS Commercial Mortgage Trust
  5.401%, 03/15/26                                             1,113        1,172
  6.058%, 06/15/20                                               918          992
                                                                       ----------
                                                                            2,164
                                                                       ----------
Morgan Stanley Dean Witter Capital I
  5.020%, 10/15/35                                             1,546        1,614
                                                                       ----------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                                               821          883
                                                                       ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $13,498)                                                             13,662
                                                                       ----------

                                                          NUMBER OF       VALUE
                                                            SHARES        (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
BlackRock Provident Institutional
  Funds - TempFund                                         1,236,818   $    1,237
Evergreen Prime Cash Management
  Money Market Fund                                           91,773           92
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,329)                                                               1,329
                                                                       ----------

TOTAL INVESTMENTS --- 98.6%
  (COST $42,381) (a)                                                       42,950

OTHER ASSETS IN EXCESS
  OF LIABILITES --- 1.4%                                                      595
                                                                       ----------
NET ASSETS APPLICABLE TO 4,119,081
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   43,545
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    10.57
                                                                       ==========

----------
++  IO - Interest Only Security
** Effective Yield

(a) At December 31, 2003, the cost for Federal income tax purposes was $42,381,097. Net unrealized appreciation was $569,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $722,885 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($153,759).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE CORE EQUITY FUND

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
ADVERTISING -- 0.7%
Omnicom Group, Inc.                                              800   $       70
                                                                       ----------
AEROSPACE & DEFENSE -- 2.3%
General Dynamics Corp.                                         1,200          108
United Technologies Corp.                                      1,300          123
                                                                       ----------
                                                                              231
                                                                       ----------
AUTOMOBILES & RELATED -- 3.2%
General Motors Corp.                                           1,750           93
Lear Corp.                                                     1,500           92
PACCAR, Inc.                                                   1,700          145
                                                                       ----------
                                                                              330
                                                                       ----------
BANKING -- 5.4%
Bank of America Corp.                                          1,600          129
Popular, Inc.                                                  1,000           45
SouthTrust Corp.                                               5,000          164
Wachovia Corp.                                                 2,000           93
Wells Fargo & Co.                                              2,000          118
                                                                       ----------
                                                                              549
                                                                       ----------
BROADCASTING/MEDIA -- 0.8%
Comcast Corp.*                                                 2,500           82
                                                                       ----------
CHEMICALS -- 0.4%
Du Pont (E.I.) De Nemours and Co.                              1,000           46
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.0%
Cisco Systems, Inc.*                                           8,500          206
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 5.8%
Electronic Arts, Inc.*                                         3,000          143
Microsoft Corp.                                               10,800          296
VERITAS Software Corp.*                                        4,000          149
                                                                       ----------
                                                                              588
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 3.9%
Dell, Inc.*                                                    4,500          153
Hewlett-Packard Co.                                            4,000           92
International Business Machines Corp.                          1,700          158
                                                                       ----------
                                                                              403
                                                                       ----------
CONSUMER PRODUCTS -- 3.2%
Altria Group, Inc.                                             2,000          109
Fortune Brands, Inc.                                           3,000          214
                                                                       ----------
                                                                              323
                                                                       ----------
COSMETICS & TOILETRIES -- 1.3%
Procter & Gamble Co.                                           1,300          130
                                                                       ----------
DIVERSIFIED OPERATIONS -- 4.0%
3M Co.                                                         1,000           85
General Electric Co.                                          10,500          324
                                                                       ----------
                                                                              409
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.8%
Analog Devices, Inc.                                           2,000           91
Intel Corp.                                                    7,500          242
Texas Instruments, Inc.                                        2,000           59
                                                                       ----------
                                                                              392
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 1.9%
Constellation Energy Group, Inc.                               2,100           82
Philadelphia Suburban Corp.                                    5,000          111
                                                                       ----------
                                                                              193
                                                                       ----------
FINANCE -- 11.1%
Ambac Financial Group, Inc.                                    1,500   $      104
American Express Co.                                           2,500          121
Capital One Financial Corp.                                    2,500          153
Citigroup, Inc.                                                5,500          267
Fidelity National Financial, Inc.                              1,300           50
Goldman Sachs Group, Inc.                                      1,000           99
J.P. Morgan Chase & Co.                                        2,500           92
Legg Mason, Inc.                                               2,000          154
MBNA Corp.                                                     4,000           99
                                                                       ----------
                                                                            1,139
                                                                       ----------
FOOD & BEVERAGES -- 2.7%
Coca-Cola Co.                                                  2,000          102
PepsiCo, Inc.                                                  2,500          117
SYSCO Corp.                                                    1,500           56
                                                                       ----------
                                                                              275
                                                                       ----------
INSTRUMENTS - CONTROLS -- 0.8%
PerkinElmer, Inc.                                              5,000           85
                                                                       ----------
INSURANCE -- 2.6%
American International Group, Inc.                             2,500          166
Safeco Corp.                                                   2,600          101
                                                                       ----------
                                                                              267
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 5.9%
Caterpillar, Inc.                                              2,500          208
Danaher Corp.                                                  2,500          229
Ingersoll-Rand Co.                                             2,500          170
                                                                       ----------
                                                                              607
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 6.3%
Amgen, Inc.*                                                   1,300           80
Bard (C.R.), Inc.                                              1,200           98
Chiron Corp.*                                                  1,000           57
Guidant Corp.                                                  3,000          181
St. Jude Medical, Inc.*                                        1,500           92
Zimmer Holdings, Inc.*                                         2,000          141
                                                                       ----------
                                                                              649
                                                                       ----------
METALS & MINING -- 1.4%
Newmont Mining Corp.                                           3,000          146
                                                                       ----------
OIL & GAS -- 6.2%
ChevronTexaco Corp.                                            1,300          112
Exxon Mobil Corp.                                              6,700          275
Marathon Oil Corp.                                             3,500          116
Occidental Petroleum Corp.                                     3,000          127
                                                                       ----------
                                                                              630
                                                                       ----------
PHARMACEUTICALS -- 6.4%
Bristol-Myers Squibb Co.                                       3,700          106
Johnson & Johnson                                              3,000          155
Merck & Co., Inc.                                              2,500          116
Pfizer, Inc.                                                   8,000          282
                                                                       ----------
                                                                              659
                                                                       ----------
RETAIL -- 9.8%
Dollar General Corp.                                           6,000          126
Federated Department Stores, Inc.                              1,500           71
Gap, Inc.                                                     10,000          232
Home Depot, Inc.                                               3,500          124
Penney (J.C.) Co., Inc.                                        2,500           66
Staples, Inc.*                                                 2,500           68

                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
RETAIL -- (CONTINUED)
Target Corp.                                                   2,000   $       77
Wal-Mart Stores, Inc.                                          4,400          233
                                                                       ----------
                                                                              997
                                                                       ----------
SERVICES - COMMERCIAL -- 1.0%
Fiserv, Inc.*                                                  2,500           99
                                                                       ----------
TELECOMMUNICATIONS -- 2.4%
Nextel Communications, Inc.*                                   5,000          140
Verizon Communications, Inc.                                   2,900          102
                                                                       ----------
                                                                              242
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 2.0%
FedEx Corp.                                                    1,500          101
Union Pacific Corp.                                            1,500          104
                                                                       ----------
                                                                              205
                                                                       ----------
TOTAL COMMON STOCKS
(COST $8,260)                                                               9,952
                                                                       ----------

SHORT-TERM INVESTMENTS -- 2.5%
BlackRock Provident Institutional
  Funds - TempCash                                           126,646          126
BlackRock Provident Institutional
  Funds - TempFund                                           126,645          127
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS
(COST $253)                                                                   253
                                                                       ----------
TOTAL INVESTMENTS --- 99.8%
  (COST $8,513) (a)                                                        10,205

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.2%                                                      18
                                                                       ----------
NET ASSETS APPLICABLE TO 1,615,971
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   10,223
                                                                       ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $     6.33
                                                                       ==========

----------
* Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $8,738,181. Net unrealized appreciation was $1,467,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,574,089 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($106,755).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE INDEX 500 FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.9%
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.                                8,982   $      140
Monster Worldwide, Inc.*                                       2,442           54
Omnicom Group, Inc.                                            4,116          359
                                                                       ----------
                                                                              553
                                                                       ----------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                                    18,223          768
General Dynamics Corp.                                         4,283          387
Lockheed Martin Corp.                                          9,767          502
Northrop Grumman Corp.                                         3,967          379
Raytheon Co.                                                   9,016          271
Rockwell Collins, Inc.                                         3,834          115
United Technologies Corp.                                     10,193          966
                                                                       ----------
                                                                            3,388
                                                                       ----------
AGRICULTURAL PRODUCTS -- 0.1%
Monsanto Co.                                                   5,675          163
                                                                       ----------
AUTOMOBILES & RELATED -- 1.1%
AutoNation, Inc.*                                              5,958          109
B.F. Goodrich Co.                                              2,547           76
Cooper Tire & Rubber Co.                                       1,599           34
DANA Corp.                                                     3,219           59
Delphi Automotive Systems Corp.                               12,137          124
Ford Motor Co.                                                39,666          635
General Motors Corp.                                          12,147          649
Genuine Parts Co.                                              3,768          125
Goodyear Tire & Rubber Co.                                     3,798           30
Harley-Davidson, Inc.                                          6,563          312
Navistar International Corp.*                                  1,488           71
PACCAR, Inc.                                                   2,527          215
Visteon Corp.                                                  2,832           29
                                                                       ----------
                                                                            2,468
                                                                       ----------
BANKING -- 6.6%
AmSouth Bancorp                                                7,605          186
Banc One Corp.                                                24,217        1,104
Bank of America Corp.                                         32,187        2,589
Bank of New York Co., Inc.                                    16,758          555
BB&T Corp.                                                    11,841          458
Charter One Financial, Inc.                                    4,822          167
Comerica, Inc.                                                 3,798          213
Fifth Third Bancorp                                           12,326          728
First Tennessee National Corp.                                 2,718          120
FleetBoston Financial Corp.                                   22,845          997
Golden West Financial Corp.                                    3,291          340
Huntington Bancshares, Inc.                                    4,958          112
KeyCorp                                                        9,079          266
Marshall & Ilsley Corp.                                        4,905          188
Mellon Financial Corp.                                         9,320          299
National City Corp.                                           13,169          447
North Fork Bancorp, Inc.                                       3,285          133
Northern Trust Corp.                                           4,773          221
PNC Financial Services Group                                   6,006          329
Regions Financial Corp.                                        4,812          179
SouthTrust Corp.                                               7,188          235
SunTrust Banks, Inc.                                           6,098          436
Union Planters Corp.                                           4,084          129
U.S. Bancorp                                                  41,782        1,244
Wachovia Corp.                                                28,676   $    1,336
Wells Fargo & Co.                                             36,654        2,158
Zions Bancorp                                                  1,946          119
                                                                       ----------
                                                                           15,288
                                                                       ----------
BROADCAST/MEDIA -- 2.9%
Clear Channel Communications, Inc.                            13,335          624
Comcast Corp.*                                                48,762        1,603
Gannett Co., Inc.                                              5,872          524
McGraw-Hill Cos., Inc.                                         4,150          290
Meredith Corp.                                                 1,086           53
Time Warner, Inc.*                                            97,954        1,762
Univision Communications, Inc.*                                6,986          277
Viacom, Inc.                                                  37,893        1,682
                                                                       ----------
                                                                            6,815
                                                                       ----------
BUILDING & REAL ESTATE -- 0.1%
KB Home                                                        1,004           73
Pulte Corp.                                                    1,344          126
                                                                       ----------
                                                                              199
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 0.7%
American Standard Cos., Inc.*                                  1,577          159
Centex Corp.                                                   1,346          145
Lowe's Cos., Inc.                                             17,034          943
Masco Corp.                                                   10,033          275
Vulcan Materials Co.                                           2,203          105
                                                                       ----------
                                                                            1,627
                                                                       ----------
CHEMICALS -- 1.4%
Air Products & Chemicals, Inc.                                 4,923          260
Ashland Oil, Inc.                                              1,486           66
Dow Chemical Co.                                              19,941          829
Du Pont (E.I.) De Nemours and Co.                             21,593          991
Eastman Chemical Co.                                           1,676           66
Ecolab, Inc.                                                   5,581          153
Englehard Corp.                                                2,717           81
Great Lakes Chemical Corp.                                     1,096           30
Hercules, Inc.*                                                2,402           29
PPG Industries, Inc.                                           3,681          236
Praxair, Inc.                                                  7,044          269
Rohm & Haas Co.                                                4,823          206
Sigma-Aldrich Corp.                                            1,502           86
                                                                       ----------
                                                                            3,302
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.8%
Ebay, Inc.*                                                   13,994          904
Symantec Corp.*                                                6,673          231
Yahoo!, Inc.*                                                 14,239          643
                                                                       ----------
                                                                            1,778
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.9%
Cisco Systems, Inc.*                                         149,547        3,632
International Game Technology, Inc.                            7,500          268
Network Appliance, Inc.*                                       7,474          154
Sun Microsystems, Inc.*                                       70,768          318
Symbol Technologies, Inc.                                      4,994           84
                                                                       ----------
                                                                            4,456
                                                                       ----------
COMPUTER - SERVICES & SOFTWARE -- 5.6%
Adobe Systems, Inc.                                            5,069          199
Autodesk, Inc.                                                 2,417           59
Automatic Data Processing, Inc.                               12,877          510

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMPUTER - SERVICES & SOFTWARE -- (CONTINUED)
BMC Software, Inc.*                                            4,901   $       91
Citrix Systems, Inc.*                                          3,555           75
Computer Associates International, Inc.                       12,544          343
Computer Sciences Corp.*                                       4,057          180
Compuware Corp.*                                               8,320           50
Deluxe Corp.                                                   1,094           45
Electronic Arts, Inc.*                                         6,452          308
Electronic Data Systems Corp.                                 10,406          255
EMC Corp.*                                                    52,060          673
First Data Corp.                                              15,788          649
International Flavors & Fragrances, Inc.                       2,028           71
Intuit, Inc.*                                                  4,299          228
Lexmark International, Inc.*                                   2,783          219
Mercury Interactive Corp.*                                     1,950           95
Microsoft Corp.                                              234,231        6,451
NCR Corp.*                                                     2,049           80
Novell, Inc.*                                                  8,089           85
Oracle Corp.*                                                113,225        1,495
Parametric Technology Corp.*                                   5,768           23
PeopleSoft, Inc.*                                              8,122          185
Siebel Systems, Inc.*                                         10,742          149
SunGard Data Systems, Inc.*                                    6,223          172
Unisys Corp.*                                                  7,157          106
VERITAS Software Corp.*                                        9,262          344
                                                                       ----------
                                                                           13,140
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 3.2%
Apple Computer, Inc.*                                          7,852          168
Dell, Inc.*                                                   55,466        1,884
Gateway, Inc.*                                                 7,027           32
Hewlett-Packard Co.                                           66,053        1,517
International Business Machines Corp.                         37,269        3,454
Pitney Bowes, Inc.                                             5,060          205
Xerox Corp.*                                                  17,154          237
                                                                       ----------
                                                                            7,497
                                                                       ----------
CONSUMER PRODUCTS -- 2.1%
Altria Group, Inc.                                            44,001        2,395
American Greetings Corp.*                                      1,439           31
Brunswick Corp.                                                1,982           63
Cendant Corp.*                                                21,949          489
Clorox Co.                                                     4,571          222
Fortune Brands, Inc.                                           3,159          226
Hasbro, Inc.                                                   3,779           80
Mattel, Inc.                                                   9,312          180
Maytag Corp.                                                   1,701           47
Newell Rubbermaid, Inc.                                        5,944          135
NIKE, Inc.                                                     5,684          389
Pall Corp.                                                     2,707           73
R.J. Reynolds Tobacco Holdings, Inc.                           1,833          107
Reebok International Ltd.                                      1,275           50
Tupperware Corp.                                               1,265           22
UST, Inc.                                                      3,592          128
V.F. Corp.                                                     2,340          101
Whirlpool Corp.                                                1,508          110
                                                                       ----------
                                                                            4,848
                                                                       ----------
CONTAINERS -- 0.1%
Ball Corp.                                                     1,220   $       73
Bemis Co., Inc.                                                1,150           57
Pactiv Corp.*                                                  3,406           81
Sealed Air Corp.*                                              1,840          100
                                                                       ----------
                                                                              311
                                                                       ----------
COSMETICS & TOILETRIES -- 2.3%
Alberto Culver Co.                                             1,273           80
Avon Products, Inc.                                            5,123          346
Colgate-Palmolive Co.                                         11,638          582
Gillette Co.                                                  21,917          805
Kimberly-Clark Corp.                                          10,928          646
Procter & Gamble Co.                                          28,091        2,806
                                                                       ----------
                                                                            5,265
                                                                       ----------
DIVERSIFIED OPERATIONS -- 4.8%
3M Co.                                                        17,002        1,446
Crane Co.                                                      1,287           39
Eaton Corp.                                                    1,646          178
Fluor Corp.                                                    1,777           70
General Electric Co.                                         217,516        6,739
Honeywell International, Inc.                                 18,674          624
Illinois Tool Works, Inc.                                      6,674          560
ITT Industries, Inc.                                           1,998          148
Leggett & Platt, Inc.                                          4,157           90
Textron, Inc.                                                  2,946          168
Tyco International Ltd.                                       43,306        1,148
                                                                       ----------
                                                                           11,210
                                                                       ----------
EDUCATION -- 0.1%
Apollo Group, Inc.*                                            3,820          260
                                                                       ----------
ELECTRIC COMPONENTS & SEMICONDUCTORS -- 4.5%
Advanced Micro Devices, Inc.*                                  7,551          113
Agilent Technologies, Inc.*                                   10,300          301
Altera Corp.*                                                  8,204          186
Analog Devices, Inc.                                           7,957          363
Applied Materials, Inc.*                                      36,028          809
Applied Micro Circuits Corp.*                                  6,650           40
Broadcom Corp.*                                                6,560          224
Intel Corp.                                                  141,503        4,556
Jabil Circuit, Inc.*                                           4,327          123
KLA-Tencor Corp.*                                              4,218          247
Linear Technology Corp.                                        6,767          285
LSI Logic Corp.*                                               8,211           73
Maxim Integrated Products, Inc.                                7,118          354
Micron Technology, Inc.*                                      13,227          178
Molex, Inc.                                                    4,123          144
National Semiconductor Corp.*                                  4,015          158
Novellus Systems, Inc.*                                        3,300          139
NVIDIA Corp.*                                                  3,513           82
PMC-Sierra, Inc.*                                              3,742           75
QLogic Corp.*                                                  2,046          106
Sanmina-SCI Corp.*                                            11,206          141
Solectron Corp.*                                              18,110          107
Tektronix, Inc.                                                1,831           58
Teradyne, Inc.*                                                4,145          105

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
ELECTRIC COMPONENTS & SEMICONDUCTORS -- (CONTINUED)
Texas Instruments, Inc.                                       37,490   $    1,102
Thomas & Betts Corp.*                                          1,266           29
Xilinx, Inc.*                                                  7,416          287
                                                                       ----------
                                                                           10,385
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 2.8%
AES Corp.*                                                    13,489          127
Allegheny Energy, Inc.*                                        2,750           35
Ameren Corp.                                                   3,518          162
American Electric Power Co., Inc.                              8,557          261
American Power Conversion Corp.                                4,301          105
Calpine Corp.*                                                 8,949           43
Centerpoint Energy, Inc.                                       6,630           64
Cinergy Corp.                                                  3,857          150
CMS Energy Corp.                                               3,490           30
Consolidated Edison, Inc.                                      4,884          210
Constellation Energy Group, Inc.                               3,623          142
Cooper Industries Ltd.                                         2,022          117
Dominion Resources, Inc.                                       7,027          449
DTE Energy Co.                                                 3,645          144
Duke Energy Corp.                                             19,659          402
Edison International                                           7,058          155
Emerson Electric Co.                                           9,115          590
Entergy Corp.                                                  4,956          283
Exelon Corp.                                                   7,084          470
FirstEnergy Corp.                                              7,145          251
FPL Group, Inc.                                                3,984          261
KeySpan Corp.                                                  3,445          127
NiSource, Inc.                                                 5,685          125
PG&E Corp.*                                                    8,984          249
Pinnacle West Capital Corp.                                    1,977           79
Power-One, Inc.*                                               1,803           20
PPL Corp.                                                      3,841          168
Progress Energy, Inc.                                          5,308          240
Public Service Enterprise Group, Inc.                          5,094          223
Southern Co.                                                  15,861          480
Teco Energy, Inc.                                              4,068           59
TXU Corp.                                                      7,016          166
Williams Cos., Inc.                                           11,225          110
Xcel Energy, Inc.                                              8,639          147
                                                                       ----------
                                                                            6,644
                                                                       ----------
ENTERTAINMENT & LEISURE -- 0.7%
Carnival Corp.                                                13,645          542
Harrah's Entertainment, Inc.                                   2,393          119
The Walt Disney Co.                                           44,308        1,034
                                                                       ----------
                                                                            1,695
                                                                       ----------
FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                           31,084          113
                                                                       ----------
FINANCE -- 9.0%
Ambac Financial Group, Inc.                                    2,314          160
American Express Co.                                          27,864        1,344
Bear Stearns Cos., Inc.                                        2,123          170
Capital One Financial Corp.                                    5,002          307
Charles Schwab Corp.                                          29,387          348
Citigroup, Inc.                                              111,752        5,424
Countrywide Financial Corp.                                    3,989          303
Equifax, Inc.                                                  3,012           74
Federal National Mortgage Association                         21,049        1,580
Federated Investors, Inc.                                      2,354   $       69
Franklin Resources, Inc.                                       5,437          283
Federal Home Loan Mortgage Corp.                              15,071          879
Goldman Sachs Group, Inc.                                     10,256        1,012
H&R Block, Inc.                                                3,862          214
Janus Capital Group, Inc.                                      5,213           86
John Hancock Financial Services, Inc.                          6,267          235
J.P. Morgan Chase & Co.                                       44,198        1,623
Lehman Brothers Holdings, Inc.                                 5,882          454
MBIA, Inc.                                                     3,122          185
MBNA Corp.                                                    27,678          688
Merrill Lynch & Co., Inc.                                     20,478        1,201
Moody's Corp.                                                  3,223          195
Morgan Stanley Dean Witter & Co.                              23,462        1,358
Paychex, Inc.                                                  8,167          304
Providian Financial Corp.*                                     6,287           73
Prudential Financial, Inc.                                    11,708          489
SLM Corp.                                                      9,766          368
State Street Corp.                                             7,240          377
Synovus Financial Corp.                                        6,537          189
T. Rowe Price Group, Inc.                                      2,697          128
Washington Mutual, Inc.                                       19,482          781
                                                                       ----------
                                                                           20,901
                                                                       ----------
FOOD & BEVERAGES -- 4.0%
Adolph Coors Co.                                                 788           44
Anheuser-Busch Cos., Inc.                                     17,650          930
Archer-Daniels Midland Co.                                    14,008          213
Brown-Forman Corp.                                             1,314          123
Campbell Soup Co.                                              8,889          238
Coca-Cola Co.                                                 53,107        2,695
Coca-Cola Enterprises, Inc.                                    9,854          216
ConAgra Foods, Inc.                                           11,631          307
General Mills, Inc.                                            8,088          366
Heinz (H.J.) Co.                                               7,622          278
Hershey Foods Corp.                                            2,818          217
Kellogg Co.                                                    8,841          337
McCormick & Co., Inc.                                          3,007           90
Pepsi Bottling Group, Inc.                                     5,692          138
PepsiCo, Inc.                                                 37,190        1,734
Safeway, Inc.*                                                 9,581          210
Sara Lee Corp.                                                17,120          372
SYSCO Corp.                                                   14,019          522
Wm. Wrigley Jr., Co.                                           4,868          273
                                                                       ----------
                                                                            9,303
                                                                       ----------
FOREST PRODUCTS -- 0.1%
Plum Creek Timber Co.                                          3,964          121
                                                                       ----------
HEALTHCARE -- 1.0%
HCA-The Healthcare Corp.                                      10,734          461
Humana, Inc.*                                                  3,489           80
IMS Health, Inc.                                               5,187          129
Manor Care, Inc.                                               1,931           67
McKesson Corp.                                                 6,312          203
Medco Health Solutions, Inc.*                                  5,855          199
Tenet Healthcare Corp.*                                       10,068          162
UnitedHealth Group, Inc.                                      12,708          739
WellPoint Health Networks, Inc.*                               3,291          319
                                                                       ----------
                                                                            2,359
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
HOTELS & RESORTS -- 0.2%
Hilton Hotels Corp.                                            8,218   $      141
Marriott International, Inc.                                   5,009          231
Starwood Hotels & Resorts Worldwide, Inc.                      4,381          158
                                                                       ----------
                                                                              530
                                                                       ----------
HUMAN RESOURCES -- 0.0%
Robert Half International, Inc.*                               3,709           87
                                                                       ----------
INSTRUMENTS - CONTROLS -- 0.3%
Johnson Controls, Inc.                                         1,956          227
Millipore Corp.*                                               1,057           45
Parker-Hannifin Corp.                                          2,568          153
PerkinElmer, Inc.                                              2,748           47
Thermo Electron Corp.*                                         3,527           89
Waters Corp.*                                                  2,630           87
                                                                       ----------
                                                                              648
                                                                       ----------
INSURANCE -- 4.3%
ACE Ltd.                                                       6,045          250
Aetna, Inc.                                                    3,305          223
AFLAC, Inc.                                                   11,109          402
Allstate Corp.                                                15,241          656
American International Group, Inc.                            56,496        3,744
Anthem, Inc.*                                                  2,995          225
Aon Corp.                                                      6,793          163
Chubb Corp.                                                    4,067          277
CIGNA Corp.                                                    3,043          175
Cincinnati Financial Corp.                                     3,475          145
Hartford Financial Services Group, Inc.                        6,128          362
Jefferson-Pilot Corp.                                          3,055          155
Lincoln National Corp.                                         3,855          156
Loews Corp.                                                    4,017          199
Marsh & McLennan Cos., Inc.                                   11,486          550
MetLife, Inc.                                                 16,467          554
MGIC Investment Corp.                                          2,132          121
Principal Financial Group, Inc.                                6,996          231
Progressive Corp.                                              4,679          391
SAFECO Corp.                                                   3,001          117
St. Paul Cos., Inc.                                            4,942          196
Torchmark Corp.                                                2,451          112
Travelers Property Casualty Corp.*                            21,767          369
UnumProvident Corp.                                            6,413          101
XL Capital Ltd.                                                2,973          231
                                                                       ----------
                                                                           10,105
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 0.9%
Black & Decker Corp.                                           1,684           83
Caterpillar, Inc.                                              7,522          625
Cummins, Inc.                                                    916           45
Danaher Corp.                                                  3,326          305
Deere & Co.                                                    5,199          338
Dover Corp.                                                    4,387          174
Ingersoll-Rand Co.                                             3,758          255
Rockwell Automation Corp.                                      4,038          144
Snap-On, Inc.                                                  1,262           41
Stanley Works                                                  1,755           66
                                                                       ----------
                                                                            2,076
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 3.1%
Amgen, Inc.*                                                  27,944   $    1,727
Bard (C.R.), Inc.                                              1,123           91
Bausch & Lomb, Inc.                                            1,135           59
Baxter International, Inc.                                    13,221          403
Becton, Dickinson & Co.                                        5,501          226
Biomet, Inc.                                                   5,538          202
Boston Scientific Corp.*                                      17,745          652
Cardinal Health, Inc.                                          9,378          574
Chiron Corp.*                                                  4,066          232
Genzyme Corp.*                                                 4,855          239
Guidant Corp.                                                  6,737          406
Health Management Associates, Inc.                             5,195          125
Medtronic, Inc.                                               26,257        1,276
Quest Diagnostics, Inc.                                        2,251          165
St. Jude Medical, Inc.*                                        3,737          229
Stryker Corp.                                                  4,321          367
Zimmer Holdings, Inc.*                                         5,238          369
                                                                       ----------
                                                                            7,342
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.                                                   18,746          712
Allegheny Technologies, Inc.                                   1,746           23
Freeport-McMoRan Copper & Gold, Inc.                           3,954          167
Nucor Corp.                                                    1,696           95
Phelps Dodge Corp.*                                            1,935          147
United States Steel Corp.                                      2,237           78
Worthington Industries, Inc.                                   1,865           34
                                                                       ----------
                                                                            1,256
                                                                       ----------
METALS & MINING -- 0.2%
Newmont Mining Corp.                                           9,359          455
                                                                       ----------
OFFICE SUPPLIES -- 0.1%
Avery Dennison Corp.                                           2,393          134
                                                                       ----------
OIL & GAS -- 5.7%
Amerada Hess Corp.                                             1,946          103
Anadarko Petroleum Corp.                                       5,435          277
Apache Corp.                                                   3,510          285
Baker Hughes, Inc.                                             7,253          233
BJ Services Co.*                                               3,428          123
Burlington Resources, Inc.                                     4,303          238
ChevronTexaco Corp.                                           23,156        2,001
ConocoPhillips                                                14,747          967
Devon Energy Corp.                                             5,037          288
Dynegy, Inc.                                                   8,166           35
El Paso Corp.                                                 13,175          108
EOG Resources, Inc.                                            2,493          115
Exxon Mobil Corp.                                            143,188        5,871
Halliburton Co.                                                9,489          247
Kerr-McGee Corp.                                               2,184          102
Kinder Morgan, Inc.                                            2,669          158
Marathon Oil Corp.                                             6,720          222
Nabors Industries Ltd.*                                        3,175          132
NICOR, Inc.                                                      953           32
Noble Corp.*                                                   2,898          104

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Occidental Petroleum Corp.                                     8,342   $      352
Peoples Energy Corp.                                             797           34
Rowan Cos., Inc.*                                              2,037           47
Schlumberger Ltd.                                             12,682          694
Sempra Energy                                                  4,900          147
Sunoco, Inc.                                                   1,673           86
Transocean, Inc.*                                              6,929          166
Unocal Corp.                                                   5,609          207
                                                                       ----------
                                                                           13,374
                                                                       ----------
PAPER & RELATED PRODUCTS -- 0.5%
Boise Cascade Corp.                                            1,873           61
Georgia-Pacific Corp.                                          5,505          169
International Paper Co.                                       10,408          449
Louisiana-Pacific Corp.*                                       2,293           41
MeadWestvaco Corp.                                             4,344          129
Temple-Inland, Inc.                                            1,175           74
Weyerhaeuser Co.                                               4,761          305
                                                                       ----------
                                                                            1,228
                                                                       ----------
PHARMACEUTICALS -- 8.2%
Abbott Laboratories                                           33,867        1,578
Allergan, Inc.                                                 2,825          217
AmerisourceBergen Corp.                                        2,424          136
Applera Corp. - Applied Biosystems Group                       4,506           93
Biogen Idec, Inc.*                                             7,096          261
Bristol-Myers Squibb Co.                                      42,010        1,201
Eli Lilly & Co.                                               24,325        1,711
Express Scripts, Inc.*                                         1,701          113
Forest Laboratories, Inc.*                                     7,920          489
Johnson & Johnson                                             64,299        3,322
King Pharmaceuticals, Inc.*                                    5,223           80
MedImmune, Inc.*                                               5,362          136
Merck & Co., Inc.                                             48,200        2,227
Pfizer, Inc.                                                 165,322        5,841
Schering-Plough Corp.                                         31,832          554
Watson Pharmaceuticals, Inc.*                                  2,338          107
Wyeth                                                         28,851        1,225
                                                                       ----------
                                                                           19,291
                                                                       ----------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
Eastman Kodak Co.                                              6,208          159
                                                                       ----------
PRINTING & PUBLISHING -- 0.3%
Donnelley (R.R.) & Sons Co.                                    2,461           74
Dow Jones & Co., Inc.                                          1,767           88
Knight-Ridder, Inc.                                            1,730          134
New York Times Co.                                             3,226          154
Tribune Co.                                                    6,764          349
                                                                       ----------
                                                                              799
                                                                       ----------
RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                       3,571           75
McDonald's Corp.                                              27,494          683
Starbucks Corp.*                                               8,472          280
Wendy's International, Inc.                                    2,468           97
Yum! Brands, Inc.*                                             6,372          219
                                                                       ----------
                                                                            1,354
                                                                       ----------
RETAIL -- 5.9%
Albertson's, Inc.                                              7,948          180
AutoZone, Inc.*                                                1,922          164
Bed Bath & Beyond, Inc.*                                       6,414   $      278
Best Buy Co., Inc.                                             7,010          366
Big Lots, Inc.*                                                2,532           36
Circuit City Stores-Circuit City Group                         4,537           46
Costco Wholesale Corp.*                                        9,916          369
CVS Corp.                                                      8,555          309
Dillard's, Inc.                                                1,804           30
Dollar General Corp.                                           7,300          153
Family Dollar Stores, Inc.                                     3,735          134
Federated Department Stores, Inc.                              3,916          185
Gap, Inc.                                                     19,406          450
Home Depot, Inc.                                              49,288        1,749
Jones Apparel Group, Inc.                                      2,736           96
Kohl's Corp.*                                                  7,365          331
Kroger Co.*                                                   16,141          299
Limited Brands                                                11,193          202
Liz Claiborne, Inc.                                            2,364           84
May Department Stores Co.                                      6,251          182
Nordstrom, Inc.                                                2,977          102
Office Depot, Inc.*                                            6,783          113
Penney (J.C.) Co., Inc.                                        5,914          155
Radio Shack Corp.                                              3,555          109
Sears, Roebuck & Co.                                           5,498          250
Sherwin-Williams Co.                                           3,157          110
Staples, Inc.*                                                10,726          293
SUPERVALU, Inc.                                                2,904           83
Target Corp.                                                  19,745          758
Tiffany & Co.                                                  3,176          144
TJX Cos., Inc.                                                10,902          240
Toys "R" Us, Inc.*                                             4,624           58
Walgreen Co.                                                  22,208          808
Wal-Mart Stores, Inc.                                         93,753        4,974
Winn Dixie Stores, Inc.                                        3,067           31
                                                                       ----------
                                                                           13,871
                                                                       ----------
SERVICES - COMMERCIAL -- 0.2%
Cintas Corp.                                                   3,699          185
Concord EFS, Inc.*                                            10,076          150
Convergys Corp.*                                               3,098           54
Fiserv, Inc.*                                                  4,198          166
                                                                       ----------
                                                                              555
                                                                       ----------
TELECOMMUNICATIONS -- 4.4%
ADC Telecommunications, Inc.*                                 17,435           52
ALLTEL Corp.                                                   6,760          315
Andrew Corp.*                                                  3,326           38
AT&T Corp.                                                    17,111          347
AT&T Wireless Services, Inc.*                                 58,804          470
Avaya, Inc.*                                                   9,026          117
BellSouth Corp.                                               40,035        1,133
CenturyTel, Inc.                                               3,123          102
CIENA Corp.*                                                  10,263           68
Citizens Communications Co.*                                   6,161           77
Comverse Technology, Inc.*                                     4,177           73
Corning, Inc.*                                                28,806          300
Lucent Technologies, Inc.*                                    90,845          258
Motorola, Inc.                                                50,426          709
Nextel Communications, Inc.*                                  23,819          668
QUALCOMM, Inc.                                                17,332          935

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Qwest Communications International, Inc.*                     38,306   $      166
SBC Communications, Inc.                                      71,719        1,870
Scientific-Atlanta, Inc.                                       3,289           90
Sprint Corp.                                                  19,582          322
Sprint Corp.-PCS Group*                                       22,422          126
Tellabs, Inc.*                                                 9,038           76
Verizon Communications, Inc.                                  59,823        2,099
                                                                       ----------
                                                                           10,411
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 1.6%
Burlington Northern Santa Fe Corp.                             8,041          260
CSX Corp.                                                      4,636          167
Delta Air Lines, Inc.                                          2,674           32
FedEx Corp.                                                    6,461          436
Norfolk Southern Corp.                                         8,457          200
Ryder Systems, Inc.                                            1,389           47
Sabre Holdings Corp.                                           3,107           67
Southwest Airlines Co.                                        17,052          275
Union Pacific Corp.                                            5,528          384
United Parcel Service, Inc.                                   24,354        1,816
                                                                       ----------
                                                                            3,684
                                                                       ----------
WASTE MANAGEMENT -- 0.2%
Allied Waste Industries, Inc.*                                 6,937           96
Waste Management, Inc.                                        12,617          374
                                                                       ----------
                                                                              470
                                                                       ----------
WHOLESALE DISTRIBUTOR -- 0.0%
Grainger (W.W.), Inc.                                          1,976           94
                                                                       ----------
TOTAL COMMON STOCKS
(COST $263,897)                                                           222,012
                                                                       ----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
APARTMENTS -- 0.1%
Apartment Investment & Management Co.                          2,040           70
Equity Residential Properties Trust                            5,967          176
                                                                       ----------
                                                                              246
                                                                       ----------
INDUSTRIAL -- 0.0%
Prologis                                                       3,897          125
                                                                       ----------
OFFICE PROPERTY -- 0.1%
Equity Office Properties Trust                                 8,660          248
                                                                       ----------
REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.                                     4,144          192
                                                                       ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $769)                                                                   811
                                                                       ----------

RIGHTS -- 0.0%
Seagate Tax Refund Rights *~
(COST $0)                                                      4,100            -
                                                                       ----------

SHORT-TERM INVESTMENTS -- 3.8%
BlackRock Provident Institutional
  Funds - TempCash
(COST $9,010)                                              9,009,562        9,009
                                                                       ----------

                                                              PAR         VALUE
                                                             (000)        (000)
---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. TREASURY BILLS
0.980%, 04/08/04 ^^                                       $       60   $       60
1.000%, 04/08/04 ^^                                              525          524
1.000%, 05/13/04 ^^                                              375          374
1.030%, 02/12/04 ^^                                              135          135
                                                                       ----------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $1,092)                                                               1,092
                                                                       ----------

TOTAL INVESTMENTS --- 99.5%
  (COST $274,768) (a)                                                     232,924

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 0.5%                                                   1,096
                                                                       ----------

NET ASSETS APPLICABLE TO 30,526,010
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $  234,020
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $     7.67
                                                                       ==========

----------
*Non-Income Producing Security
^^Market value held as collateral for the open futures contract.
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2003, the cost for Federal income tax purposes was $274,945,273. Net unrealized depreciation was ($42,020,904). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,254,730 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($70,275,634).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MID CAP GROWTH FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
ADVERTISING -- 1.4%
Interpublic Group of Cos., Inc.*                              33,890   $      529
Monster Worldwide, Inc.*                                      17,630          387
                                                                       ----------
                                                                              916
                                                                       ----------
AEROSPACE & DEFENSE -- 0.5%
Axis Capital Holdings Ltd.                                     9,960          292
                                                                       ----------
AUTOMOBILES & RELATED -- 0.6%
Navistar International Corp.*+                                 8,750          419
                                                                       ----------
BANKING -- 2.0%
Investors Financial Services Corp.+                           16,750          643
Silicon Valley Bancshares*                                     8,030          290
Sovereign Bancorp, Inc.                                       14,810          352
                                                                       ----------
                                                                            1,285
                                                                       ----------
BROADCAST/MEDIA -- 1.8%
Univision Communications, Inc.*+                              16,190          643
XM Satellite Radio Holdings, Inc.*                            19,660          518
                                                                       ----------
                                                                            1,161
                                                                       ----------
CHEMICALS -- 1.7%
Air Products & Chemicals, Inc.                                 7,000          370
Ecolab, Inc.                                                  26,030          712
                                                                       ----------
                                                                            1,082
                                                                       ----------
COMPUTER - INTERNET - COMMUNICATIONS -- 0.7%
Sina Corp.*                                                   13,910          469
                                                                       ----------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 4.0%
CheckFree Corp.*                                              15,060          416
CNET Networks, Inc.*                                          71,540          488
Lexar Media, Inc.*                                            23,930          417
Macromedia, Inc.*                                             15,000          268
Red Hat, Inc.*                                                18,040          339
VeriSign, Inc.*+                                              43,570          710
                                                                       ----------
                                                                            2,638
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 3.3%
International Game Technology, Inc.+                          22,060          787
NetScreen Technologies, Inc.*                                 18,790          465
Polycom, Inc.*                                                22,750          444
UNOVA, Inc.*                                                  18,330          421
                                                                       ----------
                                                                            2,117
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 6.2%
Adobe Systems, Inc.+                                          20,250          796
Citrix Systems, Inc.*                                         14,880          315
Electronic Arts, Inc.*+                                       14,220          679
Mercury Interactive Corp.*+                                   11,710          569
Pixar, Inc.*                                                   4,340          301
Siebel Systems, Inc.*+                                        42,080          584
SunGard Data Systems, Inc.*                                   29,000          804
                                                                       ----------
                                                                            4,048
                                                                       ----------
CONSUMER PRODUCTS -- 0.4%
Leapfrog Enterprises, Inc.*+                                   9,620          255
                                                                       ----------
CONTAINERS -- 0.5%
Crown Holdings, Inc.*                                         38,080          345
                                                                       ----------
DIVERSIFIED OPERATIONS -- 1.6%
Eaton Corp.                                                    4,480          484
Fisher Scientific International, Inc.*+                       13,660          565
                                                                       ----------
                                                                            1,049
                                                                       ----------
EDUCATION -- 0.5%
Education Management Corp.*+                                   9,940          309
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 12.7%
Agere Systems, Inc. Class A*                                 143,080   $      436
AU Optronics Corp.+                                           25,180          300
Fairchild Semiconductor International, Inc.*                  21,110          527
FormFactor, Inc.*                                             19,090          378
Integrated Device Technology, Inc.*                           30,170          518
KLA-Tencor Corp.*+                                            11,380          668
Lam Research Corp.*+                                          35,350        1,142
Marvell Technology Group Ltd.*                                 7,150          271
Molex, Inc.+                                                  15,150          529
National Semiconductor Corp.*+                                16,300          642
Novellus Systems, Inc.*                                       17,290          727
PMC-Sierra, Inc.*+                                            25,110          506
Sanmina-SCI Corp.*                                            58,330          736
Silicon Laboratories, Inc.*                                    9,170          396
Vishay Intertechnology, Inc.*+                                21,150          484
                                                                       ----------
                                                                            8,260
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 0.5%
AES Corp.*                                                    33,650          318
                                                                       ----------
ENTERTAINMENT & LEISURE -- 1.7%
Marvel Enterprises, Inc.*+                                    20,130          586
Royal Caribbean Cruises Ltd.+                                 15,390          535
                                                                       ----------
                                                                            1,121
                                                                       ----------
FINANCE -- 4.9%
Ameritrade Holding Corp.*                                     59,960          844
Jefferies Group, Inc.                                          7,340          242
Legg Mason, Inc.+                                             10,200          787
Providian Financial Corp.*                                    27,340          318
SEI Investments Co.                                           17,970          548
T. Rowe Price Group, Inc.+                                     9,610          456
                                                                       ----------
                                                                            3,195
                                                                       ----------
FOOD & BEVERAGES -- 1.0%
Dean Foods Co.*                                               12,050          396
Flowers Foods, Inc.                                            8,520          220
                                                                       ----------
                                                                              616
                                                                       ----------
HEALTHCARE -- 1.5%
Community Health Systems, Inc.*                               10,670          284
PacifiCare Health Systems, Inc.*+                              5,630          381
Universal Health Services, Inc.*+                              5,800          312
                                                                       ----------
                                                                              977
                                                                       ----------
HOTELS & GAMING -- 0.6%
MGM Mirage*                                                    9,810          369
                                                                       ----------
HOTELS & RESORTS -- 1.7%
Marriott International, Inc.+                                 10,050          464
Starwood Hotels & Resorts Worldwide, Inc.                     18,030          649
                                                                       ----------
                                                                            1,113
                                                                       ----------
HUMAN RESOURCES -- 0.7%
Manpower, Inc.+                                               10,290          484
                                                                       ----------
INSURANCE -- 2.4%
Aetna, Inc.                                                    7,600          514
Mid Atlantic Medical Services, Inc.*                          10,240          663
Radian Group, Inc.                                             8,150          397
                                                                       ----------
                                                                            1,574
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 1.9%
Cummins, Inc.                                                  9,110          446
SPX Corp.*                                                     5,850          344
Zebra Technologies Corp.- Class A*                             7,140          474
                                                                       ----------
                                                                            1,264
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
MANUFACTURING -- 1.1%
Gen-Probe, Inc.*                                              19,400   $      708
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 7.9%
Celgene Corp.*                                                13,710          617
Chiron Corp.*                                                  9,810          559
Coventry Health Care, Inc.*                                    4,830          312
DENTSPLY International, Inc.                                   5,445          246
Henry Schein, Inc.*                                           10,890          736
INAMED Corp.*                                                  8,010          385
Invitrogen Corp.*+                                             7,260          508
Patterson Dental Co.*+                                         6,500          417
Varian Medical Systems, Inc.*                                  6,210          429
Zimmer Holdings, Inc.*                                        13,130          924
                                                                       ----------
                                                                            5,133
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 1.0%
Phelps Dodge Corp.*+                                           8,130          619
                                                                       ----------
METALS & MINING -- 1.0%
Freeport-McMoRan Copper & Gold, Inc.+                         15,450          651
                                                                       ----------
OIL & GAS -- 3.0%
Chesapeake Energy Corp.+                                      25,120          341
Nabors Industries Ltd.*+                                       6,380          264
Smith International, Inc.*+                                   11,150          463
Williams Cos., Inc.+                                          40,700          400
XTO Energy, Inc.+                                             17,700          501
                                                                       ----------
                                                                            1,969
                                                                       ----------
PHARMACEUTICALS -- 6.7%
AmerisourceBergen Corp.                                        6,160          346
Caremark Rx, Inc.*                                            27,320          692
IVAX Corp.*                                                   22,930          547
Medicis Pharmaceutical Corp.+                                  6,760          482
Neurocrine Biosciences, Inc.*                                  7,110          388
Omnicare, Inc.+                                               11,080          447
Pharmaceutical Resources, Inc.*+                               8,450          551
Taro Pharmaceutical Industries Ltd.*                           7,460          481
Watson Pharmaceuticals, Inc.*+                                 8,490          391
                                                                       ----------
                                                                            4,325
                                                                       ----------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.5%
Cymer, Inc.*                                                   7,500          346
                                                                       ----------
RESTAURANTS -- 3.4%
Cheesecake Factory, Inc.*                                     12,720          560
RARE Hospitality International, Inc.*                         11,400          279
Ruby Tuesday, Inc.                                            11,890          339
Starbucks Corp.*+                                             30,220          999
                                                                       ----------
                                                                            2,177
                                                                       ----------
RETAIL -- 6.8%
Cdw Corp.+                                                    16,330          943
Chico's FAS, Inc.*+                                           17,910          662
Coach, Inc.*+                                                 17,160          648
Cost Plus, Inc.*                                               8,330          341
Nbty, Inc.*                                                   15,440          414
Rite Aid Corp.*+                                              62,700          379
Tiffany & Co.+                                                13,320          602
Williams-Sonoma, Inc.*                                        13,310          463
                                                                       ----------
                                                                            4,452
                                                                       ----------
SERVICES - COMMERCIAL -- 3.1%
Alliance Data Systems Corp.*                                  17,540          486
Cintas Corp.                                                   8,530          428
Fiserv, Inc.*+                                                16,220   $      641
Tetra Tech, Inc.*                                             18,290          454
                                                                       ----------
                                                                            2,009
                                                                       ----------
TELECOMMUNICATIONS -- 6.5%
ADTRAN, Inc.                                                  12,250          380
Avaya, Inc.*                                                  25,620          332
CIENA Corp.*                                                  78,360          520
Comverse Technology, Inc.*                                    46,980          826
Corning, Inc.*                                                52,790          551
Sonus Networks, Inc.*                                         73,870          558
Time Warner Telecom, Inc.*                                    30,750          311
Western Wireless Corp.*+                                      14,290          262
Wireless Facilities, Inc.*                                    29,770          442
                                                                       ----------
                                                                            4,182
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 1.3%
AirTran Holdings, Inc.*                                       22,090          263
Expeditors International of Washington, Inc.                   7,380          278
Gatx Corp.                                                    11,680          327
                                                                       ----------
                                                                              868
                                                                       ----------
WASTE MANAGEMENT -- 0.7%
Allied Waste Industries, Inc.*+                               34,370          477
                                                                       ----------

TOTAL COMMON STOCKS
(COST $50,678) (a)                                                         63,592
                                                                       ----------

SHORT-TERM INVESTMENTS -- 5.8%
BlackRock Provident Institutional
  Funds - TempCash                                         3,392,778        3,393
RBB Sansom Street Fund Money
  Market Portfolio                                           396,781          397
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $3,790)                                                               3,790
                                                                       ----------

TOTAL INVESTMENTS --- 103.6%
  (COST $54,468) (a)                                                       67,382

                                                              PAR
                                                             (000)
---------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 41.0%
American Express Credit Corp. VAR RT
  1.144%, 01/22/04                                        $      190          190
Bear Stearns & Co. CP VAR RT
  1.120%, 01/02/04                                               678          678
Bear Stearns & Co. CP VAR RT
  1.120%, 01/02/04                                               833          833
CIBC NY VAR RT
  1.111%, 01/29/04                                                25           25
Cancarra ABCP
  1.110%, 01/12/04                                               942          942
Chase Manhattan Bank TD
  0.875%, 01/02/04                                               491          491
Concord Minute Men ABCP
  1.130%, 02/09/04                                               157          157
GE Capital FRN
  1.130%, 01/02/04                                               407          407
Institutional Money Market Trust
  1.075%, 01/02/04                                            11,284       11,284
Monument Global FRN
  1.141%, 01/29/04                                               267          267

                                                              PAR         VALUE
                                                             (000)        (000)
---------------------------------------------------------------------------------
Morgan Stanley Corp. VAR RT
  1.030%, 01/02/04                                        $      215   $      215
Morgan Stanley Corp. VAR RT
  1.080%, 01/02/04                                               132          132
Morgan Stanley Corp. FRN
  1.030%, 01/02/04                                               613          613
Natexis Banques FRN
  1.035%, 01/02/04                                               589          589
Natexis Banques FRN
  1.100%, 01/02/04                                             1,444        1,444
Societe Generale FRN
  1.075%, 01/02/04                                             1,975        1,975
Tannehill ABCP
  1.100%, 01/08/04                                             1,377        1,377
Tannehill FDG ABCP
  1.110%, 01/13/04                                               465          465
Tulip FDG ABCP
  1.100%, 01/21/04                                               310          310
West LB AG FRN
  1.111%, 01/23/04                                               556          556
West LB AG FRN
  1.111%, 01/29/04                                             1,129        1,129
West LB AG FRN
  1.130%, 01/09/04                                             1,421        1,421
Merrill Lynch FRN
  1.130%, 01/02/04                                               913          913
UBS Bank TD
  0.937%, 01/02/04                                               285          285
                                                                       ----------

TOTAL SECURITIES LENDING COLLATERAL
(COST $26,698)                                                             26,698
                                                                       ----------

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(44.6%)                                                (29,028)
                                                                       ----------

NET ASSETS APPLICABLE TO 10,274,456
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                         65,052
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $     6.33
                                                                       ==========

* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2003. ABCP-Asset Backed Comercial Paper (Backed by a bank letter of credit)
CP VAR RT- Comercial Paper Variable Rate Note
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $54,743,841. Net unrealized depreciation was $12,637,945. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,158,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($521,049).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE MID CAP VALUE FUND



                                                            NUMBER       VALUE
                                                          OF SHARES      (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
AUTOMOBILES & RELATED -- 4.0%
BorgWarner, Inc.+                                             16,800   $    1,429
Lear Corp.                                                    30,000        1,840
                                                                       ----------
                                                                            3,269
                                                                       ----------
BANKING -- 11.0%
Charter One Financial, Inc.                                   55,000        1,900
First Tennessee National Corp.                                43,800        1,932
IndyMac Mortgage Holdings, Inc.+                              55,600        1,656
North Fork Bancorp, Inc.                                      32,300        1,307
SouthTrust Corp.                                              24,400          799
TCF Financial Corp.                                           25,000        1,284
                                                                       ----------
                                                                            8,878
                                                                       ----------
BUILDING PRODUCTS & SUPPLIES -- 1.0%
American Standard Cos., Inc.*                                  7,900          796
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 1.7%
Computer Associates International, Inc.+                      50,700        1,386
                                                                       ----------
CONSUMER PRODUCTS -- 4.5%
Brunswick Corp.+                                              25,500          812
Reebok International Ltd.                                     25,700        1,011
V.F. Corp.                                                    42,600        1,842
                                                                       ----------
                                                                            3,665
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 2.5%
Equitable Resources, Inc.                                     23,100          991
PPL Corp.+                                                    23,700        1,037
                                                                       ----------
                                                                            2,028
                                                                       ----------
FINANCE -- 7.6%
Ambac Financial Group, Inc.                                   23,600        1,638
Bear Stearns Cos., Inc.                                       18,100        1,447
CIT Group, Inc.                                               23,300          838
Federated Investors, Inc.                                     21,100          619
GreenPoint Financial Corp.                                    46,650        1,648
                                                                       ----------
                                                                            6,190
                                                                       ----------
FOOD & BEVERAGES -- 5.5%
Constellation Brands, Inc.*                                   62,400        2,055
Del Monte Foods Co.*                                         112,300        1,168
Fresh Del Monte Produce, Inc.+                                51,100        1,218
                                                                       ----------
                                                                            4,441
                                                                       ----------
HEALTHCARE -- 8.1%
Oxford Health Plans, Inc.*+                                   45,200        1,966
Triad Hospitals, Inc.*                                        61,000        2,029
Universal Health Services, Inc.+                              24,800        1,332
Wellchoice, Inc.*                                             35,300        1,218
                                                                       ----------
                                                                            6,545
                                                                       ----------
HUMAN RESOURCES -- 2.3%
Manpower, Inc.+                                               39,900        1,878
                                                                       ----------
INSTRUMENTS - CONTROLS -- 1.3%
Johnson Controls, Inc.                                         8,800        1,022
                                                                       ----------
INSURANCE -- 13.0%
Anthem, Inc.*+                                                20,000        1,500
Loews Corp.                                                   25,200        1,246
PartnerRe Ltd.                                                24,400        1,416
PMI Group The, Inc.+                                          40,400        1,504
Radian Group, Inc.                                            38,400        1,872
RenaissanceRe Holdings Ltd.+                                  38,600   $    1,893
XL Capital Ltd.+                                              14,500        1,124
                                                                       ----------
                                                                           10,555
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 2.0%
SPX Corp.*+                                                   27,300        1,606
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 4.1%
DaVita, Inc.*                                                 31,300        1,221
Laboratory Corp. of America Holdings*+                        30,400        1,123
Quest Diagnostics, Inc.*+                                     13,200          965
                                                                       ----------
                                                                            3,309
                                                                       ----------
OIL & GAS -- 11.4%
Apache Corp.+                                                  5,168          419
EOG Resources, Inc.                                           29,000        1,339
Murphy Oil Corp.+                                              6,500          425
Pepco Holdings Inc.+                                          20,800          406
Pioneer Natural Resources Co.*                                51,800        1,654
Sunoco, Inc.+                                                 34,000        1,739
Talisman Energy, Inc.                                         27,200        1,540
XTO Energy, Inc.+                                             59,766        1,691
                                                                       ----------
                                                                            9,213
                                                                       ----------
PHARMACEUTICALS -- 1.5%
Omnicare, Inc.                                                30,200        1,220
                                                                       ----------
RESTAURANTS -- 1.5%
Darden Restaurants, Inc.                                      59,200        1,246
                                                                       ----------
RETAIL -- 7.6%
Foot Locker, Inc.+                                            59,400        1,393
Liz Claiborne, Inc.                                           39,700        1,408
May Department Stores Co.+                                     9,900          288
Office Depot, Inc.*+                                          26,200          438
Payless ShoeSource, Inc.*                                     47,300          634
Pier 1 Imports, Inc.                                          58,400        1,277
Regis Corp.                                                   18,100          715
                                                                       ----------
                                                                            6,153
                                                                       ----------
TEXTILES & APPAREL -- 1.5%
Mohawk Industries, Inc.*                                      16,700        1,178
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 5.5%
Canadian National Railway Co.                                 13,100          828
CNF, Inc.                                                     35,700        1,210
Teekay Shipping Corp.                                         25,400        1,449
Viad Corp.                                                    40,200        1,005
                                                                       ----------
                                                                            4,492
                                                                       ----------
TOTAL COMMON STOCKS
(COST $65,047)                                                             79,070
                                                                       ----------

SHORT-TERM INVESTMENTS -- 2.5%
BlackRock Provident Institutional
  Funds - Fed Fund                                         1,009,659        1,010
BlackRock Provident Institutional
  Funds - T-Fund                                           1,009,659        1,009
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $2,019)                                                               2,019
                                                                       ----------

                                                                          VALUE
                                                                          (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS --- 100.1%
  (COST $67,066)(a)                                                    $   81,089

                                                              PAR
                                                             (000)
---------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 29.0%
Amex Centurion Bank FRN
  1.131%, 01/29/04                                        $    1,052        1,052
Bear Stearns & Co. CP VAR RT
  1.120%, 01/02/04                                             1,251        1,251
Chase Manhattan Bank TD
  0.875%, 01/02/04                                               258          258
Goldman Sachs VAR RT
  1.140%, 01/06/04                                             1,348        1,348
Institutional Money Market Trust
  1.075%, 01/02/04                                            15,808       15,808
Merrill Lynch FRN
  1.130%, 01/02/04                                               260          260
Merrill Lynch Master Note VAR RT
  1.130%, 01/02/04                                               527          527
Morgan Stanley Corp. VAR RT
  1.080%, 01/02/04                                               388          388
Morgan Stanley FRN
  1.030%, 01/02/04                                               274          274
Natexis Banques FRN
  1.100%, 01/02/04                                             1,431        1,431
Soc Gen FRN
  1.075%, 01/02/04                                               759          759
UBS Bank TD
  0.937%, 01/02/04                                                98           98
West Lb Ag FRN
  1.111%, 01/29/04                                                42           42

TOTAL SECURITIES LENDING COLLATERAL
(COST $23,496)                                                             23,496
                                                                       ----------

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (29.1%)                                             (23,543)
                                                                       ----------

NET ASSETS APPLICABLE TO 6,208,939
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   81,042
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    13.05
                                                                       ==========

----------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2003 CP VAR RT - Commercial Paper Variable Rate Note
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate Note

(a) At December 31, 2003, the cost for Federal income tax purposes was $67,225,470. Net unrealized appreciation was $13,863,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,322,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($459,276).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE LARGE CAP GROWTH FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 91.7%
ADVERTISING -- 0.3%
Omnicom Group, Inc.                                              500   $       44
                                                                       ----------
AEROSPACE & DEFENSE -- 2.6%
Boeing Co.                                                     1,200           51
Lockheed Martin Corp.                                          4,300          221
United Technologies Corp.                                      1,500          142
                                                                       ----------
                                                                              414
                                                                       ----------
AUTOMOBILES & RELATED -- 0.5%
Delphi Automotive Systems Corp.                                4,900           50
Harley-Davidson, Inc.                                            600           29
                                                                       ----------
                                                                               79
                                                                       ----------
BANKING -- 3.2%
Bank of America Corp.                                          1,900          152
Bank of New York Co., Inc.                                     2,500           83
Fifth Third Bancorp                                            3,700          219
Wells Fargo & Co.                                              1,100           65
                                                                       ----------
                                                                              519
                                                                       ----------
BROADCAST/MEDIA -- 0.7%
Clear Channel Communications, Inc.                               700           33
Univision Communications, Inc.*                                2,015           80
                                                                       ----------
                                                                              113
                                                                       ----------
CHEMICALS -- 0.4%
Dow Chemical Co.                                               1,500           62
                                                                       ----------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.8%
Cisco Systems, Inc.*                                          10,400          253
Seagate Technology                                            10,200          192
                                                                       ----------
                                                                              445
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 8.4%
Affiliated Computer Services, Inc.*                            3,200          174
Automatic Data Processing, Inc.                                1,600           63
Check Point Software Technologies Ltd.*                        2,500           42
Computer Associates International, Inc.                        4,000          110
Computer Sciences Corp.*                                         600           27
Electronic Arts, Inc.*                                         1,300           62
First Data Corp.                                               3,000          123
Lexmark International, Inc.*                                   1,500          118
Microsoft Corp.                                               22,400          617
Oracle Corp.*                                                  1,800           24
                                                                       ----------
                                                                            1,360
                                                                       ----------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Dell, Inc.*                                                    4,800          163
International Business Machines Corp.                          1,300          120
                                                                       ----------
                                                                              283
                                                                       ----------
CONSUMER PRODUCTS -- 1.2%
Altria Group, Inc.                                             3,700          201
                                                                       ----------
COSMETICS & TOILETRIES -- 3.2%
Colgate-Palmolive Co.                                          4,700          235
Kimberly-Clark Corp.                                           1,800          106
Procter & Gamble Co.                                           1,700          170
                                                                       ----------
                                                                              511
                                                                       ----------
DIVERSIFIED OPERATIONS -- 4.7%
3M Co.                                                         1,600          136
General Electric Co.                                          19,900          616
                                                                       ----------
                                                                              752
                                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.8%
Agilent Technologies, Inc.*                                    3,700   $      108
Applied Materials, Inc.*                                       2,800           63
Intel Corp.                                                    1,700           55
KLA-Tencor Corp.*                                                700           41
Linear Technology Corp.                                          800           34
Novellus Systems, Inc.*                                        1,000           42
Texas Instruments, Inc.                                        1,600           47
Xilinx, Inc.*                                                  1,500           58
                                                                       ----------
                                                                              448
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 1.7%
American Electric Power Co., Inc.                              2,800           86
DTE Energy Co.                                                 3,000          118
Emerson Electric Co.                                             700           45
Royal Dutch Petroleum Co. ADR                                    400           21
                                                                       ----------
                                                                              270
                                                                       ----------
FINANCE -- 7.0%
CIT Group, Inc.                                                2,600           93
Citigroup, Inc.                                                2,900          141
Countrywide Financial Corp.                                    2,800          213
Federal Home Loan Mortgage Corp.                               3,700          216
Federal National Mortgage Association                          1,800          135
Goldman Sachs Group, Inc.                                        600           59
MBIA, Inc.                                                     1,900          113
MBNA Corp.                                                     1,600           40
Paychex, Inc.                                                  1,000           37
Washington Mutual, Inc.                                        2,200           88
                                                                       ----------
                                                                            1,135
                                                                       ----------
FOOD & BEVERAGES -- 2.6%
Anheuser-Busch Cos., Inc.                                        800           42
Coca-Cola Co.                                                  2,600          132
PepsiCo, Inc.                                                  2,800          131
Sara Lee Corp.                                                 5,500          119
                                                                       ----------
                                                                              424
                                                                       ----------
HEALTHCARE -- 2.8%
HCA-The Healthcare Corp.                                       2,900          125
LifePoint Hospitals, Inc.*                                     1,900           56
McKesson Corp.                                                 1,500           48
Triad Hospitals, Inc.*                                         3,400          113
Universal Health Services, Inc.                                2,100          113
                                                                       ----------
                                                                              455
                                                                       ----------
HUMAN RESOURCES -- 0.2%
Robert Half International, Inc.                                1,300           30
                                                                       ----------
INSTRUMENTS - CONTROLS -- 0.5%
Mettler-Toledo International, Inc.*                            1,200           51
Waters Corp.*                                                  1,000           33
                                                                       ----------
                                                                               84
                                                                       ----------
INSURANCE -- 3.3%
American International Group, Inc.                             1,800          119
Arthur J. Gallagher & Co.                                      1,000           32
Berkshire Hathaway, Inc.*                                         12           34
CIGNA Corp.*                                                     200           11
Marsh & McLennan Cos., Inc.                                    5,500          263
PMI Group The, Inc.                                            1,800           67
                                                                       ----------
                                                                              526
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- 2.2%
Amgen, Inc.*                                                   1,200   $       74
Boston Scientific Corp.*                                       1,000           37
Cardinal Health, Inc.                                            400           24
Guidant Corp.                                                    600           36
Medtronic, Inc.                                                3,800          185
                                                                       ----------
                                                                              356
                                                                       ----------
OIL & GAS -- 3.6%
Anadarko Petroleum Corp.                                         700           36
Devon Energy Corp.                                             3,000          172
Exxon Mobil Corp.                                              7,500          306
GlobalSantaFe Corp.                                            1,200           30
Schlumberger Ltd.                                                600           33
                                                                       ----------
                                                                              577
                                                                       ----------
PHARMACEUTICALS -- 17.5%
Abbott Laboratories                                            2,800          131
AmerisourceBergen Corp.                                        3,300          185
Biogen Idec, Inc.*                                             2,400           88
Bristol-Myers Squibb Co.                                       2,200           63
Eli Lilly & Co.                                                2,000          141
Forest Laboratories, Inc.*                                     3,700          229
Gilead Sciences, Inc.*                                         1,000           58
Johnson & Johnson                                              9,200          475
King Pharmaceuticals, Inc.*                                   10,200          156
Merck & Co., Inc.                                              6,500          300
Pfizer, Inc.                                                  20,060          709
Schering-Plough Corp.                                          4,900           85
Shire Pharmaceuticals Group ADR*                               2,000           58
Wyeth                                                          3,300          140
                                                                       ----------
                                                                            2,818
                                                                       ----------
PRINTING & PUBLISHING -- 0.7%
New York Times Co.                                             1,500           72
Tribune Co.                                                      900           46
                                                                       ----------
                                                                              118
                                                                       ----------
RESTAURANTS -- 2.1%
Brinker International, Inc.*                                   2,600           86
Darden Restaurants, Inc.                                       3,700           78
Jack in the Box, Inc.*                                         3,400           73
McDonald's Corp.                                               3,900           97
                                                                       ----------
                                                                              334
                                                                       ----------
RETAIL -- 9.2%
AutoZone, Inc.*                                                1,200          102
CVS Corp.                                                      2,100           76
Dillard's, Inc.                                                2,500           41
Dollar Tree Stores, Inc.*                                      6,000          180
Family Dollar Stores, Inc.                                     4,300          154
Kohl's Corp.*                                                  3,800          171
Rent-A-Center, Inc.*                                           1,500           45
Ross Stores, Inc.                                              2,800           74
Target Corp.                                                     900           35
Tuesday Morning Corp.*                                         2,500           76
Walgreen Co.                                                   1,600           58
Wal-Mart Stores, Inc.                                          8,900          472
                                                                       ----------
                                                                            1,484
                                                                       ----------
SERVICES - COMMERCIAL -- 1.0%
Accenture Ltd.*                                                1,500           40
Cendant Corp.*                                                 4,500          100
Concord EFS, Inc.                                              1,000           15
                                                                       ----------
                                                                              155
                                                                       ----------
TELECOMMUNICATIONS -- 4.0%
AT&T Corp.                                                     6,300   $      128
BellSouth Corp.                                                1,400           40
Cox Communications, Inc. Class A*                                700           24
Motorola, Inc.                                                 5,000           70
Nokia Corp. ADR                                                9,000          153
QUALCOMM, Inc.                                                 1,000           54
SBC Communications, Inc.                                       1,700           45
Verizon Communications, Inc.                                   3,600          126
                                                                       ----------
                                                                              640
                                                                       ----------
TOBACCO -- 0.2%
Loews Corp.- Carolina Group                                    1,500           38
                                                                       ----------
TRANSPORTATION & RELATED SERVICES -- 0.5%
Expeditors International of Washington, Inc.                   1,400           53
United Parcel Service, Inc.                                      400           30
                                                                       ----------
                                                                               83
                                                                       ----------
TOTAL COMMON STOCKS
(COST $12,960)                                                             14,758
                                                                       ----------

SHORT-TERM INVESTMENTS -- 7.0%
BlackRock Provident Institutional
  Funds - TempCash                                           562,960          563
BlackRock Provident Institutional
  Funds - TempFund                                           562,960          563
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $1,126)                                                               1,126
                                                                       ----------

                                                              PAR         VALUE
                                                             (000)        (000)
---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.1%
U.S. Treasury Bill 0.930%**, 01/02/04
(COST $500)                                               $      500          500
                                                                       ----------

TOTAL INVESTMENTS --- 101.8%
  (COST $14,586)(a)                                                        16,384

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (1.8%)                                                 (285)
                                                                       ----------

NET ASSETS APPLICABLE TO 1,529,304
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   16,099
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    10.53
                                                                       ==========

----------
* Non-Income Producing Security
** Effective Yield
ADR - American Depository Receipt

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,611,994. Net unrealized appreciation was $1,772,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,879,167 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($107,126).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE STRATEGIC VALUE FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
ADVERTISING -- 1.2%
Interpublic Group of Cos., Inc*.                              12,200   $      190
                                                                       ----------
AGRICULTURAL PRODUCTS -- 5.9%
IMC Global, Inc.                                              24,300          241
Monsanto Co.                                                  14,900          429
Potash Corp. of Saskatchewan, Inc.                             3,200          277
                                                                       ----------
                                                                              947
                                                                       ----------
AUTOMOBILES & RELATED -- 4.6%
DANA Corp.                                                    20,700          380
Genuine Parts Co.                                             10,900          362
                                                                       ----------
                                                                              742
                                                                       ----------
CHEMICALS -- 3.8%
Crompton Corp.                                                24,100          173
Eastman Chemical Co.                                          11,200          443
                                                                       ----------
                                                                              616
                                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 2.7%
Cadence Design Systems, Inc.*                                  9,800          176
Sybase, Inc.*                                                 12,600          259
                                                                       ----------
                                                                              435
                                                                       ----------
CONSUMER PRODUCTS -- 1.9%
American Greetings Corp.*                                      3,500           77
Newell Rubbermaid, Inc.                                       10,000          228
                                                                       ----------
                                                                              305
                                                                       ----------
CONTAINERS -- 4.2%
Ball Corp.                                                     5,000          298
Pactiv Corp.*                                                 15,700          375
                                                                       ----------
                                                                              673
                                                                       ----------
DIVERSIFIED OPERATIONS -- 1.3%
Leggett & Platt, Inc.                                          9,400          203
                                                                       ----------
ENERGY RESOURCES & SERVICES -- 8.6%
Ameren Corp.                                                   7,700          354
CMS Energy Corp.*                                             20,700          176
Hubbell, Inc.                                                  7,800          344
NiSource, Inc.                                                 8,200          180
Northeast Utilities, Inc.                                     12,400          250
Puget Energy, Inc.                                             3,100           74
                                                                       ----------
                                                                            1,378
                                                                       ----------
FOOD & BEVERAGES -- 3.6%
Archer-Daniels Midland Co.                                    20,400          310
Dean Foods Co.*                                                3,500          115
Safeway, Inc.*                                                 3,600           79
Smithfield Foods, Inc.                                         3,600           75
                                                                       ----------
                                                                              579
                                                                       ----------
HEALTHCARE -- 1.8%
Health Net, Inc.*                                              8,600          281
                                                                       ----------
HOTELS & GAMING -- 1.4%
Park Place Entertainment Corp.*                               20,900          226
                                                                       ----------
HOTELS & RESORTS -- 1.7%
Host Marriott Corp.*                                          22,100          272
                                                                       ----------
INSURANCE -- 13.9%
Aetna, Inc.                                                    5,100          345
Arthur J. Gallagher & Co.                                      5,000          162
Everest Re Group Ltd.                                          4,800          406
PartnerRe Ltd.                                                 5,800          337
PMI Group The, Inc.                                            4,100          153
SAFECO Corp.                                                  10,100          393
Transatlantic Holdings, Inc.                                     500   $       40
XL Capital Ltd.                                                5,100          395
                                                                       ----------
                                                                            2,231
                                                                       ----------
MACHINERY & HEAVY EQUIPMENT -- 4.2%
CNH Global N.V.                                                6,540          109
Cummins, Inc.                                                  4,400          215
Snap-On, Inc.                                                 10,900          351
                                                                       ----------
                                                                              675
                                                                       ----------
MEDICAL SERVICES & EQUIPMENT -- 2.4%
Bausch & Lomb, Inc.                                            7,300          379
                                                                       ----------
METAL COMPONENTS & PRODUCTS -- 1.7%
Timken Co.                                                    13,600          273
                                                                       ----------
OIL & GAS -- 8.1%
EOG Resources, Inc.                                            6,900          318
GlobalSantaFe Corp.                                            7,300          181
Halliburton Co.                                               14,800          385
Pride International, Inc.*                                    15,100          281
Southwest Gas Corp.                                            5,600          126
                                                                       ----------
                                                                            1,291
                                                                       ----------
PAPER & RELATED PRODUCTS -- 4.6%
Georgia-Pacific Corp.                                         14,076          432
MeadWestvaco Corp.                                            10,100          300
                                                                       ----------
                                                                              732
                                                                       ----------
PHARMACEUTICALS-- 3.7%
Caremark Rx, Inc.*                                            12,600          319
King Pharmaceuticals, Inc.*                                    6,900          105
Mylan Laboratories, Inc.                                       6,900          175
                                                                       ----------
                                                                              599
                                                                       ----------
RESTAURANTS -- 0.5%
Yum! Brands, Inc.*                                             2,200           76
                                                                       ----------
RETAIL -- 10.7%
Big Lots, Inc.*                                               14,900          212
Federated Department Stores, Inc.                              1,500           71
Foot Locker, Inc.                                             13,800          324
May Department Stores Co.                                      2,600           76
Office Depot, Inc.*                                           18,700          312
Payless ShoeSource, Inc.*                                     10,700          143
Penney (J.C.) Co., Inc.                                       11,600          305
Tommy Hilfiger Corp.*                                         18,800          278
                                                                       ----------
                                                                            1,721
                                                                       ----------
TELECOMMUNICATIONS -- 0.3%
Avaya, Inc.*                                                   4,000           52
                                                                       ----------
WHOLESALE DISTRIBUTOR -- 1.5%
Grainger (W.W.), Inc.                                          5,100          242
                                                                       ----------
TOTAL COMMON STOCKS
(COST $12,807)                                                             15,118
                                                                       ----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
HEALTHCARE -- 1.6%
Healthcare Realty Trust, Inc.                                  5,500          197
Health Care Property Investors, Inc.                           1,200           61

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $215)                                                                   258
                                                                       ----------

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
BlackRock Provident Institutional
  Funds - TempCash                                           479,454   $      479
BlackRock Provident Institutional
  Funds - TempFund                                           479,454          480
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $959)                                                                   959
                                                                       ----------

TOTAL INVESTMENTS --- 101.9%
  (COST $13,981)(a)                                                        16,335

LIABILITIES IN EXCESS
  OF OTHER ASSETS --- (1.9%)                                                 (310)
                                                                       ----------

NET ASSETS APPLICABLE TO 1,516,239
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   16,025
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    10.57
                                                                       ==========

----------
* Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,055,375. Net unrealized appreciation was $2,279,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,499,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($219,466).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2003
THE REIT FUND

                                                          NUMBER OF      VALUE
                                                            SHARES       (000)
---------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 97.3%
APARTMENTS -- 13.6%
Apartment Investment & Management Co.                         14,200   $      491
Archstone-Smith Trust                                         14,700          411
BRE Properties, Inc.                                          25,100          838
Equity Residential Properties Trust                            5,300          156
Summit Properties, Inc.                                       16,300          392
                                                                       ----------
                                                                            2,288
                                                                       ----------
BUILDING & REAL ESTATE -- 3.7%
Sun Communities, Inc.                                          8,615          333
United Dominion Realty Trust, Inc.                            15,500          298
                                                                       ----------
                                                                              631
                                                                       ----------
DIVERSIFIED -- 12.0%
Catellus Development Corp.                                    33,583          811
Colonial Properties Trust                                      6,700          265
Lexington Corp. Properties Trust                               8,200          166
Vornado Realty Trust                                          14,300          783
                                                                       ----------
                                                                            2,025
                                                                       ----------
HOTELS & RESORTS -- 10.7%
Ashford Hospitality Trust*                                    18,000          169
Extended Stay America, Inc.                                   42,900          621
Highland Hospitality Corp.*                                    1,400           15
Host Marriott Corp.*                                          43,400          535
Innkeepers USA Trust                                          10,800           90
Lasalle Hotel Properties                                      16,852          313
Winston Hotels, Inc.                                           5,600           57
                                                                       ----------
                                                                            1,800
                                                                       ----------
INDUSTRIAL -- 4.0%
Prologis                                                      21,100          677
                                                                       ----------
LOCAL RETAIL -- 14.2%
Equity One, Inc.                                              15,000          253
Pan Pacific Retail Properties, Inc.                            6,164          294
PS Business Parks, Inc.                                       16,000          660
Ramco-Gershenson Properties Trust                             15,890          450
Regency Centers Corp.                                         18,400          733
                                                                       ----------
                                                                            2,390
                                                                       ----------
OFFICE PROPERTY -- 19.2%
American Financial Realty Trust                               16,400          280
Brandywine Realty Trust                                       18,000          482
Brookfield Properties Corp.                                   12,000          344
CarrAmerica Realty Corp.                                      16,825          501
Equity Office Properties Trust                                14,600          418
Highwoods Properties, Inc.                                       500           13
Koger Equity, Inc.                                            13,300          278
Mack-Cali Realty Corp.                                         8,200          341
SL Green Realty Corp.                                         14,300          587
                                                                       ----------
                                                                            3,244
                                                                       ----------
REGIONAL MALLS -- 17.0%
Mills Corp.                                                   15,600          686
Rouse Co.                                                     14,700          691
Simon Property Group, Inc.                                    20,900          969
Taubman Centers, Inc.                                         25,700          529
                                                                       ----------
                                                                            2,875
                                                                       ----------
STORAGE -- 2.9%
Public Storage, Inc.                                          11,415          495
                                                                       ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $14,551)                                                             16,425
                                                                       ----------

SHORT-TERM INVESTMENTS -- 1.1%
BlackRock Provident Institutional
  Funds -TempCash                                             96,611   $       96
BlackRock Provident Institutional
  Funds -TempFund                                             96,613           97
                                                                       ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $193)                                                                   193
                                                                       ----------

TOTAL INVESTMENTS --- 98.4%
  (COST $14,744) (a)                                                       16,618

OTHER ASSETS IN EXCESS
  OF LIABILITIES --- 1.6%                                                     263
                                                                       ----------

NET ASSETS APPLICABLE TO 1,463,749
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $   16,881
                                                                       ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $    11.53
                                                                       ==========

----------
*Non-Income Producing Security

(a) At December 31, 2003, the cost for Federal income tax purposes was $14,790,187. Net unrealized appreciation was $1,827,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,890,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($62,215).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                         MONEY           QUALITY       HIGH YIELD
                                                                         MARKET            BOND           BOND
                                                                          FUND             FUND           FUND
                                                                      -------------   -------------   -------------
ASSETS:

Investments at value                                                  $      99,288   $     181,225   $      80,410
Securities lending collateral                                                     -               -               -
Interest, dividends and reclaims receivable                                     746           1,341           1,692
Receivable for investment securities sold                                         -               -              69
Receivable for capital stock sold                                                 -           1,055             445
Net unrealized appreciation of forward foreign currency contracts                 -               -               -
Other assets                                                                      3               4               2
                                                                      -------------   -------------   -------------
      Total Assets                                                          100,037         183,625          82,618
                                                                      -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                                -               -               -
Payable for investment securities purchased                                       -          11,359             188
Payable for capital stock redeemed                                                -              12              19
Payable to the investment adviser                                                17              48              34
Payable to The Penn Mutual Life Insurance Co.                                    38              64              30
Other liabilities                                                                33              43              31
                                                                      -------------   -------------   -------------
    Total Liabilities                                                            88          11,526             302
                                                                      -------------   -------------   -------------
NET ASSETS                                                            $      99,949   $     172,099   $      82,316
                                                                      =============   =============   =============

 Investments at amortized cost                                        $      99,288   $     178,531   $      77,114

                                                                         LIMITED          CORE           INDEX
                                                                      MATURITY BOND      EQUITY           500
                                                                          FUND            FUND            FUND
                                                                      -------------   -------------   -------------
ASSETS:

Investments at value                                                  $      42,950   $      10,205   $     232,924
Securities lending collateral                                                     -               -               -
Interest, dividends and reclaims receivable                                     317              16             300
Receivable for investment securities sold                                         -               -               7
Receivable for capital stock sold                                               316              15           1,046
Futures receivable                                                                -               -              26
Receivable from investment advisor                                                -               -               7
Other assets                                                                      1               -               8
                                                                      -------------   -------------   -------------
      Total Assets                                                           43,584          10,236         234,318
                                                                      -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                                -               -               -
Payable for investment securities purchased                                       -               -               -
Payable for capital stock redeemed                                                -               -             219
Payable to the investment advisor                                                11               4              13
Payable to The Penn Mutual Life Insurance Co.                                    17               2               -
Other liabilities                                                                11               7              66
                                                                      -------------   -------------   -------------
    Total Liabilities                                                            39              13             298
                                                                      -------------   -------------   -------------
NET ASSETS                                                            $      43,545   $      10,223   $     234,020
                                                                      =============   =============   =============

 Investments at amortized cost                                        $      42,381   $       8,513   $     274,768

                                                                         GROWTH         LARGE CAP       FLEXIBLY
                                                                         EQUITY           VALUE          MANAGED
                                                                          FUND             FUND           FUND
                                                                      -------------   -------------   -------------
ASSETS:

Investments at value                                                  $      97,540   $     227,469   $     703,820
Securities lending collateral                                                     -               -               -
Interest, dividends and reclaims receivable                                     107             372           2,003
Receivable for investment securities sold                                         -             474             666
Receivable for capital stock sold                                               224              62             458
Net unrealized appreciation of forward foreign currency contracts                 -               -               -
Other assets                                                                      2               4              12
                                                                      -------------   -------------   -------------
      Total Assets                                                           97,873         228,381         706,959
                                                                      -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                                -               -               -
Payable for investment securities purchased                                       -               -               -
Payable for capital stock redeemed                                               24             233             588
Payable to the investment adviser                                                53             112             347
Payable to The Penn Mutual Life Insurance Co.                                    36              82             246
Other liabilities                                                                 9              48             151
                                                                      -------------   -------------   -------------
    Total Liabilities                                                           122             475           1,332
                                                                      -------------   -------------   -------------
NET ASSETS                                                            $      97,751   $     227,906   $     705,627
                                                                      =============   =============   =============

 Investments at amortized cost                                        $      88,225   $     190,664   $     540,633

                                                                      INTERNATIONAL     SMALL CAP       EMERGING
                                                                         EQUITY           VALUE          GROWTH
                                                                          FUND            FUND            FUND
                                                                      -------------   -------------   -------------
ASSETS:

Investments at value                                                  $     133,534   $     149,636   $     111,039
Securities lending collateral                                                 3,932           8,759          15,708
Interest, dividends and reclaims receivable                                     269              51              10
Receivable for investment securities sold                                       532             140           4,519
Receivable for capital stock sold                                                53              91             518
Net unrealized appreciation of forward foreign currency contracts               456               -               -
Other assets                                                                     53               3               2
                                                                      -------------   -------------   -------------
      Total Assets                                                          138,829         158,680         131,796
                                                                      -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                            3,932           8,759          15,708
Payable for investment securities purchased                                     583             152           4,575
Payable for capital stock redeemed                                              521             877               -
Payable to the investment adviser                                                93              94              69
Payable to The Penn Mutual Life Insurance Co.                                    47              47              41
Other liabilities                                                                50              51              43
                                                                      -------------   -------------   -------------
    Total Liabilities                                                         5,226           9,980          20,436
                                                                      -------------   -------------   -------------
NET ASSETS                                                            $     133,603   $     148,700   $     111,360
                                                                      =============   =============   =============

 Investments at amortized cost                                        $     106,622   $     119,499   $      88,369

                                                                         MID CAP         MID CAP        LARGE CAP
                                                                          GROWTH          VALUE          GROWTH
                                                                           FUND            FUND           FUND
                                                                      -------------   -------------   -------------
ASSETS:

Investments at value                                                  $      67,382   $      81,089   $      16,384
Securities lending collateral                                                26,698          23,496               -
Interest, dividends and reclaims receivable                                      26              55              22
Receivable for investment securities sold                                       641             394               -
Receivable for capital stock sold                                                46              68             131
Futures receivable                                                                -               -               -
Receivable from investment advisor                                                -              23               3
Other assets                                                                      1               1               -
                                                                      -------------   -------------   -------------
      Total Assets                                                           94,794         105,126          16,540
                                                                      -------------   -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                           26,698          23,496               -
Payable for investment securities purchased                                   2,949             333             424
Payable for capital stock redeemed                                               31             170               1
Payable to the investment advisor                                                37              37               7
Payable to The Penn Mutual Life Insurance Co.                                    15              29               -
Other liabilities                                                                12              19               9
                                                                      -------------   -------------   -------------
    Total Liabilities                                                        29,742          24,084             441
                                                                      -------------   -------------   -------------
NET ASSETS                                                            $      65,052   $      81,042   $      16,099
                                                                      =============   =============   =============

 Investments at amortized cost                                        $      54,468   $      67,066   $      14,586

                                                                       STRATEGIC
                                                                         VALUE            REIT
                                                                          FUND            FUND
                                                                      -------------   -------------
ASSETS:

Investments at value                                                  $      16,335   $      16,618
Securities lending collateral                                                     -               -
Interest, dividends and reclaims receivable                                      17              53
Receivable for investment securities sold                                        48              23
Receivable for capital stock sold                                                26             229
Futures receivable                                                                -               -
Receivable from investment advisor                                                -               -
Other assets                                                                      -               -
                                                                      -------------   -------------
      Total Assets                                                           16,426          16,923
                                                                      -------------   -------------

LIABILITIES:

Obligation to return securities lending collateral                                -               -
Payable for investment securities purchased                                     363              13
Payable for capital stock redeemed                                               11               3
Payable to the investment advisor                                                 9              10
Payable to The Penn Mutual Life Insurance Co.                                     7               6
Other liabilities                                                                11              10
                                                                      -------------   -------------
    Total Liabilities                                                           401              42
                                                                      -------------   -------------
NET ASSETS                                                            $      16,025   $      16,881
                                                                      =============   =============

 Investments at amortized cost                                        $      13,982   $      14,744

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                         MONEY           QUALITY       HIGH YIELD
                                                                         MARKET           BOND            BOND
                                                                          FUND            FUND            FUND
                                                                      -------------   -------------   -------------
INVESTMENT INCOME:
Dividends                                                             $           -   $           -   $         294
Interest                                                                      1,721           8,473           6,592
Foreign tax withheld                                                              -               -              (1)
                                                                      -------------   -------------   -------------
    Total investment income                                                   1,721           8,473           6,885
                                                                      -------------   -------------   -------------
EXPENSES:
Investment advisory fees                                                        236             560             366
Administration fees                                                             186             255             110
Accounting fees                                                                  87             110              55
Custodian fees and expenses                                                      24              26              25
Pricing fees                                                                     19              11              33
Other expenses                                                                   73              97              43
                                                                      -------------   -------------   -------------
    Total expenses                                                              625           1,059             632
    Less: Expense waivers                                                         -               -               -
    Less: Fees paid indirectly                                                    -               -               -
                                                                      -------------   -------------   -------------
       Net expenses                                                             625           1,059             632
                                                                      -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)                                                  1,096           7,414           6,253
                                                                      -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                             -           1,664             554
  Net realized foreign exchange gain (loss)                                       -               -              30
  Change in net unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency related
   items                                                                          -             860           8,225
                                                                      -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                            -           2,524           8,809
                                                                      -------------   -------------   -------------

NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                 $       1,096   $       9,938   $      15,062
                                                                      =============   =============   =============

                                                                         LIMITED           CORE             INDEX
                                                                      MATURITY BOND       EQUITY             500
                                                                          FUND             FUND              FUND
                                                                      -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                             $           -    $         155    $       3,311
Interest                                                                      2,001                4               88
Foreign tax withheld                                                              -                -                -
                                                                      -------------    -------------    -------------
    Total investment income                                                   2,001              159            3,399
                                                                      -------------    -------------    -------------

EXPENSES:
Investment advisory fees                                                        142               51              138
Administration fees                                                              71               15              296
Accounting fees                                                                  36               28              124
Custodian fees and expenses                                                       9                3               41
Pricing fees                                                                      4                4               21
Other expenses                                                                   24                9              131
                                                                      -------------    -------------    -------------
    Total expenses                                                              286              110              751
    Less: Expense waivers                                                         -               (8)            (258)
    Less: Fees paid indirectly                                                    -                -                -
                                                                      -------------    -------------    -------------
       Net expenses                                                             286              102              493
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                  1,715               57            2,906
                                                                      -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                          (204)            (408)           2,258
  Change in net unrealized appreciation (depreciation) of
   investments, futures and foreign currency related items                     (173)           2,228           45,410
                                                                      -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                         (377)           1,820           47,668
                                                                      -------------    -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $       1,338    $       1,877    $      50,574
                                                                      =============    =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                         GROWTH          LARGE CAP        FLEXIBLY
                                                                         EQUITY            VALUE           MANAGED
                                                                          FUND              FUND            FUND
                                                                      -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                             $         897    $       4,810    $      12,167
Interest                                                                         35              155            5,028
Foreign tax withheld                                                             (1)             (27)             (44)
                                                                      -------------    -------------    -------------
    Total investment income                                                     931            4,938           17,151
                                                                      -------------    -------------    -------------
EXPENSES:
Investment advisory fees                                                        629            1,192            3,461
Administration fees                                                             145              298              865
Accounting fees                                                                  73              124              257
Custodian fees and expenses                                                      18               30               64
Pricing fees                                                                      5               11               16
Other expenses                                                                   70              123              315
                                                                      -------------    -------------    -------------
    Total expenses                                                              940            1,778            4,978
    Less: Expense waivers                                                         -                -                -
    Less: Fees paid indirectly                                                  (32)             (62)             (19)
                                                                      -------------    -------------    -------------
       Net expenses                                                             908            1,716            4,959
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                     23            3,222           12,192
                                                                      -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                        (3,246)          (2,352)          20,036
  Net realized foreign exchange gain (loss)                                       -                -                2
  Change in net unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency related
   items                                                                     14,266           49,297          125,655
                                                                      -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       11,020           46,945          145,693
                                                                      -------------    -------------    -------------

NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                 $      11,043    $      50,167    $     157,885
                                                                      =============    =============    =============

                                                                      INTERNATIONAL      SMALL CAP        EMERGING
                                                                         EQUITY            VALUE           GROWTH
                                                                          FUND             FUND             FUND
                                                                      -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                             $       3,341    $         496    $          37
Interest                                                                         29               63               93
Foreign tax withheld                                                           (308)             (10)               -
                                                                      -------------    -------------    -------------
    Total investment income                                                   3,062              549              130
                                                                      -------------    -------------    -------------
EXPENSES:
Investment advisory fees                                                        939              875              669
Administration fees                                                             166              154              135
Accounting fees                                                                  91               74               67
Custodian fees and expenses                                                      38               49               45
Pricing fees                                                                      9               11                8
Other expenses                                                                   67               58               58
                                                                      -------------    -------------    -------------
    Total expenses                                                            1,310            1,221              982
    Less: Expense waivers                                                         -              (39)               -
    Less: Fees paid indirectly                                                  (45)               -                -
                                                                      -------------    -------------    -------------
       Net expenses                                                           1,265            1,182              982
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                  1,797             (633)            (852)
                                                                      -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                         1,624           13,662           13,984
  Net realized foreign exchange gain (loss)                                    (315)               -                -
  Change in net unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency related
   items                                                                     30,252           46,237           21,920
                                                                      -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       31,561           59,899           35,904
                                                                      -------------    -------------    -------------

NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                 $      33,358    $      59,266    $      35,052
                                                                      =============    =============    =============

                                                                         MID CAP          MID CAP         LARGE CAP
                                                                         GROWTH            VALUE           GROWTH
                                                                          FUND             FUND             FUND
                                                                      -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                             $         108    $         759    $         134
Interest                                                                         27               43                9
Foreign tax withheld                                                              -               (4)               -
                                                                      -------------    -------------    -------------
    Total investment income                                                     135              798              143
                                                                      -------------    -------------    -------------

EXPENSES:
Investment advisory fees                                                        327              357               52
Administration fees                                                              70               97               14
Accounting fees                                                                  35               49               26
Custodian fees and expenses                                                      24               18                7
Pricing fees                                                                      6                4                6
Other expenses                                                                   27               31               15
                                                                      -------------    -------------    -------------
    Total expenses                                                              489              556              120
    Less: Expense waivers                                                       (22)               -              (25)
    Less: Fees paid indirectly                                                  (56)             (14)               -
                                                                      -------------    -------------    -------------
       Net expenses                                                             411              542               95
                                                                      -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                   (276)             256               48
                                                                      -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                         6,500            4,365               87
  Change in net unrealized appreciation (depreciation) of
   investments, futures and foreign currency related items                   12,353           16,472            2,216
                                                                      -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       18,853           20,837            2,303
                                                                      -------------    -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $      18,577    $      21,093    $       2,351
                                                                      =============    =============    =============

                                                                        STRATEGIC
                                                                          VALUE            REIT
                                                                          FUND             FUND
                                                                      -------------    -------------
INVESTMENT INCOME:
Dividends                                                             $         187    $         593
Interest                                                                          6                3
Foreign tax withheld                                                             (1)               -
                                                                      -------------    -------------
    Total investment income                                                     192              596
                                                                      -------------    -------------

EXPENSES:
Investment advisory fees                                                         77               68
Administration fees                                                              16               15
Accounting fees                                                                  26               26
Custodian fees and expenses                                                      12               12
Pricing fees                                                                      3                2
Other expenses                                                                    1                7
                                                                      -------------    -------------
    Total expenses                                                              135              130
    Less: Expense waivers                                                        (1)              (8)
    Less: Fees paid indirectly                                                    -                -
                                                                      -------------    -------------
       Net expenses                                                             134              122
                                                                      -------------    -------------
NET INVESTMENT INCOME (LOSS)                                                     58              474
                                                                      -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions                            22              525
  Change in net unrealized appreciation (depreciation) of
   investments, futures and foreign currency related items                    2,791            2,115
                                                                      -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        2,813            2,640
                                                                      -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $       2,871    $       3,114
                                                                      =============    =============

STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                            MONEY MARKET FUND
                                                                      ------------------------------
                                                                          YEAR             YEAR
                                                                          ENDED            ENDED
                                                                       DECEMBER 31,     DECEMBER 31,
                                                                           2003            2002
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                          $       1,096    $       2,240
Net realized gain (loss) on investment transactions                               -                2
Net realized foreign exchange gain (loss)                                         -                -
Net change in unrealized appreciation (depreciation) of investments
 and foreign currency related items                                               -                -
                                                                      -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            1,096            2,242
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (1,096)          (2,240)
Net realized capital gains                                                        -                -
Return of capital                                                                 -                -
                                                                      -------------    -------------
   TOTAL DISTRIBUTIONS                                                       (1,096)          (2,240)
                                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital share
   transactions                                                             (49,480)          21,019
                                                                      -------------    -------------
   TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
     TRANSACTIONS                                                           (49,480)          21,019
                                                                      -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (49,480)          21,021

NET ASSETS, beginning of year                                               149,429          128,408
                                                                      -------------    -------------
NET ASSETS, END OF YEAR                                               $      99,949    $     149,429
                                                                      =============    =============

                                                                           LARGE CAP VALUE FUND
                                                                      ------------------------------
                                                                          YEAR            YEAR
                                                                          ENDED           ENDED
                                                                       DECEMBER 31,    DECEMBER 31,
                                                                           2003            2002
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                          $       3,222    $       3,276
Net realized gain (loss) on investment transactions                          (2,352)         (12,817)
Net realized foreign exchange gain (loss)                                         -                -
Net change in unrealized appreciation (depreciation) of investments
 and foreign currency related items                                          49,297          (26,118)
Net increase from payments made by affiliates for investment
 transaction losses                                                               -                -
                                                                      -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           50,167          (35,659)
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (3,227)          (3,237)
Net realized capital gains                                                        -           (2,806)
                                                                      -------------    -------------
   TOTAL DISTRIBUTIONS                                                       (3,227)          (6,043)
                                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital share
  transactions                                                               (7,280)          (2,580)
                                                                      -------------    -------------
   TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
     TRANSACTIONS                                                            (7,280)          (2,580)
                                                                      -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      39,660          (44,282)

NET ASSETS, beginning of year                                               188,246          232,528
                                                                      -------------    -------------

NET ASSETS, END OF YEAR                                               $     227,906    $     188,246
                                                                      =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                QUALITY BOND FUND                HIGH YIELD BOND FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED           ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $       7,414    $       5,979    $       6,253    $       5,948
Net realized gain (loss) on investment transactions               1,664            1,199              554           (3,303)
Net realized foreign exchange gain (loss)                             -                -               30               (3)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency related items                     860              382            8,225             (479)
                                                          -------------    -------------    -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    9,938            7,560           15,062            2,163
                                                          -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                            (7,460)          (6,004)          (6,298)          (6,023)
Net realized capital gains                                       (2,388)            (220)               -                -
Return of capital                                                     -                -                -                -
                                                          -------------    -------------    -------------    -------------
  TOTAL DISTRIBUTIONS                                            (9,848)          (6,224)          (6,298)          (6,023)
                                                          -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital
   share transactions                                            15,803           31,301           10,340            6,495
                                                          -------------    -------------    -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                   15,803           31,301           10,340            6,495
                                                          -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          15,893           32,637           19,104            2,635

NET ASSETS, beginning of year                                   156,206          123,569           63,212           60,577
                                                          -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR                                   $     172,099    $     156,206    $      82,316    $      63,212
                                                          =============    =============    =============    =============

                                                                GROWTH EQUITY FUND
                                                          ------------------------------
                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                              2003             2002
                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $          23    $        (296)
Net realized gain (loss) on investment transactions              (3,246)         (42,772)
Net realized foreign exchange gain (loss)                             -                -
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency related items                  14,266          (16,678)
                                                          -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   11,043          (59,746)
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (23)               -
Net realized capital gains                                            -                -
Return of capital                                                    (1)               -
                                                          -------------    -------------
  TOTAL DISTRIBUTIONS                                               (24)               -
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital
   share transactions                                           (15,686)         (24,532)
                                                          -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                  (15,686)         (24,532)
                                                          -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (4,667)         (84,278)

NET ASSETS, beginning of year                                   102,418          186,696
                                                          -------------    -------------
NET ASSETS, END OF YEAR                                   $      97,751    $     102,418
                                                          =============    =============

                                                              FLEXIBLY MANAGED FUND           INTERNATIONAL EQUITY FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR            YEAR
                                                              ENDED            ENDED            ENDED           ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $      12,192    $      14,106    $       1,797    $       1,597
Net realized gain (loss) on investment transactions              20,036           23,104            1,624          (11,523)
Net realized foreign exchange gain (loss)                             2                -             (315)          (1,032)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency related items                 125,655          (36,712)          30,252            1,007
Net increase from payments made by affiliates for
 investment transaction losses                                        -              453                -                -
                                                          -------------    -------------    -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                  157,885              951           33,358           (9,951)
                                                          -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           (12,261)         (14,599)            (736)            (155)
Net realized capital gains                                       (8,084)         (23,254)               -                -
                                                          -------------    -------------    -------------    -------------
  TOTAL DISTRIBUTIONS                                          (20,345)         (37,853)            (736)            (155)
                                                          -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital
  share transactions                                             41,518           85,234           (3,664)         (10,198)
                                                          -------------    -------------    -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                   41,518           85,234           (3,664)         (10,198)
                                                          -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         179,058           48,332           28,958          (20,304)

NET ASSETS, beginning of year                                   526,569          478,237          104,645          124,949
                                                          -------------    -------------    -------------    -------------

NET ASSETS, END OF YEAR                                   $     705,627    $     526,569    $     133,603    $     104,645
                                                          =============    =============    =============    =============

                                                             SMALL CAP VALUE FUND
                                                          ------------------------------
                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                              2003             2002
                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $        (633)   $        (338)
Net realized gain (loss) on investment transactions              13,662            5,283
Net realized foreign exchange gain (loss)                             -                -
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency related items                  46,237          (22,289)
Net increase from payments made by affiliates for
 investment transaction losses                                        -                -
                                                          -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   59,266          (17,344)
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                 -                -
Net realized capital gains                                       (7,799)          (6,314)
                                                          -------------    -------------
  TOTAL DISTRIBUTIONS                                            (7,799)          (6,314)
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from capital
  share transactions                                             19,742           14,162
                                                          -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                   19,742           14,162
                                                          -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          71,209           (9,496)

NET ASSETS, beginning of year                                    77,491           86,987
                                                          -------------    -------------

NET ASSETS, END OF YEAR                                   $     148,700    $      77,491
                                                          =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

                                                               EMERGING GROWTH FUND
                                                          ------------------------------
                                                               YEAR             YEAR
                                                              ENDED            ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                               2003             2002
                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $        (852)   $        (850)
Net realized gain (loss) on investment transactions              13,984          (34,963)
Net change in unrealized appreciation (depreciation) of
 investments and futures contracts related items                 21,920          (22,012)
                                                          -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   35,052          (57,825)
                                                          -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                                 -                -
Net realized capital gains                                            -                -
Return of capital                                                     -                -
                                                          -------------    -------------
  TOTAL DISTRIBUTIONS                                                 -                -
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS:

 Net increase (decrease)  in net assets from capital
  share transactions                                              1,627           (4,593)
                                                          -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                    1,627           (4,593)
                                                          -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                         36,679          (62,418)

NET ASSETS, beginning of year                                    74,681          137,099
                                                          -------------    -------------

NET ASSETS, END OF YEAR                                   $     111,360    $      74,681
                                                          =============    =============

                                                                MID CAP GROWTH FUND
                                                          ------------------------------
                                                               YEAR             YEAR
                                                              ENDED            ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                               2003             2002
                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $        (276)   $        (219)
Net realized gain (loss) on investment transactions               6,500          (10,482)
Net change in unrealized appreciation (depreciation) of
 investments                                                     12,353           (4,996)
                                                          -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                              18,577          (15,697)
                                                          -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                                 -                -
Net realized capital gains                                            -                -
Return of capital                                                     -                -
                                                          -------------    -------------
  TOTAL DISTRIBUTIONS                                                 -                -
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS:

 Net increase (decrease)  in net assets from capital
  share transactions                                             12,051            4,687
                                                          -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                   12,051            4,687
                                                          -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                         30,628          (11,010)

NET ASSETS, beginning of year                                    34,424           45,434
                                                          -------------    -------------

NET ASSETS, END OF YEAR                                   $      65,052    $      34,424
                                                          =============    =============

+ For the period from May 1, 2002, (commencement of operations) through December
  31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                            LIMITED MATURITY BOND FUND             CORE EQUITY FUND
                                                          ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED           ENDED             ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2003             2002             2003             2002
                                                          -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $       1,715    $         921    $          57    $          85
Net realized gain (loss) on investment transactions                (204)             246             (408)          (2,747)
Net change in unrealized appreciation (depreciation) of
  investments and futures contracts related items                  (173)             582            2,228           (1,546)

                                                          -------------    -------------    -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                1,338            1,749            1,877           (4,208)
                                                          -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                            (1,721)            (922)             (56)             (85)
Net realized capital gains                                          (35)            (222)               -                -
Return of capital                                                    (7)               -                -                -
                                                          -------------    -------------    -------------    -------------
  TOTAL DISTRIBUTIONS                                            (1,763)          (1,144)             (56)             (85)
                                                          -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:

  Net increase (decrease)  in net assets from capital
    share transactions                                            1,029           23,960           (2,995)          (4,475)
                                                          -------------    -------------    -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                    1,029           23,960           (2,995)          (4,475)
                                                          -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                            604           24,565           (1,174)          (8,768)

NET ASSETS, beginning of year                                    42,941           18,376           11,397           20,165
                                                          -------------    -------------    -------------    -------------

NET ASSETS, END OF YEAR                                   $      43,545    $      42,941    $      10,223    $      11,397
                                                          =============    =============    =============    =============

                                                                  INDEX 500 FUND
                                                          ------------------------------
                                                              YEAR             YEAR
                                                             ENDED             ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                              2003             2002
                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $       2,906    $       2,567
Net realized gain (loss) on investment transactions               2,258          (10,884)
Net change in unrealized appreciation (depreciation) of
 investments and futures contracts related items                 45,410          (40,699)

                                                          -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                              50,574          (49,016)
                                                          -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                            (2,902)          (2,558)
Net realized capital gains                                            -                -
Return of capital                                                     -                -
                                                          -------------    -------------
  TOTAL DISTRIBUTIONS                                            (2,902)          (2,558)
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS:

  Net increase (decrease)  in net assets from capital
    share transactions                                           11,919           23,101
                                                          -------------    -------------
  TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS                                   11,919           23,101
                                                          -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                         59,591          (28,473)

NET ASSETS, beginning of year                                   174,429          202,902
                                                          -------------    -------------

NET ASSETS, END OF YEAR                                   $     234,020    $     174,429
                                                          =============    =============

                                                               MID CAP VALUE FUND               LARGE CAP GROWTH FUND
                                                          ------------------------------    ------------------------------
                                                               YEAR             YEAR             YEAR            PERIOD
                                                               ENDED            ENDED           ENDED             ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2003             2002             2003            2002 +
                                                          -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $         256    $         355    $          48    $          18
Net realized gain (loss) on investment transactions               4,365           (1,029)              87             (167)
Net change in unrealized appreciation (depreciation) of
 investments                                                     16,472           (6,156)           2,216             (418)
                                                          -------------    -------------    -------------    -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS                                          21,093           (6,830)           2,351             (567)
                                                          -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                              (256)            (355)             (49)             (18)
Net realized capital gains                                       (1,487)               -                -                -
Return of capital                                                     -                -               (1)               -
                                                          -------------    -------------    -------------    -------------
      TOTAL DISTRIBUTIONS                                        (1,743)            (355)             (50)             (18)
                                                          -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease)  in net assets from capital
     share transactions                                           3,362            3,882            8,708            5,675
                                                          -------------    -------------    -------------    -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                                3,362            3,882            8,708            5,675
                                                          -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                         22,712           (3,303)          11,009            5,090

NET ASSETS, beginning of year                                    58,330           61,633            5,090                -
                                                          -------------    -------------    -------------    -------------

NET ASSETS, END OF YEAR                                   $      81,042    $      58,330    $      16,099    $       5,090
                                                          =============    =============    =============    =============

                                                               STRATEGIC VALUE FUND                    REIT FUND
                                                          ------------------------------    ------------------------------
                                                               YEAR            PERIOD            YEAR            PERIOD
                                                              ENDED             ENDED            ENDED           ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2003            2002 +            2003            2002 +
                                                          -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)                              $          58    $          28    $         474    $         144
Net realized gain (loss) on investment transactions                  22             (144)             525             (119)
Net change in unrealized appreciation (depreciation) of
 investments                                                      2,791             (437)           2,115             (241)
                                                          -------------    -------------    -------------    -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS                                           2,871             (553)           3,114             (216)
                                                          -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                               (59)             (30)            (502)            (140)
Net realized capital gains                                         (108)               -             (387)               -
Return of capital                                                    (3)               -                -                -
                                                          -------------    -------------    -------------    -------------
      TOTAL DISTRIBUTIONS                                          (170)             (30)            (889)            (140)
                                                          -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease)  in net assets from capital
     share transactions                                           5,907            8,000            9,149            5,863
                                                          -------------    -------------    -------------    -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                                5,907            8,000            9,149            5,863
                                                          -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                          8,608            7,417           11,374            5,507

NET ASSETS, beginning of year                                     7,417                -            5,507                -
                                                          -------------    -------------    -------------    -------------

NET ASSETS, END OF YEAR                                   $      16,025    $       7,417    $      16,881    $       5,507
                                                          =============    =============    =============    =============

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.01            0.02            0.04            0.06            0.05
                                             -----------     -----------     -----------     -----------     -----------

 Total from investment operations                   0.01            0.02            0.04            0.06            0.05
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.01)          (0.02)          (0.04)          (0.06)          (0.05)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                             ===========     ===========     ===========     ===========     ===========

 Total return (1)                                   0.86%           1.65%           4.00%           5.99%           4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $    99,949     $   149,429     $   128,408     $    94,045     $    86,581
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.50%           0.47%           0.50%           0.58%           0.72%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income
 to average net assets                              0.89%           1.62%           3.78%           5.89%           4.60%
                                             ===========     ===========     ===========     ===========     ===========

----------
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $     10.50     $     10.39     $     10.33     $     10.40     $     10.40
                                             -----------     -----------     -----------     -----------     -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.48            0.42            0.51            0.52            0.54
Net realized and unrealized gain (loss)
 on investment transactions                         0.16            0.13            0.41            0.66           (0.54)
                                             -----------     -----------     -----------     -----------     -----------

 Total from investment operations                   0.64            0.55            0.92            1.18            0.00
                                             -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                (0.48)          (0.42)          (0.51)          (1.06)           0.00
Distribution from net realized gains               (0.15)          (0.02)          (0.35)          (0.17)           0.00
Return of capital                                   0.00            0.00            0.00           (0.02)           0.00
                                             -----------     -----------     -----------     -----------     -----------

 Total distributions                               (0.63)          (0.44)          (0.86)          (1.25)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     10.51     $     10.50     $     10.39     $     10.33     $     10.40
                                             ===========     ===========     ===========     ===========     ===========

 Total return (1)                                   6.18%           5.28%           8.91%          12.00%           0.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $   172,099     $   156,206     $   123,569     $    96,073     $    55,975
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.62%           0.62%           0.65%           0.68%           0.77%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income
 to average net assets                              4.36%           4.19%           5.23%           5.92%           5.21%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                            215.4%          498.6%          930.7%        1,046.5%          815.1%
                                             ===========     ===========     ===========     ===========     ===========

----------
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $      6.78     $      7.25     $      7.45     $      9.58     $      9.19
                                             -----------     -----------     -----------     -----------     -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.64            0.70            0.72            0.91            0.89
Net realized and unrealized gain (loss)
 on investment transactions                         0.92           (0.46)          (0.20)          (1.24)          (0.50)
                                             -----------     -----------     -----------     -----------     -----------

 Total from investment operations                   1.56            0.24            0.52           (0.33)           0.39
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.64)          (0.71)          (0.72)          (1.80)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $      7.70     $      6.78     $      7.25     $      7.45     $      9.58
                                             ===========     ===========     ===========     ===========     ===========

 Total return (1)                                  23.13%           3.41%           6.92%          (3.69%)          4.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $    82,316     $    63,212     $    60,577     $    51,150     $    69,928
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.86%           0.83%           0.87%(a)        0.87%(a)        0.85%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income
 to average net assets                              8.55%           9.29%           9.57%(a)       10.07%(a)        9.11%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                             87.8%           80.4%           77.0%           65.4%           78.2%
                                             ===========     ===========     ===========     ===========     ===========

----------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.88% AND 0.91%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 9.56% AND 10.04%, RESPECTIVELY FOR THE YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $      9.81     $     15.07     $     20.19     $     41.41     $     30.88
                                             -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.00           (0.03)           0.00           (0.08)          (0.05)
Net realized and unrealized gain (loss)
 on investment transactions                         1.21           (5.23)          (5.12)          (9.36)          10.58
                                             -----------     -----------     -----------     -----------     -----------

 Total from investment operations                   1.21           (5.26)          (5.12)          (9.44)          10.53
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Distribution from net realized gains                0.00            0.00            0.00           (7.69)           0.00
Return of capital                                   0.00            0.00            0.00           (4.09)           0.00
                                             -----------     -----------     -----------     -----------     -----------

 Total distributions                                0.00            0.00            0.00          (11.78)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     11.02     $      9.81     $     15.07     $     20.19     $     41.41
                                             ===========     ===========     ===========     ===========     ===========

 Total return (1)                                  12.36%         (34.90%)        (25.34%)        (26.10%)         34.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $    97,751     $   102,418     $   186,696     $   216,016     $   284,263
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.97%           0.92%(a)        0.92%           0.84%           0.73%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income (loss)
 to average net assets                              0.02%          (0.21%)(a)       0.02%          (0.27%)         (0.14%)
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                            578.4%          773.6%          276.2%          309.3%          209.1%
                                             ===========     ===========     ===========     ===========     ===========

----------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.93% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.22%) FOR THE YEAR ENDED DECEMBER 31, 2002.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $     13.97     $     16.97     $     18.07     $     22.21     $     22.39
                                             -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.25            0.25            0.23            0.26            0.21
Net realized and unrealized gain (loss)
  on investment transactions                        3.62           (2.80)          (0.66)           2.10           (0.39)
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  3.87           (2.55)          (0.43)           2.36           (0.18)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.25)          (0.24)          (0.23)          (0.48)           0.00
Distribution from net realized gains                0.00           (0.21)          (0.44)          (6.02)           0.00
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                              (0.25)          (0.45)          (0.67)          (6.50)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     17.59     $     13.97     $     16.97     $     18.07     $     22.21
                                             ===========     ===========     ===========     ===========     ===========

  Total return (1)                                 27.76%         (14.96%)         (2.40%)         12.64%          (0.80%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $   227,906     $   188,246     $   232,528     $   221,583     $   290,937
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.90%           0.88%           0.88%           0.84%           0.76%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             1.62%           1.51%           1.26%           1.34%           0.88%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                             39.9%           38.0%           49.5%          135.8%           67.6%
                                             ===========     ===========     ===========     ===========     ===========

----------
*     PRIOR TO MAY 1, 2000, THE LARGE CAP VALUE FUND WAS NAMED VALUE EQUITY
      FUND.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $     18.75     $     20.03     $     19.76     $     19.62     $     18.31
                                             -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.42            0.56            0.60            0.58            0.67
Net realized and unrealized gain (loss)
  on investment transactions                        5.17           (0.39)           1.44            3.26            0.64
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  5.59            0.17            2.04            3.84            1.31
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.42)          (0.56)          (0.59)          (1.33)           0.00
Distribution from net realized gains               (0.28)          (0.89)          (1.18)          (2.37)           0.00
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                              (0.70)          (1.45)          (1.77)          (3.70)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     23.64     $     18.75     $     20.03     $     19.76     $     19.62
                                             ===========     ===========     ===========     ===========     ===========

  Total return (1)                                 29.92%           0.87%*         10.34%          22.22%           7.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $   705,627     $   526,569     $   478,237     $   432,379     $   482,856
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.86%           0.85%           0.87%           0.83%           0.76%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             2.11%           2.71%*          2.89%           2.92%           3.25%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                             24.5%           30.6%           33.6%           30.6%           31.0%
                                             ===========     ===========     ===========     ===========     ===========

----------
* THE PRESENTED TOTAL RETURN AND RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS ARE INCLUSIVE OF PAYMENTS MADE BY AFFILIATES ON INVESTMENT TRANSACTIONS. BEFORE CONSIDERATION OF SUCH PAYMENTS, THE TOTAL RETURN WOULD HAVE BEEN 0.77% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.62%.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $     10.53     $     11.71     $     16.64     $     26.78     $     18.37
                                             -----------     -----------     -----------     -----------     -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.19            0.15            0.37            0.14            0.03
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                      3.27           (1.31)          (5.05)          (4.82)           8.38
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  3.46           (1.16)          (4.68)          (4.68)           8.41
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.08)          (0.02)          (0.25)          (0.14)           0.00
Distribution from net realized gains                0.00            0.00            0.00           (4.59)           0.00
Return of capital                                   0.00            0.00            0.00           (0.73)           0.00
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                              (0.08)          (0.02)          (0.25)          (5.46)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     13.91     $     10.53     $     11.71     $     16.64     $     26.78
                                             ===========     ===========     ===========     ===========     ===========

  Total return (1)                                 32.85%          (9.94%)        (28.12%)        (18.67%)         45.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $   133,603     $   104,645     $   124,949     $   162,359     $   215,312
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             1.19%           1.23%           1.25%           1.16%           1.08%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income (loss)
  to average net assets                             1.63%           1.35%           1.06%          (0.08%)          0.20%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                             59.0%          106.3%           97.2%           64.4%           45.0%
                                             ===========     ===========     ===========     ===========     ===========

----------
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year           $     11.00     $     14.38     $     12.94     $     12.64     $     12.81
                                             -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (0.08)          (0.05)           0.01            0.04            0.08
Net realized and unrealized gain (loss)
  on investment transactions                        8.29           (2.37)           2.10            1.68           (0.25)
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  8.21           (2.42)           2.11            1.72           (0.17)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                 0.00            0.00           (0.02)          (0.12)           0.00
Distribution from net realized gains               (1.01)          (0.96)          (0.65)          (1.30)           0.00
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                              (1.01)          (0.96)          (0.67)          (1.42)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     18.20     $     11.00     $     14.38     $     12.94     $     12.64
                                             ===========     ===========     ===========     ===========     ===========

  Total return (1)                                 74.85%         (16.76%)         16.75%          13.73%          (1.33%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)       $   148,700     $    77,491     $    86,987     $    55,677     $    44,939
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             1.15%(a)        1.15%(a)        1.14%(a)        1.05%(a)        0.81%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment income (loss)
  to average net assets                            (0.61%)(a)      (0.38%)(a)       0.12%(a)        0.38%(a)        0.65%
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                             60.9%           54.4%           67.8%          135.4%          102.8%
                                             ===========     ===========     ===========     ===========     ===========

----------
* PRIOR TO MAY 1, 2000, THE SMALL CAP VALUE FUND WAS NAMED SMALL CAPITALIZATION FUND.
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.19%, 1.16%, 1.16% AND 1.09%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.65%), (0.39%), 0.10% AND 0.34%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year

                                                                       YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of  year          $     11.85     $     20.46     $     24.89     $     49.68     $     17.43
                                             -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.13)          (0.14)          (0.13)          (0.26)          (0.11)
Net realized and unrealized gain (loss)
  on investment transactions                        5.76           (8.47)          (3.78)         (11.62)          32.36
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  5.63           (8.61)          (3.91)         (11.88)          32.25
                                             -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains                0.00            0.00           (0.01)         (12.91)           0.00
Return of capital                                   0.00            0.00           (0.51)           0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                               0.00            0.00           (0.52)         (12.91)           0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                 $     17.48     $     11.85     $     20.46     $     24.89     $     49.68
                                             ===========     ===========     ===========     ===========     ===========

  Total return (1)                                 47.51%         (42.08%)        (15.84%)        (28.54%)        185.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in
  thousands)                                 $   111,360     $    74,681     $   137,099     $   139,774     $   183,413
                                             ===========     ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             1.09%(a)        1.05%(a)        1.04%           1.01%           1.04%
                                             ===========     ===========     ===========     ===========     ===========

Ratio of net investment loss
  to average net assets                            (0.94%)(a)      (0.87%)(a)      (0.67%)         (0.68%)         (0.68%)
                                             ===========     ===========     ===========     ===========     ===========

Portfolio turnover rate                            191.1%          163.6%          134.5%          145.3%          172.4%
                                             ===========     ===========     ===========     ===========     ===========

----------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.09% AND 1.06%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.94%) AND (0.88%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002 AND DECEMBER 31, 1998.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                                    YEAR OR PERIOD
                                                                   ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2003            2002            2001            2000*
                                             -----------     -----------     -----------     -----------
Net asset value, beginning of
  period or year                             $     10.70     $     10.35     $     10.13     $     10.00
                                             -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.43            0.24            0.40            0.41
Net realized and unrealized gain
  on investment transactions                       (0.12)           0.41            0.27            0.30
                                             -----------     -----------     -----------     -----------

  Total from investment operations                  0.31            0.65            0.67            0.71
                                             -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.43)          (0.24)          (0.40)          (0.41)
Distribution from net realized gains               (0.01)          (0.06)          (0.05)          (0.17)
                                             -----------     -----------     -----------     -----------

  Total distributions                              (0.44)          (0.30)          (0.45)          (0.58)
                                             -----------     -----------     -----------     -----------

Net asset value, end of period or year       $     10.57     $     10.70     $     10.35     $     10.13
                                             ===========     ===========     ===========     ===========

  Total return (1)                                  2.90%           6.25%           6.64%           7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    43,545     $    42,941     $    18,376     $    10,898
                                             ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.60%           0.63%           0.74%(c)        0.71%(a)
                                             ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             3.62%           3.16%           4.96%(c)        6.01%(a)
                                             ===========     ===========     ===========     ===========

Portfolio turnover rate                             26.7%          224.2%          173.9%          331.6%
                                             ===========     ===========     ===========     ===========

----------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%, FOR THE YEAR ENDED DECEMBER 31, 2001.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE CORE EQUITY FUND**
For a Share Outstanding During the Year

                                                                    YEAR OR PERIOD
                                                                   ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2003            2002            2001            2000*
                                             -----------     -----------     -----------     -----------
Net asset value, beginning of
  period or year                             $      5.26     $      6.96     $      8.74     $     10.00
                                             -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.04            0.04            0.04            0.03
Net realized and unrealized gain (loss)
  on investment transactions                        1.06           (1.70)          (1.65)          (0.86)
                                             -----------     -----------     -----------     -----------

  Total from investment operations                  1.10           (1.66)          (1.61)          (0.83)
                                             -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.03)          (0.04)          (0.05)          (0.03)
Return of capital                                   0.00            0.00           (0.12)          (0.40)
                                             -----------     -----------     -----------     -----------

  Total distributions                              (0.03)          (0.04)          (0.17)          (0.43)
                                             -----------     -----------     -----------     -----------

Net asset value, end of period or year       $      6.33     $      5.26     $      6.96     $      8.74
                                             ===========     ===========     ===========     ===========

  Total return (1)                                 21.02%         (23.86%)        (18.62%)         (8.38%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $    10,223     $    11,397     $    20,165     $    30,099
                                             ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             1.00%(c)        0.91%(c)        0.91%(c)        0.81%(a)
                                             ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             0.56%(c)        0.54%(c)        0.56%(c)        0.36%(a)
                                             ===========     ===========     ===========     ===========

Portfolio turnover rate                             90.0%          102.9%          145.9%           91.6%
                                             ===========     ===========     ===========     ===========

----------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
**    PRIOR TO MAY 1, 2002, THE CORE EQUITY FUND WAS NAMED GROWTH AND INCOME
      FUND.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.08%, 0.92% AND 0.92%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.48%, 0.53% AND 0.55%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002 AND DECEMBER 31, 2001.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                    YEAR OR PERIOD
                                                                   ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2003            2002            2001            2000*
                                             -----------     -----------     -----------     -----------
Net asset value, beginning of
  period or year                             $      6.05     $      7.90     $      9.08     $     10.00
                                             -----------     -----------     -----------     -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.10            0.09            0.09            0.07
Net realized and unrealized gain (loss)
  on investment transactions                        1.62           (1.85)          (1.18)          (0.91)
                                             -----------     -----------     -----------     -----------

  Total from investment operations                  1.72           (1.76)          (1.09)          (0.84)
                                             -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.10)          (0.09)          (0.09)          (0.07)
Return of capital                                   0.00            0.00            0.00           (0.01)
                                             -----------     -----------     -----------     -----------

  Total distributions                              (0.10)          (0.09)          (0.09)          (0.08)
                                             -----------     -----------     -----------     -----------

Net asset value, end of period or year       $      7.67     $      6.05     $      7.90     $      9.08
                                             ===========     ===========     ===========     ===========

  Total return (1)                                 28.41%         (22.28%)        (11.98%)         (8.40%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $   234,020     $   174,429     $   202,902     $   213,398
                                             ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.25%(c)        0.25%(c)        0.25%(c)        0.25%(a)(c)
                                             ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             1.47%(c)        1.35%(c)        1.17%(c)        1.08%(a)(c)
                                             ===========     ===========     ===========     ===========

Portfolio turnover rate                              0.9%            3.4%            1.2%            2.7%
                                             ===========     ===========     ===========     ===========

----------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.38%, 0.36%, 0.39% AND 0.37%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.34%, 1.24%, 1.02% AND 0.97%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2003 , DECEMBER 31, 2002, DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                    YEAR OR PERIOD
                                                                   ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2003            2002            2001            2000*
                                             -----------     -----------     -----------     -----------
Net asset value, beginning of
  period or year                             $      4.24     $      6.29     $      8.75     $     10.00
                                             -----------     -----------     -----------     -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.03)          (0.03)          (0.05)          (0.03)
Net realized and unrealized gain (loss)
  on investment transactions                        2.12           (2.02)          (2.41)          (1.22)
                                             -----------     -----------     -----------     -----------

  Total from investment operations                  2.09           (2.05)          (2.46)          (1.25)
                                             -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Distribution from net realized gains                0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------

Net asset value, end of period or year       $      6.33     $      4.24     $      6.29     $      8.75
                                             ===========     ===========     ===========     ===========

  Total return (1)                                 49.29%         (32.59%)        (28.11%)        (12.50%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $    65,052     $    34,424     $    45,434     $    54,805
                                             ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             1.00%(c)        0.99%(c)        1.00%(c)        1.00%(a)(c)
                                             ===========     ===========     ===========     ===========

Ratio of net investment loss
  to average net assets                            (0.59%)(c)      (0.57%)(c)      (0.70%)(c)      (0.60%)(a)(c)
                                             ===========     ===========     ===========     ===========

Portfolio turnover rate                            154.3%          230.4%          327.4%          202.5%
                                             ===========     ===========     ===========     ===========

----------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05%, 1.05%, 1.09% AND 1.08%, AND THE RATIO OF NET INVESTMENT INCOME(LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.64%), (0.63%), (0.81%) AND (0.68%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2003, DECEMBER 31, 2002, AND DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                    YEAR OR PERIOD
                                                                   ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                                2003            2002            2001            2000*
                                             -----------     -----------     -----------     -----------

Net asset value, beginning of
  period or year                             $      9.75     $     10.83     $     11.92     $     10.00

                                             -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.04            0.06            0.07            0.03
Net realized and unrealized gain (loss)
  on investment transactions                        3.55           (1.08)          (0.45)           2.37
                                             -----------     -----------     -----------     -----------

Total from investment operations                    3.59           (1.02)          (0.38)           2.40
                                             -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
Dividend from net investment income                (0.04)          (0.06)          (0.07)          (0.03)
Distribution from net realized gains               (0.25)           0.00           (0.64)          (0.45)
                                             -----------     -----------     -----------     -----------

  Total distributions                              (0.29)          (0.06)          (0.71)          (0.48)
                                             -----------     -----------     -----------     -----------

Net asset value, end of period or year       $     13.05     $      9.75     $     10.83     $     11.92
                                             ===========     ===========     ===========     ===========

  Total return (1)                                 36.84%          (9.42%)         (3.17%)         23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $    81,042     $    58,330     $    61,633     $    59,538
                                             ===========     ===========     ===========     ===========

Ratio of expenses to average net assets             0.86%           0.85%           0.89%           0.90%(a)
                                             ===========     ===========     ===========     ===========

Ratio of net investment income
  to average net assets                             0.39%           0.55%           0.70%           0.38%(a)
                                             ===========     ===========     ===========     ===========

Portfolio turnover rate                             64.4%           91.4%          222.2%          213.0%
                                             ===========     ===========     ===========     ===========

----------
* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                              YEAR ENDED         PERIOD ENDED
                                             DECEMBER 31,        DECEMBER 31,
                                                2003                2002*
                                             ------------        ------------
Net asset value, beginning of
  period or year                             $       8.41        $      10.00
                                             ------------        ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.03                0.03
Net realized and unrealized gain (loss)
  on investment transactions                         2.12               (1.59)
                                             ------------        ------------

  Total from investment operations                   2.15               (1.56)
                                             ------------        ------------

LESS DISTRIBUTIONS:
Distribution from net investment income             (0.03)              (0.03)
                                             ------------        ------------

Net asset value, end of period or year       $      10.53        $       8.41
                                             ============        ============

  Total return (1)                                  25.61%             (15.60%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $     16,099        $      5,090
                                             ============        ============

Ratio of expenses to average net assets              1.00%(c)            0.98%(a)(c)
                                             ============        ============

Ratio of net investment income
  to average net assets                              0.51%(c)            0.70%(a)(c)
                                             ============        ============

Portfolio turnover rate                              27.5%               34.6%
                                             ============        ============

----------
* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.27% AND 2.11%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.24% AND (0.43%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.


THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                              YEAR ENDED         PERIOD ENDED
                                             DECEMBER 31,        DECEMBER 31,
                                                2003                2002*
                                             ------------        ------------
Net asset value, beginning of
  period or year                             $       8.54        $      10.00
                                             ------------        ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.07                0.03
Net realized and unrealized gain (loss)
  on investment transactions                         2.07               (1.46)
                                             ------------        ------------

Total from investment operations                     2.14               (1.43)
                                             ------------        ------------

LESS DISTRIBUTIONS:
Dividend from net investment income                 (0.07)              (0.03)
Dividend from net realized gains                    (0.04)               0.00
                                             ------------        ------------

  Total distributions                               (0.11)              (0.03)
                                             ------------        ------------

Net asset value, end of period or year       $      10.57        $       8.54
                                             ============        ============

  Total return (1)                                  25.13%             (14.25%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $     16,025        $      7,417
                                             ============        ============

Ratio of expenses to average net assets              1.25%(c)            1.24%(a)(c)
                                             ============        ============

Ratio of net investment income
  to average net assets                              0.54%(c)            0.82%(a)(c)
                                             ============        ============

Portfolio turnover rate                              16.8%               20.6%
                                             ============        ============

----------
* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.26% AND 2.24%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.53% AND (0.18%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31,2002.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

THE REIT FUND
For a Share Outstanding During the Year

                                              YEAR ENDED         PERIOD ENDED
                                             DECEMBER 31,        DECEMBER 31,
                                                2003                2002*
                                             ------------        ------------
Net asset value, beginning of
  period or year                             $       9.00        $      10.00
                                             ------------        ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.36                0.25
Net realized and unrealized gain (loss)
  on investment transactions                         2.83               (1.01)
                                             ------------        ------------

  Total from investment operations                   3.19               (0.76)
                                             ------------        ------------

LESS DISTRIBUTIONS:
Dividend from net investment income                 (0.37)              (0.24)
Distribution from net realized gains                (0.29)               0.00
                                             ------------        ------------

  Total distributions                               (0.66)              (0.24)
                                             ------------        ------------

Net asset value, end of period or year       $      11.53        $       9.00
                                             ============        ============

  Total return (1)                                  35.49%              (7.55%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
  (in thousands)                             $     16,881        $      5,507
                                             ============        ============

Ratio of expenses to average net assets              1.25%(c)            1.22%(a)(c)
                                             ============        ============

Ratio of net investment income
  to average net assets                              4.87%(c)            5.31%(a)(c)
                                             ============        ============

Portfolio turnover rate                              68.9%               45.4%
                                             ============        ============

----------
* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
(a)   ANNUALIZED.
(b)   NOT ANNUALIZED.
(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.34% AND 2.25%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.78% AND 4.28%, RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002.
(1) - TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. ("Penn Series") was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue shares in three additional funds. Each Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    MONEY MARKET FUND - Investments in securities by this Fund are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors ("the Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, EMERGING GROWTH, LIMITED MATURITY BOND, CORE EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 - DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities or to hedge cash positions. Such contracts are based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2003. Open futures contracts held by the Index 500 Fund at December 31, 2003 were as follows:

                       FUTURES        EXPIRATION            UNIT            CLOSING        CURRENT VALUE
     TYPES            CONTRACT           DATE         (@250 PER UNIT)        PRICE         (IN THOUSANDS)
----------------   ---------------   ------------   -------------------   ------------   ------------------
   Buy/Long         S&P 500 Index       3/19/04              36           $  1,110.60         $  409

    OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (called) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. No option contracts were open as of December 31, 2003.

    FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2003. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2003 were as follows:

                                                                                   UNREALIZED
                                        FOREIGN                U.S.       U.S.      FOREIGN
                                        CURRENCY             CONTRACT   CONTRACT    EXCHANGE
        FORWARD FOREIGN    EXPIRATION   CONTRACT   FORWARD    AMOUNT     VALUE     GAIN/LOSS
           CURRENCY           DATE       (000S)     RATE      (000S)     (000S)      (000S)
       -----------------   ----------   --------   -------   --------   --------   ----------
Buy    Australian Dollar    01/12/04       2,630   1.33165   $  1,680   $  1,975   $     295
Buy    Australian Dollar    04/08/04       4,450   1.34522      3,043      3,308         265
Buy    European Currency    01/09/04       3,400   0.79588      3,715      4,272         557
Buy    European Currency    01/12/04       3,400   0.79588      3,715      4,272         557
Buy    European Currency    01/20/04       3,100   0.79610      3,387      3,894         507
Buy    European Currency    04/07/04       7,003   0.79770      8,167      8,779         612
Buy    Swiss Franc          02/18/04       4,200   1.23894      3,007      3,390         383
Buy    Swiss Franc          04/07/04       3,733   1.23732      2,825      3,017         192
Buy    British Pound        01/12/04       6,874   0.56105     10,758     12,252       1,494
Buy    British Pound        01/20/04       3,437   0.56142      5,376      6,122         746
Buy    British Pound        04/04/04       9,440   0.56490     15,718     16,711         993
Sell   Australian Dollar    01/12/04       2,630   1.33165      1,722      1,975        (253)
Sell   Australian Dollar    04/08/04       4,450   1.34522      2,960      3,308        (348)
Sell   European Currency    01/09/04       3,400   0.79588      3,831      4,272        (441)
Sell   European Currency    01/12/04       3,400   0.79588      3,821      4,272        (451)
Sell   European Currency    01/20/04       3,100   0.79610      3,491      3,894        (403)
Sell   European Currency    04/07/04       7,003   0.79770      8,056      8,779        (723)
Sell   Swiss Franc          02/18/04       4,200   1.23894      3,069      3,390        (321)
Sell   Swiss Franc          04/07/04       3,733   1.23732      2,816      3,017        (201)
Sell   British Pound        01/12/04       6,874   0.56105     11,122     12,252      (1,130)
Sell   British Pound        01/20/04       3,437   0.56142      5,456      6,122        (666)
Sell   British Pound        04/04/04       9,440   0.56490     15,503     16,711      (1,208)
                                                                                   ----------

                                    Net unrealized foreign exchange appreciation   $     456
                                                                                   ==========

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
    Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), serves as investment adviser to each of the Funds.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin on May 1, 2002. As sub-adviser, Franklin provides investment management services to the Fund.

    Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

    For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES
    Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds before fees paid indirectly are as follows:
Money Market: 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity:
1.00%; Large Cap Value: 1.00%; Flexibly Managed: 1.00%; International Equity:
1.50%; Small Cap Value: 1.15%; Emerging Growth: 1.15%; Limited Maturity Bond:
0.90%; Core Equity: 1.00%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap
Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%.

    Total fees of $82,000 were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2003. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 - RELATED PARTY TRANSACTIONS

    Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2003:
(Dollar Amounts in Thousands)

FUND                          ASSETS
----                          ------
Money Market Fund          $   2,213
Quality Bond Fund             33,073
High Yield Bond Fund             695
Growth Equity Fund            12,197
Large Cap Value Fund          15,727
Flexibly Managed Fund         21,054
International Equity Fund     17,800
Small Cap Value Fund           9,017
Emerging Growth Fund           6,190
Core Equity Fund               7,902
Index 500 Fund                17,074

FUND                          ASSETS
----                          ------
Mid Cap Growth Fund        $   4,624
Strategic Value Fund             756
REIT Fund                        782

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or the sub-advisors. Commissions paid on those trades from the Funds for the year ended December 31, 2003 were as follows:
(Dollar Amounts in Thousands)

  FUND                     COMMISSIONS
  ----                     -----------
  Flexibly Managed Fund      $       4
  Mid Cap Value Fund                63
  REIT Fund                          1

Additionally, Penn Mutual provided seed capital that has been invested in the following Funds as of December 31, 2003:
(Dollar Amounts in Thousands)

  FUND                          ASSETS
  ----                          ------
  Large Cap Growth Fund      $   2,927
  Strategic Value Fund           1,893
  REIT Fund                      2,881

The sub-advisor of the High Yield Bond Fund and the Flexibly Managed Fund is also the advisor of the T. Rowe Price Reserve Investment Fund in which these Funds invest.

5 - CAPITAL STOCK
(SHARE AMOUNTS IN THOUSANDS)

At December 31, 2003, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 par value capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

CLASS                                             PAR VALUE                  NUMBER OF SHARES
-----                                             ---------                  ----------------
Money Market Fund Common Stock                    $  0.1000                       500,000
Quality Bond Fund Common Stock                       0.1000                       250,000
High Yield Bond Fund Common Stock                    0.1000                       250,000
Growth Equity Fund Common Stock                      0.1000                       250,000
Large Cap Value Fund Common Stock                    0.1000                       250,000
Flexibly Managed Fund Common Stock                   0.1000                       250,000
International Equity Fund Common Stock               0.1000                       250,000
Small Cap Value Fund Common Stock                    0.1000                       250,000
Emerging Growth Fund Common Stock                    0.1000                       250,000
Limited Maturity Bond Fund Common Stock              0.0001                       250,000
Core Equity Fund Common Stock                        0.0001                       250,000
Index 500 Fund Common Stock                          0.0001                       250,000
Mid Cap Growth Fund Common Stock                     0.0001                       250,000
Mid Cap Value Fund Common Stock                      0.0001                       250,000
Large Cap Growth Fund Common Stock                   0.0001                       250,000
Strategic Value Fund Common Stock                    0.0001                       250,000
REIT Fund Common Stock                               0.0001                       250,000
Class D Common Stock                                 0.0001                       250,000
Class E Common Stock                                 0.0001                       250,000
Class F Common Stock                                 0.0001                       250,000

Transactions in capital stock of Penn Series were as follows:
(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                                   THE YEAR ENDED DECEMBER 31, 2003:
                                           ----------------------------------------------------------------------------------------
                                                   RECEIVED FOR               SHARES ISSUED FOR                  PAID FOR
                                                   SHARES SOLD                  REINVESTMENT                  SHARES REDEEMED
                                                   -----------                  ------------                  ---------------
                                             SHARES          AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                                             ------          ------         ------         ------         ------          ------
Money Market Fund                             89,788       $  89,788         1,239        $  1,239        140,507       $  140,507
Quality Bond Fund                              3,807          41,149           933           9,848          3,240           35,194
High Yield Bond Fund                           2,656          20,070           824           6,298          2,121           16,028
Growth Equity Fund                               757           7,695             2              24          2,323           23,405
Large Cap Value Fund                           1,398          21,091           188           3,227          2,104           31,598
Flexibly Managed Fund                          4,513          94,141           880          20,345          3,630           72,968
International Equity Fund                      2,771          30,308            55             736          3,160           34,708
Small Cap Value Fund                           1,792          26,923           439           7,799          1,105           14,980
Emerging Growth Fund                           1,121          16,328             -               -          1,053           14,701
Limited Maturity Bond Fund                     1,772          19,212           167           1,763          1,832           19,946
Core Equity Fund                                 129             717             9              56            689            3,768
Index 500 Fund                                 5,476          36,673           386           2,902          4,156           27,656
Mid Cap Growth Fund                            3,348          18,012             -               -          1,187            5,961
Mid Cap Value Fund                               978          11,106           136           1,743            890            9,487
Large Cap Growth Fund                          1,078          10,135             5              50            159            1,477
Strategic Value Fund                             799           7,269            16             170            167            1,532
REIT Fund                                        936           9,964            78             889            162            1,704

                                                                   THE YEAR OR PERIOD ENDED DECEMBER 31, 2002:
                                           -----------------------------------------------------------------------------------------
                                                   RECEIVED FOR               SHARES ISSUED FOR                  PAID FOR
                                                   SHARES SOLD                  REINVESTMENT                  SHARES REDEEMED
                                                   -----------                  ------------                  ---------------
                                             SHARES          AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                                             ------          ------         ------         ------         ------          ------
Money Market Fund                            383,842       $ 383,842         2,297        $  2,297        365,120       $  365,120
Quality Bond Fund                              5,301          55,942         1,573          16,390          3,896           41,032
High Yield Bond Fund                           3,260          23,722         1,714          11,984          4,003           29,211
Growth Equity Fund                             1,127          13,903             3              48          3,085           38,483
Large Cap Value Fund                           1,746          27,389           968          15,080          2,936           45,049
Flexibly Managed Fund                          5,138         106,432         4,095          79,341          5,025          100,539
International Equity Fund                     21,363         238,791           242           2,810         22,335          251,799
Small Cap Value Fund                           2,098          29,057           728           8,545          1,829           23,440
Emerging Growth Fund                           1,752          26,057             -               -          2,150           30,650
Limited Maturity Bond Fund                     3,376          36,208           182           1,918          1,321           14,166
Core Equity Fund  *                              169           1,029            36             222            934            5,726
Index 500 Fund                                 8,535          59,673           718           4,909          6,132           41,480
Mid Cap Growth Fund                            2,564          12,899             -               -          1,674            8,212
Mid Cap Value Fund                             1,188          12,699           410           4,398          1,303           13,215
Large Cap Growth Fund +                          704           6,509             2              18            101              852
Strategic Value Fund +                           969           8,838             3              29            104              867
REIT Fund +                                      718           6,802            16             140            122            1,079

*   Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
    Fund.
+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

6 - COMPONENTS OF NET ASSETS
    (DOLLAR AMOUNTS IN THOUSANDS)

At December 31, 2003, Net Assets consisted of the following:

                                                                    MONEY              QUALITY           HIGH YIELD
                                                                    MARKET              BOND               BOND
                                                                     FUND               FUND               FUND
                                                              ------------------   ----------------   -----------------
Capital paid in                                                   $   99,949        $  169,551            $   92,010
Undistributed net investment income (loss)                                 -               (34)                  (44)
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                         -              (112)              (12,946)
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign
 currency related items                                                    -             2,694                 3,296
                                                              ---------------------------------------------------------
                           Total Net Assets                       $   99,949        $  172,099            $   82,316
                                                              =========================================================

                                                                   GROWTH             LARGE CAP            FLEXIBLY
                                                                   EQUITY               VALUE              MANAGED
                                                                    FUND                FUND                 FUND
                                                              ------------------   ----------------   -----------------
Capital paid in                                                   $  239,426        $  210,086            $  532,251
Undistributed net investment income (loss)                                 -                60                   149
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                  (150,990)          (19,045)               10,040
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign
 currency related items                                                9,315            36,805               163,187
                                                              ---------------------------------------------------------
                           Total Net Assets                       $   97,751        $  227,906            $  705,627
                                                              =========================================================

                                                                 INTERNATIONAL        SMALL CAP            EMERGING
                                                                    EQUITY              VALUE               GROWTH
                                                                     FUND               FUND                 FUND
                                                              ------------------  -----------------   -----------------
Capital paid in                                                   $  140,478       $   115,222            $  173,423
Undistributed net investment income (loss)                              (669)                -                     -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                   (33,625)            3,340               (84,733)
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign
 currency related items                                               27,419            30,138                22,670
                                                              ---------------------------------------------------------
                           Total Net Assets                       $  133,603       $   148,700            $  111,360
                                                              =========================================================

                                                                    LIMITED             CORE               INDEX
                                                                 MATURITY BOND         EQUITY               500
                                                                     FUND               FUND                FUND
                                                              ------------------   ----------------   -----------------
Capital paid in                                                   $   43,180       $    21,553            $  288,143
Undistributed net investment income (loss)                                 -                 1                    14
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                      (204)          (13,023)              (12,703)
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign
 currency related items                                                  569             1,692               (41,434)
                                                              ---------------------------------------------------------
                           Total Net Assets                       $   43,545       $    10,223            $  234,020
                                                              =========================================================

                                                                   MID CAP           MID CAP            LARGE CAP
                                                                    GROWTH            VALUE              GROWTH
                                                                     FUND             FUND                FUND
                                                              -----------------  ----------------  -----------------
Capital paid in                                                   $   86,533       $    65,498            $   14,382
Undistributed net investment income (loss)                                 -                 -                     -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                   (34,395)            1,521                   (81)
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign currency
 related items                                                        12,914            14,023                 1,798
                                                                  -----------------------------------------------------
                           Total Net Assets                       $   65,052       $    81,042            $   16,099
                                                                  =====================================================

                                                                  STRATEGIC
                                                                     VALUE              REIT
                                                                     FUND               FUND
                                                              ------------------   ----------------
Capital paid in                                                   $   13,902       $    14,983
Undistributed net investment income (loss)                                 -                 5
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange                                      (231)               19
Net unrealized appreciation (depreciation) in value
 of investments, futures contracts and foreign currency
 related items                                                         2,354             1,874
                                                              -------------------------------------
                           Total Net Assets                       $   16,025       $    16,881
                                                              =====================================

7 - PURCHASES AND SALES OF INVESTMENTS
   (DOLLAR AMOUNTS IN THOUSANDS)

During the year ended December 31, 2003, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                                   PURCHASES            SALES
                                                --------------      --------------
Quality Bond Fund                                  $  54,998          $   58,811
High Yield Bond Fund                                  70,049              61,550
Growth Equity Fund                                   540,074             535,682
Large Cap Value Fund                                  78,089              84,829
Flexibly Managed Fund                                134,727             144,450
International Equity Fund                             63,826              67,051
Small Cap Value Fund                                  69,316              60,695
Emerging Growth Fund                                 164,085             165,933
Limited Maturity Bond Fund                             4,147               1,245
Core Equity Fund                                       8,717              10,645
Index 500 Fund                                        15,259               1,533
Mid Cap Growth Fund                                   81,165              69,987
Mid Cap Value Fund                                    42,892              40,084
Large Cap Growth Fund                                  9,961               2,378
Strategic Value Fund                                   7,348               1,703
REIT Fund                                             15,104               6,593

8 - SECURITIES LOANS

Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2003, securities lending activities are summarized as follows:
(Dollar Amounts in Thousands)

                                    MARKET VALUE OF      MARKET VALUE OF     INCOME FROM
FUND                              SECURITIES ON LOAN        COLLATERAL        LENDING#
----                              ------------------     ---------------     -----------
International Equity Fund             $   3,736             $   3,932           $   8
Small Cap Value Fund                      8,247                 8,759              29
Emerging Growth Fund                     14,946                15,708              50
Mid Cap Growth Fund                      25,679                26,698              18
Mid Cap Value Fund                       22,743                23,496              19

----------
# INCOME EARNED FOR THE PERIOD IS INCLUDED IN INTEREST INCOME ON THE STATEMENTS OF OPERATIONS.

9 - FEES PAID INDIRECTLY

Certain subadvisors have directed certain fund trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds and served to reduce the respective Funds' expenses. The recaptured commissions for the year ended December 31, 2003 were as follows:
(Dollar Amounts in Thousands)

PORTFOLIO                                   OVERALL REDUCTION:
---------                                   -----------------
Growth Equity Fund                                    $  32
Large Cap Value Fund                                     62
Flexibly Managed Fund                                    19
International Equity Fund                                45
Mid Cap Growth Fund                                      56
Mid Cap Value Fund                                       13

10 - CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 - CAPITAL LOSS CARRYOVERS
    (DOLLAR AMOUNTS IN THOUSANDS)

Capital loss carryovers expire as follows:

                               HIGH YIELD    GROWTH     LARGE CAP   INTERNATIONAL   EMERGING     LIMITED
                                  BOND       EQUITY       VALUE        EQUITY        GROWTH     MATURITY
                                  FUND        FUND        FUND          FUND          FUND      BOND FUND
                               ----------   ---------   ---------   -------------   ---------   ---------
  2004                         $      520   $       -   $       -     $         -   $       -   $       -
  2005                                  -           -           -               -           -           -
  2006                                 15           -           -               -           -           -
  2007                                862           -           -               -           -           -
  2008                              2,950           -           -               -           -           -
  2009                              5,143      92,632           -          18,225      46,539           -
  2010                              3,195      46,866      11,486          15,632      35,617           -
  2011                                251      10,938       5,309               -           -         178
                               ----------   ---------   ---------   -------------   ---------   ---------
     Total                     $   12,936   $ 150,436   $  16,795     $    33,857   $  82,156   $     178

                                  CORE        INDEX      MID CAP      LARGE CAP     STRATEGIC
                                 EQUITY        500       GROWTH         GROWTH        VALUE        REIT
                                  FUND        FUND        FUND           FUND          FUND        FUND
                               ----------   ---------   ---------   -------------   ---------   ---------
  2004                         $        -   $       -   $       -   $           -   $       -   $       -
  2005                                  -           -           -               -           -           -
  2006                                  -           -           -               -           -           -
  2007                                  -           -           -               -           -           -
  2008                                  -           -           -               -           -           -
  2009                              9,432         737      22,000               -           -           -
  2010                              2,782      11,374      12,119               49          -          22
  2011                                585           -           -               -           -           -
                               ----------   ---------   ---------   -------------   ---------   ---------
     Total                     $   12,799   $  12,111   $  34,119   $          49   $       -   $      22

12 - TAX CHARACTER OF DISTRIBUTIONS
     (Dollar Amounts in Thousands)

The tax character of distributions paid during the fiscal year ended December
  31, 2003 were as follows:

                                                MONEY        QUALITY     HIGH YIELD       GROWTH       LARGE CAP     FLEXIBLY
                                                MARKET         BOND         BOND          EQUITY         VALUE        MANAGED
                                                FUND           FUND         FUND           FUND           FUND          FUND
                                            -------------   ----------   -----------   -------------   ----------   -----------
DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                           $      1,096    $    9,441   $     6,298   $          23   $    3,227   $    13,268
  Net long-term capital gains                           -          407             -               -            -         7,077
                                            -------------   ----------   -----------   -------------   ----------   -----------
TOTAL TAXABLE DISTRIBUTIONS                         1,096        9,848         6,298              23        3,227        20,345
  Tax return of capital                                 -            -             -               1            -             -
                                            -------------   ----------   -----------   -------------   ----------   -----------
TOTAL DISTRIBUTIONS PAID                    $       1,096    $   9,848   $     6,298   $          24   $    3,227   $    20,345
                                            =============   ==========   ===========   =============   ==========   ===========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income             $           -   $       19   $        24   $           -   $       60   $      888
  Undistributed long-term capital gains                 -            -             -               -            -       10,731
                                            -------------   ----------   -----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                    -           19            24               -           60       11,619
  Accumulated capital and other losses                  -         (164)      (12,978)       (150,436)     (16,795)           -
  Unrealized appreciation/(depreciation)*               -        2,693         3,260           8,761       34,555      161,757
                                            -------------   ----------   -----------   -------------   ----------   -----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)        $           -   $    2,548   $    (9,694)  $    (141,675)  $   17,820   $  173,376
                                            =============   ==========   ===========   =============   ==========   ===========

The tax character of distributed paid
 during the fiscal year ended December31, 2003 were as follows:

                                            INTERNATIONAL   SMALL CAP     EMERGING        LIMITED         CORE        INDEX
                                               EQUITY         VALUE        GROWTH      MATURITY BOND     EQUITY        500
                                                FUND          FUND          FUND           FUND         FUND **        FUND
                                            -------------   ----------   -----------   -------------   ----------   ----------
DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                            $        736    $   4,144    $        -   $       1,756    $      56    $   2,902
  Net long-term capital gains                           -        3,655             -               -            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                           736        7,799             -           1,756           56        2,902
  Tax return of capital                                 -            -             -               7            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                     $        736    $   7,799    $        -   $       1,763    $      56     $  2,902
                                            =============   ==========   ===========   =============   ==========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income              $        173    $   1,677    $        -   $           -    $       1    $       9
  Undistributed long-term capital gains                 -        2,374             -               -            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                  173        4,051             -               -            1            9
  Accumulated capital and other losses            (33,857)           -       (82,156)           (204)     (12,799)     (12,111)
  Unrealized appreciation/(depreciation)*          26,809       29,427        20,093             569        1,468      (42,021)
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         $     (6,875)   $  33,478    $  (62,063)  $         365      (11,330)   $ (54,123)
                                            =============   ==========   ===========   =============   ==========   ==========

The tax character of distribution paid during the fiscal year ended
  December 31, 2003 were as follows:

                                               MID CAP        MID CAP       LARGE        STRATEGIC
                                               GROWTH          VALUE     CAP GROWTH        VALUE          REIT
                                                FUND           FUND         FUND           FUND           FUND
                                            -------------   ----------   -----------   -------------   ----------
DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                            $          -    $     256    $       49   $         106    $     749
  Net long-term capital gains                           -        1,487             -              61          140
                                            -------------   ----------   -----------   -------------   ----------
TOTAL TAXABLE DISTRIBUTIONS                             -        1,743            49             167          889
  Tax return of capital                                 -            -             1               3            -
                                            -------------   ----------   -----------   -------------   ----------
TOTAL DISTRIBUTIONS PAID                     $          -    $   1,743    $       50   $         170    $     889
                                            =============   ==========   ===========   =============   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  tax basis were as follows:
  Undistributed ordinary income              $          -    $     677    $        -   $           -    $      54
  Undistributed long-term capital gains                 -        1,004             -               -           16
                                            -------------   ----------   -----------   -------------   ----------
ACCUMULATED EARNINGS                                    -        1,681             -               -           70
  Accumulated capital and other losses            (34,119)           -           (55)           (157)           -
  Unrealized appreciation/(depreciation)*          12,638       13,863         1,772           2,280        1,828
                                            -------------   ----------   -----------   -------------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         $    (21,481)   $  15,544    $    1,717   $       2,123    $   1,898
                                            =============   ==========   ===========   =============   ==========

* THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, THE REALIZATION FOR TAX PURPOSES OF UNREALIZED GAINS/LOSSES ON CERTAIN DERIVATIVE INSTRUMENTS, AND THE DIFFERENCE BETWEEN BOOK AND TAX AMORTIZATION METHODS FOR PREMIUM AND MARKET DISCOUNT.

The tax character of distributions paid during the fiscal year ended December
  31, 2002 were as follows:

                                              MONEY          QUALITY      HIGH YIELD      GROWTH        LARGE CAP    FLEXIBLY
                                             MARKET           BOND           BOND         EQUITY          VALUE       MANAGED
                                              FUND            FUND           FUND          FUND           FUND         FUND
                                            -------------   ----------   -----------   -------------   ----------   ----------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                            $      2,240    $   6,224    $    6,022    $          -    $   3,237    $  14,599
  Net long-term capital gains                           -            -             -               -        2,806       23,254
                                            -------------   -----------  -----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                         2,240        6,224         6,022               -        6,043       37,853
  Tax return of capital                                 -            -             1               -            -            -
                                            -------------   -----------  -----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                     $      2,240    $   6,224    $    6,023    $          -    $   6,043    $  37,853
                                            =============   ===========  ===========   =============   ==========   ==========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income              $          -    $     218    $        -    $          -    $      39    $     216
  Undistributed long-term capital gains                 -          406             -               -            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                    -          624             -               -           39          216
  Accumulated capital and other losses                  -            -       (14,522)       (144,732)     (14,650)        (325)
  Unrealized appreciation/(depreciation)*               -        1,834        (4,988)         (7,963)     (14,535)      35,945
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         $          -    $   2,458    $  (19,510)   $   (152,695)   $ (29,146)   $  35,836
                                            =============   ==========   ===========   =============   ==========   ==========

The tax character of distributions paid during the fiscal year ended December
  31, 2002 were as follows:

                                            INTERNATIONAL    SMALL CAP     EMERGING       LIMITED         CORE        INDEX
                                               EQUITY          VALUE        GROWTH     MATURITY BOND     EQUITY        500
                                                FUND           FUND          FUND          FUND          FUND**       FUND
                                            -------------   ----------   -----------   -------------   ----------   ----------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                            $        155    $     408    $        -    $      1,044    $      85   $    2,558
  Net long-term capital gains                           -        5,907             -             100            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                           155        6,315             -           1,144           85        2,558
  Tax return of capital                                 -            -             -               -            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                     $        155    $   6,315    $        -    $      1,144    $      85   $    2,558
                                            =============   ==========   ===========   =============   ==========   ==========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income              $          -    $      14    $        -    $         42    $       -   $       10
  Undistributed long-term capital gains                 -            -             -               -            -            -
                                            -------------   ----------   -----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                    -           14             -              42            -           10
  Accumulated capital and other losses            (37,459)        (737)      (94,496)              -      (12,379)     (14,680)
  Unrealized appreciation/(depreciation)*          (2,103)     (17,273)       (3,470)            741         (773)     (87,126)
                                            -------------   ----------   -----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         $    (39,562)   $ (17,996)   $  (97,966)   $        783    $ (13,152)  $ (101,796)
                                            =============   ==========   ===========   =============   ==========   ==========

The tax character of distributions paid during the fiscal year ended December
  31, 2002 were as follows:

                                               MID CAP        MID CAP     LARGE CAP      STRATEGIC
                                               GROWTH          VALUE       GROWTH          VALUE          REIT
                                                FUND           FUND         FUND           FUND           FUND
                                            -------------   ----------   -----------   -------------   ----------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                            $          -    $     355    $       18    $         28    $     140
  Net long-term capital gains                           -            -             -               -            -
                                            -------------   ----------   -----------   -------------   ----------
TOTAL TAXABLE DISTRIBUTIONS                             -          355            18              28          140
  Tax return of capital                                 -            -             -               1            -
                                            -------------   ----------   -----------   -------------   ----------
TOTAL DISTRIBUTIONS PAID                     $          -    $     355    $       18    $         29    $     140
                                            =============   ==========   ===========   =============   ==========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income              $          -    $       -    $        -    $          -    $       4
  Undistributed long-term capital gains                 -            -             -               -            -
                                            -------------   ----------   -----------   -------------   ----------
ACCUMULATED EARNINGS                                    -            -             -               -            4
  Accumulated capital and other losses            (40,274)      (1,056)         (140)            (82)         (47)
  Unrealized appreciation/(depreciation)*             (60)      (2,749)         (445)           (500)        (313)
                                            -------------   ----------   -----------   -------------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         $    (40,334)   $  (3,805)   $     (585)   $       (582)   $    (356)
                                            =============   ==========   ===========   =============   ==========

* THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, THE REALIZATION FOR TAX PURPOSES OF UNREALIZED GAINS/LOSSES ON CERTAIN DERIVATIVE INSTRUMENTS, AND THE DIFFERENCE BETWEEN BOOK AND TAX AMORTIZATION METHODS FOR PREMIUM AND MARKET DISCOUNT.
** PRIOR TO MAY 1, 2002, THE CORE EQUITY FUND WAS NAMED THE GROWTH AND INCOME FUND.

PENN SERIES FUNDS, INC.
SHAREHOLDER VOTING RESULTS (UNAUDITED)

Penn Series held a Special Meeting of Shareholder at the office of the Penn Mutual on Friday, October 31, 2003.

At the meeting the shareholders were asked to:

1. Elect a Board of Directors ("Board") for the Company. The following Directors were elected to the Board:

               NOMINEE                          FOR                WITHHOLD
-------------------------------------   -------------------   ------------------
Eugene Bay                                 254,687,169.1707      11,916,288.8293
Robert E. Chappell                         255,232,159.8355      11,371,298.1645
James S. Greene, Jr.                       253,980,156.5369      12,623,301.4631
Larry L. Mast                              255,107,725.2081      11,495,732.7919
Charles E. Mather III                      254,489,652.7990      12,113,805.2010
Daniel J. Toran                            254,846,012.3705      11,757,445.6295
M. Donald Wright                           254,297,990.4537      12,305,467.5463

2. Approve a new investment sub-advisory agreement between ICMI and Neuberger Berman. The following votes were cast:

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions          722,369.6925      33,769.5478       69,742.2195
Other Shares to Be Voted in Same Proportion        4,461,867.2898     192,069.0495      452,742.5379
Total Shares To Be Voted                           5,184,236.9823     225,838.5973      522,484.7574

3. Approve a "manager of managers" structure for the Mid Cap Value Fund. The following votes were cast:

                                                       FOR             AGAINST            ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions          709,572.9902      54,643.0149       61,665.4547
Other Shares to Be Voted in Same Proportion        4,361,480.8726     343,116.3283      402,081.6763
Total Shares To Be Voted                           5,071,053.8628     397,759.3432      463,747.1310

4. Approve a "manager of managers" structure for the Limited Maturity Bond Fund. The following votes were cast:

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions          660,783.7937      37,935.9281       27,615.5359
Other Shares to Be Voted in Same Proportion        3,239,157.3900     186,290.4346      135,933.1597
Total Shares To Be Voted                           3,899,941.1837     224,226.3627      163,548.6956

5. Approve a "manager of managers" structure for the Index 500 Fund. The following votes were cast:

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        3,087,059.3400     187,506.0265      161,371.5250
Other Shares to Be Voted in Same Proportion       23,568,690.6503   1,484,006.5589    1,220,539.5473
Total Shares To Be Voted                          26,655,749.9903   1,671,512.5854    1,381,911.0723

6. Approve a "manager of managers" structure for the Mid Cap Growth Fund. The following votes were cast:

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        1,129,422.4189      86,745.1360       72,155.4235
Other Shares to Be Voted in Same Proportion        7,057,690.5914     538,634.9417      446,573.9476
Total Shares To Be Voted                           8,187,113.0103     625,380.0777      518,729.3711

7. Approve a "manager of managers" structure for the Mid Cap Growth Fund. The following votes were cast:

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        1,522,321.4333      80,062.7632      106,060.3088
Other Shares to Be Voted in Same Proportion       12,424,374.9279     699,228.2245      845,425.3472
Total Shares To Be Voted                          13,946,696.3612     779,290.9877      951,485.6560

8. Approve changes to the Growth Equity Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        1,063,198.3053      69,348.7420       55,768.9894
Other Shares to Be Voted in Same Proportion        7,319,882.8094     485,634.8139      380,938.1240
Total Shares To Be Voted                           8,383,081.1147     554,983.5559      436,707.1134

9. Approve changes to the Large Cap Value Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        1,718,129.8333      84,970.7878      104,287.8998
Other Shares to Be Voted in Same Proportion       10,088,786.3639     498,062.2002      609,751.3020
Total Shares To Be Voted                          11,806,916.1972     583,032.9880      714,039.2018

10. Approve changes to the International Equity Fund's investment policies to apply the Fund's 5% limit on assets invested in any one issuer and 10% limit on ownership of voting securities of any issuer to 75% of the total assets of the Fund, rather than 100% of the Fund's total assets.

                                                        FOR             AGAINST          ABSTAIN
                                                 ----------------   --------------   ---------------
Shares to Be Voted Pursuant to Instructions        1,148,169.2294      66,174.8600       57,864.8063
Other Shares to Be Voted in Same Proportion        7,591,620.5004     438,014.4437      378,555.3081
Total Shares To Be Voted                           8,739,789.7298     504,189.3037      436,420.1144

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Core Equity Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, or collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 6, 2004

FUND MANAGEMENT (Unaudited)

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                            FUND
                                      TERM OF OFFICE                                    COMPLEX           OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND              AND  LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN             DIRECTORSHIPS
POSITION(S) WITH TRUST                 TIME  SERVED          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY DIRECTOR
----------------------------------  ------------------  -----------------------------  -------------  ------------------------------
                                                          DISINTERESTED TRUSTEES
Eugene Bay, 5/8/37                   Indefinite term,   Senior Pastor, Bryn Mawr             17       N/A
121 Fishers Road                     10 years served    Presbyterian Church, Bryn
Bryn Mawr, PA 19010                                     Mawr, PA
Director

James S. Greene, 11/27/29            Indefinite term,   Retired.                             17       N/A
P.O. Box 3761                        11 years served
Vero Beach, FL 32964-3761
Director

Charles E. Mather III, 08/17/34      Indefinite term,   Insurance Broker, Mather &           17       Director, The Finance Company
Public Ledger Building - Suite 630    2 year served     Co. since 1960.                               of Pennsylvania (investment
150 South Independence Mall West                                                                      company); Director, Christiana
Philadelphia, PA 19106                                                                                Bank and Trust Company
Director

M. Donald Wright, 6/30/35            Indefinite term,   Accountant, Wright                   17       N/A
100 Chetwynd Drive                   15 years served    Consultants, Bryn Mawr, PA
Rosemont, PA 19010                                      (financial planning and
Director                                                consulting); Professor, The
                                                        American College.

                                                          INTERESTED TRUSTEES

Robert E. Chappell, 9/13/44          Indefinite term,   Chairman of the Board and            17       Director, Quaker Chemical
600 Dresher Road                      5 years served    Chief Executive Officer                       Corporation
Horsham, PA 19044                                       (since December 1996), The
Director                                                Penn Mutual Life Insurance
                                                        Company.

Larry Mast, 9/29/48                  Indefinite term,   Executive Vice President             17       N/A
600 Dresher Road                      5 years served    (since January 1997), The
Horsham, PA 19044                                       Penn Mutual Life Insurance
Director                                                Company.

Daniel J. Toran, 1/30/48             Indefinite term,   President and Chief Operating        17       N/A
600 Dresher Road                      5 years served    Officer, Insurance Executive
Horsham, PA 19044                                       (since January 1997), The
Director                                                Penn Mutual Life Insurance
                                                        Company.

                                                    OFFICER(S) WHO ARE NOT TRUSTEES

Peter M. Sherman, 9/16/52            Indefinite term,   Chairman and President of            17       N/A
600 Dresher Road                      3 years served    Independence Capital
Horsham, PA 19044                                       Management Inc.; Executive
President                                               Vice President and Chief
                                                        Investment Officer (since
                                                        1998), Senior Vice President
                                                        and Chief Investment Officer
                                                        (from 1996 to 1998), The Penn
                                                        Mutual Life Insurance
                                                        Company.

Richard F. Plush, 3/6/50             Indefinite term,   Vice President and Chief             17       N/A
600 Dresher Road                      6 years served    Actuary, The Penn Mutual Life
Horsham, PA 19044                                       Insurance Company (1973 to
Vice President                                          present).

Laura M. Ritzko, 3/28/61             Indefinite term,   Secretary (since December            17       N/A
600 Dresher Road                         4 months       1996), The Penn Mutual Life
Horsham, PA 19044                         served        Insurance Company; Assistant
Secretary                                               Secretary (1996 - 2003), Penn
                                                        Series Funds, Inc.
                                                        (investment company)

Steven M. Herzberg, 2/24/57          Indefinite term,   Assistant Vice President and         17       N/A
600 Dresher Road                      8 years served    Treasurer (since December
Horsham, PA 19044                                       1997), The Penn Mutual Life
Treasurer                                               Insurance Company.

Ann M. Strootman, 6/29/62            Indefinite term,   Vice President and Controller        17       N/A
600 Dresher Road                      5 years served    (since January 1996), The
Horsham, PA 19044                                       Penn Mutual Life Insurance
Controller                                              Company.

J. Clay Luby, 7/19/63                Indefinite term,   Director, Variable Products          17       N/A
600 Dresher Road                      2 year served     Financial Reporting (since
Horsham, PA 19044                                       April 2002), The Penn Mutual
Assistant Controller                                    Life Insurance Company.

Patricia M. Chiarlanza, 11/14/65     Indefinite term,   Assistant Treasurer (since           17       N/A
600 Dresher Road                      3 years served    May 2001), The Penn Mutual
Horsham, PA 19044                                       Life Insurance Company.
Assistant Treasurer

APPENDIX A

                             PENN SERIES FUNDS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

All voting securities held in each fund or portfolio ("Fund") of Penn Series Funds, Inc. ("Penn Series") shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. ("ICMI") and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

          PROXY VOTING POLICIES AND PROCEDURES OF ICMI AND SUB-ADVISERS



     EXHIBIT         INVESTMENT ADVISER OR SUB-ADVISER                 FUNDS(S)
     -------   --------------------------------------------   ----------------------------
        A      Independence Capital Management, Inc.          Money Market Fund
                                                              Limited Maturity Bond Fund
                                                              Quality Bond Fund
                                                              Growth Equity Fund
                                                              Core Equity Fund

        B      T. Rowe Price Associates, Inc.                 High Yield Bond Fund
                                                              Flexibly Managed Fund

        C      Putnam Investment Management, LLC              Large Cap Value Fund

        D      Franklin Advisers, Inc.                        Large Cap Growth Fund

        E      Wells Capital Management Incorporated          Index 500 Fund

        F      Turner Investment Partners, Inc.               Mid Cap Growth Fund

        G      Neuberger Berman Management Inc.               Mid Cap Value Fund

        H      Lord, Abbett & Co. LLC                         Strategic Value Fund

        I      RS Investment Management, Inc.                 Emerging Growth Fund

        J      Royce & Associates, LLC                        Small Cap Value Fund

        K      Vontobel Asset Management, Inc.                International Equity Fund

        L      Heitman Real Estate Securities LLC             REIT Fund

                                    EXHIBIT A

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Independence Capital Management, Inc. ("ICMI") provides day-to-day investment management services to clients, including the voting of securities held in their accounts. The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services ("ISS"), to assist it in voting the securities. ISS specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Schedule A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Schedule A. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer. Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other. ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other. The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager's determination to vote the securities differently than recommended by ISS. Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients,
(iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

                                                                      SCHEDULE A

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                        PROXY VOTING GUIDELINES - SUMMARY

The following is a concise summary of ICMI's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
     - An auditor has a financial interest in or association with the company, and is therefore not independent
     -    Fees for non-audit services are excessive, or
     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     - It is intended for financing purposes with minimal or no dilution to current shareholders
     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns
     -    Rationale for the repricing
     -    Value-for-value exchange
     -    Option vesting
     -    Term of the option
     -    Exercise price
     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
     -    Purchase price is at least 85 percent of fair market value
     -    Offering period is 27 months or less, and
     -    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                    EXHIBIT B

                         T. ROWE PRICE ASSOCIATES, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

     As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

     PROXY ADMINISTRATION

     The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

     FIDUCIARY CONSIDERATIONS

     T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

     When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

     ELECTION OF DIRECTORS

     T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member.
     T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     EXECUTIVE COMPENSATION

     The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

     ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

     T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

     SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

     T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible

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     conflicts of interest are referred to designated members of the Proxy
     Committee for immediate resolution.

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                                    EXHIBIT C

                        PUTNAM INVESTMENT MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                                                                     MAY 6, 2003

INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2.      considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

                                      A-11
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   1.   annually prepares the Proxy Guidelines and distributes them to the Proxy
        Committee for review.

   2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

   3. manages the process of referring issues to portfolio managers for voting instructions.


   4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

   5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

   6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

   7.   prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Schedule A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will

                                      A-12
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coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Schedule B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

   1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

   2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

   3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

   4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Schedule C) and deliver it to Putnam Fund Administration.

   5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:

                                      A-13
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   1.   A copy of Proxy Procedures and Guidelines as are from time to time in effect;

   2. A copy of each proxy statement received with respect to securities in client accounts;

   3.   Records of each vote cast for each client;

   4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

   5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

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                                                  SCHEDULE A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

A.      MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

   -    Putnam will WITHHOLD VOTES for the entire board of directors if

   -    The board does not have a majority of independent directors; or

   - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.

   - Putnam will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

   - Putnam will WITHHOLD VOTES for the entire board of directors if the board has more than 19 members or fewer than FIVE members, absent special circumstances.

   - Putnam will vote on a CASE-BY-CASE BASIS in contested elections of directors.

   - Putnam will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

   - Putnam will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

   - Putnam will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.      EXECUTIVE COMPENSATION

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

   - Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans which will result in an average ANNUAL dilution of 1.67% or less (including all equity-based plans).

   - Putnam will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

   - Putnam will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

   - Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.      CAPITALIZATION

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Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

   - Putnam will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

   - Putnam will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

   -    Putnam will vote FOR proposals authorizing share repurchase programs.

D.      ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
        TRANSACTIONS

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

   - Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.      ANTI-TAKEOVER MEASURES

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

   - Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

   - Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.

F.      OTHER BUSINESS MATTERS

Putnam will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

   - Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

   - Putnam will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

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   -    Putnam will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

   - Putnam will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

   - Putnam will vote FOR shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

   - Putnam will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

   - Putnam will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

   - Putnam will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

   - Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

          (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will

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normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                      A-19
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                                                  SCHEDULE B TO PROXY PROCEDURES

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                       PROXY VOTING REFERRAL REQUEST FORM

From:  Victoria Card     ext.  1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name:  XYZ INC.

- Please indicate FOR, AGAINST OR ABSTAIN for each agenda item referenced below.
- Please provide VOTE RATIONALE when you believe additional information is necessary to explain your vote.
     Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

REFERRAL ITEMS:                         PUTNAM REC.*       ISS REC.

1.  [Description of item]
Rationale:  ___________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

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                                                  SCHEDULE C TO PROXY PROCEDURES

                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

     1.   COMPANY NAME:____________________________________________

     2.   DATE OF MEETING: ___________________________________________

     3.   REFERRAL ITEM(S): ____________________________________________

     4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF
            INTEREST:________________________________

     5.   DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:
            Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

     6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

                                      A-21
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     CERTIFICATION

     The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


     -------------------------------
     Name:  Victoria R. Card
     Title:  Assistant Vice President, Proxy Voting Project Manager

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                                    EXHIBIT D

                             FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis. or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor

                                      A-23
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can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                                      A-24
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                                    EXHIBIT E

                      WELLS CAPITAL MANAGEMENT INCORPORATED

                      PROXY VOTING POLICIES AND PROCEDURES

1. SCOPE OF POLICIES AND PROCEDURES. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. VOTING PHILOSOPHY. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Schedule A.

3.      RESPONSIBILITIES

        (A)     PROXY ADMINISTRATOR

        Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

        (i) VOTING GUIDELINES. Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy

                                      A-25
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                Administrator is aware of any conflict of interest as described further below with respect to such matter.

        (ii) VOTING DISCRETION. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

                Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

        (iii) SECURITIES ON LOAN. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

        (iv) CONFLICTS OF INTEREST. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Schedule B. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

        (B)     ISS

        ISS has been delegated with the following responsibilities:

        (i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Schedule A;

        (ii)    Vote and submit proxies in a timely manner;

        (iii)   Handle other administrative functions of proxy voting;

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        (iv)    Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

        (v)     Maintain records of votes cast; and

        (vi) Provide recommendations with respect to proxy voting matters in general.

        (C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

        (D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. RECORD RETENTION. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

        (i)     A copy of these proxy voting polices and procedures;

        (ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

        (iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

        (iv) Records of each written client request for proxy voting records and Wells Capital Management's written response to any client request (written or oral) for such records; and

        (v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. DISCLOSURE OF POLICIES AND PROCEDURES. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

July 29, 2003

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                                                                      SCHEDULE A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2004

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:
          - an evaluation of the independence of the Board in its attempt to maximize shareholder value and,
          - upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.
  Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

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     2.   We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

          a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

          b. If the Board is viewed to be independent and the financial performance of the Company has been good:

               1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

               2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

          c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D. Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3. Standard shareholder proposals will be voted as indicated on Schedule C.

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E.   The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

          1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

          2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

          3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

          4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

          5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

          6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

          7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

          8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

          9. The Wells Fargo proxy voting record is available for review by the client.


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
UNCONTESTED ELECTION OF DIRECTORS OR TRUSTEES

WFB will generally vote for all uncontested director or trustee nominees. The     FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

WFB will withhold votes for a director if the nominee fails to attend at least    WITHHOLD
75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the following       AGAINST
apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

RATIFICATION OF AUDITORS

WFB will vote against auditors and withhold votes from audit committee members    AGAINST/
if non-audit fees are greater than audit fees, audit-related fees, and permitted  WITHHOLD tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify         FOR
auditors unless:

     -    an auditor has a financial interest in or association with the          AGAINST
          company, and is therefore not independent, or

     -    there is reason to believe that the independent auditor has rendered    AGAINST
          an opinion that is neither accurate nor indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend annual meetings   AGAINST
as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their     CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit   FOR
firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation. This  AGAINST practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the        CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of       AGAINST
independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.


                                      A-31
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
DIRECTORS AND AUDITOR'S REPORTS

For foreign corporations, WFB will generally vote for proposals to approve        FOR
directors' and auditors' reports, unless:

     -    there are concerns about the accuracy of the accounts presented or the  AGAINST auditing procedures used;

     -    the company is not responsive to shareholder questions about specific   AGAINST
          items that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

COMPANY NAME CHANGE/PURPOSE

WFB will vote for proposals to change the company name as management and the      FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a reorganization   CASE-BY-CASE
of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of the    FOR
company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

EMPLOYEE STOCK PURCHASE PLANS/401(k) EMPLOYEE BENEFIT PLANS

WFB will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and     FOR
savings plans, retirement plans, pension plans and profit plans.

APPROVE OTHER BUSINESS

WFB will generally vote for proposals to approve other business. This transfer    FOR
of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if adequate    AGAINST
information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

INDEPENDENT BOARD CHAIRMAN

WFB will vote against proposals requiring that the positions of chairman and CEO  AGAINST be held separately.


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
WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both    AGAINST
chairman and CEO if there is no adequate justification provided by the company.

INDEPENDENT BOARD OF DIRECTORS/BOARD COMMITTEES

WFB will vote for proposals requiring that two-thirds of the board be             FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will withhold votes from insiders and affiliated outsiders on boards that     WITHHOLD
are not at least majority independent.

WFB will withhold votes from compensation committee members where there is a      WITHHOLD
pay-for-performance disconnect (for Russell 3000 companies).

WFB will vote for proposals requesting that the board audit, compensation and/or  FOR nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,       WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The   CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or  AGAINST criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the      AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent       AGAINST
compensation consultant.

MINIMUM STOCK REQUIREMENTS BY DIRECTORS

WFB will vote against proposals requiring directors to own a minimum number of    AGAINST
shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.


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
INDEMNIFICATION AND LIABILITY PROVISIONS FOR DIRECTORS AND OFFICERS

WFB will vote for proposals to allow indemnification of directors and officers,   FOR
when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly broad.   AGAINST
For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance to  AGAINST auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

BOARD OR MANAGEMENT ACTS

For foreign corporations, WFB will vote for the discharge of the board and        FOR
management unless:

     -    there are serious questions about actions of the board or management    AGAINST
          for the year in question;

     -    legal action is being taken against the board by shareholders.          AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

NOMINEE STATEMENT IN THE PROXY

WFB will vote against proposals that require board nominees to have a statement   AGAINST
of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

LIMITATION ON NUMBER OF BOARDS A DIRECTOR MAY SIT ON

WFB will withhold votes from directors who sit on more than six boards.           WITHHOLD

DIRECTOR TENURE/RETIREMENT AGE

WFB will vote against proposals to limit the tenure or retirement age of          AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.

BOARD POWERS/PROCEDURES/QUALIFICATIONS

WFB will consider on a case-by-case basis proposals to amend the corporation's    CASE-BY-CASE
By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.


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
LOANS TO OFFICERS

WFB will consider on a case-by-case basis proposals to authorize the corporation  CASE-BY-CASE to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

ADJOURN MEETING TO SOLICIT ADDITIONAL VOTES

WFB will examine proposals to adjourn the meeting to solicit additional votes on  CASE-BY-CASE a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CONTESTED ELECTION OF DIRECTORS OR TRUSTEES
REIMBURSEMENT OF SOLICITATION EXPENSES

WFB will consider contested elections on a case-by-case basis, considering the    CASE-BY-CASE
following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy     CASE-BY-CASE
contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

WFB will consider the issue of classified boards on a case-by-case basis. In      CASE-BY-CASE
some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected board    FOR
seats, as all directors should be accountable to shareholders.

REMOVAL OF DIRECTORS

WFB will consider on a case-by-case basis proposals to eliminate shareholders'    CASE-BY-CASE
rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of      AGAINST
directors is abusive and will warrant a vote against the proposal.

BOARD VACANCIES

WFB will vote against proposals that allow the board to fill vacancies without    AGAINST
shareholder approval as these authorizations run contrary to basic shareholders'
rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect      FOR
directors to fill board vacancies.


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
CUMULATIVE VOTING

WFB will vote on proposals to permit or eliminate cumulative voting on a          CASE-BY-CASE
case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we WILL NOT support cumulative voting.

SHAREHOLDERS' RIGHT TO CALL A SPECIAL MEETING
SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Proposals providing that stockholder action may be taken only at an annual or     CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

BOARD SIZE

WFB will vote for proposals that seek to fix the size of the board, as the        FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease  AGAINST a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

SHAREHOLDER RIGHTS PLAN (POISON PILLS)

WFB will generally vote for proposals that request a company to submit its        FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill, or   CASE-BY-CASE
requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis    CASE-BY-CASE
poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

FAIR PRICE PROVISIONS

WFB will consider fair price provisions on a case-by-case basis, evaluating       CASE-BY-CASE
factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


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
WFB will vote against fair price provisions with shareholder vote requirements    AGAINST
of 75% or more of disinterested shares.

GREENMAIL

WFB will generally vote in favor of proposals limiting the corporation's          FOR
authority to purchase shares of common stock (or other outstanding securities)
from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail"
provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will       CASE-BY-CASE
analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

VOTING RIGHTS

WFB will vote for proposals that seek to maintain or convert to a one-share,      FOR
one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes a   AGAINST
shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

DUAL CLASS/MULTIPLE-VOTING STOCK

WFB will vote against proposals that authorize, amend or increase dual class or   AGAINST
multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or                 FOR
multiple-voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create preference      FOR
shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

SUPERMAJORITY VOTE PROVISIONS

WFB will generally consider on a case-by-case basis proposals to increase the     CASE-BY-CASE
shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote  AGAINST against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.


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
CONFIDENTIAL VOTING

WFB will vote for proposals to adopt confidential voting.                         FOR

VOTE TABULATIONS

WFB will vote against proposals asking corporations to refrain from counting      AGAINST
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their  AGAINST articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

EQUAL ACCESS TO THE PROXY

WFB will evaluate Shareholder proposals requiring companies to give shareholders  CASE-BY-CASE access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

DISCLOSURE OF INFORMATION

WFB will vote against shareholder proposals requesting fuller disclosure of       AGAINST
company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

ANNUAL MEETINGS

WFB will vote for proposals to amend procedures or change date or location of     FOR
the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a    AGAINST
change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary for  FOR shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

SHAREHOLDER ADVISORY COMMITTEES/INDEPENDENT INSPECTORS

WFB will vote against proposals seeking to establish shareholder advisory         AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

TECHNICAL AMENDMENTS TO THE CHARTER OF BYLAWS

WFB will generally vote in favor of charter and bylaw amendments proposed solely  FOR to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

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
However, amendments that have a material effect on shareholder's rights will be   CASE-BY-CASE
considered on a case-by-case basis.

BUNDLED PROPOSALS

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case      CASE-BY-CASE
basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

COMMON STOCK AUTHORIZATIONS/REVERSE STOCK SPLITS/FORWARD STOCK SPLITS

WFB will consider requests for increases in authorized common stock on a          CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to       AGAINST
strengthen takeover defenses, in which case WFB will vote against the proposal.
Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the  FOR split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                         FOR

DIVIDENDS

WFB will vote for proposals to allocate income and set dividends.                 FOR

WFB will also vote for proposals that authorize a dividend reinvestment program   FOR
as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically     AGAINST
rewards a certain class of shareholders over another, WFB will vote against the proposal.

WFB will also vote against proposals from shareholders requesting management to   AGAINST
redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.                    FOR

REDUCE THE PAR VALUE OF THE COMMON STOCK

WFB will vote for proposals to reduce the par value of common stock.              FOR

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
PREFERRED STOCK AUTHORIZATION

WFB will generally vote for proposals to create preferred stock in cases where    FOR
the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue preferred    AGAINST
stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if the      AGAINST
shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of blank check        FOR
preferred stock issues for other than general corporate purposes (white squire placements).

Finally, WFB will consider on a case-by-case basis proposals to modify the        CASE-BY-CASE
rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.

RECLASSIFICATION OF SHARES

WFB will consider proposals to reclassify a specified class or series of shares   CASE-BY-CASE
on a case-by-case basis.

PREEMPTIVE RIGHTS

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive  FOR rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for issuance    FOR
requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

SHARE REPURCHASE PLANS

WFB will vote for share repurchase plans, unless:                                 FOR

     -    there is clear evidence of past abuse of the authority; or              AGAINST

     -    the plan contains no safeguards against selective buy-backs.            AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

EXECUTIVE AND DIRECTOR COMPENSATION PLANS

WFB will analyze on a case-by-case basis proposals on executive or director       CASE-BY-CASE
compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

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
WFB will review the potential cost and dilutive effect of the plan. After         FOR
determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the plan.  AGAINST

Among the plan features that may result in a vote against the plan are:

-    plan administrators are given the authority to reprice or replace            AGAINST
     underwater options; repricing guidelines will conform to changes in the
     NYSE and NASDAQ listing rules.

WFB will generally vote for shareholder proposals requiring performance-based     CASE-BY-CASE
stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

WFB will vote against shareholder proposals asking the company to expense stock   AGAINST
options. WFB is not opposed to the concept. However, we currently lack an appropriate accounting treatment for it at present.

WFB will generally vote for shareholder proposals to exclude pension fund income  FOR in the calculation of earnings used in determining executive bonuses/compensation.

WFB will generally vote against shareholder proposals to ban future stock option  AGAINST grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based
(non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding         CASE-BY-CASE
periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)    CASE-BY-CASE
place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that        CASE-BY-CASE
provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                       FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or  AGAINST employees of "related companies," even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service        AGAINST
contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

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
WFB will evaluate compensation proposals (Tax Havens) requesting share option     CASE-BY-CASE
schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

BONUS PLANS

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock   FOR
bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory  CASE-BY-CASE auditors who are retiring from the board will be considered on a case-by-case basis.

DEFERRED COMPENSATION PLANS

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

-    the proposal is embedded in an executive or director compensation plan that  FOR is contrary to guidelines

DISCLOSURE ON EXECUTIVE OR DIRECTOR COMPENSATION
CAP OR RESTRICT EXECUTIVE OR DIRECTOR COMPENSATION

WFB will generally vote for shareholder proposals requiring companies to report   FOR
on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will generally vote for shareholder proposals requesting to put               FOR
extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek additional disclosure of  AGAINST information on executive or director's pay, or (b) seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

WFB will vote for proposals that seek shareholder ratification of golden or tin   FOR
parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to    CASE-BY-CASE
ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

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
     - arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

     -    guarantees of benefits if a key employee voluntarily terminates;

     -    guarantees of benefits to employees lower than very senior management;
          and

     -    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a   AGAINST
management-led buyout.

REINCORPORATION

WFB will evaluate a change in a company's state of incorporation on a             CASE-BY-CASE
case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to           CASE-BY-CASE
incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and    CASE-BY-CASE
labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore companies to           CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

STAKEHOLDER LAWS

WFB will vote against resolutions that would allow the Board to consider          AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.)
when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which      FOR
permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS

WFB will consider proposals on mergers and acquisitions on a case-by-case basis.  CASE-BY-CASE
WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

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
     -    anticipated financial and operating benefits;

     -    offer price (cost versus premium);

     -    prospects for the combined companies;

     -    how the deal was negotiated;

     - changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a  CASE-BY-CASE minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring, spin-offs,      CASE-BY-CASE
asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

WFB will vote for proposals to restore, or provide shareholders with rights of    FOR
appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

MUTUAL FUND PROXIES

WFB will usually vote mutual fund proxies as recommended by management.

Proposals may include, and are not limited to, the following issues:

     -    eliminating the need for annual meetings of mutual fund shareholders;

     - entering into or extending investment advisory agreements and management contracts;

     - permitting securities lending and participation in repurchase agreements;

     -    changing fees and expenses; and

     -    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

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
Distribution agreements are agreements authorized by guidelines established       FOR
under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

SOCIAL AND ENVIRONMENTAL PROPOSALS

WFB will generally vote against social and environmental proposals by             AGAINST
shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

     -    Energy and Environment

     -    Repressive Regimes and Foreign Labor Practices (South Africa, Northern
          Ireland, China)

     -    Military Business

     -    Maquiladora Standards & International Operations Policies

     -    World Debt Crisis

     -    Equal Employment Opportunity & Discrimination

     -    Animal Rights

     -    Product Integrity and Marketing

     -    Human Resources Issues

     -    Politcal and Charitable Contributions

     -    Reference to Sexual Orientation

     -    Pollution or Climate Change

     -    Genetically Engineered Ingredients/Seeds

                                    EXHIBIT F

                        TURNER INVESTMENT PARTNERS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

DELEGATION

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

REVIEW AND OVERSIGHT

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

CONFLICTS OF INTEREST

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

OBTAINING PROXY VOTING INFORMATION

To obtain information on how Turner voted proxies, please contact:

     John H. Grady, Chief Operating Officer, or
     Andrew Mark, Director of Operations
       and Technology Administration
     C/o Turner Investment Partners, Inc.
     1205 Westlakes Drive, Suite 100
     Berwyn, PA 19312

RECORDKEEPING

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

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                                    EXHIBIT G

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman, LLC ("Neuberger") has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger votes proxies prudently and in the best interest of its advisory clients for whom the adviser has voting authority. The Proxy Voting Policy also describes how Neuberger addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger's voting guidelines.

For Socially Responsive clients, Neuberger has adopted Socially Responsive voting guidelines. For Non-Socially Responsive clients, Neuberger's guidelines adopt the voting recommendations of ISS. Neuberger retains final authority and fiduciary responsibility for proxy voting.

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                                    EXHIBIT H

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                                                               November 21, 2003

INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

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SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

     For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

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                             LORD, ABBETT & CO. LLC

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

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     1)   The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the

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issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

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                                    EXHIBIT I

                         RS INVESTMENT MANAGEMENT, L.P.
                         RS INVESTMENT MANAGEMENT, INC.
                               RS GROWTH GROUP LLC
                               RS VALUE GROUP LLC

                      PROXY VOTING POLICIES AND PROCEDURES

           SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

     Each of the RS investment advisory firms (each, an "Adviser") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

     The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers' clients.

     The Advisers have adopted detailed proxy voting guidelines (the "Guidelines") that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

     Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser's voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when the Adviser believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by the Advisers' chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

     Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Advisers. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

     The Advisers have retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the

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accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers' compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

     Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting Scott Smith at (415) 591-2779.

     The Policies are subject to change at any time without notice.

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                                    EXHIBIT J

                             ROYCE & ASSOCIATES, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                                                                    June 5, 2003

These procedures apply to Royce & Associates, LLC ("Royce") and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies ("The Royce Funds"), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds have delegated all proxy voting decisions to Royce .

RECEIPT OF PROXY MATERIAL. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce's Librarian

VOTING OF PROXIES. Once proxy material has been logged in by Royce's Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer's board of directors or "management." The Head of Administration, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as "regularly recurring" and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce's Chief Investment Officer on how to vote on those matters on behalf of Royce clients . Examples of "regularly recurring" matters include non-contested elections of directors and non-contested approval of independent auditors. Non-"regularly recurring" matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from "Proxy Master" (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

     a. From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

               The designated Administrative Assistant reviews all proxy votes collected from Royce's portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce's portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration and the Chief Investment Officer. The Chief Investment Officer, after consulting with the

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          relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different Royce portfolio managers. The Head of Administration maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration allowing such differing votes. The Head of Administration performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

     b. There are many circumstances that might cause Royce to vote against an issuer's board of directors or "management" proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. Royce's portfolio managers decide these issues on a case-by-case basis as described above.

     c. A Royce portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account's best interest to vote.

     d. When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation ("ADP") for voting, utilizing ADP's "Proxy Edge" software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

CONFLICTS OF INTEREST. The designated Administrative Assistant reviews reports generated by Royce's portfolio management system ("Quest PMS") that set forth by record date, any security held in a Royce client account which is issued by a
(i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the "conflicts reports" are brought to the attention of the Head of Administration by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

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RECORDKEEPING. A record of the issues and how they are voted is stored in the
Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce's Librarian.

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                                    EXHIBIT K

                         VONTOBEL ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                                                            (ADOPTED JULY, 2003)

[VONTOBEL LOGO]

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter "Vontobel") has adopted the following policies and procedures for proxy voting with regard to companies in our clients' investment portfolios.

KEY OBJECTIVES

     The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

     ACCOUNTABILITY. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

     ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that

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compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

     TRANSPARENCY. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

     This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

     The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

     Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

     A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     Clients may obtain a summary of the proxy votes cast by us for that client's portfolio by requesting a summary from the firm's Operations Manager, Josephine Serra, at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

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                                    EXHIBIT L

                       HEITMAN REAL ESTATE SECURITIES LLC

                      PROXY VOTING POLICIES AND PROCEDURES

Heitman Real Estate Securities LLC ("HEITMAN") provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman's general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:



Adoption of confidential voting                                                 For
Adoption of Anti-greenmail charter of bylaw amendments                          For
Amend bylaws or charters for housekeeping changes                               For
Elect Directors annually                                                        For
Fix the size of the Board                                                       For
Give Board ability to amend bylaws in addition to Shareholders                  For
Lower supermajority Shareholder vote requirements                               For
Ratify Auditors                                                                 For
Require Majority of Independent Directors                                       For
Require Shareholder approval of Golden or Tin Parachutes                        For
Restore or Provide Shareholders with rights of appraisal                        For
Restore Shareholder ability to remove directors with our without cause          For
Seek reasonable Audit rotation                                                  For
Shareholders' Right to Act independently of management                          For
Shareholders' Right to Call Special Meeting                                     For
Shareholders' Right to Act by Written Consent                                   For
Stock Repurchase Plans                                                          For
Stock Splits                                                                    For
Submit Poison Pill for Shareholder ratification                                 For
Blank Check Preferred Stock                                                     Against

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
Classified Boards                                                               Against
Dual Classes of Stock                                                           Against
Give Board exclusive authority to amend bylaws                                  Against
Limited Terms for Outside Directors                                             Against
Payment of Greenmail                                                            Against
Provide Management with authority to adjourn an annual or special meeting       Against
Require Director Stock Ownership                                                Against
Restrict or Prohibit Shareholder ability to call special meetings               Against
Supermajority Vote Requirement                                                  Against
Supermajority Provisions                                                        Against
Adopt/Amend Stock Option Plan                                                   Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                        Case-by-Case
Approve Merger/Acquisition                                                      Case-by-Case
Authorize Issuance of Additional Common Stock                                   Case-by-Case
Consider Non-financial Effects of Merger                                        Case-by-Case
Director Indemnification                                                        Case-by-Case
Election of Directors                                                           Case-by-Case
Fair Price Requirements                                                         Case-by-Case
Issuance of authorized Common Stock                                             Case by Case
Limitation of Executive/Director Compensation                                   Case-by-Case
Reincorporation                                                                 Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                           Case-by-Case
Spin-Offs                                                                       Case-by-Case
Shareholder proposal to redeem Poison Pill                                      Case-by-Case
Social and Environmental Issues                                                 Case-by-Case



The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "PROXY COMMITTEE"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

     (a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

     (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

     (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

     (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

     (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

     (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

     (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Proxy Committee's determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a "PROXY COMMITTEE REPORT");

     (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

     (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

     (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

     -    These policies and procedures, and any amendments thereto;

     -    Each proxy statement (maintained on the ISS website);

     - Record of each vote cast and each abstention (maintained on the ISS website);

     - Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

     - Any other reports or memorializations prepared according to the above procedures; and

     - Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

                    (a)(1)  Articles of Incorporation -Previously filed on
                            April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14,
                            1997.

                    (a)(2) Articles of Amendment to the Articles of Incorporation - Incorporated by reference to Exhibit
                            (a)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

                    (b)     By-Laws - Previously filed on August 27, 1992 as
                            Exhibit 2 to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                    (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant
                            - Certificates of stock are not issued).

                    (d)(1) Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc., is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on
                            April 21, 2000.

                    (d)(2) Form of Amendment to the Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. - Incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

                    (d)(3) Sub-Advisory Agreement between Independence Capital Management, Inc. and RS Investment Management, Inc. with respect to the Emerging Growth Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-98-000286) on February 27,
                            1998.

                    (d)(4) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Turner Investment Partners, Inc. with respect to the Mid Cap Growth Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on
                            April 21, 2000.

                    (d)(5) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Putnam Management LLC. with respect to the Large Cap Value Fund is incorporated by reference to Exhibit (d)(4) of Post-Effective

                            Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

                    (d)(6) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Incorporated with respect to the Index 500 Fund is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on
                            April 21, 2000.

                    (d)(7) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Neuberger Berman Management Inc. with respect to the Mid Cap Value Fund is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (d)(8) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Royce & Associates, Inc. with respect to the Small Cap Value Fund is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (d)(9) Sub-Advisory Agreement between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed and High Yield Bond Funds - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000315) on
                            February 26, 1999.

                    (d)(10) Sub-Advisory Agreement between Independence Capital
                            Management, Inc. and Vontobel USA Inc. with respect to the International Equity Fund - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

                    (d)(11) Form of proposed Sub-Advisory Agreement between
                            Independence Capital Management and Franklin
                            Advisers, Inc.- Incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on
                            April 25, 2002.

                    (d)(12) Form of proposed Sub-Advisory Agreement between
                            Independence Capital Management and Heitman Real Estate Securities LLC - Incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on
                            April 25, 2002.

                    (d)(13) Form of proposed Sub-Advisory Agreement between
                            Independence Capital Management and Lord, Abbett & Co.- Incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25,
                            2002.

                    (e) None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

                    (f)     None.

                    (g)(1) Amended and Restated Custodian Agreement between the Registrant and Provident National Bank. - Previously filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to this Registration Statement, and incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14,
                            1997.

                    (g)(2) Amended Appendix A to the Amended and Restated Custodian Agreement between the Registrant and PFPC Trust Company - Incorporated by reference to Exhibit
                            (g)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

                    (g)(3) Form of Foreign Custody Manager Agreement between the Registrant and PNC Bank - Incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

                    (h)(1) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company - Incorporated by reference to
                            Exhibit 9(a) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-97-001076) on
                            November 21, 1997.

                    (h)(2) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on
                            April 21, 2000.

                    (h)(3) Amendment to the Administrative and Corporate services between the Registrant and The Penn Mutual Life Insurance Company - Incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                            filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on
                            April 25, 2002.

                    (h)(4) Accounting Services Agreement between the Registrant and Provident Financial Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                    (h)(5) Agreement between the Registrant and Provident Financial Processing Corporation on fees for services under Accounting Services Agreement - Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to this Registration Statement, and incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                    (i) Opinion and Consent of Morgan, Lewis & Bockius LLP - Filed herewith.

                    (j)     Consent of Ernst & Young LLP - Filed herewith.

                    (k)     None.

                    (l)     None.

                    (m)     None.

                    (n)     Not applicable.

                    (o)     None.

                    (p)(1)  Code of Ethics for the Registrant - Filed herewith.

                    (p)(2) Code of Ethics for Independence Capital Management, Inc. - Filed herewith.

                    (p)(3) Code of Ethics for RS Investment Management, Inc. is incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(4) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(5) Code of Ethics for Putnam Management, Inc. is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(6) Code of Ethics for Wells Capital Management, Incorporated - Filed herewith.

                    (p)(7) Code of Ethics for Neuberger Berman Management, Inc. is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(8) Code of Ethics for Royce & Associates, Inc. is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(9) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(10) Code of Ethics for Vontobel U.S.A. Inc. is
                            incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                            2000.

                    (p)(11) Code of Ethics for Franklin Advisers, Inc.- Filed
                            herewith.

                    (p)(12) Code of Ethics for Lord, Abbett & Co.- Filed
                            herewith.

                    (p)(13) Code of Ethics for Heitman Real Estate Securities
                            LLC. - Incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25,
                            2002.

                    (q) Powers of Attorney of Directors - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

          Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

          Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

          Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

          Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

          Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

          Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: Indepro Corp. and WPI Investment Company, both Delaware corporations.

          Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

          Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

          Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation.

          Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

ITEM 25.  INDEMNIFICATION

          Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

          Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          T. ROWE PRICE ASSOCIATES, INC.

          Listed below are the directors and executive officers of T. Rowe Price Group, Inc. ("Price Group"), which owns 100% of the stock of T. Rowe Price Associates, Inc. ("Price Associates"), who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates.

              NAME AND CURRENT POSITION         OTHER BUSINESS AND
                        WITH                        CONNECTIONS
                    T. ROWE PRICE            DURING THE PAST TWO YEARS             ADDRESS
              -------------------------      -------------------------             -------
            D. William J. Garrett          Chief Executive of Robert          13-14 Stanley Crescent
            Director of Price Group        Fleming Holdings Limited from      London W11 2NA England
                                           1997 until 2000. Director of
                                           Rowe Price-Fleming
                                           International, Inc. (now T. Rowe
                                           Price International) from 1981
                                           until 2000.

            Donald B. Hebb, Jr.            Managing General Partner of ABS    400 E. Pratt Street
            Director of Price Group        Capital Partners.                  Suite 910
                                                                              Baltimore, MD 21202

            Richard L. Menschel,           Honorary Senior Partner of The     85 Broad Street
            Director of Price Group        Goldman Sachs Group, L.P., an      2nd Floor
                                           investment banking firm.           New York, NY 10004

              NAME AND CURRENT POSITION         OTHER BUSINESS AND
                        WITH                        CONNECTIONS
                    T. ROWE PRICE            DURING THE PAST TWO YEARS             ADDRESS
              -------------------------      -------------------------             -------
            Dr. Alfred Sommer              Dean of Johns Hopkins Bloomberg    615 N. Wolfe Street
            Director of Price Group        School of Public Health and        Room 1041
                                           Professor of ophthalmology,        Baltimore, MD 21205
                                           epidemiology and international
                                           health. Director of the Academy
                                           for Educational Development.
                                           Director of Becton Dickinson, a
                                           medical technology company.
                                           Chairman of the Expert Group on
                                           Health of the World Economic
                                           Forum's Global Governance
                                           Initiative. Chairman of the
                                           International Vitamin A
                                           Consultative Group Steering
                                           Committee. Senior medical
                                           advisor for Hellen Keller
                                           International.

            Anne Marie Whittemore          Partner of the law firm of         One James Center
            Director of Price Group        McGuireWoods L.L.P. and a          Richmond, VA 23219
                                           Director of Owens & Minor, Inc.,
                                           and Albemarle Corporation.

          All of the following directors of Group are employees of Price Associates.

             NAME AND CURRENT POSITION
                      WITH                            OTHER BUSINESS AND CONNECTIONS
                  T. ROWE PRICE                          DURING THE PAST TWO YEARS
             -------------------------                ------------------------------
            Edward C. Bernard              Director and President of T. Rowe Price Insurance Agency,
            Director and Vice President    Inc. and T. Rowe Price Investment Services, Inc. Director of
            of Price Group and Price       T. Rowe Price Advisory Services, Inc. Director of T. Rowe
            Associates                     Price Services, Inc.; Vice President of TRP Distribution,
                                           Inc. Chairman of the Board and Director of T. Rowe Price
                                           Savings Bank.

            James T. Brady
            Director of Price Group

            James A. C. Kennedy            Director and President of T. Rowe Price Strategic Partners
            Director and Vice President    Associates, Inc. Director and Vice President of T. Rowe Price
            of Price Group and Price       Threshold Fund Associates, Inc.
            Associates

             NAME AND CURRENT POSITION
                      WITH                            OTHER BUSINESS AND CONNECTIONS
                  T. ROWE PRICE                          DURING THE PAST TWO YEARS
             -------------------------                ------------------------------
            James S. Riepe,                Chairman of the Board, Director, President and Trust Officer
            Vice Chairman of the Board,    of T. Rowe Price Trust Company; Chairman of the Board and
            Director and Vice President    Director of T. Rowe Price (Canada), Inc., T. Rowe Price
            of Price Group, Director and   Global Asset Management Limited, T. Rowe Price Global
            Vice President of Price        Investment Services, Inc., T. Rowe Price Investment Services,
            Associates                     Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe
                                           Price Retirement Plan Services, Inc., and T. Rowe Price
                                           Services, Inc. Director of T. Rowe Price International, T.
                                           Rowe Price Insurance Agency, Inc., TRPH Corporation andT.
                                           Rowe Price Advisory Services, Inc. Director and President of
                                           TRP Distribution, Inc., TRP TRP Suburban, Inc, Suburban
                                           Second, Inc. and Suburban Third, Inc. Director and Vice
                                           President of T. Rowe Price Stable Asset Management, Inc.

            George A. Roche,               Chairman of the Board and Director of TRP Finance, Inc.;
            Chairman of the Board,         Director of T. Rowe Price International, Inc., T. Rowe Price
            Director and President of      Retirement Plan Services, Inc. and T. Rowe Price Strategic
            Price Group and Director and   Partners Associates, Inc. Director and Vice President of T.
            President of Price Associates  Rowe Price Threshold Fund Associates, Inc., TRP Suburban,
                                           Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

            Brian C. Rogers,               Vice President of T. Rowe Price Trust Company.
            Chief Investment Officer,
            Director and Vice President
            of Price Group and Chief
            Investment Officer and Vice
            President of Price Associates

          EXECUTIVE OFFICERS:

                 NAME AND CURRENT
                  POSITION  WITH                         OTHER BUSINESS AND CONNECTIONS
                  T. ROWE PRICE                            DURING THE PAST TWO YEARS
                 ----------------                        ------------------------------
            Kenneth V. Moreland
            Chief Financial Officer and
            Vice President of Price Group

          INDEPENDENCE CAPITAL MANAGEMENT, INC.

                 NAME AND CURRENT POSITION
                           WITH
                    INDEPENDENCE CAPITAL                  OTHER BUSINESS AND CONNECTIONS
                      MANAGEMENT, INC.                       DURING THE PAST TWO YEARS
               ------------------------------             ------------------------------
               Peter M. Sherman,              Chairman, President and Chief Executive Officer of
               President, Chief Executive     Independence Capital Management, Inc., Horsham, PA;
               Officer and Director           Executive Vice President and Chief Investment Officer of The
                                              Penn Mutual Life Insurance Company, Horsham, PA.

               Robert E. Chappell,            Director of Independence Capital Management, Inc., Horsham,
               Director                       PA; Chairman and Chief Executive Officer of The Penn Mutual
                                              Life Insurance Company, Horsham, PA

               Richardson T. Merriman,        Senior Vice President of Independence Capital Management,
               Senior Vice President and      Inc., Radnor, PA; President, Chief Executive Officer and
               Director                       Chief Investment Officer of The Pennsylvania Trust Company,
                                              Radnor, PA

               Barbara S. Wood,               Vice President, Controller, Treasurer and Secretary of
               Vice President, Controller,    Independence Capital Management, Inc., Radnor, PA; Vice
               Treasurer and Secretary        President and Treasurer of The Pennsylvania Trust Company,
                                              Radnor, PA;

     VONTOBEL ASSET MANAGEMENT, INC.

             NAME AND CURRENT POSITION WITH         OTHER BUSINESS CONNECTIONS DURING THE
             VONTOBEL ASSET MANAGEMENT, INC.                   PAST TWO YEARS
             -------------------------------        -------------------------------------
          Herbert J. Scheidt                      Chief Executive Officer, Vontobel Banking Group,
          Chairman of the Board of Directors      Zurich Switzerland

                                                  Chairman of the Executive Committee Bank Vontobel AG

          Christoph Ledergerber                   Member of the Group Executive Board
          Vice Chairman of the Board of           Head of Asset Management and Investment Funds
          Directors

          Dr. Zeno Staub                          CFO, Vontobel Group, Zurich, Switzerland
          Director                                Member of the Group Executive Board

          Heinrich Schlegel President and CEO     Director, Vontobel Absolute Return Fund, Ltd
                                                  Director, Salus Market Neutral Fund Ltd.

          Thomas Wittwer                          None
          Managing Director, Institutional
          Marketing

          Peter Newell                            None
          Managing Director, Institutional
          Marketing

          Rajiv Jain                              None
          Managing Director, Head Portfolio
          Manager

          Joseph F. Mastoloni                     Director, Vontobel Funds, Inc.
          Vice President & Compliance Officer     Director, World Insurance Trust

               Vontobel Funds, Inc. is a registered investment company, incorporated under the laws of Maryland, comprising one fund series for which Vontobel Asset Management, Inc. serves as investment sub-adviser.

RS INVESTMENT MANAGEMENT, INC.

                NAME AND CURRENT POSITION WITH RS          OTHER BUSINESS CONNECTIONS DURING THE
                   INVESTMENT MANAGEMENT, INC.                        PAST TWO YEARS
                ---------------------------------          -------------------------------------
               George Randall Hecht,                President, RS Investment Trust, CEO, RS Investment
               President                            Management Co. LLC; CEO, RS Investment Management,
                                                    L.P.; CEO, RS Growth Group LLC; CEO, RS Value Group LLC

               Steven Martin Cohen,                 Treasurer, RS Investment Trust; CFO, RS Investment
               Chief Financial Officer              Management Co. LLC; CFO, RS Investment Management,
                                                    L.P.; CFO, RS Growth Group LLC; CFO, RS Value Group LLC

               Benjamin Louis Douglas,              Secretray, RS Investment Trust; Chief Legal
               Chief Legal Officer                  Officer, RS Investment Management Co. LLC; Chief
                                                    Legal Officer, RS Investment Management, L.P.;
                                                    Chief Legal Officer, RS Growth Group LLC; Chief
                                                    Legal Officer, RS Value Group LLC

               John Joseph Sanders                  Chief Compliance Officer, RS Investment Management
                                                    Co. LLC; Chief Compliance Officer, RS Investment
                                                    Management, L.P.; Chief Compliance Officer, RS
                                                    Growth Group LLC; Chief Compliance Officer, RS
                                                    Value Group LLC

NEUBERGER BERMAN MANAGEMENT INC.

           NAME AND CURRENT POSITION WITH                         OTHER BUSINESS CONNECTIONS DURING THE
          NEUBERGER BERMAN MANAGEMENT, INC.                                   PAST TWO YEARS
          ---------------------------------                       -------------------------------------
               Andrew B. Wellington                       Managing Director, Neuberger Berman LLC
               Vice President

               Jack L. Rivkin                             Executive Vice President, Neuberger Berman, Inc.
               Chairman and Director                      Executive Vice President and Chief Investment Officer,
                                                          Neuberger Berman, LLC

               Jeffrey B. Lane                            Chairman, Wealth and Asset Management Division and
               Director                                   Vice-Chairman of Lehman Brothers Inc.; Chairman,
                                                          Neuberger Berman Inc.; formerly President and Chief
                                                          Executive Officer, Neuberger Berman, LLC

               Robert Matza                               President and Chief Operating Officer, Neuberger
               Director                                   Berman Inc. and Neuberger Barman LLC; formerly
                                                          Executive Vice President, Chief Administrative Officer
                                                          and Director, Neuberger Berman, Inc. and Executive
                                                          Vice President and Chief Administrative Officer,
                                                          Neuberger Berman LLC

               Peter E. Sundman                           Executive Vice President and Director, Neuberger
               President and Director                     Berman Inc.; Chief Operating Officer, Neuberger Berman
                                                          LLC

               Matthew Stadler                            Managing Director and CFO, Neuberger Berman, Inc. and
               Senior Vice President and Chief            Seniro Vice President and CFO, Neuberger Berman, LLC;
               Financial Officer                          CFO for Sherwood Securities National Discount Brokers
                                                          and Santander Investment Securities

               Brian Gaffney                              Managing Director Neuberger Berman, LLC
               Senior Vice President

               Robert Conti                               Vice President, Neuberger Berman, LLC
               Senior Vice President

               Thomas Gengler                             Senior Vice President, Neuberger Berman LLC; Vice
               Senior Vice President                      President, Executive Money Management

     The principal address of NB Management, Neuberger Berman LLC and Neuberger Berman Inc. is 605 Third Avenue, New York, New York, 10158.

     TURNER INVESTMENT PARTNERS

 NAME AND POSITION WITH COMPANY               OTHER COMPANY                 POSITION WITH OTHER COMPANY
 ------------------------------               -------------                 ---------------------------
THOMAS R. TRALA                       Ascendant Capital Partners, LLC     Board Member, Chief Operating
Chief Financial Officer, Chief                                            Officer & Chief Financial Officer
Operating Officer, Secretary          ACP Funds                           President & Chief Financial

                                                                          Officer

                                      Turner Funds                        President

                                      Turner Investment Partners Pty.     Board Member & Chief Operating
                                      Ltd.                                Officer

                                      Turner Investment Management, LLC   Board Member, President & Chief
                                                                          Executive Officer

MARK D. TURNER                        Turner Investment Management,       Chairman
Vice Chairman, President, Senior      LLC
Portfolio Manager

ROBERT E. TURNER                      Westlakes Institutional             Trustee
Chairman, Chief Investment Officer;   Portfolios                          Trustee
Chief Executive Officer               Turner Funds                        Trustee
                                      Episcopal Academy
                                      (Merion, PA)
                                      Bradley University                  Trustee
                                      (Peoria, IL)
                                      ACP Funds                           Trustee

CHRISTOPHER K. MCHUGH                 None                                None
Board Member, Vice President,
Senior Portfolio Manager

     The principal address of Turner Investment Partners is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

     PUTNAM MANAGEMENT LLC

Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.

NAME                                          NON-PUTNAM BUSINESS AND OTHER CONNECTIONS
----                                          -----------------------------------------
Yannick Aron                                  Prior to June 2002, Quantitative Analyst and Risk Manager,
Vice President                                New Flag Asset Management Limited, 8-10 Haymarket, London,
                                              England; Prior to December 2002, Consultant, Reech Capital
                                              PLC, CNU Tower, 1 Undershaft, London, England.

Matthew P. Beagle                             Prior to August 2002, Manager, DiamondCluster
Assistant Vice President                      International, Suite 3000, John Hancock Center, N.
                                              Michigan Ave., Chicago, IL 60611

Navin Belani                                  Prior to December 2002, Associate, Salomon Smith Barney,
Vice President                                388 Greenwich St., New York, NY 10013

Michael Boam                                  Prior to June 2002, Credit Analyst and Deputy Portfolio
Vice President                                Manager, New Flag Asset Management Limited, 8-10
                                              Haymarket, London, England

Joshua H. Brooks                              Prior to March 2002, Senior Vice President and Chief
Managing Director                             Investment Officer of Value Investing, Delaware

                                              Investments, One Commerce Square, 2005 Market Street,
                                              Philadelphia, PA 19103

Daniel S. Choquette                           Prior to September 2002, Fixed Income Derivatives Trader,
Senior Vice President                         Lehman Brothers, 745 7th Avenue, New York, NY 10019

John R.S. Cutler                              Member, Burst Media, L.L.C., 10 New England Executive
Vice President                                Park, Burlington, MA 01803

Timothy Francis Edmonstone                    Prior to December 2002, Vice President and Equities
Vice President                                Analyst, BT Funds Management, Chifley Tower, One Chifley
                                              Place, Sydney NSW 2000, Australia

Irene M. Esteves                              Board of Directors Member, SC Johnson Commercialmarkets,
                                              8310 16th St., Stutevant, WI 53177; Board of Directors
MANAGING DIRECTOR                             Member, Mrs. Bairds Bakeries, 515 Jones St., Suite 200,
                                              Fort Worth, Texas 76102

Gian D. Fabbri                                Partner, KF Style, LLC, 73 Charles St., Boston, MA 02114
Assistant Vice President
Charles E. Haldeman                           Prior to October 2002, Chief Executive Officer, Delaware
President and Chief Executive Officer         Management Holdings, Inc., 2005 Market Street,
                                              Philadelphia, PA 19103
Carolyn J. Herzog                             Prior to August, 2002, Consultant, Ajilon, One Van de
Assistant Vice President                      Graaf Road, Burlington, MA 01803

Andrew Holmes                                 Prior to June 2002, Director, New Flag Asset Management
Senior Vice President                         Limited, 8-10 Haymarket, London, England

Anna M. Lester                                Prior to June 2002, Owner, Sloan Sweatshirt Company, 50
Assistant Vice President                      Memorial Drive, Cambridge, MA 02142

David Mael                                    Prior to April 2002, Senior Consultant, Solutions
Senior Vice President                         Atlantic, 109 Kingston St., Boston, MA 02210

Cyril S. Malak                                Prior to April 2002, Associate, JPMorgan Chase, 270 Park
Vice President                                Ave., New York, NY 10019

Michael Mills                                 Prior to June 2002, Senior Credit Analyst, New Flag Asset
Vice President                                Management Limited, 8-10 Haymarket, London, England

Donald E. Mullin                              Corporate Representative and Board Member, Delta Dental
Senior Vice President                         Plan of Massachusetts, 10 Presidents Landing, P.O. Box
                                              94104, Medford, MA 02155

Terrence W. Norchi                            Prior to April 2002, Senior Vice President, Citigroup
Senior Vice President                         Asset Management, 100 First Stamford Place, Stamford, CT
                                              06902

Brian P. O'Toole                              Prior to June 2002, Managing Director, Citigroup Asset
Managing Director                             Management, 100 First Stamford Place, Stamford, CT 06902

Walton D. Pearson                             Prior to February 2003, Senior Vice President and Senior
Senior Vice President                         Portfolio Manager, Alliance Capital Management L.P., 1345
                                              Avenue of the Americas, New York, NY 10105

Michael C. Petro                              Prior to October 2002, Senior Research Associate, RBC
Vice President                                Dain Rauscher, 60 S. 6th St., Minneapolis, MN 55402

Lauritz Ringdal                               Prior to August 2002, Research Analyst, Standard Bank
Vice President                                London, Cannon Bridge House, 25 Dowgate Hill, London,
                                              England

Richard S. Robie III                          Prior to November 2001, Senior Vice President, Old Mutual
Managing Director                             (US) Asset Managers, One International Place, Boston, MA
                                              02110

David H. Schiff                               Prior to July 2002, Principal, State Street Global
Senior Vice President                         Advisors, Two International Place, Boston, MA 02110

Justin M. Scott                               Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                             Reydon, Essex CM19 5RD

Jonathan D. Sharkey                           Prior to February 2002, Principal, Cypress Tree
Vice President                                Investments, 8 Faneuil Hall #4, Boston, MA 02109

Anton. D. Simon                               Prior to June 2002, Chief Investment Officer, New Flag
Senior Vice President                         Asset Management Limited, 8-10 Haymarket, London, England

Steven Spiegel                                Director, Ultra Diamond and Gold Outlet, 29 East Madison
Vice Chairman                                 St., Suite 1800, Chicago, IL 60602; Director, FACES New
                                              York University Medical Center, 550 First Avenue, New
                                              York, NY 10016; Trustee, Babson College, One College
                                              Drive, Wellesley, MA 02157

Julian Wellesley                              Prior to November 2002, Senior Vice President, Schroder
Senior Vice President                         Investment Management Inc., 875 Third Avenue, New York,
                                              NY 10020

Eric Wetlaufer                                President and Member of Board of Directors, The Boston
Managing Director                             Security Analysts Society, Inc., 100 Boylston St., Suite
                                              1050, Boston, MA 02110

Fifield W. Whitman                            Prior to August 2002, Vice President and Portfolio
Vice President                                Manager, Credit Suisse Asset Management, 3 Exchange
                                              Square, 44th Floor, Hong Kong

James Yu                                      Prior to October 2002, Vice President and Portfolio
Vice President                                Manager, John Hancock Funds, 101 Huntington Ave., Boston,
                                              MA 02199

     WELLS CAPITAL MANAGEMENT, INCORPORATED

               NAME AND POSITION WITH                               OTHER BUSINESS CONNECTIONS DURING
       WELLS CAPITAL MANAGEMENT, INCORPORATED                              THE PAST TWO YEARS
       --------------------------------------                       ---------------------------------
              Robert Bissell                                              None
              President, Chief Executive Officer

              J. Mari Casas                                               None
              Executive Vice President and Director,
              Strategic Planning

              Kirk D. Hartman                                             None
              Executive Vice President and Chief
              Investment Officer

              Amru A. Khan                                                None
              Executive Vice President, Sales and
              Marketing

              Thomas O'Malley                                             None
              Executive Vice President, Liquidity
              Management Client Services

              James W. Paulsen                                            None
              Executive Vice President, Chief
              Investment Strategist

              Karen L. Norton                                             None
              Senior Vice President and Chief
              Administrative and Operation Officer

              David O'Keefe                                               None
              Senior Vice President, Chief Financial
              Officer

              Monica Poon                                                 None
              Senior Vice President, Chief Compliance
              Officer

              Sallie C. Squire                                            None
              Senior Vice President and Director of
              Professional and Corporate Development

              William C. Stevens                                          None
              Senior Vice President and Chief Fixed
              Income Officer

              William L. Timoney                                          None
              Executive Vice President and Chief
              Administrative and Operation Officer

     ROYCE AND ASSOCIATES

                    NAME AND POSITION WITH                                OTHER BUSINESS CONNECTIONS
                   ROYCE & ASSOCIATES, LCC                                 DURING THE PAST TWO YEARS
                   -----------------------                                --------------------------

       Charles M. Royce                                          None
       Member of Board of Managers and President

       John D. Diederich                                         None
       Member of Board of Managers and Chief Operating
       Officer

       Mark R. Fettling                                          Executive Vice President of Legg Mason, Inc.
       Member of Board of Managers

       Raymond A. Mason                                          Chairman, President and Chief Executive
       Member of Board of Managers                               Officer of Legg Mason, Inc.

       Timothy C. Scheve                                         Senior Executive Vice President of Legg Mason,
       Member of Board of Managers                               Inc. and Legg Mason Wood Walker, Incorporated

       Jack E. Fockler, Jr.                                      None
       Managing Director and Vice President

       W. Whitney George                                         None
       Managing Director, Senior Portfolio Manager
       and Vice President

       Daniel A. O'Byrne                                         None
       Vice President

       John E. Denneen                                           None
       Secretary

     HEITMAN REAL ESTATE SECURITIES LLC

        NAME AND POSITION WITH HEITMAN REAL ESTATE         OTHER BUSINESS CONNECTIONS DURING THE PAST
                      SECURITIES LLC                                     TWO YEARS
        ------------------------------------------         ------------------------------------------
       Timothy J Pire                                      None
       Managing Director

       Randall E. Newsome                                  None
       Senior Vice President

       Larry S. Antonatos                                  None
       Senior Vice President

       Nancy B. Lynn                                       None
       Vice President

       Karen A. O'Donnell                                  None
       Trade Administrator

       Peter Pages                                         Prior to August, 2002 Operations Department
       Operations Manager                                  at Mid-Continent Capital, 55 W. Monroe,
                                                           Chicago, IL 60602
                                                           No employment September, 2002 to June, 2003
                                                           Started at Heitman in July, 2003

       Mark Zahara                                         None
       Trader

     The principal address of Heitman Real Estate Securities LLC is 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

     LORD, ABBETT & CO.

                                                           OTHER BUSINESS CONNECTIONS DURING THE PAST
         NAME AND POSITION WITH LORD, ABBETT & CO.                         TWO YEARS
         -----------------------------------------         ------------------------------------------
       Robert S. Dow                                       None
       Managing Member & Chief Investment Officer
       Joan Binstock                                       None
       Member & Chief Operations Officer
       Zane E. Brown                                       None
       Member & Director of Fixed Income Investments
       Daniel E. Carper                                    None
       Member & Mutual Fund Sales and Marketing Director
       Robert P. Fetch                                     None
       Member & Director of Small Cap Value
       Daria L. Foster                                     None
       Member & Director of Institutional Marketing &
       Client Service
       Member & Robert I. Gerber                           None
       Director of Taxable Fixed Income
       Michael A. Grant                                    None
       Member & Director of Institutional Marketing
       Paul A. Hilstad                                     None
       Member & General Counsel
       W. Thomas Hudson, Jr.                               None
       Member & Director of Equity Mutual Funds
       Lawrence H. Kaplan                                  None
       Member & Deputy General Counsel
       Robert G. Morris                                    None
       Member & Director of Equity Investments
       Robert J Noelke                                     None
       Member & Director of Equity Investments
       R. Mark Pennington                                  None
       Member & Director of Private Advisory Services
       Eli M. Salzmann                                     None
       Member & Director of Large Cap Value Equity
       Management
       Douglas B. Sieg                                     None
       Member & Director of Marketing
       Christopher J. Towle                                None
       Member and Director of High Yield

       Convertibles
       Ed von der Linde                                    None
       Member & Director Mid Cap Value
       Marion Zapolin                                      None
       Member & Chief Financial Officer
       Tracie Ahern                                        None
       Member & Director of Portfolio Operations and
       Accounting
       Michael Brooks                                      None
       Member & Division Director - Central Division
       Patrick Browne                                      None
       Member & Division Director - Eastern Division
       John DiChiaro                                       None
       Member & Portfolio Manager - Small Cap Growth
       Sholom Dinsky                                       None
       Member & Portfolio Manager - Large Cap Value
       Lesley-Jane Dixon                                   None
       Member & Portfolio Manager - Small Cap Growth
       Kevin Ferguson                                      None
       Member & Director - Mid Cap Growth
       Daniel Frascarelli                                  None
       Member & Portfolio Manager - Large Cap Value
       Michael Goldstein                                   None
       Member & Portfolio Manager - High Yield Bonds
       Howard Hansen                                       None
       Member & Portfolio Manager - Mid Cap Value
       Charles Hofer                                       None
       Member & Client Portfolio Manager
       Cinda Hughes                                        None
       Member & Client Portfolio Manager - Small Cap
       Growth
       Ellen Itskovitz                                     None
       Member & Senior Analyst
       Robert Lee                                          None
       Member & Portfolio Manager - Taxable Fixed Income
       Maren Lindstrom                                     None
       Member & Portfolio Manager - Convertible
       Securities
       Gregory Macosko                                     None
       Member & Portfolio Manater - Small Cap Value
       Thomas Malone                                       None
       Member & Division Director - Western Division
       Charles Massare                                     None
       Member & Director of Quantitative Research and
       Risk Management

       Paul McNamara                                       None
       Member & Director of Defined Contribution Services
       Edward A. Oberhaus III                              None
       Member & Director of Equity Trading
       Walter Prahl                                        None
       Member & Director of Quantitative Research -
       Taxable Fixed Income
       Michael Rose                                        None
       Member & Director of Retirement Planning
       Richard Sieling                                     None
       Member & Managing Director
       Michael Smith                                       None
       Member & Small Cap Core
       Richard Smola                                       None
       Member & Director of Municipal PAS Management
       Diane Tornejal,                                     None
       Member & Director of Human Resources

The principal business address for Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

FRANKLIN ADVISERS, INC.

  NAME AND CURRENT POSITION WITH                             OTHER BUSINESS AND CONNECTIONS
  FRANKLIN ADVISERS, INC.                                       DURING THE PAST TWO YEARS
  ------------------------------                             ------------------------------
  Sheila Amoroso                                                          None
  Senior Vice President

  Roger Bayston                      Senior Vice President, Fiduciary Trust International of the South
  Senior Vice President

  Harmon E. Burns                    Chairman, Member Office of the Chairman, & Director Franklin Resources, Inc.
  Executive Vice President
                                     Director, Franklin Investment Advisory Services, Inc., Franklin Capital
                                     Corporation, Franklin Properties, Inc., FS Capital Group, FS Properties,
                                     Inc., Templeton Worldwide, Inc., FCC Receivables Corp.

                                     Chairman, Franklin Templeton Companies, LLC

                                     Vice President & Director, Franklin/Templeton Distributors, Inc.

                                     Executive Vice President & Director, Franklin/Templeton Travel, Inc.,
                                     Templeton/Franklin Investment Services, Inc.

  Alex Calvo                                                 None
  Senior Vice President

  Rafael Costas                                              None
  Senior Vice President

  Richard D'Addario                                          None
  Senior Vice President

  Frank M. Felicelli                 Executive Vice President & Director, Franklin Private Client Group, Inc.
  Senior Vice President

  Martin L. Flanagan                 President, Member - Office of the President, Chief Financial Officer and
  Executive Vice President           Chief Operating Officer, Franklin Resources, Inc.

                                     President, FCC Receivables Corp.

                                     Chief Financial Officer, Franklin Advisory
                                     Services, LLC, FS Capital Group, FS
                                     Properties, Inc.

                                     EVP, Franklin Agency, Inc., Franklin Investment Advisory Services, Inc.,
                                     Franklin Private Client Group, Inc., Franklin Templeton Investor Services, LLC

                                     EVP & Director, Templeton Global Advisors Limited, Franklin/Templeton Travel,
                                     Inc., Templeton Global Holdings, Ltd.

                                     Senior VP and Chief Financial Officer, Franklin Mutual Advisers, LLC

                                     VP-Finance & Chief Financial Officer, Franklin Properties, Inc., Property
                                     Resources, Inc.

                                     President, Franklin Templeton Companies, LLC

                                     Director, Franklin Templeton Global Investors Limited, Franklin Templeton
                                     Investment Management Limited, Franklin Templeton Investment Australia
                                     Limited, Franklin Templeton Services Limited, Templeton Asset Management
                                     Ltd., Templeton Capital Advisors Ltd., Templeton Heritage Limited,
                                     Templeton/Franklin Investment Services, Inc.

                                     Advisory Board, Franklin Templeton Investment Service gmbH
                                     Chairman, Franklin Templeton Services, LLC

                                     Treasurer & Director, Templeton Funds Annuity Company

                                     EVP, COO, CFO, Director, Templeton International, Inc.

                                     EVP, COO, Templeton Investment Counsel, LLC

                                     EVP, CFO, Director, Templeton Worldwide, Inc.

  Conrad Herrman                     None
  Senior Vice President

  Edward B. Jamieson                 EVP, FTI Institutional LLC, Fiduciary Trust International of the South
  Executive Vice President

  Charles E. Johnson                 President, Member Office of the President & Director, Franklin Resources, Inc.
  President & Director
                                     Director, Closed Joint Stock Company Templeton, Franklin Templeton Global
                                     Investors Limited, Franklin Templeton Holdings Limited, Franklin Templeton
                                     Investment Management Limited, Franklin Templeton Investments (Asia) Limited,
                                     Franklin Templeton Investment Japan Limited, Franklin Templeton Italia SIM
                                     SpA, Franklin Templeton NIB Asset Management (PTY) Ltd., Franklin Templeton
                                     Services Limited, Property Resources, Inc., Templeton Asian Direct
                                     Investment, Limited, Templeton Asset Management Limited, Templeton Capital
                                     Advisors Ltd., Templeton Franklin Global Distributors, Ltd., Templeton Global
                                     Advisors Limited, Templeton Global Holdings Ltd., Franklin Properties, Inc.

                                     Chairman of the Board & Director, Franklin Agency, Inc., Franklin Templeton
                                     France SA, Franklin Templeton Asset Management India Pty Ltd., Templeton
                                     Investment Holdings (Cyprus) Limited, Templeton Research and Management
                                     Venezuela, CA

                                     Chairman of the Board, President & Director, Franklin Investment Advisory
                                     Services, Inc., Franklin Templeton Asset Management SA

                                     Vice President, Franklin Private Client Group, Inc.

                                     President, Franklin Templeton Alternative Strategies, LLC

                                     President & Director, Templeton International Inc., Templeton Worldwide, Inc.

                                     Advisory Board, Franklin Templeton Investment Service, GmbH

                                     Senior VP, Franklin/Templeton Distributors, Inc.

  Rupert H. Johnson, Jr.                  Vice Chairman, Member - Office of the Chairman & Director, Franklin
  Director                           Resources, Inc.

                                          Director, FCC Receivables Corp., Franklin Agency, Inc., Franklin Capital
                                     Corporation, Franklin Investment Advisory Services, Inc., Franklin
                                     Properties, Inc., Franklin/Templeton Travel, Inc., Property Resources, Inc.,
                                     Templeton Worldwide, Inc.

                                          SVP, Franklin Advisory Services, LLC

                                          Chairman of Board & Director, Franklin Private Client Group Inc.

                                          VP & Director, Franklin/Templeton Distributors, Inc.

                                          Chairman & Director, Templeton International, Inc.

  Leslie M. Kratter                  SVP & Secretary, Franklin Resources, Inc., Franklin Templeton Companies LLC,
  Secretary                          Franklin Templeton Services, LLC, Templeton Investment Counsel, LLC

                                     Secretary, FCC Receivables Corp., FTI Institutional LLC, Franklin Advisory
                                     Services LLC, Franklin Agency, Inc., Franklin Investment Advisory Services,
                                     Inc., Franklin Mutual Advisers LLC, Franklin Private Client Group Inc.,
                                     Franklin Templeton Alternative Strategies, LLC, Franklin Templeton Investor
                                     Services, Inc., Franklin/Templeton Distributors, Inc., Templeton
                                     International, Inc., Templeton Worldwide, Inc., Templeton/Franklin Investment
                                     Service, Inc.

                                     President & Director, Franklin Templeton Travel, Inc.

                                     VP & Assistant Treasurer, Templeton Global Advisors Limited

  Jack Lemein                        VP, Franklin Private Client Group, Inc., Franklin Templeton Distributors, Inc.
  Executive Vice President

  Chauncey Lufkin                    None
  Executive Vice President

  Michael McCarthy                   None
  Senior Vice President

  Christopher Molumphy               SVP, Fiduciary Trust International of the South
  Executive Vice President

  Bernard Schroer                    None
  Senior Vice President

  Charles R. Sims                    Vice President - Finance, Chief Accounting Officer and Treasurer, Franklin
  SVP-Finance, Treasurer and         Resources, Inc.
  Principal Financial Officer
                                     Treasurer, FCC Receivables, Franklin Advisory Services, LLC, Franklin Mutual
                                     Advisers, LLC, Franklin Templeton Alternative Strategies, LLC, Templeton
                                     Global Advisors Limited, Templeton Global Holdings Ltd., Templeton
                                     International, Inc., Templeton Worldwide, Inc.

                                     Assistant Treasurer, Templeton Heritage Limited

                                     Senior Vice President - Finance & Treasurer, FTI Institutional LLC, Fiduciary
                                     Trust International of the South

                                     Senior Vice President - Finance, Treasurer and Principal Financial Officer,
                                     Franklin Agency, Inc., Franklin Investment Advisory Services, Inc., Franklin
                                     Private Client Group, Inc., Franklin Templeton Companies LLC, Franklin
                                     Templeton Investor Services, LLC, Franklin Templeton Services LLC

  Thomas Walsh                       None
  Senior Vice President

The principal business address of Franklin Advisers is 1 Franklin Parkway, San Mateo, CA 94003-1906.

ITEM 27.  PRINCIPAL UNDERWRITERS

          Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Penn Series Funds, Inc.
          600 Dresher Road
          Horsham, PA 19044

          PFPC Inc.
          Bellevue Corporate Center
          103 Bellevue Parkway
          Wilmington, DE 19809

          T. Rowe Price Associates, Inc.
          100 E. Pratt Street
          Baltimore, MD 21202

          Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, PA 19103-2921

          Independence Capital Management, Inc.
          600 Dresher Road
          Horsham, PA 19044

          Lord, Abbett & Co.
          90 Hudson Street
          Jersey City, NJ 07302

          Heitman Real Estate Securities LLC
          180 North LaSalle Street
          Chicago, IL 60601

          Turner Investment Partners
          1235 Westlakes Drive, Suite 350
          Berwyn, PA 19312

          Wells Capital Management, Incorporated
          525 Market Street
          San Francisco, CA 94105

          Royce and Associates
          1414 Avenue of the Americas
          New York, NY 10019


          Putnam Investments
          One Post Office Square
          Boston, MA 02109

          RS Investment Management, Inc.
          388 Market Street
          San Francisco, CA 94111

          Neuberger Berman Management Inc.
          605 Third Avenue
          New York, NY 10158

          Vontobel USA Inc.
          450 Park Avenue
          New York, NY 10022

          Franklin Advisers, Inc.
          One Franklin Parkway
          San Mateo, CA 94003

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 54 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 23rd day of April, 2004.

                                                    PENN SERIES FUNDS, INC.


                                                    By: /s/ Peter M. Sherman
                                                    ------------------------
                                                    Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 23rd day of April, 2004.

SIGNATURE                                           TITLE
/s/ Peter M. Sherman                                President (Principal Executive
--------------------                                Officer)
Peter M. Sherman

/s/ Steven M. Herzberg                              Treasurer (Principal
----------------------                              Financial Officer)
Steven M. Herzberg


*    EUGENE BAY                                     Director

*    JAMES S. GREENE                                Director

*    ROBERT E. CHAPPELL                             Director

*    M. DONALD WRIGHT                               Director

*    LARRY L. MAST                                  Director

*    DANIEL J. TORAN                                Director

*    CHARLES E. MATHER III                          Director


*    By: /s/ Robert E. Chappell
     --------------------------
     Robert E. Chappell, Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
EXHIBIT
NUMBER    DESCRIPTION
------    -----------
(i)       Opinion and Consent of Morgan, Lewis & Bockius LLP

(j)       Consent of Ernst & Young LLP

(p)(1)    Code of Ethics for the Registrant

(p)(2)    Code of Ethics for Independence Capital Management, Inc.

(p)(6)    Code of Ethics for Wells Capital Management, Incorporated

(p)(11)   Code of Ethics for Franklin Advisers, Inc.

(p)(12)   Code of Ethics for Lord, Abbett & Co.